UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

Southern States Bancshares, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Joint Proxy Statement/Prospectus

To the shareholders of FB Financial Corporation and Southern States Bancshares, Inc.
PROPOSED MERGER — YOUR VOTE IS VERY IMPORTANT
On behalf of the boards of directors of FB Financial Corporation (“FB Financial”) and Southern States Bancshares, Inc. (“Southern States”), we are pleased to enclose the accompanying joint proxy statement/prospectus relating to the proposed acquisition of Southern States by FB Financial. We are requesting that you take certain actions as a shareholder of FB Financial or a shareholder of Southern States.
The boards of directors of each of FB Financial and Southern States have unanimously approved an agreement providing for the acquisition of Southern States by FB Financial pursuant to an Agreement and Plan of Merger, dated as of March 31, 2025, between Southern States and FB Financial (the “merger agreement”). Under the terms and subject to the conditions of the merger agreement, among other things, (1) Southern States will merge with and into FB Financial, with FB Financial continuing as the surviving corporation (the “merger”), and (2) immediately following the merger, Southern States Bank will merge with and into FirstBank, with FirstBank continuing as the surviving bank (the “bank merger” and, together with the merger, the “mergers”).
In the merger, holders of common stock of Southern States will receive 0.80 shares (the “exchange ratio,” and such shares, the “merger consideration”) of common stock of FB Financial for each share of Southern States common stock that they own, with cash paid in lieu of fractional shares. Holders of FB Financial common stock will continue to own their existing shares of FB Financial common stock. Based on the closing price of FB Financial common stock on the New York Stock Exchange (the “NYSE”) on March 28, 2025, the last trading day before public announcement of the merger agreement, the exchange ratio represented approximately $37.64 in value for each share of Southern States common stock. Based on the closing price of FB Financial common stock on the NYSE on May 16, 2025, the latest practical trading day before the date of the accompanying joint proxy statement/prospectus, of $45.77, the exchange ratio represented approximately $36.62 in value for each share of Southern States common stock. The implied value of the FB Financial common stock at the time of completion of the merger could be greater than, less than or the same as the value of FB Financial common stock on the date of the accompanying joint proxy statement/prospectus. We urge you to obtain current market quotations of FB Financial common stock (NYSE trading symbol “FBK”) and Southern States (NASDAQ trading symbol “SSBK”).
The special meeting of holders of Southern States common stock will be held on June 26, 2025 at 615 Quintard Ave., Anniston, Alabama 36201, at 8:00am Central Time. The special meeting of holders of FB Financial common stock will be held on June 26, 2025 at 1221 Broadway, Suite 1300, Nashville, Tennessee 37203, at 1:00pm Central Time. At our respective special meetings, in addition to other business, FB Financial will ask its shareholders to approve the issuance of shares of FB Financial common stock in the merger and Southern States will ask its shareholders to approve the merger agreement. Information about these meetings and the merger is contained in this joint proxy statement/prospectus. In particular, see “Risk Factors” beginning on page 29. We urge you to read this joint proxy statement/prospectus carefully and in its entirety.
Whether or not you plan to attend your special meeting, please vote as soon as possible to make sure that your shares are represented at the meeting.
Each of our boards of directors unanimously recommends that holders of common stock vote “FOR” each of the proposals to be considered at the respective meetings.
Sincerely,
Christopher T. Holmes President and Chief Executive Officer FB Financial Corporation	Mark A. Chambers Chief Executive Officer and President Southern States Bancshares, Inc.
Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the securities to be issued in the merger or passed upon the adequacy or accuracy of this joint proxy statement/prospectus. Any representation to the contrary is a criminal offense.
The securities to be issued in the merger are not savings or deposit accounts or other obligations of any bank or non-bank subsidiary of either FB Financial or Southern States, and they are not insured by the Federal Deposit Insurance Corporation or any other governmental agency.
The date of this joint proxy statement/prospectus is May 21, 2025, and it is first being mailed or otherwise delivered to the shareholders of FB Financial and Southern States on or about May 21, 2025.

1221 Broadway, Suite 1300
Nashville, Tennessee 37203
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 26, 2025
To the Shareholders of FB Financial Corporation:
On March 31, 2025, FB Financial Corporation (“FB Financial”) and Southern States Bancshares (“Southern States”) entered into an Agreement and Plan of Merger (as amended from time to time, the “merger agreement”), a copy of which is attached as Annex A to the accompanying joint proxy statement/prospectus.
Notice is hereby given that FB Financial will hold a special meeting of holders of FB Financial common stock (the “FB Financial special meeting”) on June 26, 2025, at 1:00pm, Central Time, at 1221 Broadway, Suite 1300, Nashville, Tennessee 37203. The FB Financial special meeting will be held for the purposes of allowing FB Financial shareholders to consider and vote upon the following matters:
•
A proposal to approve the issuance of FB Financial common stock pursuant to the merger agreement (the “FB Financial share issuance proposal”).

•
A proposal to adjourn the FB Financial special meeting, if necessary or appropriate, to solicit additional proxies if, immediately prior to such adjournment, there are not sufficient votes to approve the FB Financial share issuance proposal or to ensure that any supplement or amendment to the accompanying joint proxy statement/prospectus is timely provided to holders of FB Financial common stock (the “FB Financial adjournment proposal”).

The board of directors of FB Financial has fixed the close of business on May 16, 2025 as the record date for the FB Financial special meeting. Only holders of record of FB Financial common stock as of the close of business on the record date for the FB Financial special meeting are entitled to notice of, and to vote at, the FB Financial special meeting or any adjournment or postponement thereof.
The FB Financial board of directors unanimously recommends that holders of FB Financial common stock vote “FOR” the FB Financial share issuance proposal and “FOR” the FB Financial adjournment proposal.
Your vote is important. We cannot complete the transactions contemplated by the merger agreement unless holders of FB Financial common stock approve the FB Financial share issuance proposal. The affirmative vote of a majority of the votes cast by the holders of FB Financial common stock is required to approve the FB Financial share issuance proposal.
Each copy of the joint proxy statement/prospectus mailed to holders of FB Financial common stock is accompanied by a form of proxy card with instructions for voting. Whether or not you plan to attend the FB Financial special meeting, we urge you to please promptly complete, sign, date and return the accompanying proxy card in the enclosed postage-paid envelope or authorize the individuals named on the accompanying proxy card to vote your shares by using the internet as described in the instructions included with the accompanying proxy card. If your shares are held in the name of a bank, broker, trustee (including through the FB Financial 401(k) Profit Sharing Plan) or other nominee, please follow the instructions on the voting instruction card furnished by such bank, broker, trustee or other nominee.
BY ORDER OF THE BOARD OF DIRECTORS
Christopher T. Holmes
President and Chief Executive Officer
Nashville, Tennessee
May 21, 2025

615 Quintard Ave.
Anniston, AL 36201
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 26, 2025
To the Stockholders of Southern States Bancshares, Inc.:
On March 31, 2025, Southern States Bancshares, Inc. (“Southern States”) and FB Financial Corporation (“FB Financial”) entered into an Agreement and Plan of Merger (as amended from time to time, the “merger agreement”), a copy of which is attached as Annex A to the accompanying joint proxy statement/prospectus.
Notice is hereby given that Southern States will hold a special meeting of stockholders (the “Southern States special meeting”), to be held on June 26, 2025, at 8:00am, Central Time, at 615 Quintard Ave., Anniston, Alabama 36201. The Southern States special meeting will be held for the purposes of allowing Southern States stockholders to consider and vote upon the following matters:
•
A proposal to approve the merger agreement (the “Southern States merger proposal”).

•
A proposal to adjourn the Southern States special meeting, if necessary or appropriate, to solicit additional proxies if, immediately prior to such adjournment, there are not sufficient votes to approve the Southern States merger proposal or to ensure that any supplement or amendment to the accompanying joint proxy statement/prospectus is timely provided to holders of Southern States common stock (the “Southern States adjournment proposal”).

The board of directors of Southern States has fixed the close of business on May 16, 2025 as the record date for the Southern States special meeting. Only holders of record of Southern States common stock as of the close of business on the record date for the Southern States special meeting are entitled to notice of, and to vote at, the Southern States special meeting or any adjournment or postponement thereof.
The Southern States board of directors unanimously recommends that holders of Southern States common stock vote “FOR” the Southern States merger proposal and “FOR” the Southern States adjournment proposal.
Your vote is important. We cannot complete the transactions contemplated by the merger agreement unless holders of Southern States common stock approve the Southern States merger proposal. The affirmative vote of a majority of the outstanding shares of Southern States common stock entitled to vote on the merger agreement is required to approve the Southern States merger proposal.
Each copy of the joint proxy statement/prospectus mailed to holders of Southern States common stock is accompanied by a form of proxy card with instructions for voting. Whether or not you plan to attend the Southern States special meeting, we urge you to please promptly complete, sign, date and return the accompanying proxy card in the enclosed postage-paid envelope or authorize the individuals named on the accompanying proxy card to vote your shares by calling the toll-free telephone number or by using the internet as described in the instructions included with the accompanying proxy card. If your shares are held in the name of a bank, broker, trustee or other nominee, please follow the instructions on the voting instruction card furnished by such bank, broker, trustee or other nominee.
BY ORDER OF THE BOARD OF DIRECTORS
Mark A. Chambers
Chief Executive Officer and President
Anniston, Alabama
May 21, 2025

ADDITIONAL INFORMATION
The accompanying joint proxy statement/prospectus incorporates by reference important business and financial information about FB Financial and Southern States from documents that have been filed with the United States Securities and Exchange Commission, or the SEC, that are not included in or delivered with this joint proxy statement/prospectus. You may also obtain these documents, free of charge, from FB Financial at https://investors.firstbankonline.com or from Southern States at https://ir.southernstatesbank.net. These documents are also available without charge on the SEC’s website at www.sec.gov and upon written or oral request to the applicable company’s principal executive offices. The respective addresses and telephone numbers of such principal executive offices are listed below:
FB Financial Corporation 221 Broadway, Suite 1300 Nashville, Tennessee 37203 Attention: Corporate Secretary Telephone: (615) 564-1212	Southern States Bancshares, Inc. 615 Quintard Ave. Anniston, Alabama, 36201 Attention: Lynn J. Joyce, Corporate Secretary Telephone: (256) 241-1092
The website addresses listed above are inactive textual references only, and the information provided on the websites listed above is not a part of the accompanying joint proxy statement/prospectus and, therefore, is not incorporated by reference into the accompanying joint proxy statement/prospectus.
You will not be charged for any of these documents that you request. To receive timely delivery of these documents in advance of your special meeting, you must make your request no later than June 18, 2025 in order to receive them before the FB Financial special meeting or the Southern States special meeting, as appropriate.
For a more detailed description of the information incorporated by reference into the accompanying joint proxy statement/prospectus and how you may obtain it, please see the section entitled “Where You Can Find More Information.”
This joint proxy statement/prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or the solicitation of a proxy, in any jurisdiction to or from any person to whom or from whom it is unlawful to make any such offer or solicitation in that jurisdiction. FB Financial and Southern States have not authorized anyone to provide you with information that is different from what is contained in this joint proxy statement/prospectus. This joint proxy statement/prospectus is dated May 21, 2025. You should assume that the information contained in this joint proxy statement/prospectus is accurate only as of such date. Neither the mailing of this joint proxy statement/prospectus to Southern States stockholders or FB Financial shareholders nor the issuance by FB Financial of shares of FB Financial common stock in connection with the merger will create any implication to the contrary.
Except where the context otherwise indicates, information contained in this joint proxy statement/prospectus regarding FB Financial has been provided by FB Financial and information contained in this joint proxy statement/prospectus regarding Southern States has been provided by Southern States.

Page
QUESTIONS AND ANSWERS ABOUT THE PROPOSED MERGERS, THE FB FINANCIAL CORPORATION SPECIAL MEETING OF SHAREHOLDERS, AND THE SOUTHERN STATES BANCSHARES, INC. SPECIAL MEETING OF STOCKHOLDERS	1
SUMMARY	10
UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION	19
CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS	27
RISK FACTORS	29
SOUTHERN STATES BANCSHARES, INC. SPECIAL MEETING	36
SOUTHERN STATES BANCSHARES, INC. PROPOSALS	41
THE FB FINANCIAL CORPORATION SPECIAL MEETING	43
THE FB FINANCIAL CORPORATION PROPOSALS	47
INFORMATION ABOUT THE COMPANIES	49
THE MERGER	51
Terms of the Merger	51
Background of the Merger	51
Southern States Bancshares, Inc.’s Reasons for the Merger and Recommendations of Southern States Bancshares, Inc. Board of Directors	56
Opinion of Southern States Bancshares, Inc.’s Financial Advisor	58
FB Financial Corporation’s Reasons for the Merger and Recommendations of the FB Financial Corporation Board of Directors	69
Opinion of FB Financial Corporation’s Financial Advisor	71
Certain Prospective Financial Information	82
Management and Board of Directors of FB Financial Corporation After the Merger	86
Interests of Southern States Bancshares, Inc.’s Directors and Executive Officers in the Merger	86
Merger-Related Compensation for Southern States Bancshares, Inc.’s Named Executive Officers	89
Regulatory Approvals Required for the Merger	90
Accounting Treatment	91
Public Trading Markets	91
THE MERGER AGREEMENT	92
MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER	111
COMPARISON OF SHAREHOLDERS’ RIGHTS	114
LEGAL MATTERS	122
EXPERTS	122
OTHER MATTERS	122
DEADLINES FOR SUBMITTING FB FINANCIAL CORPORATION SHAREHOLDER PROPOSALS	122
WHERE YOU CAN FIND MORE INFORMATION	123
Annex Index
Annex A:
Agreement and Plan of Merger, dated as of March 31, 2025, by and between FB Financial Corporation and Southern States Bancshares, Inc.

Annex B:
Opinion of Performance Trust Capital Partners, LLC

Annex C:
Opinion of Keefe, Bruyette & Woods, Inc.

i

QUESTIONS AND ANSWERS ABOUT THE PROPOSED MERGERS, THE FB FINANCIAL CORPORATION SPECIAL MEETING OF SHAREHOLDERS, AND THE SOUTHERN STATES BANCSHARES, INC. SPECIAL MEETING OF STOCKHOLDERS
The following are some questions that you may have regarding the merger, the FB Financial special meeting of shareholders, or the FB Financial special meeting, and the Southern States special meeting of stockholders, or the Southern States special meeting, and brief answers to those questions. We urge you to read carefully the remainder of this joint proxy statement/prospectus because the information in this section does not provide all of the information that might be important to you with respect to the merger, the FB Financial special meeting and the Southern States special meeting. Additional important information is also contained in the documents incorporated by reference into this joint proxy statement/prospectus. Please see the section entitled “Where You Can Find More Information.”
Unless otherwise indicated, references in this joint proxy statement/prospectus to “FB Financial” refer to FB Financial Corporation and references to “Southern States” refer to Southern States Bancshares, Inc., and references to “we,” “our” and “us” refer to FB Financial and Southern States together. References in this joint proxy statement/prospectus to “FB Financial common stock” refer to the common stock of FB Financial, par value $1.00 per share, and references to “Southern States common stock” refer to the common stock of Southern States, par value $5.00 per share.
Q:
Why am I receiving this joint proxy statement/prospectus?

A:
You are receiving this joint proxy statement/prospectus because Southern States has agreed to be acquired by FB Financial pursuant to the Agreement and Plan of Merger, dated as of March 31, 2025, by and between FB Financial and Southern States (as amended from time to time, the “merger agreement”), which is attached as Annex A to this joint proxy statement/prospectus and is incorporated by reference herein. At closing, Southern States will merge with and into FB Financial, with FB Financial as the surviving entity (the “combined company”). Following the completion of the merger, Southern States Bank, an Alabama state-chartered bank and wholly owned subsidiary of Southern States, will merge with and into FirstBank, a Tennessee state-chartered bank and wholly owned subsidiary of FB Financial, with FirstBank surviving the bank merger (the “bank merger”).

To complete the merger, among other things:
•
holders of FB Financial common stock must approve the issuance of FB Financial common stock to Southern States stockholders in connection with the merger (the “FB Financial share issuance proposal”); and

•
holders of Southern States common stock must approve the merger agreement (the “Southern States merger proposal”).

FB Financial is holding a special meeting of holders of FB Financial common stock (the “FB Financial special meeting”), to obtain approval of the FB Financial share issuance proposal. Holders of FB Financial common stock will also be asked to approve the proposal to adjourn the FB Financial special meeting, if necessary or appropriate, to solicit additional proxies if, immediately prior to such adjournment, there are not sufficient votes at the time of the FB Financial special meeting to approve the FB Financial share issuance proposal or to ensure that any supplement or amendment to this joint proxy statement/prospectus is timely provided to holders of FB Financial common stock (the “FB Financial adjournment proposal”).
Southern States is holding a special meeting of holders of Southern States common stock (the “Southern States special meeting”) to obtain approval of the Southern States merger proposal. Holders of Southern States common stock will also be asked to approve the proposal to adjourn the Southern States special meeting, if necessary or appropriate, to solicit additional proxies if, immediately prior to such adjournment, there are not sufficient votes at the time of the Southern States special meeting to approve the Southern States merger proposal or to ensure that any supplement or amendment to this joint proxy statement/prospectus is timely provided to holders of Southern States common stock (the “Southern States adjournment proposal”).

This document is also a prospectus that is being delivered to holders of Southern States common stock because, in connection with the merger, FB Financial is offering shares of FB Financial common stock to holders of Southern States common stock.
This joint proxy statement/prospectus contains important information about the merger and the other proposals being voted on at the FB Financial and Southern States special meetings. You should read it carefully and in its entirety. The enclosed materials allow you to have your shares of common stock voted by proxy without attending your meeting. Your vote is important and we encourage you to submit your proxy as soon as possible.
Q:
What will happen in the merger?

A:
In the merger, Southern States will merge with and into FB Financial, with FB Financial surviving the merger. Each share of Southern States common stock issued and outstanding immediately prior to the effective time of the merger (the “effective time”) (other than certain shares held by FB Financial or Southern States) will be converted into the right to receive 0.80 shares of FB Financial common stock (the “exchange ratio”, and such shares of FB Financial, the “merger consideration”). After completion of the merger, Southern States will cease to exist, will no longer be a public company, and Southern States common stock will be delisted from NASDAQ, will be deregistered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and will cease to be publicly traded. Holders of FB Financial common stock will continue to own their existing shares of FB Financial common stock. See the information provided in the section entitled “The Merger Agreement — Structure of the Merger” beginning on page 91 and the merger agreement for more information about the merger.

Q:
When and where will each of the special meetings take place?

A:
The FB Financial special meeting will be held at 1221 Broadway, Suite 1300, Nashville, Tennessee 37203, on June 26, 2025 at 1:00pm Central Time.

The Southern States special meeting will be held at 615 Quintard Ave., Anniston, Alabama 36201, on June 26, 2025 at 8:00am Central Time.
Even if you plan to attend your respective company’s special meeting, FB Financial and Southern States recommend that you vote your shares in advance as described below so that your vote will be counted if you later decide not to or become unable to attend the applicable special meeting. Shares held in “street name” may be voted in person by you only if you obtain a signed legal proxy from your bank, broker, trustee or other nominee giving you the right to vote the shares.
Q:
What matters will be considered at each of the special meetings?

A:
At the FB Financial special meeting, holders of FB Financial common stock will be asked to consider and vote on the following proposals:

•
FB Financial Proposal 1 — The FB Financial share issuance proposal:   Approval of the issuance of FB Financial common stock to Southern States stockholders in connection with the merger; and

•
FB Financial Proposal 2 — The FB Financial adjournment proposal:   Approval of the adjournment of the FB Financial special meeting, if necessary or appropriate, to solicit additional proxies if, immediately prior to such adjournment, there are not sufficient votes at the time of the FB Financial special meeting to approve the FB Financial share issuance proposal or to ensure that any supplement or amendment to this joint proxy statement/prospectus is timely provided to holders of FB Financial common stock.

At the Southern States special meeting, holders of Southern States common stock will be asked to consider and vote on the following proposals:
•
Southern States Proposal 1 — The Southern States merger proposal:   Approval of the merger agreement; and

•
Southern States Proposal 2 — The Southern States adjournment proposal:   Approval of the adjournment of the Southern States special meeting, if necessary or appropriate, to solicit additional proxies if, immediately prior to such adjournment, there are not sufficient votes at the time of the Southern States special meeting to approve the Southern States merger proposal or to ensure that any supplement or amendment to this joint proxy statement/prospectus is timely provided to holders of Southern States common stock.
In order to complete the merger, among other things, holders of FB Financial common stock must approve the FB Financial share issuance proposal and holders of Southern States common stock must approve the Southern States merger proposal. None of the approvals of the FB Financial adjournment proposal or the Southern States adjournment proposal are conditions to the obligations of FB Financial or Southern States to complete the merger.
Q:
What will holders of Southern States common stock receive in the merger?

A:
In the merger, each share of Southern States common stock issued and outstanding immediately prior to the effective time (other than certain shares held by FB Financial or Southern States) will be converted into the right to receive 0.80 shares of FB Financial common stock. No fractional shares of FB Financial common stock will be issued in connection with the merger, and holders of Southern States common stock will be entitled to receive cash in lieu thereof, the amount of which will be determined by multiplying (1) the fraction of a share (rounded to the nearest one hundredth when expressed as a decimal form) of FB Financial common stock that such holder would otherwise be entitled to receive by (2) the average of the closing-sale prices of FB Financial common stock on the NYSE for the consecutive period of ten full trading days ending on the date that is five days prior to the closing date of the merger (the “FB Financial average closing price”).

Q:
What will holders of FB Financial common stock receive in the merger?

A:
In the merger, holders of FB Financial common stock will not receive any consideration, and their shares of FB Financial common stock will remain outstanding and will constitute shares of the combined company. Following the merger, shares of FB Financial common stock will continue to be listed on the NYSE.

Q:
What percentage of the combined company will FB Financial shareholders and Southern States stockholders, respectively, own following the merger?

A:
Upon completion of the merger, FB Financial shareholders immediately prior to the effective time of the merger will own approximately 85% of the combined company and Southern States stockholders immediately prior to the effective time of the merger will own approximately 15% of the combined company.

Q:
Will the implied value of the merger consideration change between the date of this joint proxy statement/prospectus and the time the merger is completed?

A:
Yes. Although the number of shares of FB Financial common stock that holders of Southern States common stock will receive is fixed, the implied value of the merger consideration will fluctuate between the date of this joint proxy statement/prospectus and the completion of the merger based upon the market value for FB Financial common stock. Any fluctuation in the market price of FB Financial common stock after the date of this joint proxy statement/prospectus will change the implied value of the shares of FB Financial common stock that holders of Southern States common stock will receive.

Q:
How will the merger affect Southern States equity awards?

A:   At the effective time:
•
Southern States Stock Options.   Each Southern States stock option will be cancelled and converted into the right to receive from FB Financial a cash payment equal to the product of (a) the difference, if positive, between (1) the product of (x) FB Financial average closing price multiplied by (y) the exchange ratio and (2) the exercise price of the Southern States stock option, multiplied by (b) the number of shares of Southern States common stock underlying such Southern States stock option immediately prior to the effective time, rounding up to the nearest cent. Any Southern States stock option with an exercise price that equals or exceeds the per share cash equivalent consideration will be canceled with no consideration being paid to the optionholder with respect to such Southern States stock option. FB Financial will be entitled to deduct and withhold, or cause the exchange agent to deduct and withhold, from the cash payable in respect of Southern States stock options all such amounts as it is required to deduct and withhold under the Code or any provision of applicable tax law.
•
Southern States Restricted Stock Awards.   Each share of Southern States common stock subject to vesting, repurchase or other lapse restriction outstanding (each a “Southern States Restricted Stock Award”) as of immediately prior to the effective time will, automatically and without any required action on the part of the holder thereof, become fully vested effective as of immediately prior to the effective time and each such Southern States Restricted Stock Award will be treated as a share of Southern States common stock for all purposes of the merger agreement, including the right to receive the merger consideration.

•
Southern States RSU Awards.   Each restricted stock unit granted by Southern States outstanding (a “Southern States RSU Award”), as of immediately prior to the effective time will, automatically and without any required action on the part of the holder thereof, be cancelled as of the effective time and converted into the right to receive the merger consideration in respect of each share of Southern States common stock underlying the Southern States RSU Award as of immediately prior to the effective time.

Q:
What are the conditions to complete the merger?

A:
The obligations of FB Financial and Southern States to complete the merger are subject to the satisfaction or waiver of certain closing conditions contained in the merger agreement, including the receipt of required regulatory approvals, tax opinions, approval of the FB Financial share issuance proposal by FB Financial’s shareholders and the Southern States merger proposal by Southern States’ stockholders. For more information, see “The Merger Agreement — Conditions to Consummation of the Merger” beginning on page 105.

Q:
When will the merger be completed?

A:
We will complete the merger when all of the conditions to completion contained in the merger agreement are satisfied or waived, including the receipt of required regulatory approvals and approval of the FB Financial share issuance proposal by FB Financial’s shareholders and the Southern States merger proposal by Southern States’ stockholders. While we expect the merger to be completed in the third quarter of 2025, because fulfillment of some of the conditions to completion of the merger is not entirely within our control, we cannot assure you of the actual timing.

Q:
How does the FB Financial board of directors recommend that I vote at the FB Financial special meeting?

A:
The FB Financial board of directors unanimously recommends that you vote “FOR” the FB Financial share issuance proposal and “FOR” the FB Financial adjournment proposal.

Q:
How does Southern States board of directors recommend that I vote at the Southern States special meeting?

A:
The Southern States board of directors unanimously recommends that you vote “FOR” the Southern States merger proposal and “FOR” the Southern States adjournment proposal.

In considering the recommendations of the Southern States board of directors, holders of Southern States common stock should be aware that Southern States directors and executive officers may have interests in the merger that are different from, or in addition to, the interests of holders of Southern States common stock generally. For a more complete description of these interests, see the information provided in the section entitled “The Merger — Interests of Southern States’ Directors and Executive Officers in the Merger” beginning on page 85.

Q:
Who is entitled to vote at the FB Financial special meeting?

A:
The record date for the FB Financial special meeting is May 16, 2025. All holders of FB Financial common stock who held shares at the close of business on the record date for the FB Financial special meeting are entitled to receive notice of, and to vote at, the FB Financial special meeting.

Each holder of FB Financial common stock is entitled to cast one vote on each matter properly brought before the FB Financial special meeting for each share of FB Financial common stock that such holder owned of record as of the record date. As of the close of business on the record date for the FB Financial special meeting, there were 45,807,689 outstanding shares of FB Financial common stock. Physical attendance at the special meeting is not required to vote. See below and the section entitled “The FB Financial Special Meeting — Voting of Proxies; Incomplete Proxies” beginning on page 43 for instructions on how to vote your shares without attending the FB Financial special meeting.
Q:
Who is entitled to vote at the Southern States special meeting?

A:
The record date for the Southern States special meeting is May 16, 2025. All holders of Southern States common stock who held shares at the close of business on the record date for the Southern States special meeting are entitled to receive notice of, and to vote at, the Southern States special meeting.

Each holder of Southern States common stock is entitled to cast one vote on each matter properly brought before the Southern States special meeting for each share of Southern States common stock that such holder owned of record as of the record date. As of the close of business on the record date for the Southern States special meeting, there were 9,927,649 outstanding shares of Southern States common stock. Physical attendance at the special meeting is not required to vote. See below and the section entitled the “Southern States Bancshares, Inc. Special Meeting — Voting of Proxies; Incomplete Proxies” beginning on page 37 for instructions on how to vote your shares without attending the Southern States special meeting.
Q:
What constitutes a quorum for the FB Financial special meeting?

A:
Holders of a majority of the shares of FB Financial common stock entitled to vote at the FB Financial special meeting, present in person or represented by proxy, will be necessary to constitute a quorum for the transaction of business at the FB Financial special meeting. If you fail to attend, or vote in person at, the FB Financial special meeting, fail to submit a proxy at the FB Financial special meeting, or fail to instruct your bank, broker, trustee or other nominee how to vote, your shares of FB Financial common stock will not be counted towards a quorum. Abstentions are considered present for purposes of establishing a quorum.

Q:
What constitutes a quorum for the Southern States special meeting?

A:
Holders of a majority of the shares of Southern States common stock issued and outstanding and entitled to vote at the Southern States special meeting, present in person or represented by proxy, will be necessary to constitute a quorum for the transaction of business at the Southern States special meeting. If you fail to attend, or vote in person at, the Southern States special meeting, fail to submit a proxy at the Southern States special meeting, or fail to instruct your bank, broker, trustee or other nominee how to vote, your shares of Southern States common stock will not be counted towards a quorum. Abstentions are considered present for purposes of establishing a quorum.

Q:
If my shares of common stock are held in “street name” by my broker, will my broker vote my shares for me?

A:
If you hold your shares in a stock brokerage account or if your shares are held by a bank, broker, trustee or other nominee (that is, in “street name”), please follow the voting instructions provided by your broker, bank, trustee or other nominee. Please note that you may not vote shares held in street name by returning a proxy card directly to FB Financial or Southern States or by voting in person at either special meeting unless you provide a “legal proxy,” which you must obtain from your bank, broker, trustee or other nominee. Further, brokers who hold shares of FB Financial or Southern States common stock may not vote your shares on any of the FB Financial proposals or any of the Southern States proposals without specific instructions from you.
Q:
What vote is required for the approval of each proposal at the FB Financial special meeting?

A:
FB Financial Proposal 1 — FB Financial share issuance proposal:   Approval of the FB Financial share issuance proposal requires the affirmative vote of a majority of the votes cast by the holders of FB Financial common stock represented in person or by proxy at the FB Financial special meeting. Accordingly, an abstention or a broker non-vote or other failure to vote will have no effect on the outcome of the FB Financial share issuance proposal.

FB Financial Proposal 2 — FB Financial adjournment proposal:   Approval of the FB Financial adjournment proposal requires the affirmative vote of a majority of the votes cast by the holders of FB Financial common stock represented in person or by proxy at the FB Financial special meeting. Accordingly, an abstention or a broker non-vote or other failure to vote will have no effect on the outcome of the FB Financial adjournment proposal.
Q:
What vote is required for the approval of each proposal at the Southern States special meeting?

A:
Southern States Proposal 1 — Southern States merger proposal:   Approval of the Southern States merger proposal requires the affirmative vote of a majority of the outstanding shares of Southern States common stock entitled to vote on the merger agreement. Accordingly, an abstention, broker non-vote or other failure to vote will have the same effect as a vote “AGAINST” the Southern States merger proposal.

Southern States Proposal 2 — Southern States adjournment proposal:   Approval of the Southern States adjournment proposal requires the affirmative vote of a majority of the shares of Southern States common stock represented in person or by proxy at the Southern States special meeting and entitled to vote on the subject matter. Accordingly, an abstention will have the same effect as a vote “AGAINST” the Southern States adjournment proposal. Failures to vote and broker non-votes will have no effect on the outcome of the Southern States adjournment proposal.
Q:
What if I hold shares in both FB Financial and Southern States?

A:
If you hold shares of both FB Financial common stock and Southern States common stock, you will receive two separate packages of proxy materials. A vote cast as a holder of FB Financial common stock will not count as a vote cast as a holder of Southern States common stock, and a vote cast as a holder of Southern States common stock will not count as a vote cast as a holder of FB Financial common stock. Therefore, please submit separate proxies for your shares of FB Financial common stock and your shares of Southern States common stock.

Q:
What will happen if I return my proxy card without indicating how to vote?

A:
If you sign and return your proxy card without indicating how to vote on any particular proposal, the shares of FB Financial common stock represented by your proxy will be voted as recommended by the FB Financial board of directors with respect to such proposals and the shares of Southern States common stock represented by your proxy will be voted as recommended by the Southern States board of directors with respect to such proposals, as the case may be.

Q:
How can I vote my shares in person at my respective special meeting?

A:
Record Holders.   Shares held directly in your name as the holder of record of FB Financial common stock or Southern States common stock may be voted in person at the FB Financial special meeting or the Southern States special meeting, as applicable. If you choose to vote your shares in person at the respective special meeting, please bring your enclosed proxy card and proof of identification.

Shares in “street name.”   Shares held in a brokerage or other account in “street name” may be voted in person by you only if you obtain a signed legal proxy from your bank, broker, trustee or other nominee giving you the right to vote the shares. If you choose to vote your shares in street name in person at the FB Financial special meeting or the Southern States special meeting, as applicable, please bring that signed legal proxy along with proof of identification.
Even if you plan to attend the FB Financial special meeting or the Southern States special meeting, as applicable, FB Financial and Southern States recommend that you vote your shares in advance as described below so that your vote will be counted if you later decide not to or become unable to attend the respective special meeting.
Additional information on attending the special meetings can be found under the section entitled “The FB Financial Corporation Special Meeting” on page 42 and under the section entitled the “Southern States Bancshares, Inc. Special Meeting” on page 36.
Q:
How can I vote my shares without attending my respective special meeting?

A:
Whether you hold your shares directly as the holder of record of FB Financial common stock or Southern States common stock or beneficially in “street name,” you may direct your vote by proxy without attending the FB Financial special meeting or the Southern States special meeting, as applicable.

If you are a holder of record of FB Financial common stock, you can vote by proxy over the internet or by mail by following the instructions provided in the enclosed proxy card. If you are a holder of record of Southern States common stock, you can vote by proxy over the internet, by telephone or by mail by following the instructions provided in the enclosed proxy card. Please note that if you hold shares beneficially in “street name,” you should follow the voting instructions provided by your bank, broker, trustee or other nominee.
If you intend to submit your proxy by telephone or via the internet, you must do so by 11:00pm, Central Time, on June 25, 2025 on the day before your respective company’s special meeting. If you intend to submit your proxy by mail, your completed proxy card must be received prior to your respective company’s special meeting.
Additional information on voting procedures can be found under the section entitled “The FB Financial Corporation Special Meeting” on page 42 and under the section entitled the “Southern States Bancshares, Inc. Special Meeting” on page 36.
Q:
What should I do now?

A:
After carefully reading and considering the information contained or incorporated by reference in this joint proxy statement/prospectus, please vote as soon as possible. If you hold shares of FB Financial common stock or Southern States common stock as a holder of record, please respond by completing, signing and dating the accompanying proxy card and returning it in the enclosed postage-paid envelope, or by submitting your proxy through the internet or, solely for holders of Southern States common stock, by telephone as soon as possible so that your shares may be represented at your meeting. Please note that if you hold shares beneficially in “street name,” you should follow the voting instructions provided by your bank, broker, trustee or other nominee.

Q:
Can I change my vote after I have delivered my proxy or voting instruction card?

A:
Yes. You can change your vote at any time before your proxy is voted at your meeting. You can do this by:

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submitting a written statement that you would like to revoke your proxy to the corporate secretary of FB Financial or Southern States, as applicable;

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signing and returning a proxy card with a later date;

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attending the special meeting in person, notifying the corporate secretary and voting by ballot at the special meeting;

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voting by the internet at a later time; or

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solely for the holders of Southern States common stock, by telephone at a later time.

Please note that your attendance at the special meeting will not, by itself, revoke your proxy. If your shares are held by a broker, bank, trustee or other nominee, you should contact your broker, bank, trustee or other nominee to change your vote.
Q:
Will Southern States be required to submit the Southern States merger proposal to its shareholders even if the Southern States board of directors has withdrawn, modified or qualified its recommendation?

A:
Yes. Unless the merger agreement is terminated before the Southern States special meeting, Southern States is required to submit the Southern States merger proposal to its shareholders even if the Southern States board of directors has withdrawn or modified its recommendation.

Q:
Are holders of FB Financial common stock entitled to appraisal or dissenters’ rights?

A:
No. Holders of FB Financial common stock are not entitled to appraisal or dissenters’ rights under the Tennessee Business Corporation Act.

Q:
Are holders of Southern States common stock entitled to appraisal or dissenters’ rights?

A:
No. Holders of Southern States common stock are not entitled to appraisal or dissenters’ rights under Alabama Business Corporation Law.

Q:
What are the U.S. federal income tax consequences of the merger to Southern States common shareholders?

A:
Southern States and FB Financial intend for the merger to qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, which we refer as the “Code,” and it is a condition to the respective obligations of FB Financial and Southern States to complete the merger that each of FB Financial and Southern States receives a legal opinion to that effect. If the merger qualifies as a reorganization for U.S. federal income tax purposes, then, when a U.S. holder, as described herein, of Southern States common stock receives FB Financial common stock in the merger, such U.S. holder will not recognize any gain or loss upon surrendering its Southern States common stock. U.S. holders of Southern States common stock receiving cash in lieu of fractional shares of FB Financial common stock will generally recognize gain or loss equal to the difference between the amount of cash received instead of a fractional share and the basis in its fractional share of FB Financial common stock.

For further information, please see the section entitled “Material U.S. Federal Income Tax Consequences Relating to the Merger.”
The U.S. federal income tax consequences described above may not apply to all holders of Southern States common stock. Your tax consequences will depend on your individual situation. Accordingly, we strongly urge you to consult your own tax advisor for a full understanding of the particular tax consequences of the merger to you.
Q:
Are there any risks that I should consider in deciding whether to vote for the approval of the FB Financial share issuance proposal or the approval of the Southern States merger proposal, or the other proposals to be considered at the FB Financial special meeting and the Southern States special meeting, respectively?

A:
Yes. You should read and carefully consider the risk factors set forth in the section entitled “Risk Factors” beginning on page 29. You also should read and carefully consider the risk factors of FB Financial and Southern States contained in the documents that are incorporated by reference into this joint proxy statement/prospectus.

Q:
What happens if the merger is not completed?

A:
If the merger is not completed, holders of Southern States common stock will not receive any merger consideration for their shares in connection with the merger. Instead, Southern States will remain an independent company. In addition, if the merger agreement is terminated in certain circumstances, Southern States or FB Financial may be required to pay a termination fee. See the section of this joint proxy statement/prospectus entitled “The Merger Agreement — Termination Fee” beginning on page 107 for a discussion of the circumstances under which the termination fee will be required to be paid.

Q:
What happens if I sell my shares after the applicable record date but before the relevant company’s special meeting?

A:
Each of the FB Financial record date and the Southern States record date is earlier than the date of the FB Financial special meeting or the Southern States special meeting, as applicable, and earlier than the date that the merger is expected to be completed. If you sell or otherwise transfer your shares of FB Financial common stock or Southern States common stock, as applicable, after the applicable record date but before the date of the applicable special meeting, you will retain your right to vote at such special meeting (provided that such shares remain outstanding on the date of such special meeting), but, with respect to Southern States common stock, you will not have the right to receive the merger consideration to be received by Southern States’ stockholders in connection with the merger. In order to receive the merger consideration, you must hold your shares of Southern States common stock through completion of the merger.

Q:
If I am a Southern States stockholder, should I send in my stock certificates now?

A:
No. Please do not send in your Southern States stock certificates with your proxy. After the merger is completed, an exchange agent selected by FB Financial that is reasonably acceptable to Southern States (the “exchange agent”) will send you instructions for exchanging Southern States stock certificates for the consideration to be received in the merger. See the section entitled “The Merger Agreement — Conversion of Shares; Exchange Procedures” beginning on page 92.

Q:
What should I do if I receive more than one set of voting materials for the same special meeting?

A:
If you hold shares of FB Financial common stock or Southern States common stock in “street name” and also directly in your name as a holder of record or otherwise or if you hold shares of FB Financial common stock or Southern States common stock in more than one brokerage account, you may receive more than one set of voting materials relating to the same special meeting.

Record Holders.   For shares held directly, please complete, sign, date and return each proxy card (or cast your vote by internet or, solely for holders of Southern States common stock, by telephone as provided on each proxy card) or otherwise follow the voting instructions provided in this joint proxy statement/prospectus in order to ensure that all of your shares of FB Financial common stock or Southern States common stock are voted.
Shares in “street name.”   For shares held in “street name” through a bank, broker, trustee or other nominee, you should follow the procedures provided by your bank, broker, trustee or other nominee to vote your shares.
Q:
Who can help answer my questions?

A:
FB Financial shareholders:   If you have any questions about the merger or how to submit your proxy or voting instruction card, or if you need additional copies of this document or the enclosed proxy card or voting instruction card, you should contact FB Financial’s Investor Relations Department at (615) 564-1212.

Southern States stockholders:   If you have any questions about the merger or how to submit your proxy or voting instruction card, or if you need additional copies of this document or the enclosed proxy card or voting instruction card, you should contact Alliance Advisors, 150 Clove Road, Suite 400, Little Falls, NJ 07424 at 844-202-6574 or, via email, at SSBK@allianceadvisors.com.

SUMMARY
The following summary highlights selected information in this joint proxy statement/prospectus and may not contain all the information that may be important to you in determining how to vote. You should read carefully this entire joint proxy statement/prospectus, including any document incorporated by reference in this joint proxy statement/prospectus, and its annexes. For a description of, and instructions as to how to obtain, this information, see the section entitled “Where You Can Find More Information.” Each item in this summary refers to the page of this joint proxy statement/prospectus where that subject is discussed in more detail.
Information About the Companies (page 48)
FB Financial Corporation
1221 Broadway, Suite 1300
Nashville, Tennessee 37203
Telephone: (615) 564-1212
FB Financial is a bank holding company designated as a financial holding company. FB Financial is headquartered in Nashville, Tennessee. FB Financial’s wholly owned bank subsidiary is FirstBank which provides a comprehensive suite of commercial and consumer banking services to clients in select markets primarily in Tennessee, Kentucky, Alabama, Georgia, and North Carolina. As of March 31, 2025, FB Financial’s footprint included 77 full-service bank branches and several other limited service banking, ATM and mortgage loan production locations serving the Tennessee metropolitan markets of Nashville, Chattanooga (including North Georgia), Knoxville, Memphis, and Jackson in addition to the metropolitan markets of Birmingham, Florence and Huntsville, Alabama, Asheville, North Carolina, and Bowling Green, Kentucky. FirstBank also operates in 17 community markets.
As of March 31, 2025, FB Financial had total assets of $13.1 billion, loans held for investment of $9.8 billion, total deposits of $11.2 billion, and total common shareholders’ equity of $1.6 billion.
FB Financial common stock is traded on the NYSE under the symbol “FBK.”
Additional information about FB Financial may be found in the documents incorporated by reference into this joint proxy statement/prospectus. Please see the section entitled “Where You Can Find More Information.”
Southern States Bancshares, Inc.
615 Quintard Avenue
Anniston, Alabama 36201
Telephone: (256) 241-1092
Southern States is a bank holding company headquartered in Anniston, Alabama. Southern States operates primarily through its wholly owned subsidiary, Southern States Bank, an Alabama banking corporation formed in 2007. Southern States Bank is a full service community banking institution, which offers an array of deposit, loan and other banking-related products and services to businesses and individuals in our communities.
At March 31, 2025, Southern States had $2.8 billion of total assets, $2.4 billion of total deposits and stockholders’ equity of $290.2 million.
Southern States common stock is traded on the NASDAQ Stock Market under the symbol “SSBK.”
Additional information about Southern States may be found in the documents incorporated by reference into this joint proxy statement/prospectus. Please see the section entitled “Where You Can Find More Information.”
The Merger and the Merger Agreement (page 50)
The terms and conditions of the merger are contained in the merger agreement, a copy of which is attached as Annex A to this joint proxy statement/prospectus. You are encouraged to read the merger agreement carefully and in its entirety, as it is the primary legal document that governs the merger.

Subject to the terms and conditions of the merger agreement, at the completion of the merger, Southern States will merge with and into FB Financial, with FB Financial as the surviving corporation. Following completion of the merger, Southern States Bank, an Alabama state-chartered bank and wholly owned subsidiary of Southern States, will merge with an into FirstBank, a Tennessee state-chartered bank and a wholly owned subsidiary of FB Financial.
Merger Consideration (page 91)
In the merger, each share of Southern States common stock issued and outstanding immediately prior to the effective time (other than certain shares held by FB Financial or Southern States) will be converted into the right to receive 0.80 shares of FB Financial common stock. No fractional shares of FB Financial common stock will be issued in connection with the merger, and holders of Southern States common stock will be entitled to receive cash in lieu thereof, the amount of which will be determined by multiplying (1) the fraction of a share (rounded to the nearest one hundredth when expressed as a decimal form) of FB Financial common stock that such holder would otherwise be entitled to receive by (2) the average of the closing-sale prices of FB Financial common stock on the NYSE for the consecutive period of ten full trading days ending on the date that is five days prior to the closing date of the merger (the “FB Financial average closing price”).
FB Financial common stock trades on the NYSE under the symbol “FBK.” Southern States common stock trades on the NASDAQ Stock Market under the symbol “SSBK.”
The following table sets forth the closing sale prices per share of FB Financial common stock and Southern States common stock on March 28, 2025, the last trading day before the public announcement of the signing of the merger agreement, and on May 16, 2025, the latest practicable trading day before the printing date of this joint proxy statement/prospectus. The table also shows the implied value of the merger consideration payable for each share of Southern States common stock on March 28, 2025 and on May 16, 2025, the latest practicable trading day before the printing date of this joint proxy statement/prospectus, determined by multiplying the closing price of the FB Financial common stock on such dates by the exchange ratio of 0.80.
	FB Financial Common Stock	Southern States Common Stock	Implied Value of Merger Consideration
March 28, 2025	$47.05	$32.49	$37.64
May 16, 2025	$45.77	$33.18	$36.62
Treatment of Southern States Equity Awards (page 91)
Southern States Stock Options
At the effective time, each Southern States stock option will be cancelled and converted into the right to receive from FB Financial a cash payment equal to the product of (a) the difference, if positive, between (1) the product of (x) FB Financial average closing price multiplied by (y) the exchange ratio and (2) the exercise price of the Southern States stock option, multiplied by (b) the number of shares of Southern States common stock underlying such Southern States stock option immediately prior to the effective time, rounding up to the nearest cent. Any Southern States stock option with an exercise price that equals or exceeds the per share cash equivalent consideration will be canceled with no consideration being paid to the optionholder with respect to such Southern States stock option. FB Financial will be entitled to deduct and withhold, or cause the exchange agent to deduct and withhold, from the cash payable in respect of Southern States stock options all such amounts as it is required to deduct and withhold under the Code or any provision of applicable tax law.
Southern States Restricted Stock Awards
At the effective time, each share of Southern States common stock subject to vesting, repurchase or other lapse restriction outstanding (each a “Southern States Restricted Stock Award”) as of immediately prior to the effective time will, automatically and without any required action on the part of the holder thereof, become fully vested effective as of immediately prior to the effective time and each such Southern

States Restricted Stock Award will be treated as a share of Southern States common stock for all purposes of the merger agreement, including the right to receive the merger consideration.
Southern States RSU Awards
At the effective time, each restricted stock unit granted by Southern States outstanding (a “Southern States RSU Award”), as of immediately prior to the effective time will, automatically and without any required action on the part of the holder thereof, be cancelled as of the effective time and converted into the right to receive the merger consideration in respect of each share of Southern States common stock underlying the Southern States RSU Award as of immediately prior to the effective time.
Material U.S. Federal Income Tax Consequences of the Merger (page 110)
Southern States and FB Financial intend for the merger to qualify as a “reorganization” within the meaning of Section 368(a) of the Code, and it is a condition to the respective obligations of FB Financial and Southern States to complete the merger that each of FB Financial and Southern States receives a legal opinion to that effect. These opinions, however, will not bind the Internal Revenue Service (the “IRS”) or the courts, which could take a contrary view. If the merger qualifies as a reorganization for U.S. federal income tax purposes, then, when a U.S. holder, as described herein, of Southern States common stock receives FB Financial common stock in the merger, such U.S. holder will not recognize any gain or loss upon surrendering its Southern States common stock. U.S. holders of Southern States common stock receiving cash in lieu of fractional shares of FB Financial common stock will generally recognize gain or loss equal to the difference between the amount of cash received instead of a fractional share and the basis in its fractional share of FB Financial common stock.
For further information, please see the section entitled “Material U.S. Federal Income Tax Consequences Relating to the Merger.”
The U.S. federal income tax consequences described above may not apply to all holders of Southern States common stock. Your tax consequences will depend on your individual situation. Accordingly, we strongly urge you to consult your own tax advisor for a full understanding of the particular tax consequences of the merger to you.
Interests of Southern States’ Directors and Executive Officers in the Merger (page 85)
Southern States common stockholders should be aware that Southern States’ directors and executive officers have interests in the merger that are different from, or in addition to, interests of Southern States common stockholders generally. These interests include, among others, the treatment of outstanding Southern States equity awards pursuant to the merger agreement, certain potential payments and benefits payable under change in control, termination, severance and non-competition agreements with certain executive officers and Southern States, certain potential payments and benefits following the closing under employment arrangements agreed to between certain executive officers and FB Financial, and rights to ongoing indemnification and insurance coverage by FB Financial for acts or omissions occurring prior to the merger. The Southern States board of directors was aware of and considered those interests, among other matters, in reaching its decisions to approve the merger agreement and the transactions contemplated thereby and to recommend the approval of the merger agreement to Southern States common stockholders. For a more complete description of these interests, see “The Merger — Interests of Southern States’ Directors and Executive Officers in the Merger” beginning on page 85.
Southern States’ Reasons for the Merger and Recommendation of the Southern States Board of Directors (page 55)
The Southern States board of directors has determined that the merger, the merger agreement and the transactions contemplated by the merger agreement are advisable and in the best interests of Southern States and its stockholders and has unanimously approved and adopted the merger agreement, the merger and the other transactions contemplated by the merger agreement. The Southern States board of directors unanimously recommends that holders of Southern States common stock vote “FOR” the approval of the merger agreement and “FOR” the other proposals presented at the Southern States special meeting. For a more detailed discussion of the Southern States board of directors’ recommendation, see the section entitled “The Merger — Southern States’ Reasons for the Merger and Recommendation of Southern States’ Board of Directors” beginning on page 55.
FB Financial’s Reasons for the Merger and Recommendation of the FB Financial Board of Directors (page 68)
The FB Financial board of directors has determined that the merger, the merger agreement, the share issuance and the transactions contemplated by the merger agreement are advisable and in the best interests of FB Financial and its shareholders and has unanimously adopted and approved the merger agreement, the merger and the other transactions contemplated by the merger agreement. The FB Financial board of directors unanimously recommends that holders of FB Financial common stock vote “FOR” the approval of the share issuance of FB Financial common stock to Southern States stockholders in connection with the merger and “FOR” the other proposals presented at the FB Financial’s special meeting. For a more detailed discussion of the FB Financial board of directors’ recommendation, see the section entitled “The Merger — FB Financial’s Reasons for the Merger and Recommendation of FB Financial’s Board of Directors” beginning on page 68.
Opinion of Southern States Bancshares, Inc.’s Financial Advisor (page 57)
Performance Trust acted as financial advisor to the Southern States board in connection with the merger and participated in the negotiations leading to the execution of the merger agreement. At the March 30, 2025 meeting where the Southern States board considered the merger and the merger agreement, Performance Trust delivered to the board its oral opinion, which was subsequently confirmed in writing on March 30, 2025, to the effect that, as of such date, the merger consideration was fair to the holders of Southern States common stock from a financial point of view. The full text of Performance Trust’s opinion is attached as Annex B to this proxy statement / prospectus. The opinion outlines the procedures followed, assumptions made, matters considered and qualifications and limitations on the review undertaken by Performance Trust in rendering its opinion. The description of the opinion herein is qualified in its entirety by reference to the full text of the opinion. Holders of Southern States common stock are urged to read the entire opinion carefully in connection with their consideration of the proposed merger.
Opinion of FB Financial Corporation’s Financial Advisor (page 70)
In connection with the merger, Keefe, Bruyette & Woods, Inc. (“KBW”) delivered a written opinion, dated March 30, 2025, to the FB Financial board of directors as to the fairness, from a financial point of view and as of the date of the opinion, to FB Financial of the exchange ratio in the proposed merger. The full text of KBW’s opinion, which describes the procedures followed, assumptions made, matters considered, and qualifications and limitations on the review undertaken by KBW in preparing the opinion, is attached as Annex C to this joint proxy statement/prospectus. The opinion was for the information of, and was directed to, the FB Financial board of directors (in its capacity as such) in connection with its consideration of the financial terms of the merger. The opinion did not address the underlying business decision of FB Financial to engage in the merger or enter into the merger agreement or constitute a recommendation to the FB Financial board of directors in connection with the merger, and it does not constitute a recommendation to any holder of FB Financial common stock or any shareholder of any other entity as to how to vote in connection with the merger or any other matter.
Management and Board of Directors of FB Financial Corporation After the Merger (page 85)
After the completion of the merger, the FB Financial board of directors and the FirstBank board of directors will be increased in size by one position. The merger agreement further provides that the FB Financial and Southern States will mutually agree upon a person that will be appointed to the FB Financial board of directors and the FirstBank board of directors.
Regulatory Approvals Required for the Mergers (page 89)
The completion of the merger is subject to prior receipt of certain approvals and consents required to be obtained from applicable governmental and regulatory authorities. These approvals include approvals from the Federal Deposit Insurance Corporation (“FDIC”), Federal Reserve Board (“Federal Reserve”), the Tennessee Department of Financial Institutions (“TDFI”) and the Alabama State Banking Department (“ASBD”).
Subject to the terms of the merger agreement, both FB Financial and Southern States have agreed to cooperate with each other and use their commercially reasonable efforts to prepare all documentation, to effect all applications, notices, petitions and filings, and to obtain all permits, consents, orders, approvals, waivers, non-objections and authorizations of all third parties and governmental entities that are necessary or advisable to consummate the transactions contemplated by the merger agreement, including the mergers. Under the terms of the merger agreement, neither FB Financial nor Southern States is required to take any action or agree to any condition or restriction in connection with obtaining these approvals that would reasonably be expected to have a material adverse effect on the combined company and its subsidiaries (measured on a scale relative to Southern States) after giving effect to the merger.
Although neither FB Financial nor Southern States knows of any reason why the parties cannot obtain regulatory approvals required to complete the merger in a timely manner, FB Financial and Southern States cannot be certain of when or if such approvals will be obtained.
Expected Timing of the Merger
FB Financial and Southern States expect the merger to close in the third quarter of 2025. However, neither FB Financial nor Southern States can predict the actual date the merger will be completed, or if the merger will be completed at all, because completion is subject to conditions and factors outside the control of both companies. FB Financial and Southern States must first obtain the approval of holders of FB Financial common stock for the FB Financial share issuance and holders of Southern States common stock for the merger, as well as obtain necessary regulatory approvals and satisfy certain other closing conditions.
Conditions to Consummation of the Merger (page 105)
As more fully described in this joint proxy statement/prospectus and in the merger agreement, the completion of the merger depends on a number of conditions being satisfied or, where legally permissible, waived. These conditions include:
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the approval of the Southern States merger proposal by Southern States stockholders and the approval of the FB Financial share issuance proposal by FB Financial shareholders;

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the receipt of all requisite regulatory approvals without the imposition of a burdensome condition;

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the absence of any law or order issued by any court or agency of competent jurisdiction or other legal restraint or prohibition preventing the consummation of any of the transactions contemplated by the merger agreement shall be in effect;

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the authorization of the listing on the NYSE of the FB Financial common stock to be issued pursuant to the merger;

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the accuracy of the representations and warranties of the other party in the merger agreement as of the date of the merger agreement and as of the effective time, subject to the materiality standards provided in the merger agreement;

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the performance by the other party in all material respects of all obligations, covenants and agreements of such party required to be performed by it under the merger agreement at or prior to the effective time; and

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receipt by each of FB Financial and Southern States of an opinion from counsel as to certain tax matters.

Agreement Not to Solicit Other Offers (page 102)
Under the terms of the merger agreement, Southern States has agreed not to initiate, solicit, knowingly encourage, or take any action to facilitate the making of, any inquiry, offer or proposal which constitutes, or could reasonably be expected to lead to, an acquisition proposal. Southern States has also agreed not to participate in any discussions or negotiations regarding any acquisition proposal or furnish, or otherwise afford access, to any person (other than FB Financial) any information or data with respect to Southern States or Southern States Bank or otherwise relating to an acquisition proposal, or enter into any definitive agreement in respect of an acquisition proposal. Notwithstanding these restrictions, the merger agreement provides that, under specified circumstances, in response to an unsolicited bona fide written acquisition proposal which, in the good faith judgment of the Southern States board of directors (after receiving the advice of its outside counsel and financial advisors), is or is more likely than not to result in a proposal which is superior to the merger with FB Financial, Southern States may furnish nonpublic information or data regarding Southern States and participate in discussions or negotiations with such third party to the extent that the Southern States board of directors determines in good faith (after receiving the advice of its outside counsel and financial advisors) that failure to take such actions would be more likely than not to result in a violation of its fiduciary duties under applicable law, provided, further, that prior to providing any such nonpublic information or data, Southern States will have entered into a confidentiality agreement with such third party on terms, in all material respects, no less favorable to it than the confidentiality agreement between Southern States and FB Financial.
Termination of the Merger Agreement (page 106)
The merger agreement may be terminated, and the transactions contemplated hereby may be abandoned by mutual written agreement, in the following circumstances:
•
by mutual consent of FB Financial and Southern States;

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by either FB Financial or Southern States, if either of FB Financial’s or Southern States’ respective boards of directors so determines by a vote of a majority of the members of its entire board, in the event any requisite regulatory approval required for consummation of the transactions contemplated by the merger agreement shall have been denied by final, non-appealable action by such governmental authority or an application therefor shall have been permanently withdrawn at the request of a governmental authority unless the failure to obtain the requisite regulatory approval is due to the failure of the party seeking to terminate the merger agreement to perform or observe the obligations, covenants and agreements of such party set forth therein;

•
by either FB Financial or Southern States, if (1) if the Southern States stockholder approval shall not have been obtained at the Southern States special meeting duly convened therefor or at any adjournment or postponement thereof, or (2) if the FB Financial shareholder approval shall not have been obtained at the FB Financial special meeting duly convened therefor or at any adjournment or postponement thereof; provided, that no party may terminate the merger agreement if such party has breached in any material respect any of its obligations under the merger agreement, in each case in a manner that caused the failure to obtain the Southern States stockholder approval at the Southern States special meeting, or at any adjournment or postponement thereof, or the FB Financial shareholder approval at the FB Financial special meeting, or at any adjournment or postponement thereof, as applicable;

•
by either FB Financial or Southern States, (provided, that the terminating party is not then in material breach of any representation, warranty, covenant or other agreement contained therein) if there shall have been a material breach of any of the covenants or agreements or any of the representations or warranties (or any such representation or warranty shall cease to be true) set forth in the merger agreement on the part of Southern States, in the case of a termination by FB Financial, or FB Financial, in the case of a termination by Southern States, which breach or failure to be true, either individually or in the aggregate with all other breaches by such party (or failures of such representations or warranties to be true), would constitute, if occurring or continuing on the closing date, the failure of a condition to close the merger agreement by FB Financial or Southern States, as applicable, and which is not cured by the earlier of the (1) two business days prior to the expiration date or (2) 30 days following written notice to the Southern States, in the case of a termination by FB Financial, or to FB Financial, in the case of a termination by the Southern States, or by its nature or timing cannot be cured during such period;

•
by either FB Financial or Southern States, if the merger has not been consummated on or before December 31, 2025, provided, however, that such date will be automatically extended to March 31, 2026, if the only outstanding condition to closing the merger agreement is the receipt of all requisite regulatory approvals, such date the expiration date, unless the failure of the closing to occur by such date shall be due to a material breach of the merger agreement by the party seeking to terminate the merger agreement;

•
by FB Financial, if (1) there has been a material breach by Southern States of its obligation to call, give notice of, convene or hold the Southern States special meeting or of its non-solicitation obligations with respect to acquisition proposals, or (2) the board of directors of Southern States takes an action adverse to its recommendation obligation (as set forth in the merger agreement).

•
by Southern States, at any time before obtaining the Southern States stockholder approval if the board of directors of Southern States authorizes Southern States, in compliance with the terms of the merger agreement, to enter into a binding definitive agreement in respect of a superior proposal with a third party, provided, that Southern States shall simultaneously pay any termination fee that is required under the merger agreement; or

•
by Southern States, if (1) there shall have been a material breach by FB Financial of its obligation to call, give notice of, convene or hold the FB Financial special meeting or of its obligations with respect to acquisition proposals of Southern States, or (2) the board of directors of FB Financial takes an action adverse to its recommendation obligation (as set forth in the merger agreement).

Termination Fee (page 107)
If the merger agreement is terminated by either FB Financial or Southern States under certain circumstances, including circumstances involving alternative acquisition proposals and changes in the recommendation of its board, FB Financial or Southern States may be required to pay a termination fee to the other party of $15.0 million.
Amendments and Waivers (page 108)
FB Financial and Southern States may jointly amend the merger agreement, and each of FB Financial and Southern States may waive its right to require the other party to comply with particular provisions of the merger agreement. However, FB Financial and Southern States may not amend the merger agreement or waive their respective rights after the FB Financial shareholders have approved the FB Financial share issuance proposal or the Southern States stockholders have adopted the Southern States merger proposal if the amendment or waiver would legally require further approval by the FB Financial shareholders or the Southern States stockholders, as applicable, without first obtaining such further approval.
For more information, see “The Merger Agreement — Amendments and Waiver” beginning on page 108.
Voting Agreements (page 108)
Each member of Southern States’ board of directors and executive officers have entered into voting agreements, pursuant to which they have agreed, among other things, to vote in favor of the Southern States merger proposal and the Southern States adjournment proposal, as well as certain other customary restrictions with respect to the transfer and voting of their respective shares of Southern States common stock. As of the record date for the Southern States special meeting, the directors collectively owned and were entitled to vote approximately 458,041 shares of Southern States common stock, representing approximately five percent (5%) of the shares of Southern States common stock outstanding on that date.
Each member of FB Financial’s board of directors and certain of its executive officers have entered into voting agreements, pursuant to which they have agreed, among other things, to vote in favor of the FB Financial share issuance proposal and the FB Financial adjournment proposal, as well as certain other customary restrictions with respect to the transfer and voting of their respective shares of FB Financial common stock. As of the record date for the FB Financial special meeting, the directors collectively owned and were entitled to vote approximately 779,863 shares of FB Financial common stock, representing approximately two percent (2%) of the shares of FB Financial common stock outstanding on that date.
Accounting Treatment (page 90)
The merger will be accounted by utilizing the acquisition accounting method in accordance with United States generally accepted accounting principles.
The Rights of Holders of Southern States Common Stock Will Change as a Result of the Merger (page 113)
The rights of holders of Southern States common stock are governed by Alabama law and by the charter and bylaws of Southern States. In the merger, holders of Southern States common stock will become holders of common stock of FB Financial, and their rights will be governed by Tennessee law and the charter and bylaws of FB Financial. Holders of Southern States common stock will have different rights once they become holders of common stock of FB Financial due to differences between the Southern States governing documents, on the one hand, and the FB Financial governing documents, on the other hand. These differences are described in more detail under the section entitled “Comparison of Shareholders’ Rights” beginning on page 113.
Listing of FB Financial Common Stock; Delisting and Deregistration of Southern States Common Stock (page 90)
The shares of FB Financial common stock to be issued in the merger will be listed for trading on the NYSE. Following the merger, shares of FB Financial common stock will continue to be listed on the NYSE. In addition, following the merger, Southern States common stock will be delisted from the NASDAQ Stock Market and deregistered under the Exchange Act.
The FB Financial Corporation Special Meeting (page 42)
The FB Financial special meeting will be held at 1221 Broadway, Suite 1300, Nashville, Tennessee 37203 on June 26, 2025, at 1:00pm Central Time. At the FB Financial special meeting, holders of FB Financial common stock will be asked to vote on the following matters:
•
approve the FB Financial share issuance proposal; and

•
approve the FB Financial adjournment proposal.

You may vote at the FB Financial special meeting if you owned shares of FB Financial common stock at the close of business on May 16, 2025. On that date, there were 45,807,689 shares of FB Financial common stock outstanding, approximately two percent (2%) of which were owned and entitled to be voted by FB Financial directors and executive officers and their affiliates. As described in the “Voting Agreements” section above, all of the directors and certain executive officers of FB Financial have entered into voting agreements with Southern States pursuant to which each such person has agreed to vote in favor of the FB Financial share issuance proposal and the FB Financial adjournment proposal.
Approval of the FB Financial share issuance proposal and the FB Financial adjournment each require the affirmative vote of a majority of the votes cast by the holders of FB Financial common stock. If you mark “ABSTAIN” on your proxy, fail to submit a proxy or vote in person at the FB Financial special meeting or fail to instruct your bank, broker, trustee or other nominee how to vote with respect to the FB Financial share issuance proposal or adjournment proposal, you will not be deemed to have cast a vote with respect to the FB Financial share issuance proposal or adjournment proposal and it will have no effect on the FB Financial share issuance proposal or adjournment proposal.
Southern States Bancshares, Inc. Special Meeting (page 36)
The Southern States special meeting will be held at 615 Quintard Ave., Anniston, Alabama 36201 on June 26, 2025, at 8:00am Central Time. At the Southern States special meeting, holders of Southern States common stock will be asked to vote on the following matters:
•
approve the Southern States merger proposal; and

•
approve the Southern States adjournment proposal.

You may vote at the Southern States special meeting if you owned shares of Southern States common stock at the close of business on May 16, 2025. On that date, there were 534,693 shares of Southern States common stock outstanding, approximately five percent (5%) of which were owned and entitled to be voted by Southern States directors and executive officers and their affiliates. As described in the “Voting Agreements” section above, all of the directors and certain executive officers of Southern States have entered into voting agreements with Southern States pursuant to which each such person has agreed to vote in favor of the Southern States share issuance proposal and the Southern States adjournment proposal.
Approval of the Southern States merger proposal requires the affirmative vote of a majority of the outstanding shares of Southern States common stock entitled to vote on the Southern States merger proposal. Accordingly, an abstention, broker non-vote or other failure to vote will have the same effect as a vote “AGAINST” the Southern States merger proposal. Approval of the Southern States adjournment proposal requires the affirmative vote of a majority of the shares of Southern States common stock represented in person or by proxy at the Southern States special meeting and entitled to vote on the subject matter. Accordingly, an abstention or broker non-vote with respect to the Southern States adjournment proposal will have the same effect as a vote “AGAINST” such proposal. A failure to vote will have no effect on the outcome of the Southern States adjournment proposal.
Risk Factors (page 29)
In evaluating the merger agreement and the merger, including the issuance of shares of FB Financial common stock in the merger, you should carefully read this joint proxy statement/prospectus and give special consideration to the factors discussed in the section entitled “Risk Factors” beginning on page 29 and in FB Financial’s and Southern States’ respective Annual Reports on Form 10-K for the year ended December 31, 2024 and in other documents incorporated by reference into this joint proxy statement/prospectus. Please see the section entitled “Where You Can Find More Information” beginning on page 122 of this joint proxy statement/prospectus for the location of information incorporated by reference into this joint proxy statement/prospectus.

UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION
The following unaudited pro forma condensed combined financial statements are based on the separate historical financial statements of FB Financial and Southern States and give effect to the merger, including pro forma assumptions and adjustments related to the merger, as described in the accompanying notes to the unaudited pro forma condensed combined financial statements. The unaudited pro forma condensed combined balance sheet as of March 31, 2025 is presented as if the merger occurred on March 31, 2025. The unaudited pro forma condensed combined income statements for the year ended December 31, 2024 and the three months ended March 31, 2025 are presented as if the merger occurred on January 1, 2024.
The unaudited pro forma condensed combined financial statements have been prepared using the acquisition method of accounting for business combinations under generally accepted accounting principles in the United States (“GAAP”) with FB Financial as the acquiror for accounting purposes. Under the acquisition method of accounting, FB Financial will record assets acquired and liabilities assumed from Southern States at their respective acquisition date fair values on the Closing Date with certain exceptions under ASC 805.
A final determination of the fair values of Southern States’ assets and liabilities, which cannot be made prior to the completion of the merger, will be based on the actual net tangible and intangible assets of Southern States that exist as of the closing date of the merger. Consequently, fair value adjustments and amounts preliminarily allocated to goodwill could change significantly from those allocations used in the unaudited pro forma condensed combined financial statements presented herein and could result in a material change. In addition, the value of the final consideration paid in the merger will be based on the closing price of FB Financial common stock on the date the merger becomes effective. The closing price of FB Financial common stock on April 30, 2025 was used for purposes of presenting the pro forma condensed combined financial information.
In connection with the plan to integrate the operations of FB Financial and Southern States following the completion of the merger, FB Financial anticipates that nonrecurring charges, such as costs associated with systems implementation, severance, and other costs related to exit or disposal activities, will be incurred. FB Financial is not able to determine the timing, nature and amount of these charges as of the date of this joint proxy statement/prospectus, and the estimates provided below for such costs are presented for illustrative purposes only. The actual amounts of these charges will affect the results of operations of FB Financial and Southern States, as well as those of the combined company following the completion of the merger, in the period in which they are recorded.
The actual amounts recorded as of the completion of the merger may differ materially from the information presented in these unaudited pro forma condensed combined financial statements as a result of:
•
changes in the trading price of FB Financial common stock;

•
net cash used or generated in FB Financial’s or Southern States’ operations between the signing of the merger agreement and completion of the merger;

•
changes in the fair values of FB Financial’s or Southern States’ assets and liabilities;

•
other changes in FB Financial’s or Southern States’ net assets that occur prior to the completion of the merger; and

•
the actual financial results of the combined company.

The unaudited pro forma condensed combined financial statements are presented for illustrative purposes only. The unaudited pro forma condensed combined financial statements are not necessarily, and should not be assumed to be, an indication of the results that would have been achieved had the merger been completed as of the dates indicated or that may be achieved in the future. The preparation of the unaudited pro forma condensed combined financial statements and related adjustments required management to make certain assumptions and estimates.
The unaudited pro forma condensed combined financial statements should be read together with:

•
the accompanying notes to the unaudited pro forma condensed combined financial statements;

•
FB Financial’s separate audited historical consolidated financial statements and accompanying notes as of and for the year ended December 31, 2024, included in FB Financial’s Annual Report on Form 10-K for the year ended December 31, 2024, which is incorporated by reference herein;

•
Southern States’ separate audited historical consolidated financial statements and accompanying notes as of and for the year ended December 31, 2024, included in Southern States’ Annual Report on Form 10-K for the year ended December 31, 2024, which is incorporated by reference herein;

•
FB Financial’s separate unaudited historical consolidated financial statements and accompanying notes as of and for fiscal quarter ended on March 31, 2025, included in FB Financial’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2025, which is incorporated by reference herein;

•
Southern States’ separate unaudited historical consolidated financial statements and accompanying notes as of and for fiscal quarter ended on March 31, 2025, included in Southern States’ Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2025, which is incorporated by reference herein

•
the information pertaining to FB Financial and Southern States contained in or incorporated by reference into this joint proxy statement/prospectus.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
AS OF MARCH 31, 2025
(dollars in thousands)	FB Financial (as reported)	Southern States (as reported)	Pro Forma Adjustments	Notes	Pro Forma Combined
Assets
Cash and cash equivalents	$794,706	$229,375	$(41,268)	(1)	$982,813
Investment Securities	1,612,954	225,706	(3,200)	(2)	1,835,460
Loans held-for-sale	172,770	1,236	—		174,006
Loans	9,771,536	2,260,036	(43,094)	(3)	11,988,478
Allowance for credit losses	(150,531)	(28,876)	(7,524)	(4)	(186,931)
Net Loans	9,621,005	2,231,160	(50,618)		11,801,547
Premises and equipment, net	146,272	31,728	—		178,000
Mortgage servicing rights	156,379	—	—		156,379
Goodwill	242,561	33,176	54,007	(5)	329,744
Other intangible assets	5,106	8,539	25,661	(6)	39,306
Other assets	384,696	90,225	14,783	(7)	489,704
Total assets	$13,136,449	$2,851,145	$(635)		$15,986,959
Liabilities and stockholders’ equity
Total Deposits	$11,201,998	$2,425,631	$277	(8)	$13,627,906
Borrowings	168,944	111,382	(9,578)	(9)	270,748
Other Liabilities	163,452	23,948	—		187,400
Total liabilities	$11,534,394	$2,560,961	$(9,301)		$14,086,054
Stockholders’ Equity
Common Stock	$46,515	$49,986	$(41,987)	(10)	$54,514
Additional paid-in capital	854,715	104,171	228,268	(11)	1,187,154
Retained Earnings	792,685	143,530	(185,118)	(12)	751,097
Accumulated other comprehensive income/(loss), net	(91,953)	(7,503)	7,503	(13)	(91,953)
Noncontrolling Interest	93	—	—		93
Total stockholders’ equity	1,602,055	290,184	8,666		1,900,905
Total liabilities and stockholders’ equity	$13,136,449	$2,851,145	$(635)		$15,986,959

Notes to Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2025 (dollars in thousands):
(1) Adjustments to cash and cash equivalents:
To reflect estimated transaction costs	$(38,000)
To reflect cash consideration to holders of options on the Southern States common stock	(3,268)
$(41,268)
(2) Adjustments to securities:
To reflect the estimated fair value of Southern States’ held-to-maturity securities	$(3,200)
$(3,200)
(3) Adjustments to loans:
To reflect the estimated fair value related to the interest rate component of Southern States’ loan portfolio	$(35,700)
To reflect the estimated fair value related to the credit component of Southern States’ loan portfolio	(36,400)
To reflect the purchase credit deteriorated (“PCD”) loan CECL gross-up	18,200
To eliminate Southern States’ deferred loan fees & historical fair value adjustments on previously acquired loans	10,806
$(43,094)
(4) Adjustments to allowance for credit losses (“ACL”):
To eliminate Southern States’ ACL at closing	$28,876
To reflect the gross-up for estimated lifetime credit losses of purchase credit deteriorated (“PCD”) loans	(18,200)
To reflect the provision for estimated lifetime credit losses for non-PCD loans to be recorded immediately following consummation of the Merger	(18,200)
$(7,524)
(5) Adjustment to goodwill:
To eliminate Southern States’ existing goodwill	$(33,176)
To reflect goodwill for consideration paid in excess of the fair value of Southern States’ assets acquired and liabilities assumed	87,183
$54,007
(6) Adjustments to core deposit intangibles:
To eliminate Southern States’ previously acquired core deposit intangible	$(8,539)
To record an estimate of core deposit intangible assets expected to be amortized over 10 years using the sum of the years digits method	34,200
$25,661
(7) Adjustments to other assets:
To reflect the tax impact from fair value adjustments and other purchase accounting adjustments, including transaction costs and provision for credit losses on non-PCD loans; tax impacts were calculated using a blended federal and state statutory rate of 26%	$14,783
(8) Adjustments to time-deposits:
To eliminate Southern States’ historical fair value adjustments on previously acquired deposits	$(23)
To reflect the estimated fair value adjustments on acquired certificates of deposits	300
$277

(9) Adjustments to long-term debt:
To eliminate Southern States’ historical fair value adjustments on previously acquired borrowings	$222
To reflect the estimated fair value of Southern States’ FHLB advances, subordinated debt securities, and other borrowings	(9,800)
$(9,578)
(10) Adjustments to common stock:
To eliminate Southern States’ common stock	$(49,986)
To record the issuance of FB Financial common stock to Southern States’ shareholders at aggregate par value	7,999
$(41,987)
(11) Adjustments to additional paid-in capital:
To eliminate Southern States’ capital surplus	$(104,171)
To reflect the issuance of FB Financial capital in excess of par value to Southern States’ shareholders	332,439
$228,268
(12) Adjustments to retained earnings:
To eliminate Southern States’ retained earnings	$(143,530)
To reflect after-tax transaction costs	(28,120)
To reflect the after-tax provision for credit losses on non-PCD loans	(13,468)
$(185,118)
(13) Adjustment to accumulated other comprehensive loss:
To eliminate Southern States’ accumulated other comprehensive loss	$7,503
PRELIMINARY PURCHASE PRICE ALLOCATION
Under the terms of the merger agreement, holders of Southern States common stock have the right to receive a fixed exchange ratio of 0.80 shares of FB Financial common stock for each share of Southern States common stock. For purposes of the unaudited pro forma condensed combined balance sheet, the estimated merger consideration is based on the total number of shares of Southern States’ common stock issued and outstanding as of April 30, 2025 and the closing price per share of FB Financial common stock of $42.56 on April 30, 2025. The value of purchase price consideration will change based on fluctuations in the share price of the FB Financial’s common stock and the number of shares of Southern States outstanding on the closing date.
The following table summarizes the preliminary purchase price allocation to the estimated fair value of assets and liabilities of Southern States (in thousands, except share count and per share data):
Southern States’ shares outstanding as of April 30, 2025(1)		9,998,770
Exchange Ratio	0.80
FB Financial shares to be issued in the Merger	7,999,016
Last reported sale price of FB Financial common stock on April 30, 2025		$42.56
Pro forma value of FB Financial stock to be issued in the Merger		340,438
Cash consideration for Southern States’ stock options outstanding		3,268
Total consideration to be paid (transaction value)		$343,706

(1)
Includes unvested restricted stock outstanding and restricted stock units (RSUs) approved but not yet issued.

The preliminary estimated merger consideration as shown in the table above is allocated to the tangible and intangible assets acquired and liabilities assumed of Southern States based on their preliminary estimated fair values. FB Financial has not completed the valuation analysis and calculations in sufficient detail necessary to arrive at the required estimates of the fair market value of the Southern States’ assets to be acquired or liabilities assumed, other than a preliminary estimate for intangible assets and certain financial assets and financial liabilities. Accordingly, apart from the aforementioned, certain assets acquired and liabilities assumed are presented at their respective carrying amounts and should be treated as preliminary values. The fair value assessments are preliminary and are based upon available information and certain assumptions, which FB Financial believes are reasonable under the circumstances. Actual results may differ materially from the assumptions within the unaudited pro forma condensed combined financial statements.
The following table sets forth a preliminary allocation of the estimated merger consideration to the fair value of the identifiable tangible and intangible assets acquired and liabilities assumed of Southern States using Southern States’ unaudited consolidated balance sheet as of March 31, 2025 (in thousands):
Net Assets Acquired:	March 31, 2025 (as adjusted)
Assets
Cash and cash equivalents	$229,375
Investment Securities	222,506
Loans held-for-sale	1,236
Loans	2,216,942
Allowance for credit losses	(18,200)
Net Loans	2,198,742
Premises and equipment	31,728
Other intangible assets	34,200
Other assets	90,396
Total Assets	$2,808,183
Liabilities
Deposits	$2,425,908
Borrowings	101,804
Other liabilities	23,948
Total Liabilities	$2,551,660
Net assets acquired	256,523
Preliminary pro forma goodwill	$87,183
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF INCOME
FOR THE THREE MONTHS ENDED MARCH 31, 2025
(dollars in thousands, except per share data)	FB Financial (as reported)	Southern States (as reported)	Pro Forma Adjustments	Notes	Pro Forma Combined
Interest Income
Interest and fees on loans	$153,185	$38,202	$2,381	(a)	$193,768
Interest on securities and other	26,521	4,962	667	(b)	32,150
Total Interest Income	179,706	43,164	3,048		225,918
Interest Expense
Deposits	70,249	16,689	(15)	(c)	86,923
Borrowings	1,816	1,596	318	(d)	3,730
Total Interest Expense	72,065	18,285	303		90,653
Net Interest Income	107,641	24,879	2,745		135,265
Provision for credit losses	2,292	775	—		3,067

(dollars in thousands, except per share data)	FB Financial (as reported)	Southern States (as reported)	Pro Forma Adjustments	Notes	Pro Forma Combined
Net interest income after provision for credit losses	105,349	24,104	2,745		132,198
Noninterest Income	23,032	1,653	(204)	(e)	24,481
Noninterest Expense	79,549	12,306	1,000	(f)	92,855
Income before income taxes	48,832	13,451	1,541		63,824
Income tax expense	9,471	3,100	401	(g)	12,972
Net income attributable to noncontrolling interest	—	—	—		—
Net Income	$39,361	$10,351	$1,140		$50,852
Earnings per common share:
Basic	$0.84	$1.04			$0.93
Diluted	$0.84	$1.03			$0.92
Dividends per common share	$0.19	$0.09			$0.18
Weighted-average common shares outstanding
Basic	46,674,698	9,979,120	(1,980,104)	(h)	54,673,714
Diluted	47,024,211	10,072,329	(2,073,313)	(i)	55,023,227
Notes to Unaudited Pro Forma Condensed Combined Statements of Income for the Three Months Ended March 31, 2025 (dollars in thousands):
(a) Adjustments to interest and fees on loans:
To eliminate Southern States’ accretion of deferred fees & discount accretion on previously acquired loans	$(988)
To reflect estimated accretion of the new discount on acquired loans	3,369
$2,381
(b) Adjustments to interest on securities and other:
To reflect estimated accretion of the new discount on acquired securities	$667
$667
(c) Adjustments to interest expense on deposits:
To eliminate Southern States’ historical amortization on previously acquired time deposits	$23
To reflect estimated amortization on acquired time deposits	(38)
$(15)
(d) Adjustments to interest expense on borrowings:
To eliminate Southern States’ historical amortization on previously acquired borrowings	$(32)
To reflect estimated amortization on acquired borrowings	350
$318
(e) Adjustments to noninterest income:
To reflect the estimated loss of pre-tax income resulting from the application of the Durbin amendment to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010	$(204)
(f) Adjustments to noninterest expense:
To eliminate amortization of Southern States’ core deposit intangible	$(399)
To reflect amortization of the core deposit intangible created as a result of the acquisition	1,399
$1,000

(g) Adjustments to income taxes:
To reflect the income tax effects of pro forma adjustments at the estimated blended federal and state corporate tax rate of 26%	$401
(h) Adjustments to basic weighted average common shares outstanding:
To eliminate weighted average shares of SSBK’s common stock outsanding	(9,979,120)
To record shares of FBK common stock issued in the merger	7,999,016
(1,980,104)
(i) Adjustments to diluted weighted average common shares outstanding:
To eliminate weighted average shares of SSBK’s common stock outsanding	(10,072,329)
To record shares of FBK common stock issued in the merger	7,999,016
(2,073,313)

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 2024
(dollars in thousands, except per share data)	FBK (as reported)	SSBK (as reported)	Pro Forma Adjustments	Notes	Pro Forma Combined
Interest Income
Interest and fees on loans	$626,402	$146,712	$10,071	(a)	$783,185
Interest on securities and other	99,136	23,069	2,668	(b)	124,873
Total Interest Income	725,538	169,781	12,739		908,058
Interest Expense
Deposits	296,345	70,630	17	(c)	366,992
Borrowings	12,690	7,444	1,347	(d)	21,481
Total Interest Expense	309,035	78,074	1,364		388,473
Net Interest Income	416,503	91,707	11,375		519,585
Provision for credit losses	12,004	4,957	18,200	(e)	35,161
Net interest income after provision for credit losses	404,499	86,750	(6,825)		484,424
Noninterest Income	39,070	7,390	(700)	(f)	45,760
Noninterest Expense	296,899	48,548	43,362	(g)	388,809
Income before income taxes	146,670	45,592	(50,887)		141,375
Income tax expense	30,619	10,724	(13,231)	(h)	28,112
Net income attributable to noncontrolling interest	16	—	—		16
Net Income	$116,035	$34,868	$(37,656)		$113,247
Earnings per common share:
Basic	$2.48	$3.72			$2.07
Diluted	$2.48	$3.67			$2.06
Dividends per common share	$0.68	$0.36			$0.64
Weighted-average common shares outstanding
Basic	46,737,217	9,357,336	(1,358,320)	(i)	54,736,233
Diluted	46,872,625	9,503,994	(1,504,978)	(j)	54,871,641

Notes to Unaudited Pro Forma Condensed Combined Statements of Income for the Year Ended December 31, 2024 (dollars in thousands):
(a) Adjustments to interest and fees on loans:
To eliminate Southern States’ accretion of deferred fees & discount accretion on previously acquired loans	$(3,404)
To reflect estimated accretion of the new discount on acquired loans	13,475
$10,071
(b) Adjustments to interest on securities and other:
To reflect estimated accretion of the new discount on acquired securities	$2,668
$2,668
(c) Adjustments to interest expense on deposits:
To eliminate Southern States’ historical amortization on previously acquired time deposits	$167
To reflect estimated amortization on acquired time deposits	(150)
$17
(d) Adjustments to interest expense on borrowings:
To eliminate Southern States’ historical amortization on previously acquired borrowings	$(53)
To reflect estimated amortization on acquired borrowings	1,400
$1,347
(e) Adjustments to provision expense:
To reflect the provision for estimated lifetime credit losses for non-PCD loans to be recorded immediately following consummation of the Merger	$18,200
(f) Adjustments to noninterest income:
To reflect the estimated loss of pre-tax income resulting from the application of the Durbin amendment to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010	$(700)
(g) Adjustments to noninterest expense:
To eliminate amortization of Southern States’ core deposit intangible	$(856)
To reflect amortization of the core deposit intangible created as a result of the acquisition	6,218
To reflect one-time transaction costs	38,000
$43,362
(h) Adjustments to income taxes:
To reflect the income tax effects of pro forma adjustments at the estimated blended federal and state corporate tax rate of 26%	$(13,231)
(i) Adjustments to basic weighted average common shares outstanding:
To eliminate weighted average shares of SSBK’s common stock outsanding	(9,357,336)
To record shares of FBK common stock issued in the merger	7,999,016
(1,358,320)
(j) Adjustments to diluted weighted average common shares outstanding:
To eliminate weighted average shares of SSBK’s common stock outsanding	(9,503,994)
To record shares of FBK common stock issued in the merger	7,999,016
(1,504,978)

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
This joint proxy statement/prospectus contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, which statements involve inherent risks and uncertainties. Any statements about FB Financial, Southern States or the combined company’s plans, objectives, expectations, strategies, beliefs, or future performance or events constitute forward-looking statements. Such statements are generally identified as those that include words or phrases such as “believes,” “expects,” “anticipates,” “plans,” “trend,” “objective,” “continue,” or similar expressions or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “may,” or similar expressions. Forward-looking statements involve known and unknown risks, uncertainties, assumptions, estimates, and other important factors that change over time and could cause actual results to differ materially from any results, performance, or events expressed or implied by such forward-looking statements. Such forward-looking statements include but are not limited to statements about the benefits of the merger, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts.
These forward-looking statements are not historical facts, and are based upon current expectations, estimates, and projections, many of which, by their nature, are inherently uncertain and beyond FB Financial’s or Southern States’ control. In addition to factors previously disclosed in FB Financial’s and Southern States’ reports filed with the SEC, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance:
•
the risk that the cost savings, synergies or other anticipated benefits from the mergers is less than or different from expectations, or may not be fully realized or may take longer to realize than expected;

•
disruption from the proposed merger with customer, supplier, or employee relationships;

•
the occurrence of any event, change, or other circumstances that could give rise to the termination of the merger agreement;

•
the failure to obtain necessary regulatory approvals for the mergers;

•
the failure to obtain the approval of FB Financial and Southern States’ shareholders in connection with the merger;

•
the possibility that the costs, fees, expenses, and charges related to the mergers may be greater than anticipated, including as a result of unexpected or unknown factors, events, or liabilities;

•
the failure of the conditions to the merger to be satisfied;

•
the failure to close or delay in the closing the mergers;

•
the risks related to the integration of the combined businesses, including the risk that the integration will be materially delayed or will be more costly or difficult than expected;

•
the sufficiency of the assumptions and estimates FB Financial or Southern States make in establishing reserves for potential credit losses;

•
the diversion of management time on merger-related issues;

•
the ability of FB Financial to effectively manage the larger and more complex operations of the combined company following the mergers;

•
the risks associated with FB Financial’s pursuit of future acquisitions;

•
the risk of expansion into new geographic or product markets;

•
reputational risk and the reaction of the parties’ customers to the mergers;

•
FB Financial’s ability to successfully execute its various business strategies, including its ability to execute on potential acquisition opportunities;

•
the risk of potential litigation or regulatory action related to the mergers; and

•
general competitive, economic, political, and market conditions.

These factors are not necessarily all of the factors that could cause FB Financial’s, Southern States’ or the combined company’s actual results, performance, or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other factors, including unknown or unpredictable factors, also could harm FB Financial’s, Southern States’, or the combined company’s results.
FB Financial and Southern States urge you to consider all of these risks, uncertainties and other factors carefully in evaluating all such forward-looking statements made by FB Financial and/or Southern States. As a result of these and other matters, including changes in facts, assumptions not being realized or other factors, the actual results relating to the subject matter of any forward-looking statement may differ materially from the anticipated results expressed or implied in that forward-looking statement. Any forward-looking statement made in this communication or made by FB Financial or Southern States in any report, filing, document or information incorporated by reference in this communication, speaks only as of the date on which it is made. FB Financial and Southern States undertake no obligation to update any such forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. A forward-looking statement may include a statement of the assumptions or bases underlying the forward-looking statement. FB Financial and Southern States believe that these assumptions or bases have been chosen in good faith and that they are reasonable. However, FB Financial and Southern States caution you that assumptions as to future occurrences or results almost always vary from actual future occurrences or results, and the differences between assumptions and actual occurrences and results can be material. Therefore, FB Financial and Southern States caution you not to place undue reliance on the forward-looking statements contained in this filing or incorporated by reference herein.
If FB Financial or Southern States update one or more forward-looking statements, no inference should be drawn that FB Financial or Southern States will make additional updates with respect to those or other forward-looking statements. Further information regarding FB Financial, Southern States and factors which could affect the forward-looking statements contained herein can be found in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of FB Financial’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and any updates to those risk factors set forth in FB Financial’s Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the SEC, and in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Southern States’ Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and any updates to those risk factors set forth in Southern States’ Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the SEC, all of which are available on the SEC’s website at www.sec.gov.

RISK FACTORS
In addition to the other information contained in or incorporated by reference into this document, including the matters addressed under the section entitled “Cautionary Statement Regarding Forward-Looking Statements,” and the matters discussed in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of each of FB Financial’s Annual Report on Form 10-K for the year ended December 31, 2024, and Southern States’ Annual Report on Form 10-K for the year ended December 31, 2024 and any updates to those risk factors set forth in FB Financial’s and Southern States’ Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings, which have been filed with the SEC, FB Financial shareholders and Southern States stockholders should carefully consider the following factors in deciding whether to vote for each company’s respective proposals. Please also see the section entitled “Where You Can Find More Information.”
Risks Relating to the Merger
Because the exchange ratio is fixed and the market price of FB Financial common stock will fluctuate, the value of the merger consideration to be received by Southern States stockholders may change.
Pursuant to the merger agreement, upon completion of the merger, each outstanding share of Southern States common stock, except for certain specified shares of Southern States common stock owned by Southern States or FB Financial, will be converted into the right to receive 0.80 shares of FB Financial common stock. The closing price of FB Financial common stock on the date that the merger is completed may vary from the closing price of FB Financial common stock on the date FB Financial and Southern States announced the signing of the merger agreement, the date that this document is being mailed to FB Financial shareholders and Southern States stockholders and the date of the special meetings of FB Financial shareholders and Southern States stockholders. Because the merger consideration is determined by a fixed exchange ratio, at the time of the Southern States special meeting, Southern States stockholders will not know or be able to calculate the value of the FB Financial common stock they will receive upon completion of the merger. Any change in the market price of FB Financial common stock prior to completion of the merger may affect the value of the merger consideration that Southern States stockholders will receive upon completion of the merger. Stock price changes may result from a variety of factors, including general market and economic conditions, changes in our respective businesses, operations and prospects, and regulatory considerations, among other things. Many of these factors are beyond the control of FB Financial and Southern States. Southern States stockholders should obtain current market quotations for shares of FB Financial common stock and Southern States common stock before voting their shares at the Southern States special meeting.
There will be no adjustment to the merger consideration based upon changes in the market price of FB Financial common stock or Southern States common stock. In addition, the merger agreement cannot be terminated due to a change in the price of FB Financial common stock.
Regulatory approvals may not be received, may take longer than expected or may impose conditions that are not presently anticipated, cannot be met, or that could have an adverse effect on the combined company following the consummation of the mergers.
Before the merger and the bank merger may be completed, various approvals, consents and non-objections must be obtained from the Federal Reserve Board, the FDIC, the TDFI, the ASBD and other authorities in the United States. In determining whether to grant these approvals, the regulators consider a variety of factors, including the regulatory standing of each party and the factors described under “The Merger — Regulatory Approvals Required for the Merger” beginning on page 89. These approvals could be delayed or not obtained at all, including due to: an adverse development in either party’s regulatory standing, or any other factors considered by regulators in granting such approvals; governmental, political or community group inquiries, investigations or opposition; or changes in legislation or the political environment.
The approvals that are granted may impose terms and conditions, limitations, obligations or costs, or place restrictions on the conduct of the combined company’s business or require changes to the terms of the transactions contemplated by the merger agreement. There can be no assurance that regulators will not impose any such conditions, limitations, obligations or restrictions and that such conditions, limitations, obligations or restrictions will not have the effect of delaying the completion of any of the transactions contemplated by the merger agreement, imposing additional material costs on or materially limiting the revenues of the combined company following the merger or otherwise reduce the anticipated benefits of the merger if the merger were consummated successfully within the expected timeframe. In addition, there can be no assurance that any such conditions, limitations, obligations or restrictions will not result in the delay or abandonment of the merger. Additionally, the completion of the merger is conditioned on the absence of certain orders, injunctions or decrees by any court or regulatory agency of competent jurisdiction that would prohibit or make illegal the completion of any of the transactions contemplated by the merger agreement.
Despite the parties’ commitments to use their reasonable best efforts to respond to any request for information and resolve any objection that may be asserted by any governmental entity with respect to the merger agreement, under the terms of the merger agreement, neither FB Financial nor Southern States is required to take any action or agree to any condition or restriction in connection with obtaining these approvals that would reasonably be expected to have a material adverse effect on the combined company or the surviving bank (measured on a scale relative to Southern States), after giving effect to the merger. See the section entitled “The Merger — Regulatory Approvals Required for the Merger” beginning on page 89.
Failure to complete the merger could negatively affect the share prices, future business and financial results of FB Financial and Southern States.
The completion of the merger is subject to a number of customary conditions that must be fulfilled in order to complete the merger. Please see the section entitled “The Merger Agreement — Conditions to Consummation of the Merger.” These conditions to the consummation of the merger may not be fulfilled and, accordingly, the merger may not be completed. In addition, if the merger is not completed by December 31, 2025 (or March 31, 2026, if the only outstanding closing condition on December 31, 2025 is the receipt of all required regulatory approvals), either FB Financial or Southern States may choose to terminate the merger agreement at any time after that date if the failure to consummate the transactions contemplated by the merger agreement is not caused by any breach of the merger agreement by the party electing to terminate the merger agreement, before or after shareholder approval.
If the merger is not consummated, the ongoing business and financial results of each company may be adversely affected and each company will be subject to several risks, including significant declines in its share price to the extent that the current market prices reflect an assumption by the market that the merger will be completed and litigation related to any failure to complete the merger. If the consummation of the merger is delayed, including by the receipt of a competing acquisition proposal, the business, financial condition and results of operations of each company may be adversely affected.
In addition, each company has incurred and will incur substantial expenses in connection with the negotiation and completion of the transactions contemplated by the merger agreement. If the merger is not completed, the companies would have to recognize these expenses without realizing the expected benefits of the merger. Any of the foregoing, or other risks arising in connection with the failure of or delay in consummating the merger, including the diversion of management attention from pursuing other opportunities and the constraints in the merger agreement on the ability to make significant changes to each company’s ongoing business during the pendency of the merger, could have an adverse effect on each company’s business, financial condition and results of operations.
Additionally, FB Financial’s or Southern States’ business may have been adversely impacted by the failure to pursue other beneficial opportunities due to the focus of management on the merger, without realizing any of the anticipated benefits of completing the merger, and the market price of FB Financial common stock or Southern States common stock might decline to the extent that the current market price reflects a market assumption that the merger will be completed.
Some of the conditions to the merger may be waived by Southern States or FB Financial without resoliciting shareholder approval of the merger agreement.
Each of the conditions to the obligations of FB Financial and Southern States to complete the merger may be waived, in whole or in part, to the extent permitted by applicable law, by agreement of FB Financial and Southern States, if the condition is a condition to both parties’ obligation to complete the merger, or by the party for which such condition is a condition of its obligation to complete the merger. The boards of directors of FB Financial and Southern States may evaluate the materiality of any such waiver to determine whether amendment of this joint proxy statement/prospectus and re-solicitation of proxies are necessary. FB Financial and Southern States, however, generally do not expect any such waiver to be significant enough to require re-solicitation of shareholders. In the event that any such waiver is not determined to be significant enough to require re-solicitation of shareholders, the companies will have the discretion to complete the merger without seeking further shareholder approval.
FB Financial and Southern States will be subject to business uncertainties and contractual restrictions while the mergers are pending.
Uncertainty about the effect of the mergers on counterparties to contracts, employees, customers (including depositors and borrowers), suppliers, vendors and other parties may have an adverse effect on the business, financial condition and results of operations of Southern States and FB Financial. These uncertainties may impair FB Financial’s or Southern States’ ability to attract, retain and motivate key personnel and customers (including depositors and borrowers) pending the consummation of the mergers, as such personnel and customers may experience uncertainty about their future roles and relationships following the consummation of the mergers. Additionally, these uncertainties could cause contract counterparties, customers (including depositors and borrowers), suppliers, vendors and others who deal with Southern States and/or FB Financial to seek to change existing business relationships with Southern States and/or FB Financial or fail to extend an existing relationship with Southern States and/or FB Financial. In addition, competitors may target each party’s existing customers by highlighting potential uncertainties and integration difficulties that may result from the mergers.
The pursuit of the merger and the preparation for the integration of the two companies may place a significant burden on each company’s management and internal resources. Any significant diversion of management attention away from ongoing business concerns and any difficulties encountered in the transition and integration process could have an adverse effect on each company’s business, financial condition and results of operations.
In addition, the merger agreement restricts each party from taking certain actions without the other party’s consent while the merger is pending. These restrictions could have an adverse effect on each party’s business, financial condition and results of operations. Please see the section entitled “The Merger Agreement — Covenants and Agreements — Conduct of Business Prior to the Effective Time” for a description of the restrictive covenants applicable to Southern States and FB Financial.
Southern States’ directors and executive officers have interests in the merger that may be different from the interests of other Southern States stockholders.
Southern States’ directors and executive officers have interests in the merger that may be different from, or in addition to, the interests of Southern States stockholders generally. The Southern States board of directors was aware of these interests and considered them, among other matters, in adopting the merger agreement and approving the transactions contemplated by the merger agreement and in determining to recommend to Southern States stockholders that they vote to approve the Southern States merger proposal. These interests are described in more detail under the section entitled “The Merger — Interests of Southern States’ Directors and Executive Officers in the Merger.”
Shares of FB Financial common stock to be received by Southern States stockholders as a result of the merger will have rights different from the shares of Southern States common stock.
The rights of Southern States stockholders are currently governed by the amended and restated certificate of incorporation of Southern States (the “Southern States charter”) and the amended and restated bylaws of Southern States (the “Southern States bylaws”). Upon completion of the merger, the rights of former Southern States stockholders will be governed by the FB Financial charter and the FB Financial bylaws. The rights associated with Southern States common stock are different in certain respects from the rights associated with FB Financial common stock. Please see the section entitled “Comparison of Shareholders’ Rights” for a discussion of the different rights associated with FB Financial common stock.

The merger agreement contains provisions that may discourage other companies from pursuing, announcing or submitting a business combination proposal to Southern States that might result in greater value to Southern States stockholders.
The merger agreement contains provisions that may discourage a third party from pursuing, announcing or submitting a business combination proposal to Southern States that might result in greater value to Southern States stockholders than the merger. These provisions include a general prohibition on Southern States from soliciting, or, subject to certain exceptions, entering into discussions with any third party regarding any acquisition proposal or offers for competing transactions, as described under the section entitled “The Merger Agreement — Agreement Not to Solicit Other Offers.” Furthermore, if the merger agreement is terminated, under certain circumstances FB Financial or Southern States may be required to pay the other party a termination fee equal to $15,000,000, as described under the section entitled “The Merger Agreement — Termination Fee.” Each party also has an unqualified obligation to submit its respective merger-related proposals to a vote by such party’s shareholders, including if Southern States receives an unsolicited proposal that Southern States board of directors believes is superior to the merger. For further information, please see the section entitled “The Merger Agreement — Shareholder Meetings and Recommendation of FB Financial and Southern States Boards of Directors.”
In connection with entering into the merger agreement, each member of the Southern States board of directors and certain of the executive officers of Southern States, in their capacities as Southern States stockholders, have entered into the voting agreements. The voting agreements require, among other things, that the shareholder party thereto vote all of his or her shares of Southern States common stock in favor of the merger and the other transactions contemplated by the merger agreement and against alternative transactions and not to, directly or indirectly, assign, sell, transfer or otherwise dispose of his or her shares of Southern States common stock, subject to certain exceptions. For further information, please see the section entitled “The Merger Agreement — Voting Agreements.”
The merger is expected to, but may not, qualify as a reorganization under Section 368(a) of the Code.
The parties expect the merger to be treated as a “reorganization” within the meaning of Section 368(a) of the Code, and the obligations of FB Financial and Southern States to complete the merger is conditioned upon the receipt of a U.S. federal income tax opinion to that effect from Alston & Bird and Jones Walker, respectively. A tax opinion represents the legal judgment of counsel rendering the opinion and is not binding on the IRS or the courts. The tax opinions that the merger will be treated as a “reorganization” within the meaning of Section 368(a) of the Code reflect customary assumptions and were prepared based on representations from FB Financial and Southern States, as well as certain covenants, undertakings, and statements of intention by the parties (which the tax opinions have assumed will be realized at the effective time of the merger). If any of these assumptions and representations is incorrect, incomplete or inaccurate, or is violated or not fulfilled, the validity of the tax opinions described above may be affected and the tax consequences of the merger could differ from those described herein. FB Financial and Southern States have not sought, and do not intend to seek, any ruling from the IRS regarding the qualification of the merger as a “reorganization” within the meaning of Section 368(a) of the Code. Furthermore, such expectation constitutes a forward- looking statement. For information on forward-looking statements, please see the section entitled “Cautionary Statement Regarding Forward-Looking Statements.” If the IRS or a court determines that the merger does not qualify as a “reorganization” within the meaning of Section 368(a) of the Code, then a Southern States stockholder may be required to recognize any gain or loss equal to the difference between (1) the fair market value of FB Financial common stock received by the Southern States stockholder in the merger and (2) the Southern States stockholder’s adjusted tax basis in the shares of Southern States common stock exchanged therefor. For further information, please refer to the section entitled “Material U.S. Federal Income Tax Consequences Relating to the Merger.” You should consult your tax advisor to determine the particular tax consequences to you.
The opinions delivered by Performance Trust and KBW, respectively, to the respective boards of directors of Southern States and FB Financial prior to the signing of the merger agreement will not reflect changes in circumstances after the dates of the opinions.
Prior to the execution of the merger agreement, each of the Southern States and FB Financial boards of directors received an opinion from the parties’ respective financial advisors addressing the fairness of the merger consideration to be received by the holders of shares of Southern States common stock in the merger or the exchange ratio from a financial point of view as of the date of such opinion and subject to the limitations and assumptions contained therein. Subsequent changes in the operations and prospects of Southern States or FB Financial, general market and economic conditions and other factors that may be beyond the control of Southern States or FB Financial may significantly alter the value of Southern States or FB Financial or the prices of the shares of Southern States common stock or FB Financial common stock by the time the merger is completed. The opinions do not speak as of the effective time or as of any other date other than the date of such opinions. For a description of the opinions received by the respective boards of directors of Southern States and FB Financial, please refer to the sections entitled, respectively, “The Merger — Opinion of Southern States Bancshares, Inc.’s Financial Advisor” and “The Merger — Opinion of FB Financial Corporation’s Financial Advisor.”
Litigation relating to the merger could result in significant costs, management distraction, and/or a delay of or injunction against the merger.
While Southern States and FB Financial believe that any claims that may be asserted by purported shareholder plaintiffs related to the merger would be without merit, the results of any such potential legal proceedings are difficult to predict and could delay or prevent the merger from being completed in a timely manner. The existence of litigation related to the merger could affect the likelihood of obtaining the required approvals from Southern States and FB Financial shareholders. Moreover, any litigation could be time consuming and expensive and divert Southern States and FB Financial management’s attention away from their regular business. Further, any lawsuit adversely resolved against Southern States, FB Financial or members of Southern States or FB Financial board of directors, could have an adverse effect on each party’s business, financial condition and results of operations.
If any action remains unresolved, it could prevent or delay the completion of the merger. One of the conditions to the consummation of the merger is that no law, order, injunction or decree issued by any court or governmental entity of competent jurisdiction would restrict, prohibit or make illegal the completion of the merger or any of the other transactions contemplated by the merger agreement be in effect. Consequently, if a settlement or other resolution is not reached in any lawsuit that is filed or any regulatory proceeding and a claimant secures injunctive or other relief or a regulatory authority issues an order or other directive restricting, prohibiting or making illegal the consummation of the transactions contemplated by the merger agreement (including the merger), then such injunctive or other relief may delay or prevent the merger from becoming effective in a timely manner or at all.
Risks Relating to the Combined Company’s Business Following the Merger
The market price of the common stock of the combined company after the merger may be affected by factors different from those currently affecting the shares of FB Financial or Southern States common stock.
Upon the completion of the merger, FB Financial shareholders and Southern States stockholders will become shareholders of the combined company. FB Financial’s banking business differs from that of Southern States, and, accordingly, the results of operations of the combined company and the market price of the combined company’s shares of common stock may be affected by factors different from those currently affecting the independent results of operations of each of Southern States and FB Financial. For a discussion of the businesses of FB Financial and Southern States, please see the section entitled “Information About the Companies.” For a discussion of the businesses of FB Financial and Southern States and of certain factors to consider in connection with such businesses, please see the documents incorporated by reference in this joint proxy statement/prospectus and referred to in the section entitled “Where You Can Find More Information.”
Sales of substantial amounts of FB Financial common stock in the open market by former Southern States stockholders could depress FB Financial’s stock price.
Shares of FB Financial common stock that are issued to Southern States stockholders in the merger will be freely tradable without restrictions or further registration under the Securities Act. Based on the number of shares of Southern States common stock that are outstanding (which includes the shares of

Southern States common stock underlying Southern States restricted stock awards and restricted stock units), FB Financial currently expects to issue approximately 7,999,016 shares of FB Financial common stock in connection with the merger. If the merger is completed and if Southern States’ former stockholders sell substantial amounts of FB Financial common stock in the public market following completion of the merger, the market price of FB Financial common stock may decrease. These sales might also make it more difficult for FB Financial to sell equity or equity-related securities at a time and price that it otherwise would deem appropriate.
Combining the two companies may be more difficult, costly or time-consuming than expected, and the anticipated benefits and cost savings of the merger may not be realized.
The success of the merger will depend on, among other things, the combined company’s ability to combine the businesses of FB Financial and Southern States. If the combined company is not able to successfully achieve this objective, the anticipated benefits of the merger may not be realized fully, or at all, or may take longer to realize than expected. In addition, the actual cost savings and anticipated benefits of the merger could be less than anticipated, and integration may result in additional unforeseen expenses.
FB Financial and Southern States have operated and, until the completion of the merger, will continue to operate, independently. The success of the merger, including anticipated benefits and cost savings, will depend, in part, on the successful combination of the businesses of FB Financial and Southern States. To realize these anticipated benefits and cost savings, after the completion of the merger, FB Financial expects to integrate Southern States’ business into its own. It is possible that the integration process could result in the loss of key employees, the disruption of the combined company’s ongoing businesses or inconsistencies in technologies, standards, controls, procedures and policies that adversely affect the combined company’s ability to maintain relationships with clients, customers, depositors and employees or to achieve the anticipated benefits and cost savings of the merger. The loss of key employees could have an adverse effect on the combined company’s financial results and the value of FB Financial common stock. If FB Financial experiences difficulties with the integration process, the anticipated benefits of the merger may not be realized fully, or at all, or may take longer to realize than expected. As with any merger of financial institutions, there also may be business disruptions that cause Southern States or FB Financial to lose current customers or cause current customers to remove their accounts from Southern States or FB Financial and move their business to competing financial institutions. Integration efforts between the two companies will also divert management attention and resources. These integration matters could have an adverse effect on each of Southern States and FB Financial during this transition period and for an undetermined period after consummation of the merger.
The combined company expects to incur substantial expenses related to the merger.
The combined company expects to incur substantial expenses in connection with consummation of the merger and combining the business, operations, networks, systems, technologies, policies and procedures of the two companies. Although FB Financial and Southern States have assumed that a certain level of transaction and combination expenses would be incurred, there are a number of factors beyond their control that could affect the total amount or the timing of their combination expenses. Many of the expenses that will be incurred, by their nature, are difficult to estimate accurately at the present time. Due to these factors, the transaction and combination expenses associated with the mergers could, particularly in the near term, exceed the savings that the combined company expects to achieve from the elimination of duplicative expenses and the realization of economies of scale and cost savings related to the combination of the businesses following the consummation of the merger. As a result of these expenses, both FB Financial and Southern States expect to take charges against their earnings before and after the completion of the merger. The charges taken in connection with the merger is expected to be significant, although the aggregate amount and timing of such charges are uncertain at present. There can be no assurance that the anticipated benefits and cost savings related to the integration of the businesses will be realized to offset these transaction and integration expenses over time.
Holders of FB Financial and Southern States common stock will have a reduced ownership and voting interest after the merger and will exercise less influence over management.
Holders of FB Financial and Southern States common stock currently have the right to vote for the election of the directors and on other matters affecting FB Financial and Southern States, respectively.

Upon the completion of the merger, each Southern States stockholder will become a shareholder of FB Financial with a percentage ownership of FB Financial common stock that is smaller than such stockholder’s percentage ownership of Southern States common stock. Following completion of the merger, it is currently expected that former holders of Southern States common stock as a group will own approximately 15% of the combined company’s common stock and existing FB Financial shareholders as a group will own approximately 85% of the combined company’s common stock. As a result, holders of FB Financial and Southern States common stock will have less influence on the management and policies of the combined company than they now have on the management and policies of FB Financial or Southern States, as applicable.
The unaudited pro forma condensed combined financial information included in this document is illustrative only, and the actual financial condition and results of operations after the merger may differ materially.
The unaudited pro forma condensed combined financial statements in this document are presented for illustrative purposes only. The unaudited pro forma condensed combined financial statements are not necessarily, and should not be assumed to be, an indication of the results that would have been achieved had the merger been completed as of the dates indicated or that may be achieved in the future. A final determination of the fair values of Southern States’ assets and liabilities, which cannot be made prior to the completion of the merger, will be based on the actual net tangible and intangible assets of Southern States that exist as of the date the merger becomes effective. Consequently, fair value adjustments and amounts preliminarily allocated to goodwill and identifiable intangibles could change significantly from those allocations used in the unaudited pro forma condensed combined financial statements presented herein and could result in a material change in amortization of acquired intangible assets. In addition, the value of the final merger consideration will be based on the closing price of FB Financial common stock on the date the merger becomes effective. For more information, please see the section entitled “Unaudited Pro Forma Condensed Combined Financial Statements.”

SOUTHERN STATES BANCSHARES, INC. SPECIAL MEETING
This section contains information for Southern States stockholders about the Southern States special meeting. Southern States is mailing this joint proxy statement/prospectus to you, as a Southern States stockholder, on or about May 21, 2025. This joint proxy statement/prospectus is also being delivered to Southern States stockholders as FB Financial’s prospectus for its offering of FB Financial common stock in connection with the merger. This joint proxy statement/prospectus is accompanied by a notice of the Southern States special meeting and a proxy card that the Southern States board of directors is soliciting for use at the Southern States special meeting and at any adjournments or postponements of the Southern States special meeting. References to “you” and “your” in this section are to Southern States stockholder.
Date, Time and Place of the Southern States Special Meeting
Southern States will hold the Southern States special meeting at 615 Quintard Ave., Anniston, Alabama 36201, commencing at 8:00am, Central Time, on June 26, 2025. On or about May 21, 2025, Southern States commenced mailing this joint proxy statement/prospectus and the enclosed form of proxy card to its stockholders entitled to vote at the Southern States special meeting.
Purpose of the Southern States Special Meeting
At the Southern States special meeting, Southern States stockholders will be asked to consider and vote on the following matters:
•
the Southern States merger proposal; and

•
the Southern States adjournment proposal, if necessary or appropriate.

Recommendation of the Southern States Board of Directors
The Southern States board of directors unanimously adopted the merger agreement and unanimously recommends that the stockholders of Southern States vote “FOR” the Southern States merger proposal and “FOR” the Southern States adjournment proposal. Please see the section entitled “The Merger — Southern States’ Reasons for the Merger and Recommendation of the Southern States Board of Directors” for a more detailed discussion of the factors considered by the Southern States board of directors in reaching its decision to adopt the merger agreement.
Completion of the merger is conditioned upon the approval of the Southern States merger proposal, but is not conditioned upon the approval of the Southern States adjournment proposal.
Record Date and Quorum
Southern States has fixed the close of business on May 16, 2025 as the Southern States record date for the Southern States special meeting. Only Southern States stockholders of record at the close of business on that date are entitled to notice of and vote at the Southern States special meeting or any adjournment or postponement of the Southern States special meeting. As of the close of business on the Southern States record date, there were 9,927,649 shares of Southern States common stock outstanding and entitled to notice of, and to vote at, the Southern States special meeting, held by approximately 555 stockholders of record. Each holder of shares of Southern States common stock outstanding on the Southern States record date will be entitled to one vote for each share held of record.
The presence at the Southern States special meeting, in person or by proxy, of a majority of the shares of Southern States common stock outstanding and entitled to vote as of the close of business on the Southern States record date will constitute a quorum for purposes of the Southern States special meeting. All shares of Southern States common stock entitled to vote and present in person or represented by proxy, including abstentions, if any, will be treated as present for purposes of determining the presence or absence of a quorum for all matters voted on at the Southern States special meeting. Broker non-votes, if any, will not be included in determining whether a quorum exists.
If a quorum is not present at the Southern States special meeting, it will be postponed until the holders of the number of shares of Southern States common stock required to constitute a quorum attend. If additional votes must be solicited in order for Southern States stockholders to approve the Southern States merger proposal and the Southern States adjournment proposal is approved, the Southern States special meeting will be adjourned to solicit additional proxies.
Vote Required; Treatment of Abstentions and Failure to Vote
Approval of the Southern States merger proposal requires the affirmative vote of a majority of the shares of Southern States common stock outstanding entitled to vote thereon.
Approval of the Southern States adjournment proposal requires the affirmative vote of a majority of the shares of Southern States common stock that are present in person or by proxy at the Southern States special meeting and entitled to vote on the subject matter.
With respect to the Southern States merger proposal, if you mark “ABSTAIN” on your proxy card, fail to either submit a proxy card or vote by telephone or the internet or in person at the Southern States special meeting, or are a “street name” holder and fail to instruct your bank, broker or other nominee how to vote, you will not be deemed to have cast a vote with respect to such proposal, and it will have the same effect as a vote “AGAINST” the Southern States merger proposal.
With respect to the Southern States adjournment proposal, if you mark “ABSTAIN” on your proxy card, fail to either submit a proxy card or vote by telephone or the internet or in person at the Southern States special meeting, it will have the same effect as a vote “AGAINST” the Southern States adjournment proposal. If you are a “street name” holder and fail to instruct your bank, broker or other nominee how to vote, you will not be deemed to have cast a vote with respect to such proposal, and it will have no effect on the outcome of the Southern States adjournment proposal.
Shares Held by Directors and Executive Officers
As of the close of business on the Southern States record date, there were 9,927,649 shares of Southern States common stock outstanding and entitled to notice of, and to vote at, the Southern States special meeting. As of the close of business on Southern States record date, the directors and executive officers of Southern States and their affiliates owned and were entitled to vote approximately 534,693 shares of Southern States common stock, representing approximately 5% of the shares of Southern States common stock on that date. Southern States currently expects that each of its directors and executive officers will vote his or her shares of Southern States common stock in favor of the Southern States merger proposal and the Southern States adjournment proposal. In connection with entering into the merger agreement, each member of the Southern States board of directors and certain of the executive officers of Southern States, in their capacities as stockholders of Southern States, have entered into the voting agreements. The voting agreements require, among other things, that the shareholder party thereto vote all of his or her shares of Southern States common stock in favor of the merger and the other transactions contemplated by the merger agreement and against alternative transactions and not to transfer any of his or her shares of Southern States common stock, subject to certain exceptions. For further information, please see the section entitled “The Merger Agreement — Voting Agreements.”
Voting of Proxies; Incomplete Proxies
A Southern States stockholder may vote by proxy or in person at the Southern States special meeting. If you hold your shares of Southern States common stock in your name as a shareholder of record, to submit a proxy, you, as a Southern States stockholder, may use one of the following methods:
•
through the internet by visiting www.investorvote.com/SSBK and following the instructions, using the control number provided on your proxy card;

•
by telephone by calling 1-800-652-8683 and following the recorded instructions, using the control number provided on your proxy card; or

•
by mail by completing, signing, dating and returning the proxy card in the enclosed envelope, which requires no additional postage if mailed in the United States.

When a properly executed proxy card is returned, the shares of Southern States common stock represented by it will be voted at the Southern States special meeting in accordance with the instructions contained on the proxy card. If any proxy card is returned without indication as to how to vote on a proposal, the shares of Southern States common stock represented by the proxy card will be voted as recommended by the Southern States board of directors.
The deadline for voting by telephone or through the internet as a Southern States stockholder of record is 11:00pm, Central Time, on June 25, 2025. For Southern States stockholders whose shares are registered in the name of a bank, broker or other nominee, please consult the voting instructions provided by your bank, broker or other nominee for information about the deadline for voting by telephone or through the internet.
If a Southern States stockholder’s shares are held in “street name” by a bank, broker or other nominee, the Southern States stockholder should check the voting form used by that firm to determine how to vote. You may not vote shares held in “street name” by returning a proxy card directly to Southern States or by voting through participation at the Southern States special meeting unless you provide a “legal proxy,” which you must obtain from your bank, broker or other nominee.
Every Southern States stockholder’s vote is important. Accordingly, you should complete, sign, date and return the enclosed proxy card, or vote, via the internet or by telephone, whether or not you plan to attend the Southern States special meeting. Sending in your proxy card will not prevent you from voting your shares at the Southern States special meeting.
Shares Held in “Street Name”
If your shares are held in “street name” by a bank, broker or other nominee, you must provide the record holder of your shares with instructions on how to vote your shares. Under NYSE rules, which are also applicable to NASDAQ-listed companies, banks, brokers and other nominees who hold shares of Southern States common stock in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from beneficial owners. However, banks, brokers and other nominees are not allowed to exercise voting discretion with respect to the approval of matters determined to be “non-routine” without specific instructions from the beneficial owner. Southern States expects that all proposals to be voted on at the Southern States special meeting will be “non-routine” matters. Broker non-votes are shares held by a bank, broker or other nominee with respect to which such entity is not instructed by the beneficial owner of such shares to vote on the particular proposal and the broker does not have discretionary voting power on such proposal. If your bank, broker or other nominee holds your shares of Southern States common stock in “street name,” such entity will vote your shares of Southern States common stock only if you provide instructions on how to vote by complying with the voter instruction form sent to you by your bank, broker or other nominee with this joint proxy statement/prospectus.
Revocability of Proxies and Changes to a Southern States Stockholder’s Vote
If you hold stock in your name as a shareholder of record, you may change your vote or revoke any proxy at any time before it is voted by (1) completing, signing, dating and returning a proxy card with a later date, (2) delivering a written revocation letter to Southern States’ corporate secretary, (3) attending the Southern States special meeting in person and asking to withdraw the proxy prior to its use for any purpose, or (4) voting by telephone or the internet at a later time (but prior to the internet and telephone voting deadline). If you choose to send a completed proxy card bearing a later date than your original proxy card, the new proxy card must be received before the beginning of the Southern States special meeting.
Any Southern States stockholder entitled to vote in person at the Southern States special meeting may vote in person regardless of whether a proxy has been previously given, but the mere presence (without notifying Southern States’ corporate secretary) of a shareholder at the Southern States special meeting will not constitute revocation of a previously given proxy.

Written notices of revocation and other communications about revoking your proxy card should be addressed to:
Southern States Bancshares, Inc.
615 Quintard Avenue
Anniston, Alabama 36201
Attention: Corporate Secretary
If your shares are held in “street name” by a bank, broker or other nominee, you should follow the instructions of your bank, broker or other nominee regarding the revocation of proxies.
Solicitation of Proxies
Southern States is soliciting proxies from its stockholders in conjunction with the merger. Southern States will bear the entire cost of soliciting proxies from its stockholders. Southern States has engaged Alliance Advisors to act as its proxy solicitor and to assist in the solicitation of proxies for the Southern States special meeting. Southern States agreed to pay Alliance Advisors approximately $15,000, plus reasonable out-of-pocket expenses, for such services and will also indemnify Alliance Advisors against certain claims, costs, damages, liabilities, and expenses. In addition to solicitation of proxies by mail, Southern States will request that banks, brokers and other record holders send proxies and proxy material to the owners of Southern States common stock and secure their voting instructions. Southern States will reimburse the record holders for their reasonable expenses in taking those actions. If necessary, Southern States may use its directors and several of its regular employees, who will not be specially compensated, to solicit proxies from Southern States stockholders, either personally or by telephone, facsimile, letter or electronic means.
Attending The Southern States Special Meeting
All Southern States stockholders as of the close of business on the Southern States record date, or their duly appointed proxies, may attend the Southern States special meeting. Only Southern States stockholders of record, or those holding shares of Southern States common stock in street name who have a legal proxy to vote their shares, will be permitted to attend the Southern States special meeting. Registration will begin at 8:00am, Central Time.
We encourage you to register your vote through the internet or by telephone whenever possible. When a stockholder submits a proxy through the internet or by telephone, his or her proxy is recorded immediately. If you attend the Southern States special meeting, you may also submit your vote in person. Any votes that you previously submitted — whether through the internet, by telephone or by mail — will be superseded by any vote that you cast at the Southern States special meeting.
If you are not a Southern States stockholder of record or if you hold shares of Southern States in “street name” through a bank, broker or other nominee, please bring a letter from the record holder of your shares confirming your beneficial ownership and a valid photo identification in order to be admitted to the meeting. A copy or printout of a brokerage statement will not be sufficient without a signed letter from the bank, broker or other nominee through which you beneficially own Southern States common stock. Southern States reserves the right to refuse admittance to anyone without proper proof of share ownership and without valid photo identification.
The use of cameras, sound recording equipment, communications devices or any similar equipment during Southern States special meeting is prohibited without the express written consent of Southern States.
Delivery of Proxy Materials
As permitted by applicable law, only one copy of this joint proxy statement/prospectus is being delivered to Southern States stockholders residing at the same address, unless such stockholders have notified Southern States of their desire to receive multiple copies of this joint proxy statement/prospectus.
Southern States will promptly deliver, upon oral or written request, a separate copy of this joint proxy statement/prospectus to any shareholder residing at an address to which only one copy of such document was mailed. Requests for additional copies should be directed to Southern States’ Corporate Secretary, Lynn J. Joyce, at (256) 241-1092.
Assistance
If you need assistance in completing your proxy card, have questions regarding the Southern States special meeting, or would like additional copies of this joint proxy statement/prospectus, please contact Alliance Advisors, 150 Clove Road, Suite 400, Little Falls, NJ 07424, at 844-202-6574 or, via email, at SSBK@allianceadvisors.com.

SOUTHERN STATES BANCSHARES, INC. PROPOSALS
Proposal 1: Southern States Merger Proposal
Southern States is asking its stockholders to approve the merger agreement. For a detailed discussion of the terms and conditions of the merger agreement, please see the section entitled “The Merger Agreement.” Southern States stockholders should read this joint proxy statement/prospectus, including any documents incorporated in this joint proxy statement/prospectus by reference, and its annexes carefully and in its entirety for more detailed information concerning the merger agreement and the merger. A copy of the merger agreement is attached to this joint proxy statement/prospectus as Annex A.
As discussed in the section entitled “The Merger — Southern States’ Reasons for the Merger and Recommendation of the Southern States Board of Directors,” after careful consideration, the Southern States board of directors unanimously adopted the merger agreement and declared the merger agreement and the transactions contemplated thereby, including the merger, to be advisable and in the best interest of Southern States and Southern States stockholders.
Required Vote
Approval of the Southern States merger proposal requires the affirmative vote of a majority of the shares of Southern States common stock outstanding entitled to vote thereon. If you mark “ABSTAIN” on your proxy card, fail to either submit a proxy card or vote by telephone or the internet or in person at the Southern States special meeting, or are a “street name” holder and fail to instruct your bank, broker or other nominee how to vote, you will not be deemed to have cast a vote with respect to such proposal, and it will have the same effect as a vote “AGAINST” the Southern States merger proposal.
The Southern States board of directors unanimously recommends that Southern States stockholders vote “FOR” the Southern States merger proposal.
Proposal 2: Southern States Adjournment Proposal
Southern States is asking its stockholders to approve the adjournment of the Southern States special meeting to another date and place if necessary or appropriate to solicit additional votes in favor of the Southern States merger proposal if there are insufficient votes at the time of such adjournment to approve the Southern States merger proposal.
If, at the Southern States special meeting, there is an insufficient number of shares of Southern States common stock present in person or represented by proxy and voting in favor of the Southern States merger proposal, Southern States will move to adjourn the Southern States special meeting in order to enable the Southern States board of directors to solicit additional proxies for approval of the Southern States merger proposal. If Southern States stockholders approve the Southern States adjournment proposal, Southern States may adjourn the Southern States special meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from Southern States stockholders who have previously voted. If the date of the adjournment is not announced at the Southern States special meeting or a new record date is fixed for the adjourned meeting, a new notice of the adjourned meeting will be given to each stockholder of record entitled to vote at the adjourned meeting.
Required Vote
Approval of the Southern States adjournment proposal requires the affirmative vote of a majority of the shares of Southern States common stock that are present in person or by proxy at the Southern States special meeting and entitled to vote on the subject matter. If you mark “ABSTAIN” on your proxy card, fail to either submit a proxy card or vote by telephone or the internet or in person at the Southern States special meeting, it will have the same effect as a vote “AGAINST” the Southern States adjournment proposal. If you are a “street name” holder and fail to instruct your bank, broker or other nominee how to vote, you will not be deemed to have cast a vote with respect to such proposal, and it will have no effect on the outcome of the Southern States adjournment proposal.

The Southern States board of directors unanimously recommends that Southern States stockholders vote “FOR” the Southern States adjournment proposal.
Other Matters to Come Before the Southern States Special Meeting
As of the date of this joint proxy statement/prospectus, the Southern States board of directors is not aware of any matters that will be presented for consideration at the Southern States special meeting other than as described in this joint proxy statement/prospectus. If, however, the Southern States board of directors properly brings any other matters before the Southern States special meeting, the persons named in the proxy will vote the shares represented thereby in accordance with the recommendation of the Southern States board of directors on any such matter (unless the Southern States stockholder checks the box on the proxy card to withhold discretionary voting authority).

THE FB FINANCIAL CORPORATION SPECIAL MEETING
This section contains information for FB Financial shareholders about the FB Financial special meeting. FB Financial is mailing this joint proxy statement/prospectus to you, as a FB Financial shareholder, on or about May 21, 2025. This joint proxy statement/prospectus is accompanied by a notice of the FB Financial special meeting and a form of proxy card that the FB Financial board of directors is soliciting for use at the FB Financial special meeting and at any adjournments or postponements of the FB Financial special meeting. References to “you” and “your” in this section are to FB Financial shareholders.
Date, Time and Place of the FB Financial Special Meeting
FB Financial will hold the special meeting at 1221 Broadway, Suite 1300, Nashville, Tennessee 37203, commencing at 1:00pm, Central Time, on June 26, 2025. On or about May 21, 2025, FB Financial commenced mailing this joint proxy statement/prospectus and the enclosed form of proxy card to its shareholders entitled to vote at the FB Financial special meeting.
Purpose of the FB Financial Special Meeting
At the FB Financial special meeting, FB Financial shareholders will be asked to consider and vote on the following matters:
•
the FB Financial share issuance proposal; and

•
the FB Financial adjournment proposal, if necessary or appropriate.

Recommendation of the FB Financial Board of Directors
The FB Financial board of directors unanimously adopted the merger agreement and unanimously recommends that FB Financial shareholders vote “FOR” the FB Financial share issuance proposal and “FOR” the FB Financial adjournment proposal. Please see the section entitled “The Merger — FB Financial’s Reasons for the Merger and Recommendation of the FB Financial Board of Directors” for a more detailed discussion of the factors considered by the FB Financial board of directors in reaching its decision to adopt the merger agreement.
Completion of the merger is conditioned upon the approval of the FB Financial share issuance proposal, but is not conditioned upon the approval of, if necessary or appropriate, the FB Financial adjournment proposal.
Record Date and Quorum
FB Financial has fixed the close of business on May 16, 2025 as the FB Financial record date for the FB Financial special meeting. Only FB Financial shareholders of record at the close of business on that date are entitled to notice of, and vote at, the FB Financial special meeting, or any adjournment or postponement thereof. As of the close of business on the FB Financial record date, there were 45,807,689 shares of FB Financial common stock outstanding and entitled to notice of, and to vote at, the FB Financial special meeting, held by approximately 2,307 shareholders of record. Each holder of shares of outstanding FB Financial common stock on the FB Financial record date will be entitled to one vote for each share held of record.
The presence at the FB Financial special meeting, in person or by proxy, of a majority of the outstanding shares of FB Financial common stock entitled to vote as of the close of business on the FB Financial record date will constitute a quorum for the purposes of the FB Financial special meeting. All shares of FB Financial common stock entitled to vote and present in person or represented by proxy, including abstentions, if any, will be treated as present for purposes of determining the presence or absence of a quorum for all matters voted on at the FB Financial special meeting. Broker non-votes, if any, will not be included in determining whether a quorum exists.
If a quorum is not present at the FB Financial special meeting, it will be postponed until the holders of the number of shares of FB Financial common stock required to constitute a quorum attend. If additional votes must be solicited in order for FB Financial shareholders to approve the FB Financial share issuance proposal and the FB Financial adjournment proposal is approved, the FB Financial special meeting will be adjourned to solicit additional proxies.

Vote Required; Treatment of Abstentions and Failure to Vote
Approval of the FB Financial share issuance proposal and the FB Financial adjournment proposal each requires the affirmative vote of a majority of the votes cast by holders of FB Financial common stock that are present in person or by proxy at the FB Financial special meeting and entitled to vote thereon.
With respect to the FB Financial share issuance proposal and the FB Financial adjournment proposal, if you mark “ABSTAIN” on your proxy card, fail to either submit a proxy card or vote the internet or in person at the FB Financial special meeting, or are a “street name” holder and fail to instruct your bank, broker or other nominee how to vote, you will not be deemed to have cast a vote with respect to such proposal, and it will have no effect on such proposals.
Shares Held by Directors and Executive Officers
As of the close of business on FB Financial record date, there were 45,807,689 shares of FB Financial common stock outstanding and entitled to notice of, and to vote at, the FB Financial special meeting. As of the close of business on the FB Financial record date, the directors and executive officers of FB Financial and their affiliates beneficially owned and were entitled to vote approximately 914,134 shares of FB Financial common stock, representing approximately 2% of the shares of FB Financial common stock on that date. FB Financial currently expects that each of its directors and executive officers will vote his or her shares of FB Financial common stock in favor of the FB Financial share issuance proposal and the FB Financial adjournment proposal. In connection with entering into the merger agreement, each member of the FB Financial board of directors and certain executive officers of FB Financial, in their capacities as shareholders of FB Financial, have entered into the voting agreements. The voting agreements require, among other things, that the shareholder party thereto vote all of his or her shares of FB Financial common stock in favor of the merger and the other transactions contemplated by the merger agreement and against alternative transactions and not to transfer any of his or her shares of FB Financial common stock, subject to certain exceptions. For further information, please see the section entitled “The Merger Agreement — Voting Agreements.”
Voting of Proxies; Incomplete Proxies
A FB Financial shareholder may vote by proxy or in person at the FB Financial special meeting. If you hold your shares of FB Financial common stock in your name as a shareholder of record, to submit a proxy, you, as a FB Financial shareholder, may use one of the following methods:
•
through the internet by visiting www.investorvote.com/FBK and following the instructions, using the control number provided on your proxy card; or

•
by mail by completing, signing, dating and returning the proxy card in the enclosed envelope, which requires no additional postage if mailed in the United States. When a properly executed proxy card is returned, the shares of FB Financial common stock represented by it will be voted at the FB Financial special meeting in accordance with the instructions contained on the proxy card. If any proxy card is returned without indication as to how to vote, the shares of FB Financial common stock represented by the proxy card will be voted as recommended by the FB Financial board of directors.

The deadline for voting through the internet as a FB Financial shareholder of record is 11:00pm, Central Time, on June 25, 2025. For FB Financial shareholders whose shares are registered in the name of a bank, broker or other nominee, please consult the voting instructions provided by your bank, broker or other nominee for information about the deadline for voting through the internet.
If a FB Financial shareholder’s shares are held in “street name” by a bank, broker or other nominee, the shareholder should check the voting form used by that firm to determine how to vote. You may not vote shares held in “street name” by returning a proxy card directly to FB Financial or by voting in person at the FB Financial special meeting unless you provide a “legal proxy,” which you must obtain from your bank, broker or other nominee.
Every FB Financial shareholder’s vote is important. Accordingly, you should complete, sign, date and return the enclosed proxy card or vote through the internet whether or not you plan to attend the FB Financial special meeting. Sending in your proxy card will not prevent you from voting your shares at the FB Financial special meeting.

Shares Held in “Street Name”
If your shares are held in “street name” by a bank, broker or other nominee, you must provide the record holder of your shares with instructions on how to vote your shares. Under NYSE rules, banks, brokers and other nominees who hold shares of FB Financial common stock in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from beneficial owners. However, banks, brokers and other nominees are not allowed to exercise voting discretion with respect to the approval of matters determined to be “non-routine,” without specific instructions from the beneficial owner. FB Financial expects that all proposals to be voted on at the FB Financial special meeting will be “non-routine” matters. Broker non-votes are shares held by a bank, broker or other nominee with respect to which such entity is not instructed by the beneficial owner of such shares to vote on the particular proposal and the broker does not have discretionary voting power on such proposal. If your bank, broker or other nominee holds your shares of FB Financial common stock in “street name,” such entity will vote your shares of FB Financial common stock only if you provide instructions on how to vote by complying with the voter instruction form sent to you by your bank, broker or other nominee with this joint proxy statement/prospectus.
Revocability of Proxies and Changes to a FB Financial Shareholder’s Vote
If you hold stock in your name as a shareholder of record, you may change your vote or revoke any proxy at any time before it is voted by (1) completing, signing, dating and returning a proxy card with a later date, (2) delivering a written revocation letter to FB Financial’s secretary, (3) attending the FB Financial special meeting in person and asking to withdraw the proxy prior to its use for any purpose, or (4) voting the internet at a later time (but prior to the internet voting deadline). If you choose to send a completed proxy card bearing a later date than your original proxy card, the new proxy card must be received before the beginning of the FB Financial special meeting.
Any FB Financial shareholder entitled to vote in person at the FB Financial special meeting may vote in person regardless of whether a proxy has been previously given, but the mere presence (without notifying FB Financial’s secretary) of a shareholder at the FB Financial special meeting will not constitute revocation of a previously given proxy.
Written notices of revocation and other communications about revoking your proxy card should be addressed to:
FB Financial Corporation
1221 Broadway, Suite 1300
Nashville, Tennessee 37203
Attention: Corporate Secretary
If your shares are held in “street name” by a bank, broker or other nominee, you should follow the instructions of your bank, broker or other nominee regarding the revocation of proxies.
Solicitation of Proxies
FB Financial is soliciting proxies from its shareholders in conjunction with the merger. FB Financial will bear the entire cost of soliciting proxies from its shareholders. In addition to solicitation of proxies by mail, FB Financial will request that banks, brokers and other record holders send proxies and proxy material to the beneficial owners of FB Financial common stock and secure their voting instructions. FB Financial will reimburse the record holders for their reasonable expenses in taking those actions. If necessary, FB Financial may use its directors and several of its regular employees, who will not be specially compensated, to solicit proxies from FB Financial shareholders, either personally or by telephone, facsimile, letter or electronic means.
Attending the FB Financial Special Meeting
All FB Financial shareholders as of the close of business on the FB Financial record date, or their duly appointed proxies, may attend the FB Financial special meeting. Only FB Financial shareholders of record, or those holding shares of FB Financial common stock in street name who have a legal proxy to vote their shares, will be permitted to attend the FB Financial special meeting. Registration will begin at 1:00pm, Central Time.
We encourage you to register your vote through the internet whenever possible. When a shareholder submits a proxy through the internet, his or her proxy is recorded immediately. If you attend the FB Financial special meeting, you may also submit your vote in person. Any votes that you previously submitted — whether through the internet or by mail — will be superseded by any vote that you cast at the FB Financial special meeting.
If you are not a FB Financial shareholder of record or if you hold shares of FB Financial in “street name” through a bank, broker or other nominee, please bring a letter from the record holder of your shares confirming your beneficial ownership and a valid photo identification in order to be admitted to the meeting. A copy or printout of a brokerage statement will not be sufficient without a signed letter from the bank, broker or other nominee through which you beneficially own FB Financial common stock. FB Financial reserves the right to refuse admittance to anyone without proper proof of share ownership and without valid photo identification.
Delivery of Proxy Materials
As permitted by applicable law, only one copy of this joint proxy statement/prospectus is being delivered to FB Financial shareholders residing at the same address, unless such FB Financial shareholders have notified FB Financial of their desire to receive multiple copies of this joint proxy statement/prospectus.
FB Financial will promptly deliver, upon oral or written request, a separate copy of this joint proxy statement/prospectus to any shareholder residing at an address to which only one copy of such document was mailed. Requests for additional copies should be directed to FB Financial’s secretary at (615) 564-1212.
Assistance
If you need assistance in completing your proxy card, have questions regarding the FB Financial special meeting, or would like additional copies of this joint proxy statement/prospectus, please contact FB Financial’s corporate secretary at (615) 564-1212.

THE FB FINANCIAL CORPORATION PROPOSALS
Proposal 1: FB Financial Share Issuance Proposal
FB Financial is asking its shareholders to approve the share issuance proposal in connection with the merger. For a detailed discussion of the terms and conditions of the merger agreement, please see the section entitled “The Merger Agreement.” FB Financial shareholders should read this joint proxy statement/prospectus, including any documents incorporated in this joint proxy statement/prospectus by reference, and its annexes carefully and in its entirety for more detailed information concerning the merger agreement and the merger. A copy of the merger agreement is attached to this joint proxy statement/prospectus as Annex A.
As discussed in the section entitled “The Merger — FB Financial’s Reasons for the Merger and Recommendation of the FB Financial Board of Directors,” after careful consideration, the FB Financial board of directors unanimously adopted the merger agreement and declared the merger agreement and the transactions contemplated thereby, including the FB Financial share issuance, to be advisable and in the best interest of FB Financial and FB Financial shareholders.
Required Vote
Approval of the FB Financial share issuance proposal requires the affirmative vote of a majority of the votes cast by holders of FB Financial common stock that are present in person or by proxy at the FB Financial special meeting and entitled to vote thereon. If you mark “ABSTAIN” on your proxy card, fail to either submit a proxy card or vote by the internet or in person at the FB Financial special meeting, or are a “street name” holder and fail to instruct your bank, broker or other nominee how to vote, you will not be deemed to have cast a vote with respect to the FB Financial share issuance proposal, and it will have no effect on such proposal.
The FB Financial board of directors unanimously recommends that FB Financial shareholders vote “FOR” the FB Financial share issuance proposal.
Proposal 2: FB Financial Adjournment Proposal
FB Financial is asking its shareholders to approve the adjournment of the FB Financial special meeting to another date and place if necessary or appropriate to solicit additional votes in favor of the FB Financial share issuance proposal if there are insufficient votes at the time of such adjournment to approve the FB Financial share issuance proposal.
If, at the FB Financial special meeting, there is an insufficient number of shares of FB Financial common stock (including shares underlying unvested FB Financial restricted stock awards) present in person at the FB Financial special meeting or represented by proxy and voting in favor of the FB Financial share issuance proposal, FB Financial will move to adjourn the FB Financial special meeting in order to enable the FB Financial board of directors to solicit additional proxies for approval of the FB Financial share issuance proposal. If FB Financial shareholders approve the FB Financial adjournment proposal, FB Financial may adjourn the FB Financial special meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from FB Financial shareholders who have previously voted. If the date of the adjournment is not announced at the FB Financial special meeting or a new record date is fixed for the adjourned meeting, a new notice of the adjourned meeting will be given to each shareholder of record entitled to vote at the adjourned meeting.
Required Vote
Approval of the FB Financial adjournment proposal requires the affirmative vote of a majority of the votes cast by holders of FB Financial common stock that are present in person or by proxy at the FB Financial special meeting and entitled to vote thereon. If you mark “ABSTAIN” on your proxy card, fail to either submit a proxy card or vote by the internet or in person at the FB Financial special meeting, or are a “street name” holder and fail to instruct your bank, broker or other nominee how to vote, you will not be deemed to have cast a vote with respect to the FB Financial adjournment proposal, and it will have no effect on such proposal.
The FB Financial board of directors unanimously recommends that FB Financial shareholders vote “FOR” the FB Financial adjournment proposal.
Other Matters to Come Before the FB Financial Special Meeting
As of the date of this joint proxy statement/prospectus, the FB Financial board of directors is not aware of any matters that will be presented for consideration at the FB Financial special meeting other than as described in this joint proxy statement/prospectus. If, however, the FB Financial board of directors properly brings any other matters before the FB Financial special meeting, the persons named in the proxy will vote the shares represented thereby in accordance with the recommendation of the FB Financial board of directors on any such matter (unless the FB Financial shareholder checks the box on the proxy card to withhold discretionary voting authority).

INFORMATION ABOUT THE COMPANIES
FB Financial Corporation
1221 Broadway, Suite 1300
Nashville, Tennessee 37203
Telephone: (615) 564-1212
FB Financial is a bank holding company designated as a financial holding company. FB Financial is headquartered in Nashville, Tennessee. FB Financial’s wholly owned bank subsidiary is FirstBank that provides a comprehensive suite of commercial and consumer banking services to clients in select markets primarily in Tennessee, Kentucky, Alabama, North Carolina and Georgia. As of March 31, 2025, FB Financial’s footprint included 77 full-service bank branches and several other limited service banking, ATM and mortgage loan production locations serving the Tennessee metropolitan markets of Nashville, Chattanooga (including North Georgia), Knoxville, Memphis, and Jackson in addition to the metropolitan markets of Birmingham, Florence and Huntsville, Alabama, Asheville, North Carolina, and Bowling Green, Kentucky. FirstBank also operates in 17 community markets. Further, FB Financial also provides mortgage banking services utilizing its bank branch network and mortgage banking offices located throughout the southeastern United States.
Throughout FB Financial’s history, it has maintained a community banking approach of personalized relationship-based service, which is delivered locally through experienced bankers in each market. As FB Financial has grown, maintaining this relationship-based approach utilizing local, talented and experienced bankers in each market has been an integral component of FB Financial’s success. FB Financial’s bankers utilize their local knowledge and relationships to deliver timely solutions to its clients. FB Financial empowers these bankers by giving them local decision making authority supplemented by appropriate risk management. In FB Financial’s experience, business owners and operators prefer to deal with decision makers, and its banking model is built to place the decision maker as close to the client as possible. FB Financial has designed its operations, technology, and centralized risk oversight processes to specifically support its operating model. FB Financial deploys this operating model universally in each of its markets, regardless of size. FB Financial believes it has a competitive advantage in its markets versus both smaller community banks and larger regional and national banks. FB Financial’s robust offering of products, services and capabilities differentiate it from community banks, and its significant local market knowledge, client service level and the speed FB Financial is able to make decisions and deliver its services to customers differentiate FB Financial from larger regional and national banks.
FB Financial seeks to leverage its operating model by focusing on profitable growth opportunities across its footprint, both in high-growth metropolitan markets and in stable community markets. As a result, FB Financial is able to strategically deploy its capital across its markets to take advantage of those opportunities that FB Financial believes provides the greatest certainty of profitable growth and highest returns.
As of March 31, 2025, FB Financial had total assets of $13.1 billion, loans held for investment of $9.7 billion, total deposits of $11.2 billion, and total common shareholders’ equity of $1.6 billion.
FB Financial common stock is traded on the NYSE under the symbol “FBK.”
Additional information about FB Financial may be found in the documents incorporated by reference into this joint proxy statement/prospectus. Please see the section entitled “Where You Can Find More Information.”
Southern States Bancshares, Inc.
615 Quintard Avenue
Anniston, Alabama 36201
Telephone: (256) 241-1092
Southern States is a bank holding company headquartered in Anniston, Alabama. Southern States operates primarily through its wholly-owned subsidiary, Southern States Bank, an Alabama banking corporation formed in 2007. Southern States Bank is a full service community banking institution, which offers an array of deposit, loan and other banking-related products and services to businesses and individuals in our communities. Southern States’ franchise is focused on personalized, relationship-driven service combined with local market management and expertise to serve small and medium size businesses and individuals.
In October 2015, Southern States completed its acquisition of Columbus Community Bank in Columbus, Georgia. In September 2019, Southern States completed its acquisition of Wedowee, Alabama based East Alabama Financial Group, Inc. (“East Alabama”) and its subsidiary bank, Small Town Bank (“Small Town Bank”).
On July 31, 2024, Southern States completed its acquisition of Century Bank of Georgia (“Century Bank”). The acquisition expanded Southern States’ presence in the Georgia market, adding two offices in Rockmart and Cartersville, Georgia.
Through Southern States Bank, Southern States engages in the business of banking, which consists primarily of accepting deposits from the public and making loans and other investments. Southern States’ principal sources of funds for loans and investments at Southern States Bank are demand, time, savings, and other deposits and the amortization and prepayments of loans and investments. Southern States’ principal sources of income are interest and fees collected on loans, interest and dividends collected on other investments, fees earned from the origination and sale of residential mortgage loans, SBA/USDA fees, and service charges. Southern States’ principal expenses are interest paid on savings and other deposits, interest paid on other borrowings, employee compensation, office expenses, and other overhead expenses.
At March 31, 2025, Southern States had $2.8 billion of total assets, $2.4 billion of total deposits and stockholders’ equity of $290.2 million.
Southern States common stock is traded on the NASDAQ Stock Market under the symbol “SSBK.”
Additional information about Southern States may be found in the documents incorporated by reference into this joint proxy statement/prospectus. Please see the section entitled “Where You Can Find More Information.”

THE MERGER
The following discussion contains material information regarding the merger. The discussion is subject to, and qualified in its entirety by reference to, the merger agreement, which is attached to this joint proxy statement/prospectus as Annex A and is incorporated by reference herein. The following is not intended to provide factual information about the parties or any of their respective subsidiaries or affiliates. This discussion does not purport to be complete and may not contain all of the information about the merger that is important to you. We urge you to read carefully this entire joint proxy statement/prospectus, including the merger agreement, for a more complete understanding of the merger.
Terms of the Merger
The FB Financial board of directors and the Southern States board of directors each unanimously adopted the merger agreement. The merger agreement provides that, among other things, (1) Southern States will merge with and into FB Financial with FB Financial continuing as the surviving corporation in the merger, and (2) immediately following the merger, Southern States Bank will merge with and into FirstBank with FirstBank continuing as the surviving bank in the bank merger.
At the effective time, each share of Southern States common stock, excluding certain specified shares owned by FB Financial or Southern States, that is issued and outstanding immediately prior to the effective time will be converted into the right to receive 0.80 shares of FB Financial common stock.
FB Financial will not issue any fractional shares of FB Financial common stock in the merger. Instead, a Southern States stockholder who would otherwise be entitled to receive a fraction of a share of FB Financial common stock will receive a cash payment in lieu thereof.
Southern States stockholders and FB Financial shareholders are being asked to approve the merger agreement. Please see the section entitled “The Merger Agreement” for additional and more detailed information regarding the legal documents that govern the merger, including information about the conditions to consummation of the merger and the provisions for terminating or amending the merger agreement.
Background of the Merger
Southern States’ board of directors, executive committee consisting of Mr. Pumroy, Hitson, Hayes, Holmes and Smith (the “Southern States Executive Committee”) and senior management teams regularly review and assess its business prospects, strategies and objectives, all with the goal of enhancing long-term value for its shareholders. This review has included the consideration of various strategic alternatives, such as growth strategies (whether through acquisitions or organic growth), downstream and upstream targets, expansion capital expenditures, capital planning and raising, availability of resources, potential earnings improvement through revenue increases, expense reductions and strategic mergers, and credit quality. Southern States’ board of directors has also regularly reviewed the state of the banking industry generally, including the economic, interest rate and regulatory environment, the competitive landscape for community banks within its geographic footprint, public trading prices of bank stocks, and bank merger and acquisition activity and valuations.
In particular, Southern States’ board of directors and its Executive Committee has periodically held discussions regarding the shareholder value benefits that might be achieved if Southern States were to become a larger institution through acquisitions of smaller banks, merger of equal transactions with financial institutions of similar size, or a merger with or sale to a larger financial institution.
On December 5, 2022, in Performance Trust’s Nashville office, Steve Whatley, Mark Chambers and Lynn Joyce, executive officers of Southern States, met with Chris Holmes and Michael Mettee, executive officers of FB Financial, by way of introduction by Performance Trust.
On August 12, 2024, FB Financial invited Southern States to a meeting at FB Financial’s headquarters. Present from Southern States were Mark Chambers and Lynn Joyce. Present from FB Financial was Chris Holmes and Michael Mettee. During this meeting there was general discussion of each franchise, banking culture, operations and potential opportunity to partner.

On October 18, 2024, FB Financial and Southern States entered into a mutual non-disclosure agreement.
On October 24, 2024, at a meeting of the FB Financial board of directors, Chris Holmes provided the FB Financial board of directors an update on the discussions between FB Financial and Southern States. Mr. Holmes also outlined the potential terms of a transaction. After discussing the risks and benefits of a potential transaction with Southern States, the FB Financial board of directors authorized Mr. Holmes to make an offer to acquire Southern States, including the submission of a non-binding letter of intent.
On October 28, 2024, Hank Smith, Mark Chambers and Lynn Joyce of Southern States met with Chris Holmes and Michael Mettee of FB Financial in Opelika, Alabama, at the request of FB Financial. Representatives of KBW, acting as FB Financial’s financial advisor, and Performance Trust, acting as Southern States’ financial advisor, attended the meeting. At the meeting, the participants discussed, among other things, a potential transaction where FB Financial would acquire Southern States in an all-stock transaction at an exchange ratio of 0.79 shares of FB Financial common stock per share of Southern States common stock. At the conclusion of the meeting, representatives of FB Financial indicated an interest in submitting a non-binding letter of intent outlining a potential partnership.
On October 29, 2024, the Southern States Executive Committee met. In attendance by invitation were also Ms. Joyce of Southern States and representatives of Performance Trust. At the meeting, the Southern States Executive Committee discussed the meeting held with FB Financial on October 28, 2024, as well as other historical meetings with FB Financial and their history as a potential upstream acquisition partner. Further discussion was held on Southern States, including its current challenges related to growth capital, succession planning, loan concentrations and operational infrastructure, as well as FB Financial, including its community bank model, balance sheet, financial and stock performance and capital access. The Southern States Executive Committee also discussed the initial pricing terms from the October 28, 2024 meeting, including the exchange ratio, pro forma capitalization, implied share value, dividend growth, and the alternative to remain independent. The Committee determined to meet again upon receipt of an letter of intent from FB Financial.
On November 7, 2024, the Southern States Executive Committee met. In attendance by invitation were also Ms. Joyce and representatives of Performance Trust. At the meeting, the Southern States Executive Committee continued discussion on a potential transaction with FB Financial, and requested Mr. Chambers to seek additional information and proposals from FB Financial.
On November 8, 2024, Mr. Chambers met with Chris Holmes of FB Financial in Nashville. Among other things, the parties discussed lending approval processes, general bank practices, and bank culture. Later that day, the Southern States Executive Committee telephonically met with Mr. Chambers present by invitation. At the meeting, Mr. Chambers provided a summary and overview of the meeting with Chris Holmes of FB Financial earlier in the day.
On November 18, 2024, FB Financial delivered a proposed letter of intent to Southern States. Among other things, the letter of intent provided for an exchange ratio of 0.79 shares of FB Financial common stock for each share of Southern States common stock. The letter of intent did not provide for a member of the Southern States board of directors to join the FB Financial board of directors.
On November 19, 2024, the Southern States Executive Committee met with Mr. Chambers present by invitation. The Southern States Executive Committee discussed the letter of intent and determined that the letter of intent should be presented and discussed with the full board of directors.
On November 20, 2024, the Southern States board of directors met, with Ms. Joyce, Mr. Smith and representatives of Performance Trust in attendance by invitation. At the meeting, the Executive Committee summarized its prior meetings held to discuss the potential transaction with FB Financial and the board of directors held discussions on, among other things, the background of a potential transaction with FB Financial and its relationship to Southern States’ strategic plan, the status of any combined organization in the regional bank space, the exchange ratio of 0.79, the implied transaction value, the pro forma ownership of Southern States in the combined entity, the historical and expected pro-forma impact on dividends, costs savings of any potential transaction, the proposed pricing compared to recent transactions, the ability of Southern States to stay independent and capital needs for growth, the ability to have a board seat on the combined entity, various potential consideration structures and price protection measures in transactional documents, the possibility of the combined entity to be an acquisition target, the low likelihood of anti-trust issues, and that the increase in liquidity of the FB Financial common stock was beneficial to holders of Southern States common stock. Mr. Chambers, Ms. Joyce and Mr. Smith also presented on various topics related to Southern States, including, but not limited to, Southern States’ liquidity, investments, regulatory compliance, and loan concentrations. At the meeting, the board of directors determined to continue negotiations with FB Financial with respect to an letter of intent, including negotiating a higher exchange ratio and the addition of a member of the Southern States board of directors to the FB Financial board of directors. Performance Trust communicated those changes to FB Financial on Southern States’ behalf.
On November 27, 2024, FB Financial provided a revised letter of intent to Southern States. The revised letter of intent indicated an exchange ratio of 0.80 shares of FB Financial common stock per share of Southern States common stock, and provided that the FB Financial board of directors would be increased by one member and the vacancy filled by a director mutually agreed by FB Financial and Southern States. The letter of intent provided that Southern States would negotiate exclusively with FB Financial for a period ending on the earlier of forty-five days from acceptance of the letter of intent and written notification to Southern States that FB Financial did not intend to consummate a proposed transaction. Southern States and FB Financial executed the letter of intent on the same date. FB Financial and Southern States discussed a proposed timeline to announce a transaction with a target date on or about January 21, 2025, assuming the parties were able to complete due diligence and agree on a definitive merger agreement.
Over the course of the following weeks, the parties engaged in due diligence, including by telephonic meetings and electronic access to certain business, financial, legal and other information of FB Financial and Southern States.
On December 18, 2024, the Southern States board of directors met with Ms. Joyce and Mr. Smith present by invitation, as well as financial advisor Performance Trust and legal advisor Jones Walker. At the meeting, the board of directors reviewed and discussed a memorandum prepared by Southern States’ outside counsel, Jones Walker, and distributed in advance of the meeting that addressed the fiduciary duties of board members in connection with reviewing and approving merger transactions. At the meeting, the board of directors discussed, among other things, the significant ownership position of Mr. Ayers in FB Financial, and various topics related thereto, such as FB Financial’s understanding of Mr. Ayers’ future intent, the expected ownership of Mr. Ayers’ in the combined company following any transaction, and the potential for Mr. Ayers to acquire more stock, dispose of all of his stock or the treatment of Mr. Ayers’ shares if he were to pass away. The Southern States board of directors also discussed, among other things, status of due diligence, staffing matters, the engagement letter of Performance Trust, Southern States board representation at the combined company, timing considerations for any proposed transaction, as well as various financial, operational, liquidity, loan status and budget reports related to Southern States.
On December 20, 2024, Alston & Bird sent a draft merger agreement to representatives of Jones Walker, and the parties commenced negotiating the merger agreement. On January 3, 2025, representatives of Alston & Bird delivered a draft seller voting agreement and draft bank merger agreement to representatives of Jones Walker.
On January 3, 2025, representatives of Southern States, Jones Walker and Performance Trust had a call to discuss the terms and provisions of the merger agreement, the seller voting agreement and the bank merger agreement. Prior to the call, representatives of Jones Walker sent proposed revisions to Southern States and Performance Trust for discussion. Following the call, representatives of Jones Walker made additional changes to the merger agreement and delivered a revised draft to Alston & Bird, which draft remained subject to further review and comment by Southern States. On January 9, 2025, representatives of Jones Walker returned drafts of the seller voting agreement and bank merger agreement to representatives of Alston & Bird, which drafts remained subject to further review and comment by Southern States.
On January 10, 2025, Mr. Holmes of FB Financial made a request to Mr. Chambers of Southern States that the proposed target date to announce a transaction be extended to February 3, 2025, assuming the parties were able to complete diligence and agree on a definitive merger agreement.
On January 15, 2025, the Southern States board of directors met, with Ms. Joyce, Mr. Smith, and representatives of Jones Walker and Performance Trust present by invitation, to discuss the terms and provisions of the merger agreement, the seller voting agreement and the bank merger agreement. Representatives of Jones Walker reminded the Southern States board of directors of their fiduciary duties. Representatives of Jones Walker further presented an overview and summary of certain terms of the merger agreement and related transaction documents, including, but not limited to, the exchange ratio and treatment of fractional shares; the treatment of outstanding seller equity awards, including restricted stock, options and restricted stock units; the requirement of Southern States to obtain approval of its stockholders; the non-solicitation covenants and exceptions to the non-solicitation covenants; insurance and indemnification provisions; conditions to closing; termination provision and termination fees; and certain representation, warranties, covenants and defined terms. Representatives of Jones Walker further presented an overview and summary of the voting agreement and bank merger agreement, including the restrictive provisions and covenants of the voting agreement and exceptions thereto. Following the presentation by Jones Walker, representatives of Performance Trust led a strategic discussion that summarized, among other things, the process and negotiations between FB Financial and Southern States to date; reverse due diligence findings; remaining due diligence topics; an overview of FB Financial’s strategic plan, including estimated financial results, achievement of forecasts, stock performance of FB Financial and Southern States; an overview of the exchange ratio analysis; pricing versus recent transactions; Southern States peer group performance and valuation; certain background and factual information on FB Financial; pro forma metrics of the surviving entity, including loan geographic footprint and composition, an overview of the FB Financial management team; overlapping institutional ownership and the terms and provisions of the letter of intent.
On January 30, 2025, Mr. Holmes of FB Financial communicated to Southern States that it was temporarily pausing the negotiations, and would endeavor to communicate to Southern States in the future.
On February 19, 2025, the Southern States board of directors met, with Ms. Joyce and Mr. Smith, and representatives of Performance Trust present by invitation. At the meeting, Performance Trust presented to the board of directors regarding the pause in the process requested by FB Financial and the potential to re-engage in the near future. Representatives of Performance Trust also discussed the due diligence process to date with FB Financial; the market for bank acquisitions including other potential acquirers; the option of Southern States remaining an independent company and related challenges such as need for capital and succession planning.
On March 12, 2025, Mr. Holmes communicated to Mr. Chambers that FB Financial wished to resume negotiations regarding a proposed transaction. The next day, on March 13, 2025, the Southern States Executive Committee met with Mr. Chambers and representatives of Performance Trust present by invitation. The Southern States Executive Committee discussed, among other things, the resumption of negotiations with FB Financial, the changes in both FB Financial and Southern States’ stock prices since the pause in negotiations, and the conditions of the overall banking industry.
On March 17, 2025, FB Financial delivered a revised letter of intent to Southern States with substantially the same terms as the letter of intent executed on November 27, 2024. The letter of intent provided that Southern States would negotiate exclusively with FB Financial for a period ending on the earlier of forty-five days from acceptance of the letter of intent and written notification to Southern States that FB Financial did not intend to consummate a proposed transaction, and a proposed target announcement date of March 31, 2025, assuming the parties were able to complete diligence and agree on a definitive merger agreement.
Over the course of the next two weeks, the parties finalized aspects of due diligence, including telephonic meetings and electronic access to certain business, financial, legal and other information of FB Financial and Southern States. The parties also continued to work towards finalizing the definitive merger agreement and ancillary documents. FB Financial also engaged in negotiations with certain senior executive officers of Southern States with respect to the terms of proposed employment agreements and arrangements that would become effective at the effective time of the merger.
On March 17, 2025, representatives of Alston & Bird provided representatives of Jones Walker with an updated draft of the merger agreement.
On March 18, 2025, the Southern States Executive Committee met with Mr. Chambers and representatives of Performance Trust present by invitation. The Southern States Executive Committee discussed, among other things, the resumption of negotiations with FB Financial and the terms of the revised letter of intent. Following the meeting, the letter of intent was executed by FB Financial and Southern States.
On March 19, 2025, the Southern States board of directors met with members of management and representatives of Performance Trust present. At the meeting, Performance Trust discussed the terms and provisions of the revised letter of intent, including, but not limited to, the exchange ratio and the changes to the proposed transaction.
On March 24, 2025, Southern States senior management and Performance Trust completed a reverse due diligence conference call with FB Financial senior management, including key heads of departments and business lines at FB Financial.
On March 30, 2025, the FB Financial board of directors held a special meeting, which was attended by members of FB Financial management and representatives of KBW and Alston & Bird. At the meeting, FB Financial’s management updated the board regarding the status of the discussions and negotiations that had transpired since the board’s last transaction update. FB Financial’s management then discussed the results of FB Financial’s due diligence investigation of Southern States, and reviewed and discussed the anticipated benefits of the transaction to FB Financial and its shareholders. KBW reviewed the financial aspects of the proposed merger and rendered an opinion to the FB Financial board of directors to the effect that, as of such date and subject to the procedures followed, assumptions made, matters considered, and qualifications and limitations on the review undertaken by KBW as set forth in such opinion, the exchange ratio in the proposed merger was fair, from a financial point of view, to FB Financial. Representatives of Alston & Bird then reviewed the current terms of the draft merger agreement and voting agreements, employee retention matters, and the board of directors’ fiduciary duties in connection with the proposed transaction. After discussion, the FB Financial board unanimously (i) determined that the merger agreement and the related agreements and transactions contemplated thereby, including the mergers, were in the best interests of FB Financial and its shareholders, and declared that the same were advisable, (ii) approved the execution, delivery and performance by FB Financial of the merger agreement and the related agreements, and the consummation of the transactions contemplated hereby, including the mergers, (iii) directed that the issuance of shares to Southern States shareholders under the terms of the merger agreement be submitted to the Southern States shareholders for approval and (iv) recommended that the FB Financial shareholders vote in favor of the approval of the share issuance.
On March 30, 2025, the board of directors, members of management, Jones Walker and Performance Trust had a call to discuss the terms and provisions of the merger agreement, the seller voting agreement and the bank merger agreement. At this meeting, representatives of Performance Trust reviewed with the Southern States board of directors the steps in the process to date, the diligence conducted on FB Financial, the key elements of the transaction. Representatives of Performance Trust highlighted the financial analyses Performance Trust conducted and discussed certain key items included in Performance Trust’s presentation, including, but not limited to, the merger consideration each Southern States stockholder would receive, the agreed-upon termination fee and the expected closing date and various financial analysis performed including, but not limited to, comparative valuations in peer merger transactions, dividend discount analyses for both the Southern States and FB Financial, and a review of the relative trading profile of FB Financial. Representatives of Performance Trust rendered its oral opinion to the Southern States board of directors to the effect that, as of that date and based on and subject to various assumptions made, procedures followed, matters considered and limitations and qualifications and conditions described in its opinion, the merger consideration of 0.80 shares of FB Financial common stock to be received by the holders of shares of Southern States common stock in the merger was fair, from a financial point of view, to such holders. Following Performance Trust’s presentation, representatives of Jones Walker provided an overview of the merger agreement, including the changes to the merger agreement that had occurred since the meeting on January 15, 2025, which included, but was not limited to, the additional representations and warranties being provided by FB Financial, that FB Financial would also be required to obtain shareholder approval for the transaction, the circumstances in which FB Financial could change its vote recommendation to its shareholders, and the revisions to the termination provisions and the termination fee (including the amount and the circumstances in which FB Financial would be required to pay Southern States a termination fee). Representatives of Jones Walker further reviewed resolutions approving the merger, the merger agreement and certain related matters with the Southern States board of directors. At the meeting, after discussion, the Southern States board of directors of directors unanimously determined that the merger agreement and the transactions contemplated thereby, including the merger, was in the best interests of Southern States, its shareholders and Southern States Bank, and declared that the merger agreement was advisable and approved the execution, delivery and performance by Southern States of the merger agreement and the consummation of the transactions contemplated thereby, including the merger.
Subsequent to the meeting, Southern States and FB Financial finalized the merger agreement and ancillary documents, and entered into the definitive merger agreement and announced the transaction in a joint press release on the morning of March 31, 2025.
Southern States Bancshares, Inc.’s Reasons for the Merger and Recommendations of Southern States Bancshares, Inc. Board of Directors
In reaching its decision to adopt the merger agreement and recommend that Southern States’ shareholders approve the merger agreement, in addition to relying on personal knowledge of Southern States, FB Financial and the banking industry, the Southern States board of directors evaluated the merger and merger agreement in consultation with Southern States’ senior management and outside financial and legal advisors. After such consultation and review, and after carefully considering Southern States’ future prospects as an independent company and its strategic alternatives, the Southern States board of directors concluded that the merger agreement and the transactions contemplated thereby, including the merger, were fair to and in the best interests of Southern States and its shareholders.
In evaluating the merger agreement and reaching its decision to adopt the merger agreement and recommend that Southern States’ shareholders approve the merger agreement, the Southern States board of directors considered a number of factors, including the following, which are not intended to be exhaustive and are not presented in any relative order of importance:
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the extensive review undertaken by Southern States’ board and management, with the assistance of financial and legal advisors, with respect to the strategies available to Southern States for enhancing value over the long term and the potential risks, rewards and uncertainties associated with such strategies, and Southern States board of directors’ firm belief that the merger with FB Financial was the best option available to Southern States and its shareholders;

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the belief that the merger will create, and enable Southern States stockholders to become shareholders of, a leading banking franchise in Tennessee and the Southeastern United States with enhanced scale and density in attractive markets with a meaningful platform for future growth;

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the role that the merger will play in addressing many of the key challenges currently facing Southern States, including the time and expense required to drive organic growth and improve operating efficiencies;

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the anticipated funding and personnel resource pressures facing Southern States;

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the current and prospective business and economic environment of the markets in which Southern States operates;

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the business, earnings, operations, financial condition, stock price performance, management, prospects, capital levels and credit quality of both Southern States and FB Financial, taking into account the results of Southern States’ due diligence of FB Financial;

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the enhanced scale that would be achieved by the combined company, thereby facilitating continued growth and profitability;

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the Southern States board of directors’ views with respect to the value of the merger consideration to Southern States’ shareholders, and the value of the merger consideration compared to the implied value of Southern States’ common stock if Southern States were to remain an independent company;

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the fact that Southern States stockholders would own approximately 15% of the combined company;

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the fact that one director of the combined company would be a current Southern States director and that certain key executives of Southern States are expected to retain roles at the combined entity, which may enhance the likelihood that the expected strategic benefits of the merger will be realized;

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Southern States’ prior exploration of possible merger partners other than FB Financial, including Southern States as both an acquiror and acquiree;

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the increased geographical, demographic, and product and service diversity of the combined company;

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the views of the Southern States board of directors with respect to the complementary aspects of the businesses of Southern States and FB Financial, business lines and compatibility of management philosophies with respect to credit quality, and operating performance and expenses, which the Southern States board of directors believes should facilitate integration and enhance the likelihood of successful post-merger operations;

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the views of the Southern States board of directors that both parties have comparable reputations in their respective markets for strong corporate and customer service cultures which should enable FB Financial’s and Southern States’ management teams to successfully integrate and operate the business of the combined company after the merger;

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the potential cost-saving opportunities resulting from the merger;

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the potential revenue synergy opportunities resulting from the merger, including opportunities to cross-sell expanded products and services to a larger combined customer base and to larger customers;

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the Southern States board of directors’ understanding of FB Financial’s commitment to expand into the geographic area occupied by Southern States, and the Southern States board of directors’ views as to the potential of the combined company to be the leading community bank in Southern States’ current geographic operating area;

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FB Financial’s historical performance and asset quality, and the views of the Southern States board of directors as to the stability of the combined company’s business and earnings in varying economic and market climates;

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the views of the Southern States board of directors as to the likelihood that the regulatory approvals necessary to complete the merger would be obtained;

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the views of the Southern States board of directors as to the potential pro forma financial impact of the merger on the future profitability and earnings per share of FB Financial common stock and the potential impact of such factors on FB Financial’s stock price;

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the increased liquidity for Southern States’ shareholders and the potential for increased demand among institutional investors, index funds and other large investors for the stock of the combined company;

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the opinion of Performance Trust, dated March 30, 2025, to the Southern States board of directors to the effect that, as of that date and based upon and subject to the assumptions, limitations, qualifications and conditions described in Performance Trust’s opinion, the merger consideration to be received by the holders of shares of Southern States common stock in the merger was fair, from a financial point of view, to such holders, as more fully described below under the section entitled “Opinion of Southern States Bancshares, Inc.’s Financial Advisor”;

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FB Financial’s obligation to pay Southern States a termination fee in certain circumstances;

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the terms of the merger agreement, including the fixed exchange ratio and the expected tax treatment of the Merger and the Bank Merger, taken together, as a “reorganization” within the meaning of Section 368(a) of the Code for United States federal income tax purposes.

The Southern States board of directors also considered a variety of risks and other potentially negative factors concerning the merger, including the following, which are not intended to be exhaustive and are not presented in any relative order of importance:
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that the exchange ratio for the stock portion of the merger consideration is fixed, so that if the market price of FB Financial common stock is lower at the time of the closing of the merger, the economic value of the per share merger consideration to be received by Southern States’ shareholders in exchange for their shares of Southern States common stock will also be lower;

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the possibility that the merger and the related integration process could result in the loss of key employees, disruption of Southern States’ ongoing business and the loss of customers for the combined company;

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there can be no assurance that all conditions to the parties’ obligations to complete the merger will be satisfied, including the risk that certain regulatory approvals, the receipt of which is a condition to the consummation of the merger, might not be obtained, and, as a result, that the merger might not be consummated;

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the fact that Southern States’ officers and employees would have to focus on actions required to complete the merger, which would divert their attention from Southern States’ day-to-day business, and that Southern States will incur transaction costs even if the merger is not consummated;

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the risk that potential benefits and synergies sought in the merger might not be realized or might not be realized within the expected time period, and the risks associated with the integration of the two companies;

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the restrictions on the conduct of Southern States’ business prior to the completion of the merger, which are customary for public company merger agreements involving financial institutions, but which, subject to specific exceptions, could delay or prevent Southern States from undertaking business opportunities that might arise or any other action it would otherwise take with respect to the operations of Southern States absent the pending completion of the merger;

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the significant risks and costs involved in connection with entering into the merger agreement and completing the merger, or failing to complete the merger in a timely manner, or at all, including as a result of any failure to obtain required regulatory approvals;

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the fact that shareholder litigation is common in connection with public company mergers;

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risks associated with Mr. Ayers significant ownership of the combined company and level of control over the combined company;

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the fact that the merger agreement includes certain provisions that prohibit Southern States from soliciting alternative transactions and from taking certain actions in response to unsolicited proposals for alternative transactions;

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Southern States’ obligation to pay FB Financial a termination fee in certain circumstances; and

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the fact that Southern States stockholders would not be entitled to appraisal or dissenters’ rights in connection with the Merger.

In addition, the Southern States board of directors was aware of and considered the fact that some of Southern States’ directors and executive officers may have other interests in the merger that may be different from, or in addition to, their interests as Southern States stockholders, as more fully described under “— Interests of Southern States’ Directors and Executive Officers in the Merger” (to the extent such interests existed at that time). The Southern States board of directors also realized that there can be no assurance about future results, including results expected or considered in the factors listed above. However, the Southern States board of directors concluded that the potential positive factors outweighed the risks and other potentially negative factors associated with the merger.
In reaching its conclusion, the Southern States board of directors did not find it practical to assign, and did not assign, any relative or specific weight to the different factors that were considered, and individual members of the Southern States board of directors may have given different weight to different factors. It should be noted that the explanation of the reasoning of the Southern States board of directors and certain information presented in this section are forward-looking in nature and should be read in light of the factors set forth in the section entitled “Cautionary Statement Regarding Forward-Looking Statements.”
Opinion of Southern States Bancshares, Inc.’s Financial Advisor
Southern States retained Performance Trust to act as financial advisor to the Southern States board in connection with Southern States’ consideration of a possible business combination. Southern States selected Performance Trust to act as its financial advisor based on, among other things, its view that Performance

Trust is a leading investment banking firm in the community banking industry. In the ordinary course of its investment banking business, Performance Trust is regularly engaged in the valuation of financial institutions and their securities in connection with mergers and acquisitions and other corporate transactions.
Performance Trust acted as financial advisor to the Southern States board in connection with the merger and participated in the negotiations leading to the execution of the merger agreement. At the March 30, 2025 meeting where the Southern States board considered the merger and the merger agreement, Performance Trust delivered to the board its oral opinion, which was subsequently confirmed in writing on March 30, 2025, to the effect that, as of such date, the merger consideration was fair to the holders of Southern States common stock from a financial point of view. The full text of Performance Trust’s opinion is attached as Annex B to this proxy statement / prospectus. The opinion outlines the procedures followed, assumptions made, matters considered and qualifications and limitations on the review undertaken by Performance Trust in rendering its opinion. The description of the opinion set forth below is qualified in its entirety by reference to the full text of the opinion. Holders of Southern States common stock are urged to read the entire opinion carefully in connection with their consideration of the proposed merger.
Performance Trust’s opinion was directed to the Southern States board in connection with its consideration of the merger and the merger agreement and does not constitute a recommendation to any shareholder of Southern States as to how any such shareholder should vote at any meeting of shareholders called to consider and vote upon the approval of the merger agreement. Performance Trust’s opinion was directed only to the fairness, from a financial point of view, of the merger consideration to the holders of Southern States common stock and did not address the underlying business decision of Southern States to engage in the merger, the form or structure of the merger or any other transactions contemplated in the merger agreement, the relative merits of the merger as compared to any other alternative transactions or business strategies that might exist for Southern States or the effect of any other transaction in which Southern States might engage. Performance Trust also did not express any opinion as to the fairness of the amount or nature of the compensation to be received in the merger by any officer, director or employee of Southern States, or any class of such persons, if any, relative to the compensation to be received in the merger by any other shareholder. Performance Trust’s opinion was approved by Performance Trust’s fairness opinion committee.
In connection with its opinion, Performance Trust reviewed and considered, among other things:
•
a draft of the merger agreement and certain related documents;

•
reviewed certain publicly available business and financial information relating to Southern States and FB Financial, including reports filed with the Securities and Exchange Commission, the Federal Deposit Insurance Corporation, and the Board of Governors of the Federal Reserve;

•
reviewed certain other business, financial and operating information relating to Southern States and FB Financial provided by the respective management teams, including financial forecasts for Southern States prepared by the management of Southern States (which were reviewed solely for informational purposes) and publicly available consensus “street estimates” of Southern States and financial forecasts for FB Financial prepared by the management of FB Financial (which were reviewed solely for informational purposes) and publicly available consensus “street estimates” of FB Financial;

•
reviewed certain estimates of cost savings and other synergies anticipated by the management of FB Financial to result from the transaction;

•
discussed the past and current operations, financial condition, and the prospects of Southern States and FB Financial with senior executives of Southern States, including discussions regarding the proposed transaction;

•
reviewed certain financial terms of the proposed transaction and compared certain of those terms with the publicly available financial terms of certain similar transactions that have been effected or announced;

•
reviewed certain financial data of Southern States and compared that data with similar data for companies with publicly traded equity securities that Performance Trust deemed relevant; and

•
considered such other documents, information, financial studies, analyses, investigations, economic data, and market criteria that Performance Trust deemed relevant.

In rendering its opinion, Performance Trust assumed and relied upon, without independent verification, the accuracy and completeness of the information that was publicly available or supplied or otherwise made available to Performance Trust by Southern States and FB Financial and formed a substantial basis for its opinion. Performance Trust further relied upon the assurances of the management of Southern States that it was not aware of any facts or circumstances that would make such information inaccurate or misleading. Performance Trust relied upon the management of Southern States as to the reasonableness and achievability of the publicly available consensus “street estimates” of Southern States and the projections prepared by Southern States (and the assumptions and bases therefor), and Performance Trust assumed that such information had been reasonably prepared on bases reflecting and represented, or in the case of Southern State “street estimates” referred to above that such estimates were consistent with, the best currently available estimates and judgments of the management of Southern States as to the future financial performance of Southern States and that the forecasts, projections, and estimates reflected in such information would be realized in the amounts and in the time periods estimated. Performance Trust relied upon the management of FB Financial as to the reasonableness and achievability of the publicly available consensus “street estimates of FB Financial and the projections prepared by FB Financial (and the assumptions and bases therefor), and Performance Trust assumed that such information had been reasonably prepared on bases reflecting and represented, or in the case of the FB Financial “street estimates” referred to above that such estimates were consistent with, the best available estimates and judgments of the management of FB Financial as to the future financial performance of FB Financial and that the forecasts, projections, and estimates reflected in such information would be realized in the amounts and in the time periods estimated. With respect to the estimate of synergies, Performance Trust assumed that they had been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of FB Financial as to the cost savings and synergies anticipated to result from the transaction (including the amount and timing thereof).
In addition, Performance Trust assumed that the transaction would be consummated in accordance with the terms set forth in the merger agreement without any waiver, amendment or delay of any terms or conditions and that the merger agreement would not differ in any respect material to its analyses or opinion from the draft thereof furnished to it. Performance Trust assumed that, in connection with the receipt of all the necessary governmental, regulatory or other approvals and consents required for the proposed transaction, no delays, limitations, conditions or restrictions would be imposed that would have an adverse effect on the contemplated benefits expected to be derived in the proposed transaction. Performance Trust was not acting as legal, tax, or regulatory advisors. Performance Trust served as financial advisors only and relied upon, without independent verification, the assessment of Southern States and its legal, tax, or regulatory advisors with respect to legal, tax, or regulatory matters.
Performance Trust did not express an opinion with respect to the fairness of the amount or nature of the compensation to be paid to any of the Southern States’ officers, directors or employees, or any class of such persons, relative to the merger consideration to be received by the holders of shares of the Southern States common stock in the transaction. Performance Trust’s opinion did not address how the shares of FB Financial common stock to be issued in the transaction will trade following the closing of the transaction or at any time. Performance Trust did not make any independent valuation or appraisal of the assets or liabilities of Southern States or FB Financial, nor was it furnished with any such valuations or appraisals, with the exception of a third-party loan review of Southern States prepared by consultants retained by FB Financial. In addition, Performance Trust is not an expert in evaluating loan, lease, investment, or trading portfolios for purposes of assessing the adequacy of the allowances for losses or evaluating loan servicing rights or goodwill for purposes of assessing any impairment thereto. Performance Trust did not make an independent evaluation of the adequacy of Southern States’ or FB Financial’s allowances for such losses, nor did Performance Trust review any individual loan or credit files or investment or trading portfolios. In all cases, Performance Trust assumed that Southern States’ and FB Financial’ s allowances for such losses were adequate to cover such losses. Performance Trust did not evaluate the solvency of Southern States or FB Financial or the solvency or fair value of Southern States, FB Financial, or any other entity or person or their respective assets or liabilities under any state or federal laws relating to bankruptcy, insolvency, fraudulent conveyance, or similar matters.

Performance Trust’s opinion was necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to it as of, the date of its opinion. Events occurring or coming to its attention after the date of the opinion may affect the opinion and the assumptions used in preparing it, and Performance Trust does not assume any obligation to update, revise or reaffirm its opinion. Performance Trust expressed no view as to, and its opinion does not address, the underlying business decision of Southern States to proceed with the transaction or the relative merits of the transaction as compared to any alternative business strategies that might be available for Southern States.
In preparing its analyses, Performance Trust used balance sheet and earnings per share estimates for Southern States and FB Financial for the years ending December 31, 2025 and December 31, 2026 based on publicly available consensus estimates, as well as an estimated long-term annual earnings per share growth rate for the years ending December 31, 2027 through December 31, 2029, as provided to Performance Trust by FB Financial. Performance Trust also received and used in its pro forma analyses certain assumptions relating to transaction expenses, cost savings and purchase accounting adjustments, as provided by FB Financial.
In rendering its opinion, Performance Trust performed a variety of financial analyses. The summary below is not a complete description of all the analyses underlying Performance Trust’s opinion or the presentation made by Performance Trust to the Southern States board, but is a summary of the material analyses performed and presented by Performance Trust. The summary includes information presented in tabular format. In order to fully understand the financial analyses, these tables must be read together with the accompanying text. The tables alone do not constitute a complete description of the financial analyses. The preparation of a fairness opinion is a complex process involving subjective judgments as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances. The process, therefore, is not necessarily susceptible to a partial analysis or summary description. Performance Trust believes that its analyses must be considered as a whole and that selecting portions of the factors and analyses to be considered without considering all factors and analyses, or attempting to ascribe relative weights to some or all such factors and analyses, could create an incomplete view of the evaluation process underlying its opinion. Also, no company included in Performance Trust’s comparative analyses described below is identical to Southern States or FB Financial and no transaction is identical to the merger. Accordingly, an analysis of comparable companies or transactions involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies and other factors that could affect the public trading values or transaction values, as the case may be, of Southern States and FB Financial and the companies to which they were compared. In arriving at its opinion, Performance Trust did not attribute any particular weight to any analysis or factor that it considered. Rather, Performance Trust made qualitative judgments as to the significance and relevance of each analysis and factor. Performance Trust did not form an opinion as to whether any individual analysis or factor (positive or negative) considered in isolation supported or failed to support its opinion, rather, Performance Trust made its determination as to the fairness of the merger consideration to the holders of Southern States common stock on the basis of its experience and professional judgment after considering the results of all its analyses taken as a whole.
In performing its analyses, Performance Trust also made numerous assumptions with respect to industry performance, business and economic conditions and various other matters, many of which cannot be predicted and are beyond the control of Southern States, FB Financial and Performance Trust. The analyses performed by Performance Trust are not necessarily indicative of actual values or future results, both of which may be significantly more or less favorable than suggested by such analyses. Performance Trust prepared its analyses solely for purposes of rendering its opinion and provided such analyses to Southern States’ board at its March 30, 2025 meeting. Estimates on the values of companies do not purport to be appraisals or necessarily reflect the prices at which companies or their securities may actually be sold. Such estimates are inherently subject to uncertainty and actual values may be materially different. Accordingly, Performance Trust’s analyses do not necessarily reflect the value of Southern States common stock or FB Financial common stock or the prices at which Southern States or FB Financial common stock may be sold at any time. The analyses of Performance Trust and its opinion were among a number of factors taken into consideration by the Southern States board in making its determination to approve the merger agreement and the analyses described below should not be viewed as determinative of the decision of the Southern States board with respect to the fairness of the merger consideration.

Summary of Proposed Merger Consideration and Implied Transaction Metrics
Performance Trust reviewed the financial terms of the proposed merger. Pursuant to the terms of the merger agreement, at the effective time of the merger each share of Southern States common stock issued and outstanding immediately prior to the effective time of the transaction, except for certain shares as set forth in the merger agreement, shall be converted into, as provided in and subject to the limitations set forth in the merger agreement, the right to receive 0.800 shares of FB Financial common stock. In addition, (i) each option granted by Southern States to purchase common stock will be converted into the right to receive a cash payment equal to the product of (A) the difference, if positive, between (I) the product of (x) the average closing price of FB Financial common stock as reported on the NYSE for the 10 consecutive trading days ending on the trading day immediately prior to the date that is five days prior to the closing date of the transaction multiplied by (y) the exchange ratio and (II) the exercise price of the Southern States stock option, multiplied by (B) the number of shares of FB Financial common stock underlying such Southern States stock option, rounded up to the nearest cent, (ii) each share of Southern States common stock subject to vesting, repurchase or other lapse restrictions will become fully vested and be treated as a share of Southern States common stock, and (iii) each restricted stock unit granted by Southern States will be converted into the right to receive the merger consideration.
Performance Trust calculated an aggregate implied transaction value of approximately $380.7 million and an implied purchase price per share of $37.64 based on the closing price of FB Financial common stock on March 28, 2025 and Southern States shares outstanding of 9,922,180 as of March 14, 2025 with an additional 75,062 restricted stock units and the cash out of 255,059 of options with a weighted average strike price of $20.49.
FB Financial Share Price ($)(1)	47.05
Exchange Ratio	0.800
Deal Value Per Share ($)	37.64
Consideration To Common Shareholders ($mm)(2)	376.3
Consideration To Option Holders ($mm)(3)	4.4
Aggregate Merger Consideration ($mm)	380.7

(1)
FB Financial closing price on 03/28/25

(2)
Based on Southern States shares outstanding of 9,922,180 with an additional 75,062 of RSUs

(3)
Based on Southern States current outstanding options of 255,059

Based upon financial information for Southern States as of or for the last twelve months (“LTM”) ended December 31, 2024 and the closing price of Southern States common stock and FB Financial common stock on March 28, 2025, Performance Trust calculated the following implied transaction metrics:
Transaction Metrics Based on Consideration To Common Shareholders:
One-day Market Premium (%)(1)	15.9
Deal Value / Tangible Common Equity (12/31/24) (%)	158.3
Pay-to-Trade Ratio (x)(2)	0.95
Deal Value / 2024 Actual Earnings (x)	10.8
Deal Value / 2025 Expected Earnings (x)(3)	9.4
Premium to Core Deposits (12/31/24) (%)(4)	6.8
Transaction Metrics Based on Aggregate Consideration With Options:
Deal Value / Tangible Common Equity (12/31/24) (%)	160.1
Pay-to-Trade Ratio (x)(2)	0.96
Deal Value / 2024 Actual Earnings (x)	10.9
Deal Value / 2025 Expected Earnings (x)(3)	9.5
Premium to Core Deposits (12/31/24) (%)(4)	7.0

(1)
Based on Southern States closing price on 03/28/25

(2)
P/TBV multiple paid in the transaction divided by FB Financials P/TBV multiple as of 03/28/25

(3)
Based on publicly available consensus estimates as of 03/28/25

(4)
Calculated as total deposits less time deposit accounts with balances over $100,000

Comparable Company Analyses
Performance Trust used publicly available information to compare selected financial information for Southern States with a group of financial institutions selected by Performance Trust. The Southern States Peer Group included major exchange traded banks (NASDAQCM, NASDAQGM, NASDAQGS, and NYSE) headquartered in the Southeast (as defined by S&P Capital IQ Pro as AL, AR, FL, GA, MS, NC, SC, TN, VA, and WV) with assets between $2.0 billion and $5.0 billion and an LTM Return on Average Assets (“ROAA”) greater than 0.50%; targets of pending announced mergers and mutuals were excluded (the “Southern States Peer Group”). The Southern States Peer Group consisted of the following companies:
Southern States Peer Group:
1 Carter Bankshares, Inc. // CARE	7 USCB Financial Holdings, Inc. // USCB
2 HomeTrust Bancshares, Inc. // HTB	8 C&F Financial Corporation // CFFI
3 Capital City Bank Group, Inc. // CCBG	9 John Marshall Bancorp, Inc. // JMSB
4 MetroCity Bankshares, Inc. // MCBS	10 FVCBankcorp, Inc. // FVCB
5 First Community Bankshares, Inc. // FCBC	11 NewtekOne, Inc. // NEWT
6 Colony Bankcorp, Inc. // CBAN
The analysis compared financial information for Southern States with corresponding data for the Southern States Peer Group as of or for the quarter ended December 31, 2024 with pricing data as of March 28, 2025. The table below sets forth the data for Southern States and the median, 75th percentile, and 25th percentile data for the Southern States Peer Group.
Southern States Comparable Company Analysis:
	Southern States	Southern States Peer Group Median	Southern States Peer Group 75th Percentile	Southern States Peer Group 25th Percentile
Balance Sheet (MRQ):
Total Assets ($mm)	2,848	3,110	4,325	2,235
TCE / TA (%)	8.47	10.40	11.54	8.25
NPAs / Assets (%)	0.23	0.51	0.12	0.63
Income Statement (LTM):
Core Return on Average Assets (%)(1)	1.35	0.99	1.67	0.75
Core Return on Average Equity (%)(1)	14.8	10.5	12.1	7.1
Net Interest Margin (%)	3.63	2.94	4.08	2.62
Efficiency Ratio (%)	46.6	61.4	56.9	70.4
Market Valuation:
Market Capitalization ($mm)	322.4	374.2	611.4	243.4
90-day Average Daily Trading Volume (shares)	17,670	35,268	62,371	18,179
Price / MRQ Tangible Book Value per Share (%)	135.1	119.1	168.1	99.1
Price / LTM Core Earnings per Share (x)(1)	8.6	12.0	14.3	10.7
Price / NTM Earnings per Share (x)(2)	8.2	10.7	11.7	9.0

(1)
Core net income after taxes and before extraordinary items, excluding gain on the sale of HTM and AFS securities, amortization of intangibles, net income attributable to noncontrolling interest, goodwill and nonrecurring items as defined by S&P Capital IQ Pro

(2)
CFFI and JMSB do not have analyst research coverage and were excluded

Performance Trust used publicly available information to perform a similar analysis for FB Financial by comparing selected financial information for FB Financial with a group of financial institutions selected by Performance Trust. The FB Financial Peer Group included major exchange traded banks (NASDAQCM, NASDAQGM, NASDAQGS, and NYSE) headquartered in the Southeast (as defined by S&P Capital IQ Pro as AL, AR, FL, GA, MS, NC, SC, TN, VA, and WV) with assets between $10.0 billion and $25.0 billion; targets of pending announced mergers and mutuals were excluded (the “FB Financial Peer Group”). The FB Financial Peer Group consisted of the following companies:
FB Financial Peer Group:
1 Atlantic Union Bankshares Corporation // AUB	7 ServisFirst Bancshares, Inc. // SFBS
2 Home Bancshares, Inc. // HOMB	8 TowneBank // TOWN
3 WesBanco, Inc. // WSBC	9 Seacoast Banking Corporation of Florida // SBCF
4 Trustmark Corporation // TRMK	10 Live Oak Bancshares, Inc. // LOB
5 Renasant Corporation // RNST	11 First Bancorp // FBNC
The analysis compared financial information for FB Financial with corresponding data for the FB Financial Peer Group as of or for the quarter ended December 31, 2024 with pricing data as of March 28, 2025. The table below sets forth the data for FB Financial and the median, 75th percentile, and 25th percentile data for the FB Financial Peer Group.
FB Financial Comparable Company Analysis:
	FB Financial	FB Financial Peer Group Median	FB Financial Peer Group 75th Percentile	FB Financial Peer Group 25th Percentile
Balance Sheet (MRQ):
Total Assets ($mm)	13,157	17,693	19,636	14,618
TCE / TA (%)	10.22	9.19	9.73	7.95
NPAs / Assets (%)	0.50	0.39	0.23	0.64
Income Statement (LTM):
Core Return on Average Assets (%)(1)	1.27	1.01	1.17	0.91
Core Return on Average Equity (%)(1)	10.7	8.5	10.3	7.2
Net Interest Margin (%)	3.51	3.26	3.39	2.91
Efficiency Ratio (%)	57.3	60.2	50.6	64.5
Market Valuation:
Market Capitalization ($mm)	2,196.2	2,154.7	3,185.0	1,966.4
90-day Average Daily Trading Volume (shares)	148,350	358,516	724,509	223,793
Price / MRQ Tangible Book Value per Share (%)	166.4	158.9	188.0	128.4
Price / LTM Core Earnings per Share (x)(1)	13.6	13.7	14.7	11.6
Price / NTM Earnings per Share (x)	13.0	11.7	13.4	10.0

(1)
Core net income after taxes and before extraordinary items, excluding gain on the sale of HTM and AFS securities, amortization of intangibles, net income attributable to noncontrolling interest, goodwill and nonrecurring items as defined by S&P Capital IQ Pro

No company used as a comparison in the above comparable company analysis is identical to Southern States or FB Financial. Accordingly, an analysis of these results is not mathematical. Rather, it involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies involved.
Analysis of Precedent Transactions
Performance Trust reviewed two groups of merger and acquisition transactions which included a regional and a national group. The regional group consisted of Southeast (as defined by S&P Capital IQ Pro as AL, AR, FL, GA, MS, NC, SC, TN, VA, and WV) bank M&A transactions since January 1, 2020 where the target, at announcement, had assets between $2.0 billion and $5.0 billion; transactions where deal value was not disclosed, less than 100% of equity ownership was acquired, and / or the transaction was classified as a “Merger of Equals” (as defined by S&P Capital IQ Pro) were excluded (the “Regional Precedent Transactions”). The national group consisted of U.S. bank M&A transactions since January 1, 2020 where the target, at announcement, had assets between $2.0 billion and $10.0 billion and an LTM ROAA greater than 1.00%; transactions where deal value was not disclosed, less than 100% of equity ownership was acquired, and / or the transaction was classified as a “Merger of Equals” (as defined by S&P Capital IQ Pro) were excluded (the “National Precedent Transactions”).
The Regional Precedent Transactions group was composed of the following transactions:
Regional Precedent Transactions:
Acquiror	Target
1 United Bankshares, Inc.	Piedmont Bancorp, Inc.
2 Old National Bancorp	CapStar Financial Holdings, Inc.
3 Atlantic Union Bankshares Corporation	American National Bankshares Inc.
4 Seacoast Banking Corporation of Florida	Professional Holding Corp.
5 SouthState Corporation	Atlantic Capital Bancshares, Inc.
6 United Community Banks, Inc.	Reliant Bancorp, Inc.
7 First Foundation Inc.	TGR Financial, Inc.
8 FB Financial Corporation	Franklin Financial Network, Inc.
The National Precedent Transactions group was composed of the following transactions:
National Precedent Transactions:
Acquiror	Target
1 United Bankshares, Inc.	Piedmont Bancorp, Inc.
2 Wintrust Financial Corporation	Macatawa Bank Corporation
3 Old National Bancorp	CapStar Financial Holdings, Inc.
4 Atlantic Union Bankshares Corporation	American National Bankshares Inc.
5 Washington Federal, Inc.	Luther Burbank Corporation
6 Prosperity Bancshares, Inc.	First Bancshares of Texas, Inc.
7 Simmons First National Corporation	Spirit of Texas Bancshares, Inc.
8 First Merchants Corporation	Level One Bancorp, Inc.
9 Home Bancshares, Inc.	Happy Bancshares, Inc.
10 SouthState Corporation	Atlantic Capital Bancshares, Inc.
11 United Community Banks, Inc.	Reliant Bancorp, Inc.
12 Glacier Bancorp, Inc.	Altabancorp
13 Enterprise Financial Services Corp	First Choice Bancorp
14 Independent Bank Corp.	Meridian Bancorp, Inc.
15 Provident Financial Services, Inc.	SB One Bancorp

Using the latest publicly available information prior to the announcement of the relevant transaction, Performance Trust reviewed the following transaction metrics: Pay-To-Trade ratio, transaction price to tangible book value per share of the target; transaction price to last-twelve-months earnings per share of the target, and core deposit premium. Performance Trust compared the indicated transaction metrics for the transaction to the median, 75th percentile, and 25th percentile metrics of the Regional Precedent Transactions group as well as to the median, 75th percentile, and 25th percentile metrics of the National Precedent Transactions group.
Regional Precedent Transactions:
	FB Financial / Southern States	Regional Precedent Transactions
		Median	75th Percentile	25th Percentile
Target Financials:
MRQ Total Assets ($mm)	2,848	3,106	3,651	2,371
MRQ TCE / TA (%)	8.47	9.04	9.71	7.90
LTM Return on Average Assets (%)	1.31	1.07	1.39	0.77
LTM Return on Average Equity (%)	14.4	10.4	13.4	8.8
MRQ NPAs / Assets (%)	0.23	0.15	0.01	0.39
Transaction Multiples:
Deal Value ($mm)	376.3	466.0	538.7	301.1
Pay-To-Trade (x)(1)	0.95	0.98	1.06	0.83
Price / Tangible Book Value per Share (%)	158.3	166.2	183.8	150.7
Price / LTM Earnings per Share (x)(2)	10.8	11.5	14.2	9.8
Core Deposit Premium(3)	6.8	8.3	11.2	6.6

Note:
Financial data as of most recent quarter before announcement; proposed merger value and implied per share values based on consideration to common shareholders excluding options

(1)
Pay-To-Trade defined as the P/TBV paid in the transaction divided by the buyer’s P/TBV at the time of announcement

(2)
LTM P/E multiples in excess of 20.0x are considered not meaningful

(3)
Core deposits calculated as total deposits less time deposit accounts with balances over $100,000 and foreign deposits

National Precedent Transactions:
	FB Financial / Southern States	National Precedent Transactions
		Median	75th Percentile	25th Percentile
Target Financials:
MRQ Total Assets ($mm)	2,848	3,113	3,780	2,501
MRQ TCE / TA (%)	8.47	9.19	9.85	8.62
LTM Return on Average Assets (%)	1.31	1.35	1.49	1.20
LTM Return on Average Equity (%)	14.4	12.2	13.6	11.2
MRQ NPAs / Assets (%)	0.23	0.20	0.06	0.45
Transaction Multiples:
Deal Value ($mm)	376.3	512.4	653.7	332.3
Pay-To-Trade (x)(1)	0.95	0.97	1.06	0.79
Price / Tangible Book Value per Share (%)	158.3	162.4	183.3	149.6
Price / LTM Earnings per Share (x)(2)	10.8	11.8	12.4	9.8
Core Deposit Premium(3)	6.8	8.6	10.6	6.4

Note:
Financial data as of most recent quarter before announcement; proposed merger value and implied per share values based on consideration to common shareholders excluding options; excludes Regions Financial Corp. acquisition of EnerBank USA due to nonconventional banking operation

(1)
Pay-To-Trade defined as the P/TBV paid in the transaction divided by the buyer’s P/TBV at the time of announcement

(2)
LTM P/E multiples in excess of 20.0x are considered not meaningful

(3)
Core deposits calculated as total deposits less time deposit accounts with balances over $100,000 and foreign deposits

No company or transaction used as comparison in the above transaction analyses is identical to Southern States or FB Financial, and no transaction was consummated on terms identical to the terms of the merger agreement. Accordingly, an analysis of these results is not strictly mathematical. Rather, it involves complex considerations and judgments concerning differences in the financial and operating characteristics of the companies.
Stock Trading History
Performance Trust reviewed the publicly available historical closing stock price of FB Financial common stock for the one-year period ended March 28, 2025. Performance Trust then compared the relationship between the movements in the price of FB Financial common stock to movements in the FB Financial Peer Group as well as certain stock indices.
Stock Price Percentage Change From 03/28/24 To 03/28/25:
FB Financial	24.9
FB Financial Peer Group Median	5.6
S&P 500	6.2
NASDAQ BANK	9.6
Net Present Value Analyses
Performance Trust performed an analysis that estimated the net present value per share of Southern States common stock, assuming Southern States performed in accordance with balance sheet and earnings per share estimates for Southern States for the years ending December 31, 2025 and December 31, 2026, based on publicly available consensus estimates, as well as an estimated long-term annual earnings per share growth rate of 5.0% for the years ending December 31, 2027 through December 31, 2029. To approximate the terminal value of a share of Southern States common stock, Performance Trust applied price to 2029 earnings multiples ranging from 10.0x to 12.0x and multiples of December 31, 2029 tangible book value ranging from 110.0% to 130.0%. The terminal values were then discounted to present values using different discount rates ranging from 11.64% to 13.64%, which were chosen to reflect different assumptions regarding required rates of return of holders or prospective buyers of Southern States common stock. As illustrated in the following tables, the analysis indicated an imputed range of values per share of Southern States common stock of $28.64 to $36.74 when applying multiples of earnings and $26.46 to $33.43 when applying multiples of tangible book value.
Discount Rate (%)	Earnings per Share Multiple (x)
	10.00x	11.00x	12.00x
11.64%	$31.28	$34.01	$36.74
12.64%	$29.93	$32.54	$35.15
13.64%	$28.64	$31.14	$33.64
Discount Rate (%)	Tangible Book Value per Share Multiples (%)
	110.0%	120.0%	130.0%
11.64%	$28.90	$31.16	$33.43
12.64%	$27.64	$29.81	$31.98
13.64%	$26.46	$28.53	$30.60
Performance Trust also performed an analysis that estimated the net present value per share of FB Financial common stock, assuming FB Financial performed in accordance with balance sheet and earnings per share estimates for FB Financial for the years ending December 31, 2025 and December 31, 2026, based on publicly available consensus estimates for FB Financial, as well as an estimated long-term annual earnings per share growth rate of 5.0% for the years ending December 31, 2027 through December 31, 2029. To approximate the terminal value of a share of FB Financial common stock, Performance Trust applied price to 2029 earnings multiples ranging from 11.0x to 13.0x and multiples of December 31, 2029 tangible book value ranging from 150.0% to 170.0%. The terminal values were then discounted to present values using different discount rates ranging from 11.09% to 13.09%, which were chosen to reflect different assumptions regarding required rates of return of holders or prospective buyers of FB Financial common stock. As illustrated in the following tables, the analysis indicated an imputed range of values per share of FB Financial common stock of $34.98 to $42.88 when applying multiples of earnings and $38.30 to $45.62 when applying multiples of tangible book value.
Discount Rate (%)	Earnings per Share Multiple (x)
	11.00x	12.00x	13.00x
11.09%	$37.77	$40.32	$42.88
12.09%	$36.34	$38.79	$41.23
13.09%	$34.98	$37.32	$39.66
Discount Rate (%)	Tangible Book Value per Share Multiples (%)
	150.0%	160.0%	170.0%
11.09%	$41.39	$43.50	$45.62
12.09%	$39.80	$41.83	$43.85
13.09%	$38.30	$40.23	$42.17
The discounted cash flow analysis is a widely used valuation methodology, but the results of this methodology are highly dependent on the assumptions that must be made, including asset and earnings growth rates, terminal values, capital levels, and discount rates. The analysis did not purport to be indicative of the actual values or expected values of Southern States and FB Financial. The actual results may vary from the projected results, any of these assumptions might not be realized in future operations and the variations may be material.
Pro Forma Impact Analysis
Performance Trust analyzed certain potential pro forma effects of the merger on the combined company assuming the transaction closes on September 30, 2025. Performance Trust utilized the following information and assumptions: (i) closing balance sheet estimates as of September 30th, 2025 for FB Financial and Southern States based on publicly available consensus estimates, (ii) assumed financial forecasts FB Financial and Southern States for the years ending December 31, 2025 and December 31, 2026, based on consensus estimates, as well as an estimated long-term annual earnings per share growth rate for the years ending December 31, 2027 through December 31, 2029 of 5.0%, as provided by FB Financial, and (iii) certain assumptions relating to transaction expenses, cost savings and purchase accounting adjustments, as provided by FB Financial. This analysis indicated the merger could be accretive to FB Financial’s estimated 2026 EPS and could be dilutive to FB Financial’s estimated tangible book value per share at closing assumed as of September 30, 2025.
In connection with this analysis, Performance Trust considered and discussed with the Southern States board how the analysis would be affected by changes in the underlying assumptions, including the impact of final purchase accounting adjustments determined at the closing of the transaction, and noted that the actual results achieved by the combined company may vary from projected results and the variations may be material.
Performance Trust’s Relationship
Performance Trust is acting as Southern States’ financial advisor in connection with the transaction and will receive a fee for such services in an amount equal to 1.35% of the total consideration of the transaction, which fee is contingent upon the closing of the merger (except as noted below) and is currently estimated to be approximately $4.64 million. Performance Trust also received a $400 thousand fee from Southern States upon rendering its opinion (regardless of the conclusion reached in the opinion), which opinion fee will be credited in full towards the advisory fee which will become payable to Performance Trust upon closing of the transaction. Southern States has also agreed to indemnify Performance Trust against certain claims and liabilities arising out of Performance Trust’s engagement and to reimburse Performance Trust for certain of its out-of-pocket expenses incurred in connection with Performance Trust’s engagement.
In the two years preceding the date of Performance Trust’s opinion, Performance Trust had been engaged by Southern States to provide balance sheet strategy services. Except for ordinary trading commissions, Performance Trust did not receive a fee for such services. Performance Trust did not provide any investment banking services to FB Financial in the two years preceding the date thereof. In the ordinary course of Performance Trust’s business as a broker-dealer, Performance Trust may purchase securities from and sell securities to Southern States, FB Financial and their respective affiliates. Performance Trust may also actively trade the equity and debt securities of Southern States, FB Financial and their respective affiliates for Performance Trust’s account and for the accounts of Performance Trust’s customers.
FB Financial Corporation’s Reasons for the Merger and Recommendations of the FB Financial Corporation Board of Directors
After careful consideration, at a meeting held on March 30, 2025, the FB Financial board of directors determined that the merger agreement, including the merger and the other transactions contemplated thereby, is in the best interests of FB Financial and its shareholders and adopted the merger agreement and approved the transactions contemplated thereby.
In reaching its decision to adopt the merger agreement and approve the merger, the FB Financial share issuance and the other transactions contemplated by the merger agreement, and recommend that FB Financial shareholders vote “FOR” the FB Financial share issuance proposal, the FB Financial board of directors evaluated the merger agreement, the merger, and such other transactions contemplated by the merger agreement in consultation with FB Financial’s management, as well as FB Financial’s financial and legal advisors, and considered a number of factors, including, among others, the following material factors, which are not presented in any order of priority:
•
each of FB Financial’s, Southern States’ and the combined company’s business, operations, financial condition, asset quality, earnings and prospects;

•
the fact that Southern States’ business and operations complement those of FB Financial and that the mergers would result in a combined company with a diversified revenue stream from diversified geographic markets, a well-balanced loan portfolio and an attractive funding base;

•
the potential to broaden the scale of FB Financial’s organization and the expanded possibilities, including organic growth and future acquisitions, that would be available to the combined company, given its larger size, asset base, capital, and footprint;

•
its existing knowledge of Southern States’ business through the companies’ long-standing relationship and its review and discussions with FB Financial’s management concerning due diligence examination of Southern States conducted in connection with the mergers;

•
the complementary nature of the cultures of the two companies, including in their lending strategies and community focus, among other things, which FB Financial’s management believes should facilitate integration and implementation of the mergers;

•
Southern States’ market position within the Alabama and Georgia banking markets;

•
the anticipated pro forma impact of the merger on the combined company, including the expected positive impact on certain financial metrics, such as earnings, return on assets, return on tangible common equity, and efficiency ratio;

•
its understanding of the current and prospective environment in which FB Financial and Southern States operate, including national, regional and local economic conditions, the competitive environment for financial institutions generally and the likely effect of these factors on FB Financial both with and without the mergers;

•
the market for alternative merger or acquisition transactions in the financial services industry and the likelihood and timing of other material strategic transactions;

•
the expectation of annual cost savings resulting from the transaction, enhancing efficiencies;

•
an enhanced management team and board of directors following the merger with continued participation from key members of Southern States, which enhances the likelihood that the expected benefits of the merger will be realized;

•
its belief that the merger will permit the combined company to improve offerings to existing clients of both FB Financial and Southern States and expand its products and lending capacity as a result of its enhanced scale and combined expertise;

•
its belief that the mergers are likely to provide substantial value to FB Financial shareholders;

•
the opinion, dated March 30, 2025, of KBW to the FB board of directors as to the fairness, from a financial point of view and as of the date of the opinion, to FB of the exchange ratio in the merger, as more fully described below under “— Opinion of FB Financial Corporation’s Financial Advisor”;

•
the terms of the merger agreement, including the expected tax treatment, deal protection and termination fee provisions, which it reviewed with FB Financial’s management and Alston & Bird, its outside counsel;

•
the potential risks associated with achieving anticipated cost synergies and savings and successfully integrating Southern States’ business, operations and workforce with those of FB Financial;

•
the potential risk of diverting management attention and resources from the operation of FB Financial’s business and towards the completion of the mergers;

•
that, while FB Financial expects that the merger will be consummated, there can be no assurance that all conditions to the parties’ obligations to complete the merger will be satisfied, including the risk that necessary regulatory approvals or FB Financial shareholder approval or Southern States stockholder approval might not be obtained or may be delayed and, as a result, the merger may not be consummated or may be delayed;
•
the risk of potential employee attrition and/or adverse effects on business and customer relationships as a result of the merger;

•
certain anticipated merger-related costs;

•
the regulatory and other approvals required in connection with the mergers and the expectation that such regulatory approvals will be received in a timely manner and without the imposition of unacceptable conditions, including a burdensome condition;

•
the potential risk of losing other acquisition opportunities while FB Financial remains focused on completing the merger; and

•
the nature and amount of payments and other benefits to be received by Southern States management in connection with the merger.

The foregoing discussion of the factors considered by the FB Financial board of directors is not intended to be exhaustive, but, rather, includes the material factors considered by the FB Financial board of directors. In reaching its decision to adopt the merger agreement and approve the mergers, the FB Financial share issuance and the other transactions contemplated by the merger agreement, the FB Financial board of directors did not quantify or assign any relative weights to the factors considered, and individual directors may have given different weights to different factors. The FB Financial board of directors considered all these factors as a whole, including through its discussions with, and its questioning of, FB Financial’s management and FB Financial’s financial and legal advisors, and overall considered the factors to be favorable to, and to support, its determination to adopt the merger agreement.
It should be noted that this explanation of the FB Financial board of directors’ reasoning and all other information presented in this section is forward-looking in nature and, therefore, should be read in light of the factors discussed under the heading “Cautionary Statement Regarding Forward-Looking Statements.”
For the reasons set forth above, the FB Financial board of directors has unanimously adopted the merger agreement and approved the transactions contemplated thereby and unanimously recommends that FB Financial shareholders vote “FOR” the FB Financial share issuance proposal and “FOR” the FB Financial adjournment proposal.
Opinion of FB Financial Corporation’s Financial Advisor
FB Financial engaged KBW to render financial advisory and investment banking services to FB Financial, including an opinion to the FB Financial board of directors as to the fairness, from a financial point of view, to FB Financial of the exchange ratio in the proposed merger. FB Financial selected KBW because KBW is a nationally recognized investment banking firm with substantial experience in transactions similar to the merger. As part of its investment banking business, KBW is continually engaged in the valuation of financial services businesses and their securities in connection with mergers and acquisitions.
As part of its engagement, representatives of KBW attended the meeting of the FB Financial board held on March 30, 2025 at which the FB Financial board evaluated the proposed merger. At this meeting, KBW reviewed the financial aspects of the proposed merger and rendered an opinion to the FB Financial board of directors to the effect that, as of such date and subject to the procedures followed, assumptions made, matters considered, and qualifications and limitations on the review undertaken by KBW as set forth in such opinion, the exchange ratio in the proposed merger was fair, from a financial point of view, to FB Financial. The FB Financial board approved the merger agreement at this meeting.
The description of the opinion set forth herein is qualified in its entirety by reference to the full text of the opinion, which is attached as Annex C to this document and is incorporated herein by reference, and describes the procedures followed, assumptions made, matters considered, and qualifications and limitations on the review undertaken by KBW in preparing the opinion.

KBW’s opinion speaks only as of the date of the opinion. The opinion was for the information of, and was directed to, the FB Financial board (in its capacity as such) in connection with its consideration of the financial terms of the merger. The opinion addressed only the fairness, from a financial point of view, of the exchange ratio in the merger to FB Financial. It did not address the underlying business decision of FB Financial to engage in the merger or enter into the merger agreement or constitute a recommendation to the FB Financial board in connection with the merger, and it does not constitute a recommendation to any holder of FB Financial common stock or any shareholder of any other entity as to how to vote or act in connection with the merger or any other matter, nor does it constitute a recommendation as to whether or not any such shareholder should enter into a voting, shareholders’, affiliates’ or other agreement with respect to the merger or exercise any dissenters’ or appraisal rights that may be available to such shareholder.
KBW’s opinion was reviewed and approved by KBW’s Fairness Opinion Committee in conformity with its policies and procedures established under the requirements of Rule 5150 of the Financial Industry Regulatory Authority.
In connection with the opinion, KBW reviewed, analyzed and relied upon material bearing upon the financial and operating condition of FB Financial and Southern States and bearing upon the merger, including, among other things:
•
a draft of the merger agreement dated March 28, 2025 (the most recent draft then made available to KBW);

•
the audited financial statements and the Annual Reports on Form 10-K for the three fiscal years ended December 31, 2024 of FB Financial;

•
the audited financial statements and the Annual Reports on Form 10-K for the two fiscal years ended December 31, 2024 of Southern States;

•
certain regulatory filings of FB Financial and Southern States and their respective subsidiaries, including as applicable, the quarterly reports on Form FR Y-9C and the quarterly call reports required to be filed (as the case may be) with respect to each quarter during the three-year period ended December 31, 2024;

•
certain other interim reports and other communications of FB Financial and Southern States to their respective shareholders; and

•
other financial information concerning the respective businesses and operations of FB Financial and Southern States furnished to KBW by FB Financial and Southern States or which KBW was otherwise directed to use for purposes of its analysis.

KBW’s consideration of financial information and other factors that it deemed appropriate under the circumstances or relevant to its analyses included, among others, the following:
•
the historical and current financial position and results of operations of FB Financial and Southern States;

•
the assets and liabilities of FB Financial and Southern States;

•
the nature and terms of certain other merger transactions and business combinations in the banking industry;

•
a comparison of certain financial and stock market information of FB Financial and Southern States with similar information for certain other companies, the securities of which were publicly traded;

•
publicly available consensus “street estimates” of FB Financial and Southern States, as well as assumed FB Financial and Southern States long-term growth rates provided to KBW by FB Financial management, all of which information was discussed with KBW by such management and used and relied upon by KBW at the direction of such management and with the consent of the FB Financial board; and

•
estimates regarding certain pro forma financial effects of the merger on FB Financial (including without limitation the cost savings expected to result or be derived from the merger) that were prepared by FB Financial management, provided to and discussed with KBW by such management, and used and relied upon by KBW at the direction of such management and with the consent of the FB Financial board.
KBW also performed such other studies and analyses as it considered appropriate and took into account its assessment of general economic, market and financial conditions and its experience in other transactions, as well as its experience in securities valuation and knowledge of the banking industry generally. KBW also participated in discussions held by the managements of FB Financial and Southern States regarding the past and current business operations, regulatory relations, financial condition and future prospects of their respective companies and such other matters as KBW deemed relevant to its inquiry.
In conducting its review and arriving at its opinion, KBW relied upon and assumed the accuracy and completeness of all of the financial and other information that was provided to or discussed with it or that was publicly available and KBW did not independently verify the accuracy or completeness of any such information or assume any responsibility or liability for such verification, accuracy or completeness. KBW relied upon FB Financial management as to the reasonableness and achievability of the publicly available consensus “street estimates” of FB Financial and Southern States, the assumed FB Financial and Southern States long-term growth rates, and the estimates regarding certain pro forma financial effects of the merger on FB Financial (including, without limitation, the cost savings expected to result or be derived from the merger), all as referred to above (and the assumptions and bases for all such information), and KBW assumed that all such information was reasonably prepared and represented, or in the case of the publicly available consensus “street estimates” of FB Financial and Southern States referred to above that such “street estimates” of FB Financial and Southern States were consistent with, the best currently available estimates and judgments of FB Financial management and that the forecasts, projections and estimates reflected in such information would be realized in the amounts and in the time periods estimated.
It is understood that the portion of the foregoing financial information of FB Financial and Southern States that was provided to KBW was not prepared with the expectation of public disclosure and that all of the foregoing financial information, including the publicly available consensus “street estimates” of FB Financial and Southern States referred to above, was based on numerous variables and assumptions that are inherently uncertain (including, without limitation, factors related to general economic and competitive conditions and, in particular as of the date of the opinion, the widespread disruption, extraordinary uncertainty and unusual volatility arising from global tensions and political unrest, economic uncertainty, inflation, prolonged higher interest rates, the COVID-19 pandemic and, in the case of the banking industry, recent actual or threatened regional bank failures, including the effect of evolving governmental interventions and non-interventions) and, accordingly, actual results could vary significantly from those set forth in such information. KBW assumed, based on discussions with the management of FB Financial and with the consent of the FB Financial board, that all such information provided a reasonable basis upon which KBW could form its opinion and KBW expressed no view as to any such information or the assumptions or bases therefor. KBW relied on all such information without independent verification or analysis and did not in any respect assume any responsibility or liability for the accuracy or completeness thereof.
KBW also assumed that there were no material changes in the assets, liabilities, financial condition, results of operations, business or prospects of either FB Financial or Southern States since the date of the last financial statements of each such entity that were made available to KBW. KBW is not an expert in the independent verification of the adequacy of allowances for credit losses and KBW assumed, without independent verification and with FB Financial’s consent, that the aggregate allowances for credit losses for each of FB Financial and Southern States are adequate to cover such losses. In rendering its opinion, KBW did not make or obtain any evaluations or appraisals or physical inspection of the property, assets or liabilities (contingent or otherwise) of FB Financial or Southern States, the collateral securing any of such assets or liabilities, or the collectability of any such assets, nor did KBW examine any individual loan or credit files, nor did it evaluate the solvency, financial capability or fair value of FB Financial or Southern States under any state or federal laws, including those relating to bankruptcy, insolvency or other matters. KBW made note of the classification by each of FB Financial and Southern States of its loans and owned securities as either held to maturity or held for investment, on the one hand, or held for sale or available for sale, on the other hand, but KBW expressed no view as to any such matters. Estimates of values of companies and assets do not purport to be appraisals or necessarily reflect the prices at which companies or assets may actually be sold.

Such estimates are inherently subject to uncertainty and should not be taken as KBW’s view of the actual value of any companies or assets.
KBW assumed, in all respects material to its analyses:
•
the merger and any related transactions (including, without limitation, the bank merger and the contemplated repayment by Southern States of certain indebtedness prior to the closing date of the merger) would be completed substantially in accordance with the terms set forth in the merger agreement (the final terms of which KBW assumed would not differ in any respect material to its analyses from the draft reviewed by KBW and referred to above), with no adjustments to the exchange ratio and with no other consideration or payments in respect of Southern States common stock;

•
the representations and warranties of each party in the merger agreement and in all related documents and instruments referred to in the merger agreement were true and correct;

•
each party to the merger agreement and all related documents would perform all of the covenants and agreements required to be performed by such party under such documents;

•
there were no factors that would delay or subject to any adverse conditions, any necessary regulatory or governmental approval for the merger or any related transactions and all conditions to the completion of the merger and any related transactions would be satisfied without any waivers or modifications to the merger agreement or any of the related documents; and

•
in the course of obtaining the necessary regulatory, contractual, or other consents or approvals for the merger and any related transactions, no restrictions, including any divestiture requirements, termination or other payments or amendments or modifications, would be imposed that would have a material adverse effect on the future results of operations or financial condition of FB Financial, Southern States or the pro forma entity or the contemplated benefits of the merger, including without limitation the cost savings expected to result or be derived from the merger.

KBW assumed that the merger would be consummated in a manner that complies with the applicable provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all other applicable federal and state statutes, rules and regulations. KBW was further advised by representatives of FB Financial that FB Financial relied upon advice from its advisors (other than KBW) or other appropriate sources as to all legal, financial reporting, tax, accounting and regulatory matters with respect to FB Financial, Southern States, the merger and any related transaction, and the merger agreement. KBW did not provide advice with respect to any such matters.
KBW’s opinion addressed only the fairness, from a financial point of view, as of the date of such opinion, of the exchange ratio in the merger to FB Financial. KBW expressed no view or opinion as to any other terms or aspects of the merger or any term or aspect of any related transaction (including the bank merger), including without limitation, the form or structure of the merger or any such related transaction, any consequences of the merger or any such related transaction to FB Financial, its shareholders, creditors or otherwise, or any terms, aspects, merits or implications of any employment, retention, termination, consulting, voting, support, shareholder or other agreements, arrangements or understandings contemplated or entered into in connection with the merger, any such related transaction, or otherwise. KBW’s opinion was necessarily based upon conditions as they existed and could be evaluated on the date of such opinion and the information made available to KBW through such date. As of the date of KBW’s opinion, there has been significant volatility in the stock and other financial markets arising from global tensions and political unrest, economic uncertainty, inflation, prolonged higher interest rates, the COVID-19 pandemic and, in the case of the banking industry, recent actual or threatened regional bank failures, including the effect of evolving governmental interventions and non-interventions. Developments subsequent to the date of KBW’s opinion, including recently announced actual or threatened imposition of tariff increases, may have affected, and may affect, the conclusion reached in KBW’s opinion, and KBW did not and does not have an obligation to update, revise or reaffirm its opinion. KBW’s opinion did not address, and KBW expressed no view or opinion with respect to:
•
the underlying business decision of FB Financial to engage in the merger or enter into the merger agreement;

•
the relative merits of the merger as compared to any strategic alternatives that are, have been or may be available to or contemplated by FB Financial or the FB Financial board;

•
any business, operational or other plans with respect to Southern States or the pro forma entity that may be contemplated by FB Financial or the FB Financial board or that may be implemented by FB Financial or the FB Financial board subsequent to the closing of the merger;

•
the fairness of the amount or nature of any compensation to any of FB Financial’s officers, directors or employees, or any class of such persons, relative to any compensation to the holders of FB Financial common stock or relative to the exchange ratio;

•
the effect of the merger or any related transaction on, or the fairness of the consideration to be received by, holders of any class of securities of FB Financial, Southern States or any other party to any transaction contemplated by the merger agreement;

•
the actual value of FB Financial common stock to be issued in connection with the merger;

•
the prices, trading range or volume at which FB Financial common stock or Southern States common stock would trade following the public announcement of the merger or the prices, trading range or volume at which FB Financial common stock would trade following the consummation of the merger;

•
any advice or opinions provided by any other advisor to any of the parties to the merger or any other transaction contemplated by the merger agreement; or

•
any legal, regulatory, accounting, tax or similar matters relating to FB Financial, Southern States or any of their respective shareholders, or relating to or arising out of or as a consequence of the merger or any other related transaction, including whether or not the merger and the bank merger would each qualify as a tax-free reorganization for United States federal income tax purposes.

In performing its analyses, KBW made numerous assumptions with respect to industry performance, general business, economic, market and financial conditions and other matters, which are beyond the control of KBW, FB Financial and Southern States. Any estimates contained in the analyses performed by KBW are not necessarily indicative of actual values or future results, which may be significantly more or less favorable than suggested by these analyses. Additionally, estimates of the value of businesses or securities do not purport to be appraisals or to reflect the prices at which such businesses or securities might actually be sold. Accordingly, these analyses and estimates are inherently subject to substantial uncertainty. In addition, the KBW opinion was among several factors taken into consideration by the FB Financial board in making its determination to approve the merger agreement and the merger. Consequently, the analyses described below should not be viewed as determinative of the decision of the FB Financial board with respect to the fairness of the exchange ratio. The type and amount of consideration payable in the merger were determined through negotiation between FB Financial and Southern States and the decision of FB Financial to enter into the merger agreement was solely that of the FB Financial board.
The following is a summary of the material financial analyses presented by KBW to the FB Financial board in connection with its opinion. The summary is not a complete description of the financial analyses underlying the opinion or the presentation made by KBW to the FB Financial board, but summarizes the material analyses performed and presented in connection with such opinion. The financial analyses summarized below include information presented in tabular format. The tables alone do not constitute a complete description of the financial analyses. The preparation of a fairness opinion is a complex analytic process involving various determinations as to appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances. Therefore, a fairness opinion is not readily susceptible to partial analysis or summary description. In arriving at its opinion, KBW did not attribute any particular weight to any analysis or factor that it considered, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. Accordingly, KBW believes that its analyses and the summary of its analyses must be considered as a whole and that selecting portions of its analyses and factors or focusing on the information presented below in tabular format, without considering all analyses and factors or the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of the process underlying its analyses and opinion.

For purposes of the financial analyses described below, KBW utilized an indicative transaction value for the proposed merger of $37.64 per outstanding share of Southern States common stock, or approximately $380.7 million in the aggregate (inclusive of the implied value of in-the-money Southern States stock options), based on the 0.800x exchange ratio in the proposed merger and the closing price of FB Financial common stock on March 28, 2025. In addition to the financial analyses described below, KBW reviewed with the FB Financial board of directors for informational purposes, among other things, implied transaction statistics for the proposed merger (based on the implied transaction value for the proposed merger of approximately $380.7 million in the aggregate) of 160% of Southern States’ publicly reported tangible book value as of December 31, 2024 and 9.0x Southern States’ estimated calendar year 2026 net income using publicly available consensus “street estimates” of Southern States.
FB Financial Selected Companies Analysis.   Using publicly available information, KBW compared the market performance of FB Financial to 12 selected major exchange-traded banks headquartered in Alabama, Arkansas, Florida, Georgia, Kentucky, Louisiana. Mississippi, North Carolina, South Carolina, Tennessee, Virginia and West Virginia with total assets between $10 billion and $30 billion. Live Oak Bancshares, Inc., a digital, cloud-based bank, was excluded from the selected companies.
The selected companies were as follows (shown by column in descending order of total assets):
United Community Banks, Inc.	Renasant Corporation
Ameris Bancorp	ServisFirst Bancshares, Inc.
Atlantic Union Bankshares Corporation	TowneBank
Home Bancshares, Inc. (Conway, AR)	Seacoast Banking Corporation of Florida
WesBanco, Inc.	First Bancorp
Trustmark Corporation	Eagle Bancorp, Inc.
To perform this analysis, KBW used profitability and other financial information as of or for the latest twelve months (“LTM”) or most recent completed fiscal quarter (“MRQ”) ended December 31, 2024 and market price information as of March 28, 2025. KBW also used 2025 and 2026 earnings per share (“EPS”) estimates taken from publicly available consensus “street estimates” for FB Financial and the selected companies. Certain financial data presented in the tables below may not correspond to the data presented in FB Financial’s historical financial statements, or the data presented under the section “The Merger — Opinion of Southern States Bancshares, Inc.’s Financial Advisor,” as a result of the different periods, assumptions and methods used to compute the financial data presented.
KBW’s analysis showed the following concerning the market performance of FB Financial and the selected companies:
		Selected Companies
	FB Financial	75th Percentile	Average	Median	25th Percentile
One-Year Stock Price Change	24.9%	19.0%	8.8%	9.7%	2.7%
Year-to-Date Stock Price Change	(8.7)%	(3.2)%	(7.8)%	(6.5)%	(10.1)%
Price / Tangible Book Value per Share	166%	167%	157%	153%	134%
Price / LTM Core EPS Estimate(1)	13.6x	15.0x	13.7x	13.2x	11.4x
Price / 2025 EPS Estimate	13.0x	13.4x	12.2x	11.8x	10.0x
Price / 2026 EPS Estimate	11.6x	11.6x	10.2x	10.2x	9.1x
Dividend Yield(2)	1.6%	3.2%	2.9%	2.8%	2.5%
MRQ Dividend Payout Ratio(1)(3)	23.1%	39.0%	33.7%	31.4%	28.7%

(1)
Core net income excluded extraordinary items, non-recurring items and gains / (losses) on sale of securities, non-controlling interest and amortization of intangible and goodwill impairment.

(2)
Most recent quarterly dividend annualized as a percentage of stock price.

(3)
Most recent quarterly dividend annualized as a percentage of annualized MRQ Core EPS.

No company used as a comparison in the above selected companies analysis is identical to FB Financial. Accordingly, an analysis of these results is not mathematical. Rather, it involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies involved.
Southern States Selected Companies Analysis.   Using publicly available information, KBW compared the financial performance, financial condition and market performance of Southern States to 16 selected major exchange-traded banks headquartered in Alabama, Arkansas, Florida, Georgia, Kentucky, Louisiana, Mississippi, North Carolina, South Carolina, Tennessee, Virginia and West Virginia with total assets between $2 billion and $5 billion. NewtekOne, Inc., a converted business development company, was excluded from the selected companies.
The selected companies were as follows (shown by column in descending order of total assets):
Carter Bankshares, Inc.	Colony Bankcorp, Inc.
HomeTrust Bancshares, Inc.	Blue Ridge Bankshares, Inc.
Capital City Bank Group, Inc.	USCB Financial Holdings, Inc.
Southern First Bancshares, Inc.	C&F Financial Corporation
Primis Financial Corp.	John Marshall Bancorp, Inc.
MetroCity Bankshares, Inc.	MainStreet Bancshares, Inc.
First Community Bankshares, Inc.	FVCBankcorp, Inc.
MVB Financial Corp.	First National Corporation
To perform this analysis, KBW used profitability and other financial information as of or for the latest twelve months or most recent completed fiscal quarter ended December 31, 2024 and market price information as of March 28, 2025. KBW also used 2025 and 2026 EPS estimates taken from publicly available consensus “street estimates” for Southern States and, to the extent publicly available, the selected companies (consensus “street estimates” were not publicly available for three of the selected companies). Where consolidated holding company level financial data for the selected companies was unreported, subsidiary bank level data was utilized to calculate ratios. Certain financial data presented in the tables below may not correspond to the data presented in Southern States’ historical financial statements, or the data presented under the section “The Merger — Opinion of Southern States Bancshares, Inc.’s Financial Advisor,” as a result of the different periods, assumptions and methods used to compute the financial data presented.
KBW’s analysis showed the following concerning the financial performance of Southern States and the selected companies:
		Selected Companies
	Southern States	75th Percentile	Average	Median	25th Percentile
LTM Core Return on Average Assets(1)	1.35%	1.06%	0.74%	0.74%	0.36%
LTM Core Return on Average Tangible Common Equity(1)	16.6%	12.2%	7.9%	8.1%	4.3%
LTM Core Pre-Tax Pre-Provision Return on Average Assets(2)	1.96%	1.55%	1.13%	1.11%	0.60%
LTM Net Interest Margin	3.61%	3.77%	3.21%	3.03%	2.69%
LTM Fee Income / Revenue	6.3%	23.3%	17.9%	16.2%	14.3%
LTM Efficiency Ratio	46.6%	60.0%	71.4%	69.7%	79.4%

(1)
Core net income excluded extraordinary items, non-recurring items and gains / (losses) on sale of securities, non-controlling interest and amortization of intangible and goodwill impairment.

(2)
Core net income excluding provision for loan losses and taxes.

KBW’s analysis also showed the following concerning the financial condition of Southern States and the selected companies:
		Selected Companies
	Southern States	75th Percentile	Average	Median	25th Percentile
Tangible Common Equity / Tangible Assets	8.47%	11.09%	9.38%	8.93%	8.03%
CET1 Ratio	9.84%	15.29%	13.42%	12.90%	11.11%
Total Capital Ratio	14.73%	17.33%	15.41%	14.92%	13.31%
Loans HFI / Deposits	92.3%	97.1%	85.3%	90.3%	80.5%
Loan Loss Reserves / Loans	1.27%	1.29%	1.22%	1.09%	1.01%
Nonperforming Assets / Loans + OREO(1)	0.29%	0.28%	0.99%	0.59%	0.93%
LTM Net Charge-offs / Average Loans	0.05%	0.04%	0.30%	0.21%	0.38%

(1)
Nonperforming assets included nonaccrual loans, restructured loans and OREO.

In addition, KBW’s analysis showed the following concerning the market performance of Southern States and, to the extent publicly available, the selected companies (excluding the impact of the LTM core EPS multiples for two of the selected companies, which multiples were considered to be not meaningful because they were either less than 0.0x or greater 35.0x, and excluding the impact of the MRQ dividend payout ratios for three of the selected companies, which ratios were considered to be not meaningful because they were less than 0.0%):
		Selected Companies
	Southern States	75th Percentile	Average	Median	25th Percentile
One-Year Stock Price Change	25.3%	31.7%	15.7%	15.9%	(5.1)%
Year-to-Date Stock Price Change	(2.5)%	(1.6)%	(7.0)%	(7.0)%	(14.9)%
Price / Tangible Book Value per Share	135%	140%	116%	106%	86%
Price / LTM Core EPS Estimate(1)	9.1x	15.7x	15.3x	13.3x	11.3x
Price / 2025 EPS Estimate	8.2x	12.5x	11.4x	11.4x	10.0x
Price / 2026 EPS Estimate	7.7x	11.1x	9.9x	9.9x	8.7x
Dividend Yield(2)	1.1%	3.3%	2.7%	2.7%	2.3%
MRQ Dividend Payout Ratio(1)(3)	8.4%	36.0%	29.8%	29.4%	24.5%

(1)
Core net income excluded extraordinary items, non-recurring items and gains / (losses) on sale of securities, non-controlling interest and amortization of intangible and goodwill impairment.

(2)
Annualized dividend for the fiscal quarter ended December 31, 2024, if paid, as a percentage of stock price. Four of the selected companies did not pay dividends for the fiscal quarter ended December 31, 2024.

(3)
Annualized dividend for the fiscal quarter ended December 31, 2024, if paid, as a percentage of annualized MRQ Core EPS. Four of the selected companies did not pay dividends for the fiscal quarter ended December 31, 2024.

No company used as a comparison in the above selected companies analysis is identical to Southern States. Accordingly, an analysis of these results is not mathematical. Rather, it involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies involved.
Selected Transactions Analysis.   KBW reviewed publicly available information related to 16 selected U.S. bank transactions announced since December 31, 2021 with announced deal values between $250 million and $750 million. Merger-of-equals transactions were excluded from the selected transactions.
The selected transactions were as follows:

Acquiror	Acquired Company
Northwest Bancshares, Inc.	Penns Woods Bancorp, Inc.
Independent Bank Corp.	Enterprise Bancorp, Inc.
EverBank Financial Corp	Sterling Bank and Trust, FSB
ConnectOne Bancorp, Inc.	The First of Long Island Corporation
German American Bancorp, Inc.	Heartland BancCorp
United Bankshares, Inc.	Piedmont Bancorp, Inc.
Wintrust Financial Corporation	Macatawa Bank Corporation
Old National Bancorp	CapStar Financial Holdings, Inc.
Eastern Bankshares, Inc.	Cambridge Bancorp
Atlantic Union Bankshares Corporation	American National Bankshares Inc.
Washington Federal, Inc.	Luther Burbank Corporation
Prosperity Bancshares, Inc.	First Bancshares of Texas, Inc.
Seacoast Banking Corporation of Florida	Professional Holding Corp.
Brookline Bancorp, Inc.	PCSB Financial Corporation
United Community Banks, Inc.	Progress Financial Corporation
Origin Bancorp, Inc.	BT Holdings, Inc.
For each selected transaction, KBW derived the following implied transaction statistics, in each case based on the transaction consideration value paid for the acquired company and using financial data based on the acquired company’s then latest publicly available financial statements prior to the announcement of the respective transaction and, to the extent publicly available, consensus “street estimates” for the acquired company at the announcement of the respective transaction:
•
Price per common share to tangible book value per share of the acquired company (in the case of selected transactions involving a private acquired company, this transaction statistic was calculated as total transaction consideration divided by total tangible common equity);

•
Pay to Trade ratio (calculated as the price to tangible book value multiple paid in the respective transaction divided by the acquiror’s standalone closing stock price to tangible book value multiple) in the 15 selected transactions in which stock consideration was paid;

•
Price per common share to LTM core EPS of the acquired company (in the case of selected transactions involving a private acquired company, this transaction statistic was calculated as total transaction consideration divided by LTM core earnings);

•
Price per common share to estimated EPS of the acquired company for the first full fiscal year after the announcement of the respective transaction, referred to as NTM EPS, in the 13 selected transactions in which consensus “street estimates” for the acquired company were available at announcement; and

•
Tangible equity premium to core deposits (total deposits less time deposits greater than $100,000) of the acquired company, referred to as core deposit premium.

KBW also reviewed the price per common share paid for the acquired company for the 11 selected transactions involving publicly traded acquired companies as a premium / (discount) to the closing price of the acquired company one day prior to the announcement of the respective transaction (expressed as a percentage and referred to as the one-day market premium). The resulting transaction statistics for the selected transactions were compared with the corresponding transaction statistics for the proposed merger based on the indicative transaction value for the merger of $37.64 per outstanding share of Southern States common stock and using historical financial information for Southern States as of or for the 12-month period ended December 31, 2024, Southern States’ 2025 EPS estimate taken from publicly available consensus “street estimates” for Southern States and the closing price of Southern States common stock on March 28, 2025.

The results of the analysis are set forth in the following table:
		Selected Transactions
	FB Financial / Southern States	75th Percentile	Average	Median	25th Percentile
Price / Tangible Book Value per Share	157%	168%	143%	148%	112%
Pay to Trade Ratio	0.94x	0.98x	0.91x	0.91x	0.83x
Price / LTM Core EPS(1)	10.6x	16.1x	14.6x	12.8x	11.4x
Price / NTM EPS	9.5x	15.0x	12.7x	12.5x	11.2x
Core Deposit Premium	7.0%	8.5%	5.3%	6.1%	1.5%
One-Day Market Premium	15.9%	37.2%	24.2%	23.6%	2.5%

(1)
Core net income excluded extraordinary items, non-recurring items and gains / (losses) on sale of securities, non-controlling interest and amortization of intangible and goodwill impairment.

No company or transaction used as a comparison in the above selected transaction analysis is identical to Southern States or the proposed merger. Accordingly, an analysis of these results is not mathematical. Rather, it involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies involved.
Relative Contribution Analysis.   KBW analyzed the relative standalone contribution of FB Financial and Southern States to various pro forma balance sheet and income statement items and the combined market capitalization of the companies. This analysis did not include purchase accounting adjustments or cost savings. To perform this analysis, KBW used (i) balance sheet and net income data for FB Financial and Southern States as of or for the 12-month period ended December 31, 2024, (ii) publicly available consensus “street estimates” of FB Financial and Southern States, and (iii) market price information as of March 28, 2025. The results of KBW’s analysis are set forth in the following table, which also compares the results of KBW’s analysis with the respective implied pro forma ownership percentages of FB Financial shareholders and Southern States stockholders in the combined company based on the 0.800x exchange ratio provided for in the merger agreement:
	FB Financial % of Total	Southern States % of Total
Ownership:
Ownership at 0.800x exchange ratio	85%	15%
Market Information:
Pre-Transaction Market Capitalization	87%	13%
Balance Sheet:
Assets	82%	18%
Gross Loans Held For Investment	81%	19%
Deposits	82%	18%
Tangible Common Equity	85%	15%
Income Statement:
LTM Core Net Income(1)	82%	18%
2025 Estimated Earnings	81%	19%
2026 Estimated Earnings	82%	18%

(1)
Core net income excluded non-recurring items, gains / (losses) on sale of securities, merger-related expenses and amortization of intangibles and goodwill impairment.

Financial Impact Analysis.   KBW performed a pro forma financial impact analysis that combined projected income statement and balance sheet information of FB Financial and Southern States. Using

(i) closing balance sheet estimates assumed as of September 30, 2025 for FB Financial and Southern States taken from publicly available consensus “street estimates”, (ii) publicly available 2025 and 2026 net income consensus “street estimates” for FB Financial and Southern States, and (iii) pro forma assumptions (including, without limitation, the cost savings expected to result from the merger as well as certain purchase accounting and earnings adjustments and other merger-related adjustments and the restructuring charge assumed with respect thereto) provided by FB Financial management, KBW analyzed the potential financial impact of the merger on certain projected financial results of FB Financial. This analysis indicated the merger could be accretive to FB Financial’s estimated 2025 EPS and estimated 2026 EPS and could be dilutive to FB Financial’s estimated tangible book value per share at closing assumed as of September 30, 2025. Furthermore, the analysis indicated that, pro forma for the merger, each of FB Financial’s tangible common equity to tangible assets ratio, Tier 1 Leverage Ratio, Common Equity Tier 1 Ratio, Tier 1 Capital Ratio and Total Risk-based Capital Ratio at closing assumed as of September 30, 2025 could be lower. For all of the above analyses, the actual results achieved by FB Financial following the merger may vary from the projected results, and the variations may be material.
FB Financial Dividend Discount Model Analysis.   KBW performed a dividend discount model analysis of FB Financial to estimate a range for the implied equity value of FB Financial. In this analysis, KBW used publicly available consensus “street estimates” for FB Financial and assumed long-term asset and earnings growth rates for FB Financial provided by FB Financial management, and KBW assumed discount rates ranging from 12.0% to 16.0%. The range of values was derived by adding (i) the present value of the implied future excess capital available for dividends that FB Financial could generate over the period from September 30, 2025 through December 31, 2029 as a standalone company, and (ii) the present value of FB Financial’s implied terminal value at the end of such period. KBW assumed that FB Financial would maintain a common equity tier 1 to risk-weighted assets ratio of 10.00% and would retain sufficient earnings to maintain that level. In calculating the terminal value of FB Financial, KBW applied a range of 10.0x to 14.0x FB Financial’s estimated 2030 earnings. This dividend discount model analysis resulted in a range of implied values per share of FB Financial common stock of $39.29 to $54.77.
The dividend discount model analysis is a widely used valuation methodology, but the results of such methodology are highly dependent on the assumptions that must be made, including asset and earnings growth rates, terminal values, and discount rates. The foregoing dividend discount model analysis did not purport to be indicative of the actual values or expected values of FB Financial or the pro forma combined entity.
Southern States Dividend Discount Model Analysis (With Cost Savings and Restructuring Charge).    KBW performed a dividend discount model analysis of Southern States to estimate a range for the implied equity value of Southern States, taking into account the cost savings expected to result from the merger as well as the assumed merger-related restructuring charge. In this analysis, KBW used publicly available consensus “street estimates” of Southern States, assumed long-term asset and earnings growth rates for Southern States provided by FB Financial management, and assumptions regarding cost savings and the merger-related restructuring charge provided by FB Financial management, and KBW assumed discount rates ranging from 12.0% to 16.0%. The range of values was derived by adding (i) the present value of the implied future excess capital available for dividends that Southern States could generate over the period from September 30, 2025 through December 31, 2029, and (ii) the present value of Southern States’ implied terminal value at the end of such period, in each case applying estimated cost savings and the assumed merger-related restructuring charge, where applicable. KBW assumed that Southern States would maintain a common equity tier 1 to risk-weighted assets ratio of 10.00% and would retain sufficient earnings to maintain that level. In calculating the terminal value of Southern States, KBW applied a range of 9.0x to 13.0x Southern States’ estimated 2030 earnings (inclusive of estimated cost savings). This dividend discount model analysis resulted in a range of implied values per share of Southern States common stock, taking into account the cost savings expected to result from the merger as well as the assumed merger-related restructuring charge, of $32.46 to $48.66.
The dividend discount model analysis is a widely used valuation methodology, but the results of such methodology are highly dependent on the assumptions that must be made, including asset and earnings growth rates, terminal values, and discount rates. The foregoing dividend discount model analysis did not purport to be indicative of the actual values or expected values of Southern States or the pro forma combined company.

Miscellaneous.   KBW acted as financial advisor to FB Financial in connection with the proposed merger and did not act as an advisor to or agent of any other person. As part of its investment banking business, KBW is continually engaged in the valuation of bank and bank holding company securities in connection with acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for various other purposes. As specialists in the securities of banking companies, KBW has experience in, and knowledge of, the valuation of banking enterprises. Further to an existing sales and trading relationship between a KBW broker dealer affiliate and Southern States and otherwise in the ordinary course of KBW’s and its affiliates’ broker-dealer businesses, KBW and its affiliates may from time to time purchase securities from, and sell securities to, FB Financial and Southern States. In addition, as market makers in securities, KBW and its affiliates may from time to time have a long or short position in, and buy or sell, debt or equity securities of FB Financial or Southern States for its and their own accounts and for the accounts of its and their respective customers and clients.
Pursuant to the KBW engagement agreement, FB Financial has agreed to pay KBW non-refundable cash fees of $4,500,000, $500,000 of which became payable with the rendering of KBW’s opinion and $4,000,000 of which is contingent upon the consummation of the merger. FB Financial also has agreed to reimburse KBW for reasonable out-of-pocket expenses and disbursements incurred in connection with its engagement and to indemnify KBW against certain liabilities relating to or arising out of KBW’s engagement or KBW’s role in connection therewith. Other than in connection with the present engagement, in the two years preceding the date of the opinion, KBW did not provide investment banking or financial advisory services to FB Financial. In the two years preceding the date of KBW’s opinion, KBW has provided investment banking and financial advisory services to Southern States and received compensation for such services. Specifically, KBW acted as financial advisor to Southern States in connection with Southern States’ acquisition of CBB Bancorp, which acquisition was completed in July 2024, and received an aggregate fee of $400,000 from Southern States for such services. KBW may in the future provide investment banking and financial advisory services to FB Financial or Southern States and receive compensation for such services.
Certain Unaudited Prospective Financial Information
FB Financial and Southern States do not, as a matter of course, publicly disclose forecasts or internal projections as to their respective future performance, revenues, earnings, financial condition or other results given, among other reasons, the inherent uncertainty of the underlying assumptions and estimates, other than, from time to time, estimated ranges of certain expected financial results and operational metrics for the current year and certain future years in their respective regular earnings press releases and other investor materials.
However, FB Financial and Southern States are including in this joint proxy statement/prospectus certain unaudited prospective financial information for FB Financial and Southern States that was made available as described below. We refer to this information collectively as the “prospective financial information.” A summary of certain significant elements of this information is included in this joint proxy statement/prospectus solely for the purpose of providing holders of FB Financial common stock and holders of Southern States common stock access to certain information made available to FB Financial and Southern States and their respective boards of directors and financial advisors.
Neither FB Financial nor Southern States endorses the prospective financial information as necessarily predictive of actual future results. Furthermore, although presented with numerical specificity, the prospective financial information reflects numerous estimates and assumptions with respect to, among other things, economic, competitive, regulatory and financial market conditions and future business decisions that may not be realized and that are inherently subject to significant business, economic, competitive and regulatory uncertainties and contingencies, including, among other things, the inherent uncertainty of the business and economic conditions affecting the industry in which FB Financial and Southern States operate and the risks and uncertainties described under the sections entitled “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements” and in the reports that FB Financial and Southern States file with the SEC from time to time, all of which are difficult to predict and many of which are outside the control of FB Financial and Southern States and will be beyond the control of the surviving corporation. There can be no assurance that the underlying assumptions or projected results will be realized, and actual results could differ materially from those reflected in the prospective financial information, whether or not the merger is completed. Further, these assumptions do not include all potential actions that the senior management of FB Financial or Southern States could or might have taken during these time periods. In addition, since the prospective financial information covers multiple years, such information by its nature becomes subject to greater uncertainty with each successive year. The inclusion in this joint proxy statement/prospectus of the prospective financial information below should not be regarded as an indication that FB Financial, Southern States or their respective boards of directors or advisors considered, or now consider, this prospective financial information to be material information to any holders of FB Financial common stock or holders of Southern States common stock, as the case may be, particularly in light of the inherent risks and uncertainties associated with such prospective financial information, or that it should be construed as financial guidance, and it should not be relied on as such. The prospective financial information is not fact and should not be relied upon as necessarily indicative of actual future results. The prospective financial information also reflects numerous variables, expectations and assumptions available at the time it was prepared as to certain business decisions that are subject to change and does not take into account any circumstances or events occurring after the date it was prepared, including the transactions contemplated by the merger agreement or the possible financial and other effects on FB Financial or Southern States of the merger, and does not attempt to predict or suggest actual future results of the surviving corporation or give effect to the merger, including the effect of negotiating or executing the merger agreement, the costs that may be incurred in connection with consummating the merger, the potential synergies that may be achieved by the surviving corporation as a result of the merger (except as expressly set forth below under “— Certain Estimated Synergies Attributable to the Merger”), the effect on FB Financial or Southern States of any business or strategic decision or action that has been or will be taken as a result of the merger agreement having been executed, or the effect of any business or strategic decisions or actions which would likely have been taken if the merger agreement had not been executed, but which were instead altered, accelerated, postponed or not taken in anticipation of the merger. Continued financial market volatility will largely depend on future developments, which FB Financial and Southern States cannot control. The prospective financial information and such other information and the underlying assumptions do not reflect any of these effects, changes or developments on FB Financial, Southern States or the surviving corporation, the ultimate impact of which on FB Financial, Southern States and the surviving corporation is beyond the control of FB Financial, Southern States and the surviving corporation. For a description of certain of the risks that these effects, changes and developments may have on FB Financial, Southern States or the surviving corporation, see the section entitled “Risk Factors.” Further, the prospective financial information does not take into account the effect of any possible failure of the merger to occur. No assurances can be given that if the prospective financial information had been prepared as of the date of this joint proxy statement/prospectus, similar assumptions would be used. In addition, the prospective financial information may not reflect the manner in which the surviving corporation would operate after the merger and is not being included to influence your decision whether to vote to approve the merger agreement or to approve any of the other proposals described herein (rather, it is provided solely because it was made available to each party’s board of directors and KBW and Performance Trust in connection with the merger).
The prospective financial information was not prepared for the purpose of, or with a view toward, public disclosure (except for publicly available mean analyst net income and earnings per share estimates) or with a view toward complying with the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information, published guidelines of the SEC regarding forward-looking statements or generally accepted accounting principles. Neither of Crowe LLP (FB Financial’s independent registered public accounting firm), Mauldin & Jenkins, LLC (Southern States’ independent registered public accounting firm), nor any other independent registered public accounting firm, has audited, reviewed, examined, compiled nor applied any procedures with respect to the prospective financial information and, accordingly, Crowe LLP and Mauldin & Jenkins, LLC have not expressed any opinion or given any other form of assurance with respect thereto or its achievability and they assume no responsibility for the prospective financial information and disclaim any association with the prospective financial information.
Consensus “Street Estimates” Used by FB Financial
The following tables present certain publicly available mean analyst consensus “street estimates” for (i) FB Financial’s total assets, net income and earnings per share for the fiscal years ending December 31, 2025 and December 31, 2026, and (ii) Southern States’ total assets, net income and earnings per share for the fiscal years ending December 31, 2025 and December 31, 2026 (clauses (i) and (ii) collectively referred to as the “street estimates used by FB Financial”) as shown by FactSet. The street estimates used by FB Financial were provided to KBW by FB Financial and were approved by FB Financial for KBW’s use and reliance and were used by KBW at the direction of FB Financial management in the financial analyses performed in connection with KBW’s opinion as described in the section entitled “The Merger — Opinion of FB Financial Corporation’s Financial Advisor.”
Street Estimates Used by FB Financial for FB Financial
Fiscal Year Ended December 31, ($ in millions except per share data)	2025E	2026E
Total Assets	$13,892	$14,913
Net Income (GAAP)	$169.6	$190.2
Earnings per Share (GAAP)	$3.62	$4.06
Street Estimates Used by FB Financial for Southern States
Fiscal Year Ended December 31, ($ in millions except per share data)	2025E	2026E
Total Assets	$3,054	$3,309
Net Income (GAAP)	$40.0	$42.4
Earnings per Share (GAAP)	$3.96	$4.20
For purposes of extrapolating FB Financial’s and Southern States’ financial results, FB Financial management directed KBW to use and rely on estimated long-term annual growth rate of 5.0% for FB Financial’s and Southern States’ respective total assets, net income and earnings per share, in each case, beginning in 2027.
Consensus “Street Estimates” Used by Southern States
The following tables present certain publicly available mean analyst consensus “street estimates” for (i) Southern States’ total assets, net income and earnings per share for the fiscal years ending December 31, 2025 and December 31, 2026, and (ii) FB Financial’s total assets, net income and earnings per share for the fiscal years ending December 31, 2025 and December 31, 2026 (clauses (i) and (ii) collectively referred to as the “street estimates used by Southern States”) as shown by S&P Capital IQ. The street estimates used by Southern States were approved by Southern States for Performance Trust’s use and reliance and were used by Performance Trust at the direction of Southern States management in the financial analyses performed in connection with Performance Trust’s opinion as described in the section entitled “The Merger — Opinion of Southern States Bancshares, Inc.’s Financial Advisor.”
Street Estimates Used by Southern States for Southern States
Fiscal Year Ended December 31, ($ in millions except per share data)	2025E	2026E
Total Assets	$3,054	$3,309
Net Income (GAAP)	$40.0	$42.4
Earnings per Share (GAAP)	$3.98	$4.22
Street Estimates Used by Southern States for FB Financial
Fiscal Year Ended December 31, ($ in millions except per share data)	2025E	2026E
Total Assets	$13,892	$14,754
Net Income (GAAP)	$169.6	$190.2
Earnings per Share (GAAP)	$3.62	$4.05

For purposes of extrapolating Southern States’ and FB Financial’s financial results, Southern States management directed Performance Trust to use and rely on estimated long-term annual growth rate of 5.0% for FB Financial’s and Southern States’ respective total assets, net income and earnings per share, in each case, beginning in 2027.
Certain Estimated Synergies Attributable to the Merger
The management of FB Financial developed and provided to its board of directors certain prospective financial information relating to the anticipated net cost savings to be realized by the surviving corporation beginning in 2026. Such prospective financial information, which we refer to in this “— Certain Estimated Synergies Attributable to the Merger” section as the “cost synergies”, also was (i) provided to KBW and approved by FB Financial for KBW’s use and reliance, and (ii) provided to Performance Trust and approved by Southern States for Performance Trust’s use and reliance, in each case in connection with such financial advisors’ respective financial analyses and opinions as described in this joint proxy statement/prospectus under “— Opinion of FB Financial Corporation’s Financial Advisor” and “— Opinion of Southern States Bancshares, Inc.’s Financial Advisor.”
The cost synergies consisted of approximately 25% of Southern States’ 2026 non-interest expense with an assumed annual growth rate of 3%. 25% of the cost synergies was expected to be realized in 2025, 75% was expected to be realized in 2026, and 100% was expected to be realized in 2027 and thereafter, resulting in anticipated pre-tax cost savings of $3.2 million in 2025, $10.3 million in 2026 and $14.2 million in 2027.
See the section above entitled “The Merger —  Certain Unaudited Prospective Financial Information” for further information regarding the uncertainties underlying the cost synergies as well as the sections entitled “Cautionary Statement Regarding Forward-Looking Statements” and “Risk Factors” for further information regarding the uncertainties and factors associated with realizing cost synergies in connection with the merger.
General
The stand-alone prospective financial information for FB Financial and Southern States was prepared separately and the different estimates are not intended to be added together. Adding the prospective financial information together for the two companies is not intended to represent the results the surviving corporation will achieve if the merger is completed and is not intended to represent forecasted financial information for the surviving corporation if the merger is completed.
By including in this joint proxy statement/prospectus a summary of the prospective financial information, neither FB Financial nor Southern States nor any of their respective representatives has made or makes any representation to any person regarding the ultimate performance of FB Financial or Southern States compared to the information contained in the prospective financial information. Neither FB Financial, Southern States, nor, after completion of the merger, the surviving corporation, undertakes any obligation to update or otherwise revise the prospective financial information to reflect circumstances existing since their preparation or to reflect the occurrence of subsequent or unanticipated events, even in the event that any or all of the underlying assumptions are shown to be inappropriate, or to reflect changes in general economic or industry conditions. None of FB Financial, Southern States or their respective advisors or other representatives has made, makes or is authorized in the future to make any representation to any shareholder of FB Financial or Southern States or other person regarding FB Financial’s or Southern States’ ultimate performance compared to the information contained in the prospective financial information or that the results reflected in the prospective financial information will be achieved. The prospective financial information included above is provided because it was made available to and considered by FB Financial and Southern States and their respective boards of directors and financial advisors in connection with the merger.
In light of the foregoing, and considering that the FB Financial and Southern States special meetings will be held several months after the prospective financial information was prepared, as well as the uncertainties inherent in any forecasted information, FB Financial and Southern States shareholders are cautioned not to place unwarranted reliance on such information, and are urged to review FB Financial’s and Southern States’ most recent SEC filings for a description of their reported financial results and the financial statements of FB Financial and Southern States incorporated by reference in this joint proxy statement/prospectus. See the section entitled “Where You Can Find More Information”. The prospective financial information summarized in this section is not included in this joint proxy statement/prospectus in order to induce any holder of FB Financial common stock to vote in favor of the FB Financial merger proposal or any of the other proposals to be voted on at the FB Financial special meeting or to induce any holder of Southern States common stock to vote in favor of the Southern States merger proposal or any of the other proposals to be voted on at the Southern States special meeting.
Management and Board of Directors of FB Financial Corporation After the Merger
After the completion of the merger, the FB Financial board of directors and the FirstBank board of directors will be increased in size by one position. The merger agreement further provides that the FB Financial and Southern States will mutually agree upon a person that will be appointed to the FB Financial board of directors and the FirstBank board of directors.
Interests of Southern States Bancshares, Inc.’s Directors and Executive Officers in the Merger
In considering the recommendations of the Southern States board of directors, Southern States stockholders should be aware that Southern States’ directors and executive officers have interests in the Merger that may be different from, or in addition to, the interests of Southern States stockholders generally. These interests are described below. The Southern States board of directors was aware of these interests and considered them, among other matters, in adopting the merger agreement and approving the transactions contemplated by the merger agreement and in determining to recommend to Southern States stockholders that they vote to approve the Southern States merger proposal.
Southern States’ executive officers are:
•
Mark A. Chambers, Chief Executive Officer and President of Southern States and Southern States Bank;

•
Lynn J. Joyce, Senior Executive Vice President, Chief Financial Officer and Corporate Secretary of Southern States and Southern States Bank; and

•
Greg B. Smith, Senior Executive Vice President and Chief Risk Officer of Southern States and Southern States Bank.

Certain Assumptions
Except as otherwise specifically noted, for purposes of quantifying the potential payments and benefits described in this section, the following assumptions were used:
•
the effective time is June 30, 2025, which is the assumed date of the closing solely for purposes of the disclosure in this section; and

•
each executive officer’s employment agreement is terminated effective as of the closing of the Merger on June 30, 2025.

Treatment of Southern States Stock Options, Restricted Stock and Restricted Stock Units
Pursuant to the merger agreement, at the effective time:
•
All options to purchase Southern States common stock under a Southern States stock option and incentive plan, whether vested or unvested, will be cancelled and extinguished and converted into the right to receive a cash payment equal to the product of (a) the difference, if positive, between (i) the per share cash equivalent consideration (as defined in the merger agreement) and (ii) the exercise price of the stock option immediately prior to the effective time, multiplied by (b) the number of shares of Southern States common stock underlying such stock option immediately prior to the effective time, rounding up to the nearest cent.

•
Each share of Southern States Restricted Stock Award that was outstanding as of immediately prior to the effective time shall, automatically and without any required action on the part of the holder thereof, become fully vested effective as of immediately prior to the effective time and each such

Southern States Restricted Stock Award shall be treated as a share of Southern States common stock for all purposes of the Agreement, including the right to receive the Merger Consideration in accordance with the terms thereof.
•
Each Southern States RSU Award that was outstanding as of immediately prior to the effective time shall, automatically and without any required action on the part of the holder thereof, be cancelled as of the effective time and converted into the right to receive the merger consideration in respect of each share of Southern States common stock underlying the Southern States RSU Award as of immediately prior to the effective time.

For an estimate of the value to be received by each of Southern States’ executive officers in respect of their stock options, Southern States Restricted Stock Awards and Southern States RSU Awards outstanding as of the date hereof, please see the section entitled “— Merger-Related Compensation for Southern States Inc.’s Named Executive Officers.”
Supplemental Executive Retirement Agreements
Southern States Bank has a non-qualified supplemental executive retirement plan (“SERP”) for each of its executive officers. The SERP is an employer paid deferred compensation agreement that provides a life-time supplemental retirement income to the employee, based on certain vesting and other requirements. Southern States Bank has purchased bank owned life insurance policies (“BOLI”) and annuities on each of the SERP participants as a means of funding the benefits provided in the SERP. The benefits are paid upon retirement provided the executive is in good standing with the Southern States Bank. Southern States Bank is the owner of the BOLI, and the annuities are held in a rabbi trust.
Under each of the SERPs for the executive officers, the normal retirement benefit will generally be paid upon the executive officer’s separation from service for any reason other than death, disability, or a change in control after reaching the retirement age specified in the SERP, provided the executive agrees that for a period of 12 months after separation from service, the executive will not engage in certain competitive activities within a 50 mile radius of any offices of Southern States Bank. The benefit will be paid monthly, commencing on the first day of the second month following the date of the executive officer’s separation from service and continuing for the executive officer’s lifetime.
In addition, a vested percentage of the monthly SERP benefit will be paid upon the executive officer’s separation from service (i) for any reason other than death, disability, or a change in control after reaching early retirement age specified in the SERP but prior to normal retirement age or (ii) as a result of becoming disabled, commencing on the first day of the second month following the executive officer’s normal retirement age and continuing for the executive officer’s lifetime. The vested percentage is 50% at age 55 and increases by 5 percent for each year until age 65. Upon the executive officer’s death, Southern States Bank will pay the beneficiary the account balance no later than sixty days from the date of death, unless such death occurs after the executive officer received 180 or more payments, in which case no additional payments will be made under the SERP.
Upon a change in control of Southern States Bank, the executive officers will fully vest in the normal retirement benefit, which will be paid monthly, starting on either (A) the later of (1) the executive officer reaching the normal retirement age and (2) a separation from service or (B) a separation from service, depending on the SERP. The payment is tax-deductible to Southern States and taxable to the participant. Under the SERP, if, after reaching normal retirement age, a separation of service occurred, Mr. Chambers, Ms. Joyce and Mr. Smith would each receive approximately $200,000 in annual lifetime benefits.
The closing of the merger will constitute a change in control for purposes of the SERPs. For quantification of the enhanced benefits under the SERPs for each of Southern States’ executive officers, please see the section entitled “— Merger-Related Compensation for Southern States Inc.’s Named Executive Officers.”
Employment Agreements with Southern States
Each of Mark A. Chambers, Lynn J. Joyce and Greg B. Smith have employment agreements with Southern States that provide, among other things, for certain benefits upon their termination of employment.

Under Mr. Chamber’s agreement, if his employment is terminated (except for cause) within the one year period after a change in control and before he reaches age 75, or he resigns due to a change of duties or salary during such period, then he will be entitled to a severance payment equal to two times his total cash compensation for the most recently completed calendar year plus the annualized amounts being paid for his benefits participation total for each year (the “Severance Amount”).
Under Ms. Joyce’s and Mr. Smith’s agreements, if his or her employment is terminated during the period beginning six months prior to and ending 12 months following a change in control for any reason other than cause, death or disability, then Ms. Joyce or Mr. Smith, as applicable, will be entitled to the Severance Amount.
Each of the employment agreements provides that the executive officer will not engage in certain competitive activities within a 50 mile radius of any office of Southern States for a period of 12 months after termination, provided that the executive officer receives a payment of one times his or her annual cash compensation (the “Non-Compete Payment”).
Each of the employment agreements provide that if the payments provided to the executive would be “parachute payments” subject to an excise tax imposed by Section 4999 of the Code, then such payments would be limited to the greatest amount that may be paid to the executive to avoid being subject to the excise tax imposed by Section 4999 of the Code, but only if, by reason of the reduction of such payments, the net after tax benefit to the executive exceeds the net after tax benefit if no reduction were made.
The closing of the merger will constitute a change in control for purposes of the employment agreements. For quantification of the amounts that would be payable to each of Southern States’ executive officers under his or her respective employment agreement, please see the section entitled “— Merger-Related Compensation for Southern States Inc.’s Named Executive Officers.”
Agreements with FB Financial and FirstBank
Each of Mr. Chambers and Ms. Joyce have entered into settlement agreements (“FirstBank Settlement Agreements”), in each case to be effective upon the closing, as well as offer letters that outline the terms of their continued employment with FirstBank (“FirstBank Offer Letters”).
Settlement Agreements.   The Settlement Agreements provide, among other things, (1) for the termination of the existing employment agreement between Southern States Bank and the applicable executive officer, (2) the payment of $1,849,182, in the case of Mr. Chambers, and $1,343,532, in the case of Ms. Joyce (the “Settlement Amounts”), which Settlement Amounts are in complete satisfaction of all rights to payments and benefits due to the executive officer under his or her respective employment agreement, subject to the satisfaction of certain conditions and (3) the applicable executive officer’s execution of a general release in favor of Southern States, Southern States Bank, FB Financial and FirstBank. Each of the Settlement Agreements provides that if the payments provided to the executive would be “parachute payments” subject to an excise tax imposed by Section 4999 of the Code, then such payments would be limited to the greatest amount that may be paid to the executive to avoid being subject to the excise tax imposed by Section 4999 of the Code.
FirstBank Offer Letters.   Pursuant to their FirstBank Offer Letter, Mr. Chambers and Ms. Joyce will receive an annual base salary at an initial rate of $375,000 and $250,000, respectively, and they will be eligible to participate in FirstBank’s annual cash bonus program with a target annual bonus equal to 40% and 30% of their base salary, respectively. The FirstBank Offer Letters provide for an initial long-term incentive award in an amount equal to $150,000, in the case of Mr. Chambers, and $75,000, in the case of Ms. Joyce, as well as participation in FirstBank’s change in control severance plan. In addition, in exchange for entering into a noncompetition agreement with FirstBank, each of Mr. Chambers and Ms. Joyce will receive an integration bonus and payment in an aggregate amount equal to $1,469,108 and $700,000, respectively.
Indemnification and Insurance of Directors and Officers
The Agreement provides that, for six years after the effective time, Buyer and Surviving Entity shall indemnify and hold harmless the present and former directors and officers of Southern States and its subsidiaries, against all costs, expenses (including reasonable attorney’s fees), judgments, fines, losses, damages, liabilities, or amounts that are paid in settlement in connection with any pending or threatened claim, action, suit, proceeding, or investigation, whether civil, criminal, administrative or investigative, arising in whole or in part out of, or pertaining to, actions or omissions of such persons in the course of performing their duties for Southern States or any of its subsidiaries occurring at or before the effective time (including the merger and the other transactions contemplated hereby), to the fullest extent permitted under the organizational documents of Southern States and its subsidiaries in effect on the date of the merger agreement and the fullest extent permitted by applicable law. FB Financial and the combined company have also agreed to advance expenses as incurred to the fullest extent permitted under the organizational documents of Southern States and applicable law provided the recipient provides an undertaking to repay such advances if it is ultimately determined that such party is not entitled to indemnification.
FB Financial and the surviving corporation will use its reasonable best efforts to procure and maintain in effect directors’ and officers’ liability insurance policy or a comparable policy, capped at 200% of the annual premium payments paid on Southern States’ current policy.
Combined Company’s Directors
The merger agreement provides that prior to the effective time, the board of directors of FB Financial and FirstBank shall take all actions necessary so that one (1) additional individual will be appointed to the board of directors of FB Financial and FirstBank as of the effective time, who shall be mutually agreed upon between FB Financial and Southern States, subject to FB Financial’s customary review, vetting, and approval processes to serve for a full term until FB Financial’s 2026 annual meeting of stockholders, or until his or her successor is duly elected and qualified, or his or her earlier death, resignation or removal. The Nominating and Corporate Governance Committee of the board of directors of FB Financial and FirstBank are required to cause such director to (a) be nominated for re-election, and to recommend in favor of their election, at FB Financial’s 2026 annual meeting of shareholders, and (b) serve on the board of directors of FirstBank at all times that such director is serving on the board of directors of FB Financial.
Merger-Related Compensation for Southern States Bancshares, Inc.’s Named Executive Officers
The following table sets forth the amount of payments and benefits that each of Southern States’ executive officers would receive in connection with the merger, assuming: (1) that the effective time of the merger is June 30, 2025, which is the assumed date of the closing solely for purposes of the disclosure in this section; (2) a price per share of Southern States common stock is $47.05, which was the closing price of FB Financial common stock on March 28, 2025, the trading day immediately prior to the announcement of the merger; and (3) each executive officer had a qualifying termination of employment effective as of the closing of the merger on June 30, 2025. This table does not include the value of benefits in which the named executive officers are vested without regard to the occurrence of a change of control. In addition, the amounts below do not reflect amounts payable pursuant to the new agreements between the executive officers and FB Financial. The amounts shown below are estimates based on multiple assumptions that may or may not actually occur, and as a result of the foregoing assumptions, the actual amounts to be received by a named executive officer may differ materially from the amounts shown below.
Named Executive Officer	Cash ($)(1)	Equity ($)(2)	Pension / NQDC ($)(3)	Total($)
Mark A. Chambers Chief Executive Officer, President and Director	$1,849,182	$2,193,271	$182,430	$4,224,883
Lynn J. Joyce Senior Executive Vice President, Chief Financial Officer and Corporate Secretary	$1,343,532	$1,610,995	$196,573	$3,151,100
Greg B. Smith Senior Executive Vice President and Chief Risk Officer	$1,914,065	$1,611,925	$30,405	$3,556,395

(1)
The amounts in this column reflect (i) in the case of Mr. Chambers and Ms. Joyce, their Settlement Amounts; and (ii) in the case of Mr. Smith, his Severance Amount plus his Non-Compete Payment.

(2)
The amounts in this column reflect the value of (i) cash payments to be received in exchange for options to purchase Southern States common stock outstanding as of March 31, 2025 (Mr. Chambers, $1,197,241; Ms. Joyce, $745,351; and Mr. Smith, $746,281), (ii) shares of FB Financial common stock to be received in lieu of unvested Southern States Restricted Stock Awards outstanding as of March 31, 2025 (Mr. Chambers, $175,779; Ms. Joyce, $113,748; and Mr. Smith, $113,748), and (iii) shares of FB Financial common stock to be received in lieu of Southern States RSU Awards outstanding as of March 31, 2025 (Mr. Chambers, $820,251; Ms. Joyce, $751,897; and Mr. Smith, $751,897), in each case as described above under “— Treatment of Southern States Stock Options, Restricted Stock and Restricted Stock Units.” For purposes of determining the value of the shares of FB Financial common stock to be received in exchange for Southern States Restricted Stock Awards and Southern States RSU Awards, the amount is calculated based on $47.05, which is the closing price of FB Financial common stock on March 28, 2025, the trading day immediately prior to the announcement of the merger.

(3)
The amounts in this column represent the value of the accelerated vesting of the unvested portion of the SERP.

Regulatory Approvals Required for the Merger
The completion of the merger is subject to prior receipt of certain approvals and consents required to be obtained from applicable governmental and regulatory authorities. These approvals include approvals from the FDIC, Federal Reserve, the TDFI and the ASBD.
Subject to the terms of the merger agreement, both FB Financial and Southern States have agreed to cooperate with each other and use their commercially reasonable efforts to prepare all documentation, to effect all applications, notices, petitions and filings, and to obtain all permits, consents, orders, approvals, waivers, non-objections and authorizations of all third parties and governmental entities that are necessary or advisable to consummate the transactions contemplated by the merger agreement, including the mergers. Under the terms of the merger agreement, neither FB Financial nor Southern States is required to take any action or agree to any condition or restriction in connection with obtaining these approvals that would reasonably be expected to have a material adverse effect on the combined company and its subsidiaries (measured on a scale relative to Southern States) after giving effect to the merger.
The merger requires the approval of the Federal Reserve under the Bank Holding Company Act of 1956, as amended. The bank merger requires the approval of the FDIC under the Bank Merger Act, the approval of the ASBD under the Code of Alabama, and the TDFI under the Tennessee Code. Additionally, Southern States Bank must notify the Georgia Department of Banking and Finance of the acquisition of control of Southern States Bank by FB Financial.
Although neither FB Financial nor Southern States knows of any reason why the parties cannot obtain regulatory approvals required to complete the merger in a timely manner, FB Financial and Southern States cannot be certain of when or if such approvals will be obtained.
The Department of Justice (the “DOJ”) has between 15 and 30 days following approval of the merger or the bank merger by the Federal Reserve and the FDIC to challenge the approval on antitrust grounds. While FB Financial and Southern States do not know of any basis on which the DOJ would challenge regulatory approval by the Federal Reserve and the FDIC and believe that the likelihood of such action is remote, there can be no assurance that the DOJ will not initiate such a proceeding, or if such a proceeding is initiated, as to the result of any such challenge.
Notifications and/or applications requesting approval may be submitted to various other federal and state regulatory authorities and self-regulatory organizations.
The approval of any notice or application merely implies satisfaction of regulatory criteria for approval and does not include review of the mergers from the standpoint of the adequacy of the consideration to be received by, or fairness to, Southern States stockholders. Regulatory approval does not constitute an endorsement or recommendation of the mergers.
FB Financial and Southern States are not aware of any material governmental approvals or actions that are required before the completion of the mergers other than those described in this joint proxy statement/

prospectus. If any additional governmental approvals or actions are required other than those described in this joint proxy statement/prospectus, FB Financial and Southern States presently intend to seek those approvals or actions. However, FB Financial and Southern States cannot assure you that any of these additional approvals or actions will be obtained.
Accounting Treatment
The merger will be accounted for as an acquisition by FB Financial using the acquisition method of accounting in accordance with FASB ASC Topic 805, “Business Combinations.” Accordingly, the assets (including identifiable intangible assets) and liabilities (including executory contracts and other commitments) of Southern States as of the date of acquisition will be recorded at their respective fair values. Any excess of the total consideration paid in connection with the merger over the net fair values is recorded as goodwill. Consolidated financial statements of FB Financial issued after the date of acquisition would reflect these fair values and would not be restated retroactively to reflect the historical financial position or results of operations of Southern States.
Public Trading Markets
FB Financial common stock trades on the NYSE under the symbol “FBK.” Southern States common stock trades on the NASDAQ Stock Market under the symbol “SSBK.” Upon completion of the merger, Southern States common stock will be delisted from the NASDAQ Stock Market and thereafter will be deregistered under the Exchange Act. The FB Financial common stock issued in the merger will be listed on the NYSE.
Appraisal and Dissenters’ Rights
Under Alabama law, Southern States stockholders will not be entitled to exercise any appraisal rights in connection with the merger.
Under Tennessee law, FB Financial shareholders will not be entitled to exercise any appraisal rights in connection with the merger.

THE MERGER AGREEMENT
The following describes certain material provisions of the merger agreement but does not describe all of the terms of the merger agreement and may not contain all of the information about the merger agreement that is important to you. The following is not intended to provide factual information about the parties or any of their respective subsidiaries or affiliates. The following description of the merger agreement is subject to, and qualified in its entirety by reference to, the merger agreement, which is attached to this joint proxy statement/prospectus as Annex A and is incorporated by reference into this joint proxy statement/prospectus. We urge you to read the merger agreement carefully and in its entirety, as it is the legal document governing the merger.
Structure of the Merger
Under the terms and subject to the conditions of the merger agreement, among other things, (1) Southern States will merge with and into FB Financial with FB Financial continuing as the surviving corporation in the merger and (2) immediately after the merger, Southern States Bank will merge with and into FirstBank, with FirstBank continuing as the surviving bank in the bank merger.
The Merger Consideration
At the effective time, each share of Southern States common stock, except for certain specified shares of Southern States common stock owned by Southern States or FB Financial, issued and outstanding immediately prior to the effective time will be converted into the right to receive the merger consideration, comprised of 0.80 share of FB Financial common stock.
Fractional Shares
FB Financial will not issue any fractional shares of FB Financial common stock in the merger. Instead, a Southern States stockholder who would otherwise be entitled to receive a fraction of a share of FB Financial common stock will receive, in lieu thereof, an amount in cash, rounded up to the nearest cent (without interest), determined by multiplying (1) the fraction of a share (rounded to the nearest one hundredth when expressed as a decimal form) of FB Financial common stock that such holder would otherwise be entitled to receive by (2) the average of the closing-sale prices of FB Financial common stock on the NYSE for the consecutive period of ten full trading days ending on the date that is five days prior to the closing date of the merger (the “FB Financial average closing price”).
Treatment of Southern States Equity Awards
Southern States Stock Options
At the effective time, each Southern States stock option will be cancelled and converted into the right to receive from FB Financial a cash payment equal to the product of (a) the difference, if positive, between (1) the product of (x) FB Financial average closing price multiplied by (y) the exchange ratio and (2) the exercise price of the Southern States stock option, multiplied by (b) the number of shares of Southern States common stock underlying such Southern States stock option immediately prior to the effective time, rounding up to the nearest cent. Any Southern States stock option with an exercise price that equals or exceeds the per share cash equivalent consideration will be canceled with no consideration being paid to the optionholder with respect to such Southern States stock option. FB Financial will be entitled to deduct and withhold, or cause the exchange agent to deduct and withhold, from the cash payable in respect of Southern States stock options all such amounts as it is required to deduct and withhold under the Code or any provision of applicable tax law.
Southern States Restricted Stock Awards
At the effective time, each share of Southern States common stock subject to vesting, repurchase or other lapse restriction outstanding (a “Southern States Restricted Stock Award”) as of immediately prior to the effective time will, automatically and without any required action on the part of the holder thereof, become fully vested effective as of immediately prior to the effective time and each such Southern States

Restricted Stock Award will be treated as a share of Southern States common stock for all purposes of the merger agreement, including the right to receive the merger consideration.
Southern States RSU Awards
At the effective time, each restricted stock unit granted by Southern States outstanding (a “Southern States RSU Award”), as of immediately prior to the effective time will, automatically and without any required action on the part of the holder thereof, be cancelled as of the effective time and converted into the right to receive the merger consideration in respect of each share of Southern States common stock underlying the Southern States RSU Award as of immediately prior to the effective time.
Surviving Corporation Governing Documents and Board of Directors
At the effective time, the FB Financial charter and the FB Financial bylaws in effect immediately prior to the effective time will be the charter and bylaws of FB Financial as the surviving corporation of the merger, until the same be amended and changed as provided therein or by law.
After the completion of the merger, the FB Financial board and the FirstBank board of directors will be increased in size by one position. The merger agreement further provides FB Financial and Southern States will mutually agree upon the person to be appointed to the FB Financial board of directors and the FirstBank board of directors.
Closing and Effective Time
The merger will be completed only if all conditions to the merger discussed in this joint proxy statement/prospectus and set forth in the merger agreement are either satisfied or waived (subject to applicable law). Please see the section entitled “— Conditions to Consummation of the Merger” below.
The merger will become effective as of the date and time specified in the articles of merger as duly filed with the Secretary of State of Tennessee. The bank merger will become effective immediately following the merger.
In the merger agreement, we have agreed to cause the effective time to occur no fewer than 5, and no later than 30 days after the satisfaction or waiver (subject to applicable law) of the last of the conditions specified in the merger agreement to occur, or on another mutually agreed date. It currently is anticipated that the effective time will occur in the third quarter of 2025, subject to the receipt of regulatory approvals and waivers and other customary closing conditions, but we cannot guarantee when or if the merger will be completed.
As described below, if the merger has not closed by December 31, 2025 (or March 31, 2026, if the only outstanding closing condition on December 31, 2025 is the receipt of all required regulatory approvals), the merger agreement may be terminated by either FB Financial or Southern States, as long as the failure of the effective time to occur on or before that date is not caused by any breach of the merger agreement by the party electing to terminate the merger agreement.
Conversion of Shares; Exchange Procedures
The conversion of Southern States common stock into the right to receive the merger consideration will occur automatically at the effective time.
Exchange Agent
FB Financial will appoint an exchange agent for the purpose of exchanging shares of Southern States common stock for the merger consideration, pursuant to an exchange agent agreement entered into between FB Financial and the exchange agent.
Exchange Procedures
As soon as reasonably practicable after the effective time, FB Financial will cause the exchange agent to mail transmittal materials to holders of record of Southern States common stock immediately prior to the effective time, which such holders may complete in accordance with the instructions thereto and deliver together with the proper surrender of a certificate or book-entry shares to the exchange agent in exchange for the merger consideration, any cash in lieu of fractional shares of FB Financial common stock, and any dividends or distributions such holder is entitled to receive under the merger agreement.
Withholding
FB Financial, the surviving corporation or the exchange agent, as applicable, will be entitled to deduct and withhold from the cash in lieu of fractional shares of FB Financial common stock, cash dividends, distributions payable or any other cash amounts otherwise payable pursuant to the merger agreement to any person such amounts or property (or portions thereof) as it is required to deduct and withhold under the Code or any provision of applicable tax law. To the extent that any amounts are so deducted or withheld, these amounts will be treated for all purposes of the merger agreement as having been paid to the person in respect of which such deduction and withholding was made.
Dividends and Distributions
If and when FB Financial declares a dividend or other distribution on FB Financial common stock, with a record date after the effective time, the declaration will include dividends or other distributions on all whole shares of FB Financial common stock issuable pursuant to the merger agreement, but such dividends or other distributions will not be paid to the holder thereof until such holder has surrendered its certificate or book-entry shares in accordance with the merger agreement. Subject to applicable laws, following surrender of any such certificate or book-entry shares, the record holder of the whole shares of FB Financial common stock issued in exchange therefor, will be paid, without interest, (1) all dividends and other distributions payable in respect of any such whole shares of FB Financial common stock with a record date after the effective time and a payment date on or prior to the date of such surrender and not previously paid and (2) at the appropriate payment date, the amount of dividends or other distributions with a record date after the effective time but prior to such surrender and with a payment date subsequent to such surrender payable with respect to such shares of FB Financial common stock.
Representations and Warranties
The merger agreement contains representations and warranties made, on the one hand, by Southern States to FB Financial and, on the other hand, by FB Financial to Southern States, which were made only for purposes of the merger agreement and as of specific dates. The representations, warranties and covenants in the merger agreement were made solely for the benefit of the parties to the merger agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the merger agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those generally applicable to investors. Investors are not third-party beneficiaries under the merger agreement, and in reviewing the representations, warranties and covenants contained in the merger agreement or any descriptions thereof in this summary, it is important to bear in mind that such representations, warranties and covenants or any descriptions thereof were not intended by the parties to the merger agreement to be characterizations of the actual state of facts or condition of FB Financial, Southern States or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the merger agreement, which subsequent information may or may not be fully reflected in FB Financial’s or Southern States’ public disclosures. The representations and warranties contained in the merger agreement do not survive the effective time. For the foregoing reasons, the representations, warranties and covenants or any descriptions of those provisions should not be read alone or relied upon as characterizations of the actual state of facts or conditions of FB Financial or Southern States or any of their respective subsidiaries or affiliates. Instead, such provisions or descriptions should be read in conjunction with the other information provided elsewhere in this joint proxy statement/prospectus or incorporated by reference into this joint proxy statement/prospectus and the other information contained in the reports, statements and filings that FB Financial or Southern States publicly files with the SEC. For more information regarding these documents, please see the section entitled “Where You Can Find More Information.”

In the merger agreement, Southern States has made customary representations and warranties to FB Financial with respect to, among other things:
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the due organization, valid existence, good standing and power and authority of Southern States and Southern States Bank;

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Southern States’ authority to enter into the merger agreement and to complete the transactions contemplated by the merger agreement and the enforceability of the merger agreement against Southern States in accordance with its terms;

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the absence of conflicts with or breaches of Southern States’ or its subsidiaries’ governing instruments, certain agreements or applicable laws as a result of entering into the merger agreement and the consummation of the transactions contemplated by the merger agreement;

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the required consents of regulatory authorities in connection with the transactions contemplated by the merger agreement;

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the capitalization of Southern States, including in particular the number of shares of Southern States common stock issued and outstanding;

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ownership of subsidiaries;

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reports filed with regulatory authorities;

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financial matters;

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books and records;

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the absence since December 31, 2023 of an event that has had a material adverse effect on Southern States, and Southern States and its subsidiaries having carried out their respective businesses in all material respects only in the ordinary course since December 31, 2023;

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tax matters;

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the assets of Southern States and its subsidiaries;

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intellectual property and privacy matters;

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environmental matters;

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compliance with laws and permits;

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compliance with the Community Reinvestment Act;

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labor relations;

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matters relating to employee benefit plans and Employee Retirement Income Security Act of 1974, as amended;

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matters with respect to certain of Southern States’ contracts;

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agreements with regulatory authorities;

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investment securities and bank owned life insurance, or BOLI;

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derivative transactions entered into for the account of Southern States and its subsidiaries or for any of its customers;

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legal proceedings;

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the accuracy of the information supplied by Southern States in this joint proxy statement/prospectus;

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the inapplicability of state anti-takeover statutes;

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the opinion of Southern States’ financial advisor;

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the lack of action by Southern States that is reasonably likely to prevent the merger from qualifying as a reorganization within the meaning of Section 368(a) of the Code;

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loan matters;

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allowance for credit losses;

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insurance matters;

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Office of Foreign Assets Control, or OFAC, and sanctions matters;

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the absence of undisclosed brokers’ fees and expenses;

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transactions with affiliates and insiders;

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investment advisor and broker-dealer matters;

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insurance agency matters; and

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absence of claims of indemnification.

In the merger agreement, FB Financial made customary representations and warranties to Southern States with respect to, among other things:
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the due organization, valid existence, good standing and power and authority of FB Financial and FirstBank;

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FB Financial’s authority to enter into the merger agreement and to complete the transactions contemplated by the merger agreement and the enforceability of the merger agreement against FB Financial in accordance with its terms;

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the absence of conflicts with or breaches of FB Financial’s or its subsidiaries’ governing instruments, certain agreements or applicable laws as a result of entering into the merger agreement and the consummation of the transactions contemplated by the merger agreement;

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the required consents of regulatory authorities in connection with the transactions contemplated by the merger agreement;

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FB Financial’s capitalization, including in particular the number of shares of FB Financial common stock issued and outstanding;

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ownership of FirstBank;

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reports filed with regulatory authorities;

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financial matters;

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books and records;

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the absence since December 31, 2023 of an event that has had a material adverse effect on FB Financial, and FB Financial and its subsidiaries having carried out their respective businesses in all material respects only in the ordinary course since December 31, 2023;

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tax matters;

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compliance with laws and permits;

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compliance with the Community Reinvestment Act;

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legal proceedings;

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agreements with regulatory authorities;

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the accuracy of the information supplied by FB Financial in this joint proxy statement/prospectus;

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the opinion of FB Financial’s financial advisor;

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the lack of action by FB Financial that is reasonably likely to prevent the merger or the bank merger from qualifying as a reorganization within the meaning of Section 368(a) of the Code;

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loan matters;

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allowance for credit losses;

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insurance matters;

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OFAC and sanctions matters;

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the absence of undisclosed brokers’ fees and expenses; and

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transactions with affiliates and insiders.

The representations and warranties in the merger agreement do not survive the effective time and, as described below under the section entitled “— Effect of Termination,” if the merger agreement is validly terminated, the merger agreement will become void and have no effect (except with respect to designated provisions of the merger agreement, including, but not limited to, those related to payment of fees and expenses and the confidential treatment of information), unless a party breached the merger agreement.
Many of the representations and warranties in the merger agreement made by Southern States and FB Financial are qualified by a materiality or material adverse effect standard (that is, they will not be deemed to be untrue or incorrect unless their failure to be true or correct is material or would result in a material adverse effect).
Under the merger agreement, a “material adverse effect” is defined, with respect to a party, as (1) any change, development or effect that individually or in the aggregate is, or is reasonably likely to be, material and adverse to the condition (financial or otherwise), results of operations, liquidity, assets, or deposit liabilities, properties, or business of such party and its subsidiaries, taken as a whole, or (2) any change, development or effect that individually or in the aggregate would, or would be reasonably likely to, materially impair the ability of such party to perform its obligations under the merger agreement or otherwise materially impairs, or is reasonably likely to materially impair, the ability of such party to consummate the merger and the transactions contemplated by the merger; provided, that in the case of the foregoing clause (1), a material adverse effect will not be deemed to include effects to the extent resulting from the following (except, in certain instances, to the extent that the effect of such change disproportionately affects such party and its subsidiaries, taken as a whole, as compared to other companies of similar size in the industry in which such party and its subsidiaries operate, in which case only the disproportionate effect will be taken into account):
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changes after the date of the merger agreement in banking and similar laws of general applicability or interpretations thereof by governmental authorities;

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changes after the date of the merger agreement in GAAP or regulatory accounting requirements applicable to banks or bank holding companies generally;

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changes after the date of the merger agreement in global, national, or regional political conditions (including the outbreak of war or acts of terrorism) or in economic or market (including equity, credit and debt markets, as well as changes in interest rates) conditions affecting the financial services industry generally;

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public disclosure of the transactions contemplated hereby or actions expressly required by the merger agreement or actions or omissions that are taken with the prior written consent of the other party, or as otherwise expressly permitted or contemplated by the merger agreement;

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any failure by FB Financial or Southern States to meet any internal or published industry analyst projections or forecasts or estimates of revenues or earnings for any period (it being understood and agreed that the facts and circumstances giving rise to such failure that are not otherwise excluded from the definition of material adverse effect may be taken into account in determining whether there has been a material adverse effect); and

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a decline in the trading price or trading volume of a party’s common stock (it being understood that the underlying cause of such decline may be taken into account in determining whether a material adverse effect has occurred).

Covenants and Agreements
Conduct of Business Prior to the Effective Time
Southern States has agreed that prior to the effective time or the termination of the merger agreement, unless the prior written consent of FB Financial has been obtained (which FB Financial may not unreasonably withhold, condition or delay) and except for certain exceptions and as otherwise expressly contemplated by the merger agreement, it will, and will cause each of its subsidiaries to, operate its business in the ordinary course (as defined in the merger agreement) in all material respects and consistent with prudent banking practice. Southern States has also agreed to use commercially reasonable efforts to (1) preserve its business organizations and assets intact, (2) keep available to itself and FB Financial the present services of the current officers and employees of Southern States and its subsidiaries, (3) preserve for itself and FB Financial the goodwill of its customers, employees, lessors and others with whom business relationships exist, and (4) continue diligent collection efforts with respect to any delinquent loans and, to the extent within its control, not allow any material increase in delinquent loans.
Additionally, Southern States has agreed that until the earlier of the effective time or the termination of the merger agreement, unless the prior written consent of FB Financial has been obtained (which FB Financial may not unreasonably withhold, condition or delay) and except for certain exceptions and as otherwise expressly contemplated in the merger agreement or required by law, Southern States will not do, or permit any of its subsidiaries to do, any of the following:
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except for the issuance of Southern States common upon the vesting or settlement of Southern States equity awards outstanding as of the date of the merger agreement pursuant to their terms and the withholding of Southern States common stock incurred in connection with such vesting or settlement and Southern State’s Dividend Reinvestment Common Stock Purchase Plan, (1) issue, sell, grant, pledge, dispose of, encumber, or otherwise permit to become outstanding, or authorize the creation of, any additional shares of its stock, any equity rights, or any other securities (including units of beneficial ownership interest in any partnership or limited liability company), or enter into any agreement with respect to the foregoing, or (2) directly or indirectly change (or establish a record date for changing), adjust, split, combine, redeem, reclassify, exchange, purchase, or otherwise acquire any shares of its capital stock, or any other securities (including units of beneficial ownership interest in any partnership or limited liability company) convertible into or exchangeable for any additional shares of stock or any equity rights issued and outstanding prior to the effective time;

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except for regular dividends and dividends from subsidiaries to Southern States, make, declare, pay, or set aside for payment of dividends payable in cash, stock, or property on or in respect of, or declare or make any distribution on, any shares of its capital stock;

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enter into or amend or renew any employment, consulting, compensatory, severance, retention, or similar agreements or arrangements with any director, officer, or employee of Southern States or any of its subsidiaries, or grant any salary, wage, or fee increase or increase any employee benefit or pay any incentive or bonus payments, except, in each case, (1) normal increases in base salary to employees in the ordinary course of business (as defined in the merger agreement) and pursuant to policies in effect as of the date of the merger agreement, provided that, such increases shall not result in an annual adjustment when comparing the year ended December 31, 2024 to the year ending December 31, 2025 (which includes base salary and any other compensation other than bonus payments) of more than 6% in the aggregate for all employees of Southern States or any of its subsidiaries, (2) as specifically provided for by the merger agreement, or (3) as may be required by law;

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hire any person as an employee or officer of Southern States or any of its subsidiaries, except for at-will employment at an annual rate of base salary not to exceed $100,000 to fill vacancies that may arise from time to time in the ordinary course of business (as defined in the merger agreement);

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enter into, establish, adopt, amend, modify, or terminate (except (1) as may be required by or to make consistent with applicable law, subject to the provision of prior written notice to and consultation with respect thereto with FB Financial, (2) normal renewals without material changes of terms or (3) as may be required pursuant to the terms of the merger agreement) any Southern States benefit plan or other pension, retirement, stock option, stock purchase, savings, profit sharing, deferred compensation, consulting, bonus, group insurance or other employee benefit, incentive or welfare contract, plan or arrangement, or any trust agreement (or similar arrangement) related thereto, in respect of any current or former director, officer, or employee of Southern States or any of its subsidiaries;

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pay, loan or advance any amount to, or sell, transfer, or lease any properties or assets (real, personal or mixed, tangible or intangible) to, or enter into any agreement or arrangement with, any of its officers or directors or any of their immediate family members or any affiliates or associates of any of its officers or directors other than compensation or business expense advancements or reimbursements in the ordinary course of business (as defined in the merger agreement);
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except in the ordinary course of business (as defined in the merger agreement), sell, license, lease, transfer, mortgage, pledge, encumber or otherwise dispose of or discontinue any of its rights, assets, deposits, business, or properties or cancel or release any indebtedness owed to Southern States or any of its subsidiaries;

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acquire or agree to acquire (other than by way of foreclosures or acquisitions of control in a bona fide fiduciary capacity or in satisfaction of debts previously contracted in good faith, in each case in the ordinary course of business (as defined in the merger agreement)) all or any portion of the assets, debt, business, deposits, or properties of any other entity or person, except for purchases specifically approved by FB Financial pursuant to the terms of the merger agreement;

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make any capital expenditures in amounts exceeding $50,000 individually, or $250,000 in the aggregate;

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amend Southern States’ charter or bylaws or any equivalent documents of Southern States’ subsidiaries;

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implement or adopt any change in its accounting principles, practices or methods, other than as may be required by applicable laws or GAAP or applicable accounting requirements of any governmental authority, in each case, including changes in the interpretation or enforcement thereof;

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enter into, amend, modify, terminate, extend, or waive any material provision of, any Southern States material contract, lease or insurance policy, or make any change in any instrument or agreement governing the terms of any of its securities, or material lease, license or contract, other than normal renewals of contracts, licenses, and leases without material adverse changes of terms with respect to Southern States or any of its subsidiaries, or enter into any contract that would constitute a Southern States material contract if it were in effect on the date of the merger agreement, except for any amendments, modifications or terminations reasonably requested by FB Financial;

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other than settlement of foreclosure actions in the ordinary course of business (as defined in the merger agreement), (1) enter into any settlement or similar agreement with respect to any action, suit, proceeding, order or investigation to which Southern States or any of its subsidiaries is or becomes a party after the date of the merger agreement, which settlement or agreement involves payment by Southern States or any of its subsidiaries of an amount which exceeds $75,000 individually or $150,000 in the aggregate and/or would impose any material restriction on the business of Southern States or any of its subsidiaries or (2) waive or release any material rights or claims, or agree or consent to the issuance of any order restricting or otherwise affecting its business or operations;

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(1) enter into any material new line of business, introduce any material new products or services, any material marketing campaigns or any material new sales compensation or incentive programs or arrangements, (2) change in any material respect its lending, investment, underwriting, risk and asset liability management, and other banking and operating policies, except as required by applicable law, regulation, or policies imposed by any governmental authority, (3) make any material changes in its policies and practices with respect to underwriting, pricing, originating, acquiring, selling, servicing, or buying or selling rights to service loans, its hedging practices and policies, and (4) incur any material liability or obligation relating to retail banking and branch merchandising, marketing, and advertising activities and initiatives except in the ordinary course of business (as defined in the merger agreement);

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enter into any derivative transaction;

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incur any indebtedness for borrowed money other than in the ordinary course of business (as defined in the merger agreement) consistent with past practice with a term not in excess of 12 months (other than the purchase of federal funds, Federal Home Loan Bank borrowings, creation of deposit liabilities or sales of certificates of deposit in the ordinary course of business (as defined in the merger agreement)), or incur, assume, or become subject to, whether directly or by way of any guarantee or otherwise, any obligations or liabilities (absolute, accrued, contingent or otherwise) of any other person, other than the issuance of letters of credit in the ordinary course of business (as defined in the merger agreement) and in accordance with the restrictions set forth in the merger agreement;
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(1) other than in accordance with Southern States’ investment guidelines, acquire, sell, or otherwise dispose of any debt security or equity investment or any certificates of deposits issued by other banks, nor (2) change the classification method for any of the Southern States investment securities from “held to maturity” to “available for sale” or from “available for sale” to “held to maturity,” as those terms are used in ASC 320;

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other than in the ordinary course of business (as defined in the merger agreement), make any changes to deposit pricing;

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except for loans or extensions of credit approved and/or committed as of the date of the merger agreement, (1) make, renew, renegotiate, increase, extend, or modify any (i) unsecured loan (including any extension of credit in connection with an overdraft), if the amount of such unsecured loan, together with any other outstanding unsecured loans made by Southern States or any of its subsidiaries to such borrower or its affiliates, would be in excess of $500,000, in the aggregate, (ii) loan secured by other than a first lien in excess of $500,000, (iii) loan in excess of Federal Financial Institutions Examination Council regulatory guidelines relating to loan to value ratios, (iv) loan secured by a first lien residential mortgage and with no loan policy exceptions in excess of $1,250,000, (v) secured loan over $5,000,000, (vi) loan that is not made in conformity with Southern States’ ordinary course lending policies and guidelines in effect as of the date of the merger agreement, or (vii) loan, whether secured or unsecured, if the amount of such loan, together with any other outstanding loans (without regard to whether such other loans have been advanced or remain to be advanced), would result in the aggregate outstanding loans to any borrower of Southern States or any of its subsidiaries (without regard to whether such other loans have been advanced or remain to be advanced) to exceed $8,000,000, (2) sell any loan or loan pools in excess of $2,000,000 in principal amount or sale price (other than residential mortgage loan pools sold in the ordinary course of business (as defined in the merger agreement)), or (3) acquire any servicing rights, or sell or otherwise transfer any loan where Southern States or any of its subsidiaries retains any servicing rights;

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make any investment or commitment to invest in real estate or in any real estate development project other than by way of foreclosure or deed in lieu thereof or make any investment or commitment to develop, or otherwise take any actions to develop any real estate owned by Southern States or its subsidiaries;

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except as required by applicable law, make or change any tax election; fail to file any tax return when due (taking into account timely requested extensions) or fail to remit any taxes due (whether or not shown on a tax return); file any amended tax return; adopt or change any tax accounting method; enter into any closing agreement with respect to taxes; settle or compromise any liability, claim, audit or assessment with respect to taxes; agree to any adjustment of any tax attribute; surrender, offset or reduce any right to claim a refund of taxes; or consent to any extension or waiver of the statute of limitations relating to taxes;

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commit any act or omission which constitutes a material breach or default by Southern States or any of its subsidiaries under any agreement with any governmental authority or under any Southern States material contract, lease, or other material agreement or material license to which Southern States or any of its subsidiaries is a party or by which any of them or their respective properties are bound or under which any of them or their respective assets, business, or operations receives benefits.

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foreclose on or take a deed or title to any real estate other than single-family residential properties without first conducting an ASTM International (“ASTM”) E1527-13 Phase I Environmental Site Assessment (or any applicable successor standard) of the property that satisfies the requirements of 40 C.F.R. Part 312 (“Phase I”), or foreclose on or take a deed or title to any real estate other than single-family residential properties if such environmental assessment indicates the presence or likely presence of any hazardous substances under conditions that indicate an existing release, a past release, or a material threat of a release of any hazardous substances into structures on the property or into the ground, ground water, or surface water of the property;

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take any action or knowingly fail to take any action not contemplated by the merger agreement that is intended or is reasonably likely to (1) prevent, delay, or impair Southern States’ ability to consummate the merger or the transactions contemplated by the merger agreement or (2) agree to take, make any commitment to take, or adopt any resolutions of its board of directors in support of, any of the actions prohibited by the merger agreement;

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except as required by law, file any application or make any contract or commitment for the opening, relocation, or closing of any, or open, relocate, or close any, branch office, loan production, or servicing facility or automated banking facility, except for any change that may be requested by FB Financial;

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merge or consolidate itself or any of its subsidiaries with any other person, or restructure, reorganize or completely or partially liquidate or dissolve it or any of its subsidiaries; or

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(1) Enter into any contract with respect to, or otherwise agree or commit to do, or adopt any resolutions of its board of directors or similar governing body in support of, any of the above prohibited actions or (2) take any action that is intended or expected to result in any of the conditions to the merger not being satisfied in any material respect or in a violation of any provision of the merger agreement, except, in every case, as may be required by applicable law.

FB Financial has also agreed that until the effective time of the merger agreement, unless the prior written consent of Southern States (which Southern States may not unreasonably withhold, condition or delay) has been obtained and except as otherwise expressly contemplated in the merger agreement it will not, or permit any of its subsidiaries to:
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amend FB Financial’s charter or bylaws in a manner that would adversely affect the economic benefits of the merger to the holders of FB Financial common stock or adversely affect the holders of FB Financial common stock relative to the other holders of FB Financial common stock;

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except for regular dividends and dividends from subsidiaries to FB Financial, make, declare, pay, or set aside for payment of dividends payable in cash, stock, or property on or in respect of, or declare or make any distribution on, any shares of its capital stock;

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adopt or publicly propose a plan of complete or partial liquidation or resolutions providing for or authorizing such a liquidation or a dissolution, in each case, of FB Financial or FirstBank;

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incur any indebtedness for borrowed money that would reasonably be expected to prevent FB Financial or its subsidiaries from assuming the Southern States’ outstanding indebtedness contemplated by the merger agreement;

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take any action or knowingly fail to take any action where such action or failure to act could reasonably be expected to prevent or impede the merger, taken together, from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code;

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take any action or knowingly fail to take any action not contemplated by the merger agreement that is intended or is reasonably likely to (1) prevent, delay, or impair FB Financial’s ability to consummate the merger or the transactions contemplated by the merger agreement or (2) agree to take, make any commitment to take, or adopt any resolutions of its board of directors in support of, any of the actions prohibited by the merger agreement; or

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(1) enter into any contract with respect to, or otherwise agree or commit to do, or adopt any resolutions of its board of directors or similar governing body in support of, any of the foregoing or (2) take any action that is intended or expected to result in any of the conditions to the merger not being satisfied in any material respect or in a violation of any provision of the merger agreement, except, in every case, as may be required by applicable law.

Regulatory Matters
FB Financial and Southern States have agreed to cooperate and use their respective commercially reasonable efforts (1) to promptly prepare all documentation, and to effect all filings, to obtain all permits and consents of all third parties and governmental authorities necessary to consummate the transactions contemplated by the merger agreement, the required regulatory approvals and all other consents of a governmental authority required to consummate the merger in the manner contemplated by the merger agreement, (2) to comply with the terms and conditions of such permits and consents, and (3) to cause the transactions contemplated by the merger agreement to be consummated as expeditiously as practicable.
Notwithstanding the foregoing or anything to the contrary in the merger agreement, nothing contained in the above shall be deemed to require FB Financial or any of its subsidiaries or Southern States or any of its subsidiaries to take any non-standard action, or commit to take any such action, or agree to any non-standard condition or restriction, in connection with obtaining the above referenced permits and consents of any governmental authority that would reasonably be likely to have a material and adverse effect (measured on a scale relative to Southern States) on the condition (financial or otherwise), results of operations, liquidity, assets or deposit liabilities, properties or business of the surviving entity or the surviving bank, giving effect to the merger.
For a more complete discussion of the regulatory approvals required to complete the mergers and the terms of the merger agreement related to regulatory approvals, please see the section entitled “The Merger — Regulatory Approvals Required for the Mergers.”
Tax Matters
FB Financial and Southern States have agreed to use their respective reasonable best efforts to cause the merger to qualify as a “reorganization” within the meaning of Section 368(a) of the Code for federal income tax purposes.
Employee Matters
Following the effective time, FB Financial shall maintain or cause to be maintained employee benefit plans for the benefit of employees who are full time employees of Southern States on the closing date and who become employees of FB Financial that provide employee benefits which, in the aggregate, are substantially comparable to the employee benefits and cash-based compensation opportunities that are made available on a uniform and non-discriminatory basis to similarly situated employees of FB Financial.
Southern States and its subsidiaries will cause Southern States Bank to take all necessary action to terminate any Southern States benefit plan that is intended to constitute a tax-qualified plan under Section 401(a) of the Code, (a “Southern States 401(a) plan”), effective no later than the day before the closing date.
Southern States will, to the extent any payments or benefits made with respect to, or which could arise as a result of, the merger agreement or the transactions contemplated thereby, could be characterized as an “excess parachute payment” within the meaning of Section 280G(b)(1) of the Code, prior to the closing date, cooperate in good faith with FB Financial to effect reasonable measures to minimize any such payments or benefits from being characterized as “excess parachute payments” within the meaning of Section 280G(b)(1) of the Code.
D&O Indemnification and Insurance
The merger agreement provides that no later than three business days before the closing date, FB Financial will purchase and continue to maintain for a period of six years following the effective time, director’s and officer’s liability insurance (“D&O Insurance”) with respect to claims against such directors and officers arising from facts or events occurring before the effective time (including the transactions contemplated hereby), which insurance will contain at least the same coverage and amounts, and contain terms and conditions no less advantageous to the indemnified party, as that coverage currently provided by Southern States. FB Financial, however, will not be required to pay for such tail insurance a premium amount in excess of 200% of the annual premiums paid by Southern States for D&O Insurance in effect as of the date of the merger agreement. For a period of six years from and after the effective time, FB Financial and surviving entity will indemnify and hold harmless the present and former directors and officers of Southern States and its subsidiaries against all costs, expenses (including reasonable attorney’s fees), judgments, fines, losses, damages, liabilities, or amounts that are paid in settlement (which settlement shall require the prior written consent of FB Financial, which consent shall not be unreasonably withheld) in connection with any pending or threatened claim, action, suit, proceeding, or investigation, whether civil, criminal, administrative or investigative, arising in whole or in part out of, or pertaining to, actions or omissions of such persons in the course of performing their duties for Southern States or any of its subsidiaries occurring at or before the effective time (including the merger and the other transactions contemplated hereby), regardless of whether such claim is asserted or claimed before, at, or after, the effective time, to the fullest extent permitted under the organizational documents of Southern States and its subsidiaries in effect on the date of the merger agreement and the fullest extent permitted by applicable law.
Certain Additional Covenants
The merger agreement also contains additional covenants, including, but not limited to, covenants relating to the filing of this joint proxy statement/prospectus, obtaining required consents, access to information, the listing of the shares of FB Financial common stock to be issued in the merger, assumption of debt and public announcements with respect to the transactions contemplated by the merger agreement.
Agreement Not to Solicit Other Offers
Southern States has agreed that it shall not, and shall cause its subsidiaries and each of their respective officers, directors, and employees not to, and will not authorize any investment bankers, financial advisors, attorneys, accountants, consultants, affiliates or other agents of Southern States or any of Southern States’ subsidiaries to, directly or indirectly:
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initiate, solicit, induce, or knowingly encourage, or take any action to facilitate the making of, any inquiry, offer or proposal which constitutes, or could reasonably be expected to lead to, an acquisition proposal;

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participate in any discussions or negotiations regarding any acquisition proposal or furnish, or otherwise afford access, to any person (other than FB Financial) any information or data with respect to Southern States or any of its subsidiaries or otherwise relating to an acquisition proposal (except to notify a person that has made or, to the knowledge of the Southern States, is making any inquiries with respect to, or is considering making, an acquisition proposal, of the existence of Southern States’ agreement under the merger agreement not to solicit other offers);

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release any person from, waive any provisions of, or fail to enforce any confidentiality agreement or standstill agreement to which Southern States is a party; or

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enter into any agreement, confidentiality agreement, agreement in principle or letter of intent with respect to any acquisition proposal or approve or resolve to approve any acquisition proposal or any agreement, agreement in principle, or letter of intent relating to an acquisition proposal.

Southern States and its subsidiaries have agreed to, and agreed to cause each of its representatives to, immediately cease and cause to be terminated any and all existing discussions, negotiations, and communications with any persons with respect to any existing or potential acquisition proposal.
Notwithstanding those non-solicitation obligations, prior to the date of the Southern States special meeting, Southern States may take any of the actions prohibited by the above-referenced non-solicitation obligations if, but only if, (1) Southern States has received a bona fide unsolicited written acquisition proposal that did not result from a breach of the merger agreement; (2) the board of directors of Southern States reasonably determines in good faith, after consultation with and having considered the advice of its outside financial advisor and outside legal counsel, that (i) such acquisition proposal constitutes or is reasonably likely to lead to a superior proposal and (ii) the failure to take such actions more likely than not would result in a violation of its fiduciary duties to Southern States’ stockholders under applicable law; (3) Southern States has provided FB Financial with at least two business days’ prior notice of such determination; and (4) prior to furnishing or affording access to any information or data with respect to Southern States or any of its subsidiaries or otherwise relating to an acquisition proposal, Southern States receives from such person a confidentiality agreement with terms no less favorable to Southern States than those contained in the confidentiality agreement with FB Financial.

For purposes of the merger agreement,
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an “acquisition proposal” means any inquiry, offer or proposal (other than an inquiry, offer, or proposal from FB Financial), whether or not in writing, contemplating, relating to, or that could reasonably be expected to lead to, (1) any transaction or series of transactions involving any merger, consolidation, recapitalization, share exchange, liquidation, dissolution, or similar transaction involving Southern States or any of its subsidiaries whose assets, individually or in the aggregate, constitute 20% or more of the consolidated assets of Southern States; (2) any transaction pursuant to which any third party or group acquires or would acquire (whether through sale, lease or other disposition), directly or indirectly, assets that individually or in the aggregate, constitute 20% or more of the consolidated assets of Southern States; (3) any issuance, sale or other disposition of (including by way of merger, consolidation, share exchange or any similar transaction) securities (or options, rights or warrants to purchase or securities convertible into, such securities) representing 20% or more of the votes attached to the outstanding securities of Southern States or any of its subsidiaries; (4) any tender offer or exchange offer that, if consummated, would result in any third party or group beneficially owning 20% or more of any class of equity securities of Southern or any of its subsidiaries; or (E) any transaction which is similar in form, substance or purpose to any of the foregoing transactions, or any combination of the foregoing;

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a “superior proposal” means a bona fide, unsolicited acquisition proposal (1) that if consummated would result in a third party (or in the case of a direct merger between such third party and Southern States or any of its subsidiaries, the stockholders of such third party) acquiring, directly or indirectly, more than 50% of the outstanding Southern States common stock or more than 50% of the assets of Southern States and its subsidiaries, taken as a whole, for consideration consisting of cash and/or securities and (2) that the board of directors of Southern States reasonably determines in good faith, after consultation with its outside financial advisor and outside legal counsel, (i) is reasonably capable of being completed, taking into account all financial, legal, regulatory and other aspects of such proposal, including all conditions contained therein and the person making such acquisition proposal, and (ii) as applicable, taking into account any changes to the merger agreement proposed by FB Financial in writing in response to such acquisition proposal, as contemplated by the merger agreement, and all financial, legal, regulatory and other aspects of such acquisition proposal, including all conditions contained therein and the person making such proposal, is more favorable to the stockholders of Southern States from a financial point of view than the merger.

Shareholder Meetings and Recommendation of FB Financial and Southern States Boards of Directors
Each of FB Financial and Southern States has agreed to hold a meeting of its shareholders as promptly as practicable after this joint proxy statement/prospectus is declared effective by the SEC for the purpose of obtaining Southern States stockholder approval, in the case of Southern States stockholders, and obtaining FB Financial shareholder approval, in the case of FB Financial shareholders.
The board of directors of Southern States has agreed to at all times prior to and during the Southern States special meeting recommend approval of merger agreement by the stockholders of Southern States and the transactions contemplated hereby (including the merger) and any other matters required to be approved by Southern States’ stockholders for consummation of the merger and the transactions contemplated by the merger agreement, and shall not withhold, withdraw, amend, modify, change, or qualify such recommendation in a manner adverse in any respect to the interests of FB Financial or take any other action or make any other public statement inconsistent with such recommendation. In the event that there is present at the Southern States special meeting, in person or by proxy, sufficient favorable voting power to secure Southern States stockholder approval, Southern States will not adjourn or postpone the Southern States special meeting unless Southern States is advised by counsel that failure to do so would result in a breach of the fiduciary duties of the board of directors of Southern States. Southern States shall keep FB Financial updated with respect to the proxy solicitation results in connection with the Southern States special meeting as reasonably requested by FB Financial.
The board of directors of FB Financial has agreed to at all times prior to and during the FB Financial special meeting recommend approval of the issuance of shares of FB Financial common stock in connection with the merger and any other matters required to be approved by FB Financial’s shareholders for consummation of the merger and the transactions contemplated by the merger agreement, and shall not withhold, withdraw, amend, modify, change, or qualify such recommendation in a manner adverse in any respect to the interests of Southern States or take any other action or make any other public statement inconsistent with such recommendation. In the event that there is present at the FB Financial special meeting, in person or by proxy, sufficient favorable voting power to secure FB Financial shareholder approval, FB Financial will not adjourn or postpone the FB Financial special meeting unless FB Financial is advised by counsel that failure to do so would result in a breach of the fiduciary duties of the board of directors of FB Financial.
Notwithstanding the above, prior to the receipt of Southern States stockholder approval, the board of directors of Southern States may withdraw, qualify, amend or modify its recommendation or cause or permit Southern States to terminate the merger agreement to enter into a definitive agreement with respect to a superior proposal in accordance with the terms of the merger agreement after the third business day following FB Financial’s receipt of a notice from Southern States advising FB Financial that the board of directors of Southern States has decided (in good faith after consultation with its outside legal counsel and financial advisor) that a bona fide unsolicited written acquisition proposal that it received (that did not result from a breach of the merger agreement) constitutes a superior proposal if, but only if:
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the board of directors of Southern States has determined in good faith, after consultation with and having considered the advice of outside legal and its financial advisor, that the failure to take such actions more likely than not would result in a violation of its fiduciary duties to Southern States’ stockholders under applicable law;

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during the five business day period after receipt of the notice of superior proposal by FB Financial, the notice period, Southern States and the board of directors of Southern States shall have cooperated and negotiated in good faith with FB Financial to make such adjustments, modifications or amendments to the terms and conditions of the merger agreement as would enable Southern States to proceed with recommendation without any withdrawal, qualification, amendment or modification of the recommendation; provided, however, that FB Financial shall not have any obligation to propose any adjustments, modifications or amendments to the terms and conditions of the merger agreement; and

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at the end of the notice period, after taking into account any such adjusted, modified, or amended terms as may have been proposed by FB Financial (which terms must be in writing) since its receipt of such notice of superior proposal, the board of directors of Southern States has again in good faith made the determination (1) that the failure to take such actions more likely than not would result in a violation of its fiduciary duties to Southern States’ stockholders under applicable law, and (2) that such acquisition proposal constitutes a superior proposal.

Any material amendment to any acquisition proposal will require a new determination and notice period.
In addition, prior to the receipt of the FB Financial shareholder approval, the board of directors of FB Financial may withdraw, qualify, amend or modify its recommendation if, but only if:
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the board of directors of FB Financial has determined in good faith, after consultation with and having considered the advice of outside legal and, with respect to financial matters, its financial advisor, that the failure to take such actions more likely than not would result in a violation of its fiduciary duties to FB Financial’s shareholders under applicable law;

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FB Financial has provided Southern States at least five business days prior written notice of its intention take such action and a reasonable description of the events or circumstances giving rise to its determination to take such action;

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during such five business day period, FB Financial and the board of directors of FB Financial shall have cooperated and negotiated in good faith with Southern States to make such adjustments, modifications or amendments to the terms and conditions of the merger agreement as would enable FB Financial to proceed with its recommendation without any withdrawal, qualification, amendment or modification; provided, however, that Southern States shall not have any obligation to propose any adjustments, modifications or amendments to the terms and conditions of the merger agreement; and
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at the end of such five business day period, after taking into account any such adjusted, modified, or amended terms as may have been proposed by Southern States (which terms must be in writing), the board of directors of FB Financial has again in good faith made the determination that the failure to take such actions more likely than not would result in a violation of its fiduciary duties to FB Financial’s shareholders under applicable law.

Conditions to Consummation of the Merger
The respective obligation of each party to consummate the merger and the other transactions contemplated thereby is subject to the satisfaction or waiver at or prior to the effective time of the following conditions:
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the approval of the Southern States merger proposal by Southern States stockholders and the approval of the FB Financial share issuance proposal by FB Financial shareholders;

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the receipt of all requisite regulatory approvals without the imposition of a burdensome condition;

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the absence of any law or order issued by any court or agency of competent jurisdiction or other legal restraint or prohibition preventing the consummation of any of the transactions contemplated by the merger agreement shall be in effect

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the absence of any statute, rule, regulation, or order enacted, entered, promulgated or enforced by any governmental authority that prohibits or makes illegal the consummation of any of the transactions contemplated by the merger agreement;

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the effectiveness of the registration statement of which this joint proxy statement/prospectus is a part under the Securities Act and there being no stop order issued suspending the effectiveness of this joint proxy statement/prospectus and no proceedings for that purpose shall have been initiated or threatened by the SEC or any other governmental authority;

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the authorization of the listing on the NYSE of the FB Financial common stock to be issued pursuant to the merger; and

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the receipt by FB Financial and Southern States of a written opinion of Alston & Bird and Jones Walker, respectively, in form and substance reasonably satisfactory to FB Financial and Southern States, as appropriate, to the effect that the merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Code for federal income tax purposes.

Each party’s obligation to consummate the merger and the other transactions contemplated thereby is also subject to the satisfaction or waiver at or prior to the effective time of the following conditions:
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the accuracy of the representations and warranties of the other party in the merger agreement as of the date of the merger agreement and as of the effective time, subject to the materiality standards provided in the merger agreement;

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the performance by the other party in all material respects of all obligations, covenants and agreements of such party required to be performed by it under the merger agreement at or prior to the effective time;

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the receipt of a certificate from the other party to the effect that the conditions described above have been satisfied;

•
in the case of Southern States, the absence of a material adverse effect on FB Financial or FirstBank since the date of the merger agreement;

•
in the case of FB Financial, the absence of a material adverse effect on Southern States or any of its subsidiaries since the date of the merger agreement;

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in the case of FB Financial, the receipt of all consents and other assurances from all non-governmental third parties which are required to be obtained under the terms of any contract, agreement or instrument to which Southern or any of its subsidiaries is a party or by which any of their respective properties is bound in order to prevent the consummation of the transactions contemplated by the merger agreement from constituting a default under such contract, agreement or instrument or creating any lien, claim or charge upon any of the assets of Southern States or any of its subsidiaries; and
•
in the case of FB Financial, FB Financial shall have received from Southern States, under penalties of perjury, (1) a notice to the IRS conforming to the requirements of Regulations Section 1.897-2(h) executed by Southern States, and (2) a certificate stating that Southern States is not and has not been a United States real property holding corporation, pursuant to Regulations Section 1.1445-2(c)(3) and in form and in substance required under Regulations Section 1.897-2(h), dated as of the closing date, and as reasonably acceptable to FB Financial.

We cannot be certain when, or if, the conditions to the merger will be satisfied or waived, or that the merger will be completed in the third quarter of 2025 or at all. As of the date of this joint proxy statement/prospectus, we have no reason to believe that any of these conditions will not be satisfied.
Termination of the Merger Agreement
The merger agreement may be terminated, and the transactions contemplated hereby may be abandoned by mutual written agreement, or by either party in the following circumstances:
•
if either of FB Financial’s or Southern States’ respective boards of directors so determines by a vote of a majority of the members of its entire board, in the event any requisite regulatory approval required for consummation of the transactions contemplated by the merger agreement shall have been denied by final, non-appealable action by such governmental authority or an application therefor shall have been permanently withdrawn at the request of a governmental authority unless the failure to obtain the requisite regulatory approval is due to the failure of the party seeking to terminate the merger agreement to perform or observe the obligations, covenants and agreements of such party set forth therein;

•
if (1) if the Southern States stockholder approval shall not have been obtained at the Southern States special meeting duly convened therefor or at any adjournment or postponement thereof, or (2) if the FB Financial shareholder approval shall not have been obtained at the FB Financial special meeting duly convened therefor or at any adjournment or postponement thereof; provided, that no party may terminate the merger agreement if such party has breached in any material respect any of its obligations under the merger agreement, in each case in a manner that caused the failure to obtain the Southern States stockholder approval at the Southern States special meeting, or at any adjournment or postponement thereof, or the FB Financial shareholder approval at the FB Financial special meeting, or at any adjournment or postponement thereof, as applicable;

•
by action of either the board of directors of FB Financial or the board of directors of Southern States (provided, that the terminating party is not then in material breach of any representation, warranty, covenant or other agreement contained therein) if there shall have been a material breach of any of the covenants or agreements or any of the representations or warranties (or any such representation or warranty shall cease to be true) set forth in the merger agreement on the part of Southern States, in the case of a termination by FB Financial, or FB Financial, in the case of a termination by Southern States, which breach or failure to be true, either individually or in the aggregate with all other breaches by such party (or failures of such representations or warranties to be true), would constitute, if occurring or continuing on the closing date, the failure of a condition to close the merger agreement by FB Financial or Southern States, as applicable, and which is not cured by the earlier of the (1) two business days prior to the expiration date or (2) 30 days following written notice to the Southern States, in the case of a termination by FB Financial, or to FB Financial, in the case of a termination by the Southern States, or by its nature or timing cannot be cured during such period; or

•
if the merger has not been consummated on or before December 31, 2025, provided, however, that such date will be automatically extended to March 31, 2026, if the only outstanding condition to closing the merger agreement is the receipt of all requisite regulatory approvals, unless the failure of the closing to occur by December 31, 2025 shall be due to a material breach of the merger agreement by the party seeking to terminate the merger agreement.
In addition, FB Financial may terminate the merger agreement if:
•
if (1) there has been a material breach by Southern States of its obligation to call, give notice of, convene or hold the Southern States special meeting or of its non-solicitation obligations with respect to acquisition proposals, or (2) the board of directors of Southern States takes an action adverse to its recommendation obligation (as set forth in the merger agreement).

In addition, Southern States may terminate the merger agreement if:
•
at any time before obtaining the Southern States stockholder approval if the board of directors of Southern States authorizes Southern States, in compliance with the terms of the merger agreement, to enter into a binding definitive agreement in respect of a superior proposal with a third party, provided, that Southern States shall simultaneously pay any termination fee that is required under the merger agreement; or

•
if (1) there shall have been a material breach by FB Financial of its obligation to call, give notice of, convene or hold the FB Financial special meeting or of its obligations with respect to acquisition proposals of Southern States, or (2) the board of directors of FB Financial takes an action adverse to its recommendation obligation (as set forth in the merger agreement).

Effect of Termination
If the merger agreement is terminated and abandoned, it will become void and have no further force or effect and neither FB Financial nor Southern States will have any liability for any matters addressed in the merger agreement or other claim relating to the merger agreement and the transactions contemplated by the merger agreement, except that (1) designated provisions of the merger agreement will survive the termination, including, but not limited to, those relating to payment of fees and expenses and the confidential treatment of information and (2) both FB Financial and Southern States will remain liable for any liability resulting from fraud or breach of any provision of the merger agreement occurring prior to termination or abandonment.
In the event of termination of the merger agreement by either FB Financial or Southern States, the merger agreement will become void and have no effect, and none of Southern States, FB Financial, any of their respective subsidiaries or any of the officers or directors of any of them shall have any liability of any nature whatsoever hereunder, or in connection with the transactions contemplated hereby, except that (1) designated provisions of the merger agreement shall survive any termination, including, but not limited to, those relating to confidential treatment of information and payment of fees and expenses, and (2) termination of the merger agreement will not relieve a breaching party from liability for any breach of any covenant, agreement, representation or warranty of the merger agreement (i) giving rise to such termination and (ii) resulting from fraud or any willful and material breach.
Termination Fee
Southern States will pay FB Financial a $15,000,000 termination fee if:
•
Southern States terminates the merger agreement in connection with the board of directors of Southern States authorizing Southern States to enter into a binding definitive agreement in respect of a superior proposal with a third party.

•
FB Financial terminates the merger agreement as a result of (1) a material breach by Southern States of its obligation to call, give notice of, convene or hold the Southern States special meeting or of its non-solicitation obligations with respect to acquisition proposals, or (2) the board of directors of Southern States taking an action adverse to its recommendation obligation (as set forth in the merger agreement); or

•
(1) either FB Financial or Southern States effects a no-vote termination or either Southern States or FB Financial effects an expiration date termination, or (2) FB Financial effects a breach termination and, in each case, prior to such termination, an acquisition proposal for Southern States has been made or an intention to make an acquisition proposal has been publicly announced, and, within 12 months of such termination, any acquisition proposal results in a definitive agreement or a completed transaction (whether or not the same acquisition proposal as that referred to above and provided, that all references in the definition of acquisition proposal to “20%” will instead refer to “50%”).
FB Financial will pay Southern States a $15,000,000 termination fee if:
•
Southern States terminated the agreement in connection with (1) a material breach by FB Financial of its obligation to call, give notice of, convene or hold the FB Financial special meeting or of its obligations with respect to acquisition proposals of Southern States, or (2) the board of directors of FB Financial taking an action adverse to its recommendation obligation (as set forth in the merger agreement).

If either party fails to pay any fee payable when due, then such party will pay interest on such amounts from the date payment of such amounts were due to the date of actual payment at the rate of interest equal to the sum of (1) the rate of interest published from time to time in The Wall Street Journal, Eastern Edition (or any successor publication thereto), designated therein as the prime rate on the date such payment was due, plus (2) 200 basis points, together with the costs and expenses of the other party (including reasonable legal fees and expenses) in connection with such suit.
Expenses and Fees
Each party will pay all expenses incurred by it in connection with the merger agreement and the transactions contemplated thereunder, including fees and expenses of its own financial consultants, accountants and counsel. FB Financial will pay all filing fees associated with the filing of this joint proxy statement/prospectus.
Amendments and Waivers
Prior to the effective time and to the extent permitted by applicable law, any provision of the merger agreement may be (1) waived by the party benefited by the provision, provided such waiver is in writing and signed by such party, or (2) amended or modified at any time, by an agreement in writing among the parties executed in the same manner as the merger agreement, except that after the Southern States special meeting and the FB Financial special meeting, no amendment shall be made which by law requires further approval by the shareholders of Southern States or FB Financial, as applicable, without obtaining such approval. The waiver by any party of a breach of any provision of the merger agreement will not operate or be construed as a further or continuing waiver of such breach or as a waiver of any other or subsequent breach.
Voting Agreements
Each of the members of the Southern States board of directors and the executive officers of Southern States, in their capacities as stockholders of Southern States, have separately entered into the voting agreements, in which they have agreed to vote (or cause to be voted), in person or by proxy, or deliver (or cause to be delivered) a written consent covering, all of the covered shares as to which the stockholder controls the right to vote individual capacity (and not when stockholder is acting as a trustee, representative or fiduciary or other similar capacity), (1) in favor of the approval of the merger agreement and the consummation of the transactions contemplated thereby, including the mergers, and any actions required in furtherance thereof, (2) against any action or agreement that could result in a breach of any covenant, representation or warranty or any other obligation of Southern States under the merger agreement, (3) against any acquisition proposal, and (4) against any action, agreement, amendment to any agreement or organizational document, transaction, matter or proposal submitted for the vote or written consent of the stockholders of Southern States that is intended or would reasonably be expected to impede, interfere with, prevent, delay, postpone, discourage, frustrate the purposes of or adversely affect the mergers or the other transactions contemplated by the merger agreement or the voting agreement or the performance by Southern States of its obligations under the merger agreement. In addition, the voting agreements provide that such stockholders will not transfer any of their shares of Southern States common stock, subject to certain exceptions, until the earlier of the receipt of Southern States stockholder approval or the date on which the merger agreement is terminated in accordance with its terms. The voting agreements remain in effect until the earlier to occur of the effective time, the date of termination of the merger agreement in accordance with its terms, and the termination of the voting agreement by mutual written consent of the parties thereto.
Each of the members of the FB Financial board of directors and certain executive officers of FB Financial, in their capacities as shareholders of FB Financial have separately entered into the voting agreements, in which they have agreed to vote (or cause to be voted), in person or by proxy, or deliver (or cause to be delivered) a written consent covering, all of the covered shares as to which the shareholder controls the right to vote individual capacity (and not when shareholder is acting as a trustee, representative or fiduciary or other similar capacity), (1) in favor of the approval of issuance of shares of FB Financial common stock in connection with the merger and the consummation of the transactions contemplated by the merger agreement, including the mergers, and any actions required in furtherance thereof, (2) against any action or agreement that could result in a breach of any covenant, representation or warranty or any other obligation of FB Financial under the merger agreement, and (3) against any action, agreement, amendment to any agreement or organizational document, transaction, matter or proposal submitted for the vote or written consent of the shareholders of FB Financial that is intended or would reasonably be expected to impede, interfere with, prevent, delay, postpone, discourage, frustrate the purposes of or adversely affect the mergers or the other transactions contemplated by the merger agreement or the voting agreement or the performance by FB Financial of its obligations under the merger agreement. In addition, the voting agreements provide that such shareholders will not transfer any of their shares of FB Financial common stock, as applicable, subject to certain exceptions, until the earlier of the receipt of FB Financial shareholder approval or the date on which the merger agreement is terminated in accordance with its terms. The voting agreements remain in effect until the earlier to occur of the effective time, the date of termination of the merger agreement in accordance with its terms, and the termination of the voting agreement by mutual written consent of the parties thereto.
The foregoing description of the voting agreements is subject to, and qualified in its entirety by reference to, the voting agreements, forms of which are included in the Merger Agreement attached to this joint proxy statement/prospectus as Annex A and are incorporated by reference into this joint proxy statement/prospectus.
Agreements with FB Financial
As inducement for the parties to enter into the merger agreement, each of Mr. Chambers and Ms. Joyce have entered into a Settlement Agreement with Southern States, FB Financial and FirstBank and an offer letter with FirstBank, to be effective upon closing. For a description of these agreements, please see the section entitled “The Merger — Interests of Southern States’ Directors and Executive Officers in the Merger.”

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER
The following discussion sets forth the anticipated material U.S. federal income tax consequences of the merger to U.S. holders (as defined below) of Southern States common stock. This discussion does not address any tax consequences arising under the laws of any state, local or foreign jurisdiction, or under any U.S. federal laws other than those pertaining to income tax. This discussion is based upon the Code, the regulations promulgated under the Code and court and administrative rulings and decisions, all as in effect on the date of this joint proxy statement/prospectus. These laws may change, possibly retroactively, and any change could affect the accuracy of the statements and conclusions set forth in this discussion. To the extent this section consists of statements as to matters of U.S. federal income tax law, this section constitutes the opinion of Alston & Bird LLP and the opinion of Jones Walker L.L.P.
For purposes of this discussion, a “U.S. holder” is a beneficial owner of Southern States common stock and is, for U.S. federal income tax purposes, (1) an individual citizen or resident of the United States, (2) a corporation (or entity treated as a corporation for U.S. federal income tax purposes) organized in or under the laws of the United States or any state thereof or the District of Columbia, (3) a trust if (a) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust, or (b) such trust has made a valid election to be treated as a U.S. person for U.S. federal income tax purposes, or (4) an estate, the income of which is subject to U.S. federal income tax regardless of its source.
This discussion applies only to U.S. holders who hold their shares of Southern States common stock as a capital asset within the meaning of Section 1221 of the Code (generally, property held for investment) and exchange those shares for the merger consideration in the merger. Further, this discussion does not address all aspects of U.S. federal income taxation that may be relevant to you in light of your particular circumstances or that may be applicable to you if you are subject to special treatment under the U.S. federal income tax laws, including if you are:
•
a financial institution;

•
a tax-exempt organization;

•
a pass-through entity (or an investor in a pass-through entity);

•
an insurance company;

•
a mutual fund;

•
a dealer or broker in stocks and securities, or currencies;

•
a trader in securities that elects mark-to-market treatment;

•
a Southern States stockholder that received Southern States common stock through the exercise of an employee stock option, through a tax qualified retirement plan or otherwise as compensation;

•
a person that is not a U.S. holder;

•
a person that has a functional currency other than the U.S. dollar;

•
a real estate investment trust;

•
regulated investment companies;

•
a Southern States stockholder that holds Southern States common stock as part of a hedge, straddle, constructive sale, wash sale, conversion or other integrated transaction; or

•
a U.S. expatriate.

This discussion does not address any tax consequences arising under any U.S. state or local, or foreign laws, the laws of any U.S. territory or possession, the alternative minimum tax or under any U.S. federal laws other than U.S. federal income tax laws, nor does it address any tax consequences arising under the unearned income Medicare contribution tax pursuant to the Health Care and Education Reconciliation Act of 2010.

If a partnership (including for this purpose an entity or an arrangement treated as a partnership for U.S. federal income tax purposes) holds Southern States common stock, the tax treatment of a partner in such partnership generally will depend on the status of the partner and the activities of the partnership. Any entity treated as a partnership for U.S. federal income tax purposes that holds Southern States common stock, and any partners in such partnership, are strongly urged to consult their own tax advisors about the tax consequences of the merger to them.
This discussion, and the tax opinions referred to below, is based upon the Code, the U.S. Treasury regulations promulgated thereunder and judicial and administrative authorities, rulings, and decisions, all as in effect on the date of this joint proxy statement/prospectus. These authorities may change, possibly with retroactive effect, and any such change could affect the accuracy of the statements and conclusions set forth in this discussion. The tax opinion described below will not be binding on the IRS, or any court. Southern States and FB Financial have not sought and will not seek any ruling from the IRS regarding any matters relating to the merger, and as a result, there can be no assurance that the IRS will not assert, or that a court would not sustain, a position contrary to any of the conclusions set forth below.
Determining the actual tax consequences of the merger to you may be complex and will depend on your specific situation and on factors that are not within our control. You are strongly urged to consult with your own tax advisor as to the specific tax consequences of the merger in your particular circumstances, including the applicability and effect of the alternative minimum tax and any U.S. federal, state and local, foreign and other tax laws and of changes in those laws.
U.S. Federal Income Tax Consequences of the Merger Generally
Southern States and FB Financial intend for the merger to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. It is a condition to the obligations of Southern States and FB Financial to complete the merger that they each receive an opinion from Jones Walker L.L.P. and Alston & Bird LLP, respectively, in form and substance reasonably satisfactory to Southern States and FB Financial, as appropriate, to the effect that the merger will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither Southern States nor FB Financial currently intends to waive this condition to the consummation of the merger. In the event that either Southern States or FB Financial waives the condition to receive such tax opinion and the tax consequences of the merger materially change, Southern States and FB Financial will recirculate appropriate soliciting materials and seek new approval of the merger from Southern States and FB Financial shareholders.
The opinions of Jones Walker L.L.P. and Alston & Bird LLP will be based on the assumption that the merger will be completed in the manner set forth in the merger agreement and the registration statement on Form S-4 of which this joint proxy statement/prospectus forms a part, and on representation letters provided by Southern States and FB Financial to be delivered at the time of the closing. These opinions will also be based on the assumption that the representations found in the representation letters are, as of the effective time, true and complete without qualification and that the representation letters are executed by appropriate and authorized officers of Southern States and FB Financial. If any of the representations, warranties, covenants or assumptions upon which the opinions described above are based are inconsistent with the actual facts, or if any condition contained in the merger agreement and affecting these opinions is breached or is waived by any party, the U.S. federal income tax consequences of the merger could be adversely affected.
Neither of the opinions described above will be binding on the IRS. Southern States and FB Financial have not sought and will not seek any ruling from the IRS regarding any matters relating to the merger, and, as a result, there can be no assurance that the IRS will not assert, or that a court would not sustain, a position contrary to any of the conclusions set forth below.
As a “reorganization,” the material U.S. federal income tax consequences of the merger to U.S. holders of Southern States common stock are set forth in the remainder of this discussion:
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a holder who receives shares of FB Financial common stock (or receives FB common stock and cash solely in lieu of a fractional share) in exchange for shares of Southern States common stock generally will not recognize any gain or loss upon the merger, except with respect to the cash received by a Southern States stockholder in lieu of a fractional share of FB Financial common stock as discussed below;

•
the aggregate tax basis of the FB Financial common stock received in the merger (including fractional share interests in FB Financial common stock deemed received and exchanged for cash) will be equal to the holder’s aggregate tax basis in the Southern States common stock for which it is exchanged; and

•
the holding period of FB Financial common stock received in the merger (including any fractional shares deemed received and redeemed as described below) will include the holder’s holding period of the Southern States common stock for which it is exchanged.

If holders acquired different blocks of Southern States common stock at different times and at different prices, a holder’s tax basis and holding period in FB Financial common stock may be determined with reference to each block of Southern States common stock. U.S. holders should consult their tax advisors regarding the manner in which shares of FB Financial common stock should be allocated among different blocks of their Southern States common stock surrendered in the merger.
Cash Instead of Fractional Shares
If a U.S. holder receives cash instead of a fractional share of FB Financial common stock, the U.S. holder will be treated as having received such fractional share of FB Financial common stock pursuant to the merger and then as having received cash in exchange for such fractional share of FB Financial common stock. As a result, such U.S. holder generally will recognize gain or loss equal to the difference between the amount of cash received instead of a fractional share and the U.S. holder’s basis in the fractional share of FB Financial common stock as set forth above. Such gain or loss generally will be capital gain or loss and will be long-term capital gain or loss if, as of the effective time, the holding period for such fractional share (including the holding period of shares of Southern States common stock surrendered therefor) exceeds one year. The deductibility of capital losses is subject to limitations.
Backup Withholding
If you are a non-corporate U.S. holder of Southern States common stock, you may be subject, under certain circumstances, to information reporting and backup withholding (currently at a rate of 24%) on any cash payments you receive. You generally will not be subject to backup withholding, however, if you:
•
furnish a correct taxpayer identification number, certify that you are not subject to backup withholding and otherwise comply with all the applicable requirements of the backup withholding rules; or

•
provide proof that you are otherwise exempt from backup withholding.

Any amounts withheld under the backup withholding rules are not an additional tax and will generally be allowed as a refund or credit against your U.S. federal income tax liability, provided you timely furnish the required information to the IRS.
Certain Reporting Requirements
If you are a U.S. holder that receives FB Financial common stock in the merger and are considered a “significant holder,” you will be required (1) to file a statement with your U.S. federal income tax return for the year in which the merger occurs providing certain facts pertinent to the merger, including your tax basis in, and the fair market value of, the FB Financial common stock that you surrendered, and (2) to retain permanent records of these facts relating to the merger. You are a “significant holder” if, immediately before the merger, you (a) owned at least 5% (by vote or value) of the outstanding stock of Southern States or (b) owned Southern States securities with a tax basis of $1.0 million or more.
This discussion of certain material U.S. federal income tax consequences is not intended to be, and may not be construed as, tax advice. All holders of Southern States common stock are urged to consult their tax advisors with respect to the application of U.S. federal income tax laws to their particular situations as well as any tax consequences arising under the U.S. federal estate or gift tax rules, or under the laws of any state, local, foreign or other taxing jurisdiction or under any applicable tax treaty.

COMPARISON OF SHAREHOLDERS’ RIGHTS
If the merger is completed, holders of Southern States common stock will have a right to receive shares of FB Financial common stock in exchange for their shares of Southern States common stock. Southern States is organized under the laws of the State of Alabama, and FB Financial is organized under the laws of Tennessee. The following is a summary of the material differences between (1) the current rights of Southern States stockholders under the Alabama Business Corporation Law (the “ABCL”), and the Southern States certification of incorporation and the Southern States bylaws, and (2) the current rights of FB Financial shareholders under the Tennessee Business Corporation Act (the “TBCA”), and the FB Financial charter and the FB Financial bylaws.
The following summary is not a complete statement of the rights of shareholders of the two companies or a complete description of the specific provisions referred to below. This summary is qualified in its entirety by reference to the ABCL, the TBCA, and Southern States’ and FB Financial’s governing documents, which we urge Southern States stockholders to read. Copies of FB Financial’s and Southern States’ governing documents have been filed with the SEC and are available from each company. To find out where copies of these documents can be obtained, see the section entitled “Where You Can Find More Information.”
	Southern States	FB Financial
Capitalization:	Under the Southern States charter, Southern States is authorized to issue 30 million shares of Southern States common stock with voting rights, 5 million shares of non-voting common stock and 2 million shares of preferred stock. As of the record date, there were issued and outstanding 9,927,649 shares of Southern States common stock. No shares of preferred stock are outstanding.	Under the FB Financial charter, FB Financial is authorized to issue 75 million shares of FB Financial common stock and 7.5 million shares of preferred stock. As of the record date, there were issued and outstanding 45,807,689 shares of FB Financial common stock. No shares of preferred stock are outstanding.
Board of Directors:
The ABCL requires that a corporation have at least one director, with the number specified in or fixed in accordance with the certificate of incorporation or bylaws. The number of directors may be increased or decreased from time to time by amendment to, or in the manner provided in, the certificate of incorporation or bylaws.
The Southern States charter provides for a board of directors of not more than 15 directors with the exact number established by the board of directors in accordance with the Bylaws. Under the Southern States bylaws, the Board must be comprised of a minimum of 5 individuals and not more than 15 individuals.
The TBCA requires that a corporation have at least one director. Under the FB Financial bylaws, the board of directors consists of not less than one nor more than 15 members. The number of directors shall be fixed from time to time pursuant to a resolution adopted by the board of directors pursuant to and in compliance with any applicable shareholders’ agreement.

	Southern States	FB Financial
Election and Removal of Directors:
Under the ABCL, directors are elected at each annual stockholders’ meeting unless elected by written consent in lieu of an annual meeting or unless their terms are staggered.
The ABCL provides that stockholders may remove one or more directors with or without cause, unless the certificate of incorporation provides that directors may be removed only for cause.
The Southern States charter provides that subject to the bylaws, directors shall be elected on an annual basis and that directors may only be removed by the stockholders for cause.

Under the TBCA, directors are elected at each annual meeting thereafter, unless their terms are staggered or unless their terms are for more than one year.
The TBCA provides that the shareholders may remove one or more directors with or without cause unless the charter provides that directors may be removed only for cause.
Under the FB Financial charter, subject to the bylaws or any applicable shareholders’ agreement, any director may be removed from office but only for cause and only by the affirmative vote of the holders of a majority of the voting power of the shares entitled to vote in the election of directors, considered for this purpose as one class.
Under the FB Financial bylaws, a director shall be elected by shareholders at their annual meeting or a special meeting called for that purpose. Subject to the provisions contained in any applicable shareholders’ agreement, a director may be removed only for cause by the affirmative vote of the holders of a majority of the voting power of the then outstanding shares of capital stock entitled to vote generally in the election of directors voting together as a single class.

Board Vacancies:	The Southern States charter provides that vacancies on the board may be filled only by the board of directors, including by directors remaining in office although less than a quorum. A director elected to fill a vacancy shall hold office during the term to which his predecessor had been elected and until his successor shall have been elected and shall qualify, or until his earlier death or designation.	The FB Financial charter provides that any vacancy on the board of directors, including a vacancy that results from an increase in the number of directors or a vacancy that results from the removal of a director with cause, may be filled only the board of directors. The FB Financial bylaws further provide that any vacancies and newly created directorships resulting from any increase in the number

	Southern States	FB Financial
	Under the Southern States bylaws, if a vacancy occurs on the board of directors, (1) the board of directors may fill the vacancy, whether resulting from an increase in the number of directors or otherwise, or (2) if the directors remaining in office constitute fewer than a quorum of the board of directors, they may fill the vacancy, if it is one that the directors are authorized to fill, by the affirmative vote of a majority of all the directors remaining in office.	of directors may be filled, subject to any applicable shareholders’ agreement, by directors entitled to cast that number of votes constituting a majority of votes that may be cast by directors then in office, although less than a quorum, or by the sole remaining director.
Vote Required for Certain Shareholder Actions and Quorum Requirement:
The Southern States charter provides that stockholders are not authorized to act by written consent.
Under the Southern States bylaws, a majority of the Shares entitled to vote, represented in person or by proxy, shall constitute a quorum at all meetings of stockholders. If, however, such quorum is not present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, written notice of the adjourned meeting shall be given to the stockholders entitled to vote at the meeting.
Moreover, the Southern States bylaws provide that if a quorum

The FB Financial bylaws state that at any meeting of shareholders, the holders of record of a majority of FB Financial’s issued and outstanding capital stock then having voting rights, present in person or represented by proxy, shall constitute a quorum for the transaction of business, except as otherwise provided by law. In the absence of a quorum, any officer entitled to preside at or to act as secretary of the meeting shall have power to adjourn the meeting from time to time until a quorum is present.
Further, except as otherwise required by law, all matters submitted to a meeting of shareholders (other than director elections) shall be decided by vote of the holders of record, present in person or by proxy, and shall be approved if the votes cast in favor of the matter exceed the votes cast against the matter. Under the FB Financial bylaws, directors are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present.
Further, the FB Financial charter provides that the affirmative vote of holders of eighty percent of the voting power of the shares

	Southern States	FB Financial

is present, the affirmative vote of the majority of the Shares represented at the meeting and entitled to vote on the subject matter shall be the act of the stockholders, unless the vote of a greater number or voting by classes is required by the Constitution of Alabama as the same may be amended from time to time, by statute, or by the certificate of incorporation or the bylaws.
Each stockholder shall at every meeting of the stockholders be entitled to one vote in person or by proxy for each share having voting power held by such stockholder.

entitled to vote at an election of directors, voting together as a single class, shall be required to amend or repeal Article 10 (Board of Directors) or Article 13 (Shareholder Meetings; Voting) of the FB Financial charter, or to amend, alter, change or repeal, or to adopt any provisions of the charter or of the bylaws in a manner that is inconsistent with the purpose and intent of Article 10 or Article 13 of the FB Financial charter.
Unless otherwise provided by the TBCA or the FB Financial charter, as may be amended from time to time, each outstanding share of FB Financial common stock is entitled to one vote on each matter voted on at a shareholders’ meeting.

Amendment of Bylaws:	Article VIII of the Southern States bylaws provides that the bylaws may be altered, amended, added to, or repealed and new bylaws adopted by the board of directors at any regular meeting of the board of directors, or at any special meeting of the board of directors if notice of such proposed action is contained in the notice of such special meeting. The board of directors may not alter, amend, add to, or repeal any bylaws establishing what constitutes a quorum at meetings of the stockholders. The bylaws also may be altered, amended, added to or repealed and new bylaws adopted by a vote of seventy-five percent of the stockholders at any annual meeting thereof.	The FB Financial bylaws provide that the bylaws may be altered, amended, or repealed or new bylaws may be adopted by the majority vote of the entire board of directors at any regular or special meeting of the board of directors. The bylaws may be altered, amended, or repealed or new bylaws may be adopted by the affirmative vote of the holders of at least eighty percent of the voting power of all the then outstanding shares of stock of FB Financial entitled to vote generally in the election of directors, voting together as a single class.
Special Meetings of Shareholders:	Under the Southern States charter, special meetings of the stockholders may be called for any purpose at any time only by the board of directors. Under the Southern States bylaws, special meetings of	The FB Financial charter provides that special meetings of shareholders may be called at any time, but only by the Chairman of the board of directors, the Chief Executive Officer of FB Financial, or upon a resolution

	Southern States	FB Financial
stockholders for any purpose or purposes, may be called by the board of directors. For any Stockholders’ meeting, written notice stating the place, day and hour of the meeting and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than 10 nor more than 60 days before the date of the meeting, either personally or by mail, by or at the direction of the President, the Secretary, or the officer or persons calling the meeting, to each stockholder of record entitled to vote at such meeting.
by or affirmative vote of the board of directors, and not by the shareholders.
The FB Financial bylaws further mandate that except as otherwise provided by law, at least 10 days and not more than 60 days before each meeting of shareholders, written notice of the time, date and place of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be given to each shareholder.

Shareholder Nomination of Directors and Proposals:
Southern States is a public company and, as such, is subject to the SEC’s proxy rules set forth in Regulation 14A promulgated under the Exchange Act, including Rule 14a-8. Rule 14a-8 establishes the rules for stockholder proposals intended to be included in a public company’s proxy statement. Under the rule, a stockholder proposal must be received by the subject company at least 120 days before the anniversary of the date on which the company first released the previous year’s proxy statement to stockholders. If, however, the annual meeting date has been changed by more than 30 days from the date of the prior year’s meeting, or for special meetings, the proposal must be submitted within a reasonable time before the subject company begins to print and mail its proxy materials.
The Southern States bylaws contain advance notice procedures for the nomination by a Southern States stockholder of candidates for election as directors and for other stockholder proposals. Stockholder proposals and stockholder nominations of

FB Financial is a public company and, as such, is subject to the SEC’s proxy rules set forth in Regulation 14A promulgated under the Exchange Act, including Rule 14a-8. Rule 14a-8 establishes the rules for shareholder proposals intended to be included in a public company’s proxy statement. Under the rule, a shareholder proposal must be received by the subject company at least 120 days before the anniversary of the date on which the company first released the previous year’s proxy statement to shareholders. If, however, the annual meeting date has been changed by more than 30 days from the date of the prior year’s meeting, or for special meetings, the proposal must be submitted within a reasonable time before the subject company begins to print and mail its proxy materials.
Under the FB Financial bylaws, in order for a shareholder to properly bring any item of business before a meeting of shareholders, such shareholder must give timely notice thereof in writing to the Secretary of FB Financial in compliance with the requirements of the FB Financial

Southern States	FB Financial

persons for election to the board of directors may be made at any annual meeting by any stockholder of Southern States (i) who is a stockholder of record on the date of the giving of the notice provided for in Section 11.01 or Section 11.02 of Article II of Southern States’ bylaws, as applicable, and on the record date for the determination of stockholders entitled to notice of and to vote at such annual meeting and (ii) who complies with the notice procedures set forth in Section 11.01 or Section 11.02 of Article II of Southern States’ bylaws, as applicable.
To be timely, a stockholder’s notice to the secretary of Southern States’ must be delivered to, or be mailed and received at, the principal executive offices of Southern States not less than sixty (60) days nor more than ninety (90) days prior to the anniversary date of the immediately preceding annual meeting; provided, however, that in the event that the annual meeting is called for a date that is not within twenty-five (25) days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever first occurs.
For any nomination or other proposal, whether to be submitted with respect to an annual or special meeting of stockholders, the stockholder’s notice must contain the detailed information specified in the Southern States bylaws about the bylaws. To be timely, the notice must be given not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual meeting (unless the annual meeting is more than 30 days before or more than 60 days after such anniversary date, in which case the shareholder’s notice must be delivered not earlier than the close of business on the 120th day prior to the date of such annual meeting and not later than the close of business on the later of the 90th day prior to the date of such annual meeting).
For any nomination or other proposal, whether to be submitted with respect to an annual or special meeting of stockholders, the stockholder’s notice must contain the detailed information specified in the FB Financial bylaws about the stockholder making the nomination or proposal and, as applicable, each nominee or the proposed business. Nominations or proposals that are not made in accordance with the foregoing provisions may be ruled out of order by the chairman of the meeting.

	Southern States	FB Financial
stockholder making the nomination or proposal and, as applicable, each nominee or the proposed business. Nominations that are not made in accordance with the foregoing provisions may be ruled out of order by the chairperson.
Limitation of Director Liability; Indemnification:
Directors of Southern States shall not be liable for money damages for any action taken, or any failure to take any action, as a director, except liability for (i) the amount of a financial benefit received by a director to which the director is not entitled; (ii) an intentional infliction of harm on Southern States or its stockholders; (iii) a violation of Section 10A-2A-8.32 of the ABCL; or (iv) an intentional violation of criminal law.
The Southern States charter requires Southern States to indemnify all persons who may be indemnified by Southern States to the full extent required or permitted by the ABCL.
Under the ABCL, a corporation may indemnify an individual against liability if the individual acted in good faith, the individual reasonably believed that the conduct was in the corporation’s best interest or was not opposed to its best interest, and the individual had no reasonable cause to believe the conduct was unlawful. The corporation may also advance expenses if the director follows the requirements proscribed in the ABCL Section 10A-2-8.53.
The ABCL also allows a corporation to maintain insurance or furnish other protections against liability on behalf of its directors, officers, employees, or agents.

FB Financial’s charter and bylaws state that the FB Financial directors shall not be personally liable to FB Financial or the shareholders for monetary damages for breach of any fiduciary duty as a director of FB Financial, except to the extent such exemption from liability or limitation thereof is not permitted under the TBCA.
FB Financial’s charter and bylaws require the company to indemnify its officers and directors to the fullest extent permitted by law with respect to all liability and loss suffered and expenses reasonably incurred by such person in any action, suit or proceeding in which such person was or is made, or threatened to be made, a party, or is otherwise involved by reason of the fact that such person is or was a director or officer of FB Financial.

	Southern States	FB Financial
Anti-Takeover Provisions:
Under the ABCL, a sale or other disposition of all or substantially all of the corporation’s assets, a merger of the corporation with and into another corporation, or a share exchange involving one or more classes or series of the corporation’s shares or a dissolution of the corporation must be approved by the board of directors, and in certain circumstances shareholders entitled to vote, by a majority of all votes entitled to be cast on the plan. In no case may the vote required for shareholder approval be set at less than a majority.
The Southern States charter does not contain provisions applicable to the Southern States common stock addressing extraordinary transactions.

The Tennessee Control Share Acquisition Act (the “TCSAA”) generally provides that, except as stated below, “control shares” will not have any voting rights. Control shares are shares acquired by a person under certain circumstances which, when added to other shares owned, would give such person effective control over one-fifth, one-third or a majority of all voting power in the election of a Tennessee corporation’s directors. Shares acquired by such person that causes it to exceed each of these thresholds will be deemed to be control shares. However, voting rights will be restored to control shares by resolution approved by the affirmative vote of the holders of a majority of the corporation’s voting stock, other than shares held by the owner of the control shares. If voting rights are granted to control shares which give the holder a majority of all voting power in the election of the corporation’s directors, then the corporation’s other shareholders may require the corporation to redeem their shares at fair value.
The TCSAA is not applicable to FB Financial because FB Financial’s charter does not contain a specific provision “opting in” to the TCSAA.

LEGAL MATTERS
The validity of the FB Financial common stock to be issued in connection with the merger will be passed upon for FB Financial by Alston & Bird LLP, Atlanta, Georgia. Alston & Bird and Jones Walker, New Orleans, Louisiana, will deliver at the effective time their opinions to FB Financial and Southern States, respectively, as to certain United States federal income tax consequences of the merger. Please see the section entitled “Material U.S. Federal Income Tax Consequences Relating to the Merger.”
EXPERTS
The consolidated financial statements of FB Financial Corporation as of December 31, 2024 and 2023, and for each of the years in the three-year period ended December 31, 2024, included in FB Financial’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, have been incorporated by reference herein in reliance upon the report of Crowe LLP, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.
The consolidated financial statements of Southern States as of December 31, 2024 and 2023, and for the years then ended, have been audited by Mauldin & Jenkins, LLC, independent registered public accounting firm, as set forth in their report therein, included in Southern States’ Annual Report on Form 10-K for the fiscal year ended December 31, 2024, have been incorporated by reference herein in reliance upon such report given on the authority of such firm as experts in accounting and auditing.
OTHER MATTERS
As of the date of this document, neither the FB Financial nor the Southern States board of directors knows of any matters that will be presented for consideration at their respective special meetings other than as described in this document. However, if any other matter properly comes before either the FB Financial special meeting or the Southern States special meeting, as appropriate, or any adjournment or postponement thereof and is voted upon, the proposed proxies will be deemed to confer authority to the individuals named as authorized therein to vote the shares represented by the proxy as to any matters that fall within the purposes set forth in the notices of special meetings.
DEADLINES FOR SUBMITTING FB FINANCIAL CORPORATION
SHAREHOLDER PROPOSALS
Pursuant to Rule 14a-8 under the Exchange Act, FB Financial shareholders wishing to include proposals in the proxy materials in relation to FB Financial’s 2026 annual meeting of shareholders, including director nominations, must submit the same in writing, by mail, first-class postage pre-paid, to General Counsel, FB Financial Corporation, 1221 Broadway, Suite 1300, Nashville, Tennessee 37203, which must be received at FB Financial’s executive office on or before December 12, 2025. Such proposals must also meet the other requirements and procedures prescribed by Rule 14a-8 under the Exchange Act relating to shareholders’ proposals. FB Financial will only include in its proxy materials those shareholder proposals that we receive before the deadline and that are proper for shareholder action.
Although information received after such date will not be included in the proxy materials sent to shareholders, a shareholder proposal may still be presented at the annual meeting if such proposal complies with FB Financial’s bylaws. In accordance with FB Financial’s bylaws, shareholder proposals may be brought before an annual meeting only if such proposal is made pursuant to written notice timely given to the FB Financial’s Corporate Secretary accompanied by certain information required by FB Financial’s bylaws. To be timely, a shareholders’ written notice must be received at the registered office of the FB Financial no earlier than the close of business on the 120th day and no later than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced more than 30 days prior to such anniversary date or delayed more than 60 days after such anniversary date, then to be timely such notice must be received by FB Financial no earlier than the close of business on the 120th day prior to such annual meeting and no later than the close of business on the later of the 90th day prior to the date of the meeting or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which public announcement of the date of such meeting is first made by FB Financial. For shareholder proposals for the 2026 annual meeting of shareholders, written notice must be received between the close of business on January 22, 2026 and the close of business on February 21, 2026. The proposal must be sent to: General Counsel, FB Financial Corporation, 1221 Broadway, Suite 1300, Nashville, Tennessee 37203 and will need to comply with the SEC’s rules and regulations and FB Financial’s bylaws.
In addition to satisfying the provisions in FB Financial’s bylaws relating to nominations of director candidates, including the deadline for written notices, to comply with the SEC’s universal proxy rule, shareholders who intend to solicit proxies in support of director nominees other than FB Financial’s nominees in compliance with Rule 14a-19 under the Exchange Act must provide notice that sets forth the information required by Rule 14a-19 no later than March 23, 2026. If the date of FB Financial’s 2026 annual meeting of shareholders changes by more than 30 calendar days from the date of the first anniversary of FB Financial’s 2025 annual meeting, such notice must instead be provided by the later of 60 calendar days prior to the date of FB Financial’s 2025 annual meeting of shareholders or the 10th calendar day following public announcement by FB Financial of the date of our 2026 annual meeting of shareholders.
The specific requirements of FB Financial’s advance notice and eligibility provisions are set forth in Sections 9 and 10 of Article I of the FB Financial bylaws, a copy of which is available upon request. Please see the section entitled “Where You Can Find More Information.”
DEADLINES FOR SUBMITTING SOUTHERN STATES BANCSHARES, INC.
SHAREHOLDER PROPOSALS
Southern States does not anticipate holding a 2025 or 2026 annual meeting of shareholders. However, if the merger is not completed by the second quarter of 2026, or at all, Southern States may hold an annual meeting of its shareholders in 2026.
Stockholders interested in submitting a proposal (other than the nomination of directors) for inclusion in the proxy materials to be distributed by Southern States in Southern States’ 2026 Annual Meeting of Stockholders may do so by following the procedures prescribed in Rule 14a-8 promulgated under the Exchange Act. Southern States must receive proposals that stockholders seek to include in the proxy statement for Southern States’ next annual meeting a reasonable time before Southern States begins to print and mail its proxy solicitation for such annual meeting. Any stockholder proposals will be subject to the requirements of Southern States’ bylaws and Rule 14a-8 promulgated under the Exchange Act regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Such proposals should be sent to Southern States Bancshares, Inc., Corporate Secretary, 615 Quintard Avenue, Anniston, Alabama 36201.
In addition to satisfying the foregoing requirements, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than Southern States’ nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than the close of business on the later of the sixtieth day prior to the 2026 annual meeting or the tenth day following the day on which public announcement of the date of the 2026 annual meeting is first made, as provided by Rule 14a-19. These deadlines assume that the shareholder has not previously filed a proxy statement with the required information.
The specific requirements of Southern States’ advance notice and eligibility provisions are set forth in Sections 11.01 and 11.02 of Article II of the Southern States bylaws, a copy of which is available upon request. Please see the section entitled “Where You Can Find More Information.”
WHERE YOU CAN FIND MORE INFORMATION
FB Financial has filed with the SEC a registration statement under the Securities Act that registers the distribution to Southern States stockholders of the shares of FB Financial common stock to be issued in connection with the merger. This joint proxy statement/prospectus is a part of that registration statement and constitutes the prospectus of FB Financial in addition to being a proxy statement for FB Financial shareholders and Southern States stockholders. The registration statement, including this joint proxy statement/prospectus and the attached annexes and exhibits, contains additional relevant information about FB Financial and FB Financial common stock.

FB Financial and Southern States also file reports, proxy statements and other information with the SEC under the Exchange Act.
The SEC maintains a website that contains reports, proxy statements and other information about issuers, such as FB Financial and Southern States, who file electronically with the SEC. The address of the site is www.sec.gov. The reports and other information filed by FB Financial with the SEC are also available at FB Financial’s website at http:// investors.firstbankonline.com. The reports and other information filed by Southern States with the SEC are also available at Southern States’ website at https:// ir.southernstatesbank.net. These website addresses are inactive textual references only and the information provided on the websites is not a part of this joint proxy statement/prospectus and, therefore, is not incorporated by reference into this joint proxy statement/prospectus.
The SEC allows FB Financial and Southern States to incorporate by reference information in this joint proxy statement/prospectus. This means that FB Financial and Southern States can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is considered to be a part of this joint proxy statement/prospectus, except for any information that is superseded by information that is included directly in this joint proxy statement/prospectus.
This joint proxy statement/prospectus incorporates by reference the documents listed below that FB Financial or Southern States previously filed with the SEC (other than, in each case, documents or information deemed to have been furnished and not filed according to SEC rules). They contain important information about the companies and their financial condition.
FB Financial SEC Filings (SEC File No. 001-37875)	Period or Date Filed
Annual Report on Form 10-K	Year ended December 31, 2024, filed with the SEC on February 25, 2025.
Quarterly Report on Form 10-Q	Quarter ended March 31, 2025, filed with the SEC on May 5, 2025
Current Reports on Form 8-K	Filed with the SEC on April 14, 2025, April 7, 2025, March 31, 2025, February 12, 2025, and January 21, 2025
Definitive Proxy Statement on Schedule 14A	Filed with the SEC on April 7, 2025.
The description of FB Financial’s common stock contained in FB Financial’s Registration Statement filed on Form 8-A with the SEC, including all amendments and reports filed with the SEC for purposes of updating such description	Filed September 12, 2016.
Southern States SEC Filings (SEC File No. 001-40727)	Period or Date Filed
Annual Report on Form 10-K	Year ended December 31, 2024, filed with the SEC on March 14, 2025, together with the amendment thereto filed with the SEC on April 18, 2025.
Quarterly Report on Form 10-Q	Quarter ended March 31, 2025, filed with the SEC on May 5, 2025
Current Reports on Form 8-K	Filed with the SEC on April 22, 2025, April 18, 2025, March 31, 2025, February 12, 2025, January 22, 2025, and January 16, 2025.
Notwithstanding the foregoing, information furnished by FB Financial or Southern States on any Current Report on Form 8-K, including the related exhibits, that, pursuant to and in accordance with the rules and regulations of the SEC, is not deemed “filed” for purposes of the Exchange Act will not be deemed to be incorporated by reference into this joint proxy statement/prospectus.
In addition, FB Financial and Southern States each also incorporate by reference additional documents that it files with the SEC under Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act between the date of this joint proxy statement/prospectus and the date the offering is terminated, provided that FB Financial and Southern States are not incorporating by reference any information furnished to, but not filed with, the SEC.
Except where the context otherwise indicates, information contained in this document regarding FB Financial has been provided by FB Financial and information contained in this document regarding Southern States has been provided by Southern States.
Documents incorporated by reference into this joint proxy statement/prospectus are available from FB Financial and Southern States, without charge, excluding any exhibits to those documents unless the exhibit is specifically incorporated by reference as an exhibit in this joint proxy statement/prospectus. You can obtain documents incorporated by reference into this joint proxy statement/prospectus or other relevant corporate documents referenced in this joint proxy statement/prospectus related to FB Financial by requesting them in writing or by telephone at the following address and phone number:
FB Financial Corporation
1221 Broadway, Suite 1300
Nashville, Tennessee 37203
Attention: Corporate Secretary
Telephone: (615) 564-1212
You can obtain documents incorporated by reference into this joint proxy statement/prospectus or other relevant corporate documents referenced in this joint proxy statement/prospectus related to Southern States by requesting them in writing or by telephone at the following address and phone number:
Southern States Bancshares, Inc.
615 Quintard Ave.
Anniston, Alabama, 36201
Attention: Lynn J. Joyce, Corporate Secretary
Telephone: (256) 241-1092
You will not be charged for any of these documents that you request. To receive timely delivery of these documents in advance of your special meeting, you must make your request no later than June 18, 2025 in order to receive them before the FB Financial special meeting and the Southern States special meeting. If you request any incorporated documents from FB Financial or Southern States, FB Financial or Southern States will mail them to you by first class mail, or another equally prompt means, within one business day after receiving your request.
This joint proxy statement/prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or the solicitation of a proxy, in any jurisdiction to or from any person to whom or from whom it is unlawful to make any such offer or solicitation in that jurisdiction. FB Financial and Southern States have not authorized anyone to provide you with information that is different from what is contained in this joint proxy statement/prospectus. This joint proxy statement/prospectus is dated May 21, 2025. You should assume that the information contained in this joint proxy statement/prospectus is accurate only as of such date. Neither the mailing of this joint proxy statement/prospectus to Southern States stockholders or FB Financial shareholders nor the issuance by FB Financial of shares of FB Financial common stock in connection with the merger will create any implication to the contrary.

Annex A
Execution Version
AGREEMENT AND PLAN OF MERGER
by and between
FB FINANCIAL CORPORATION
and
SOUTHERN STATES BANCSHARES, INC.
Dated as of March 31, 2025

A-i

A-ii

A-iii

A-iv

AGREEMENT AND PLAN OF MERGER
This Agreement and Plan of Merger (this “Agreement”) is dated as of March 31, 2025, by and between FB Financial Corporation, a Tennessee corporation (“Buyer”), and Southern States Bancshares, Inc., an Alabama corporation (“Seller” and, together with Buyer, the “Parties” and each a “Party”).
R E C I T A L S
WHEREAS, the boards of directors of the Parties have determined that it is in the best interests of their respective companies and their respective shareholders to consummate the business combination transaction provided for in this Agreement in which Seller will, on the terms and subject to the conditions set forth in this Agreement, merge with and into Buyer (the “Merger”), with Buyer as the surviving company in the Merger (sometimes referred to in such capacity as the “Surviving Entity”);
WHEREAS, as a condition to the willingness of Buyer to enter into this Agreement, each of the directors and executive officers of Seller have entered into voting agreements (each a “Seller Voting Agreement” and collectively, the “Seller Voting Agreements”), substantially in the form attached hereto as Exhibit A, dated as of the date hereof, with Buyer, pursuant to which, among other matters, each such Person has agreed to vote certain of the Seller Common Stock owned by such Person in favor of the approval of this Agreement and the transactions contemplated hereby, subject to the terms of the Seller Voting Agreements;
WHEREAS, as a condition to the willingness of Seller to enter into this Agreement, each of the directors and certain executive officers of Buyer have entered into voting agreements (each a “Buyer Voting Agreement” and collectively, the “Buyer Voting Agreements”), substantially in the form attached hereto as Exhibit B, dated as of the date hereof, with Seller, pursuant to which, among other matters, each such Person has agreed to vote certain of the Buyer Common Stock owned by such Person in favor of the approval of this Agreement and the transactions contemplated hereby, subject to the terms of the Buyer Voting Agreements;
WHEREAS, Seller owns 100% of the issued and outstanding common stock of Southern States Bank, an Alabama state banking corporation (“Seller Bank”);
WHEREAS, Buyer owns 100% of the issued and outstanding common stock of FirstBank, a Tennessee state-chartered bank (“FirstBank”);
WHEREAS, as a further condition to the willingness of Buyer and Seller to enter into this Agreement, certain employees of Seller and/or its Subsidiaries have entered or will enter into certain arrangements with Buyer and Seller further described on Exhibit C;
WHEREAS, the Parties desire to make certain representations, warranties and agreements in connection with the Merger and also to prescribe certain conditions to the Merger; and
WHEREAS, for federal income tax purposes, it is intended that the Merger qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Regulations promulgated thereunder, and this Agreement is intended to be and is adopted as a “plan of reorganization” for purposes of Sections 354 and 361 of the Code.
NOW, THEREFORE, in consideration of the mutual promises herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:
ARTICLE I
THE MERGER
Section 1.01   The Merger.   Subject to the terms and conditions of this Agreement, in accordance with the Tennessee Business Corporation Act (the “TBCA”) and the Alabama Business Corporation Law (“ABCL”), at the Effective Time, Seller shall merge with and into Buyer pursuant to the terms of this

Agreement. Buyer shall be the Surviving Entity in the Merger and shall continue its existence as a corporation under the laws of the State of Tennessee. As of the Effective Time, the separate corporate existence of Seller shall cease.
Section 1.02   Charter and Bylaws.   At the Effective Time, the charter of Buyer in effect immediately prior to the Effective Time shall be the charter of the Surviving Entity until thereafter amended in accordance with applicable Law. The bylaws of Buyer in effect immediately prior to the Effective Time shall be the bylaws of the Surviving Entity until thereafter amended in accordance with applicable Law and the terms of such bylaws.
Section 1.03   Bank Merger.   Except as provided below, immediately following the Effective Time and sequentially but in effect simultaneously on the Closing Date, Seller Bank shall be merged (the “Bank Merger”) with and into FirstBank, in accordance with the provisions of the Tennessee Banking Act, and FirstBank shall be the surviving bank (the “Surviving Bank”). The Bank Merger shall have the effects as set forth under applicable federal and state banking laws and regulations, as further set forth in the separate merger agreement (the “Bank Plan of Merger”) in substantially the form attached hereto as Exhibit D, which FirstBank and Seller Bank are simultaneously executing as of the date hereof. Each of Seller and Buyer have approved the Bank Plan of Merger in its capacity as the sole shareholder of Seller Bank and FirstBank, respectively. As provided in the Bank Plan of Merger, the Bank Merger may be abandoned at the election of FirstBank at any time, whether before or after filings are made for regulatory approval of the Bank Merger, provided that prior to any such election, Buyer shall (a) reasonably consult with Seller and its regulatory counsel and (b) reasonably determine in good faith that such election will not, and would not reasonably be expected to, (i) prevent, delay, or impair any Party’s ability to consummate the Merger or the other transactions contemplated by this Agreement, or (ii) adversely affect the tax treatment of the Holders in connection with the Merger. If the Bank Merger is abandoned for any reason, Seller Bank shall continue to operate under its name.
Section 1.04   Directors and Officers.   Subject to Section 5.21, the directors and officers of Buyer shall, from and after the Effective Time, continue as the directors and officers of the Surviving Entity until their successors have been duly elected, appointed, or qualified or until their earlier death, resignation, or removal in accordance with the charter and bylaws of the Surviving Entity. Subject to Section 5.21, the directors and officers of FirstBank shall, from and after the Effective Time, continue as the directors and officers of the Surviving Bank until their successors have been duly elected, appointed, or qualified or until their earlier death, resignation, or removal in accordance with the charter and bylaws of the Surviving Bank. The parties agree that any executive officer of the Surviving Entity or the Surviving Bank shall be authorized to sign any and all Tax Returns of Seller or Seller Bank, respectively, that are filed after the Effective Time regardless of the period covered by the Tax Return.
Section 1.05   Effective Time; Closing.
(a)   Subject to the terms and conditions of this Agreement, the Parties will make all such filings as may be required to consummate the Merger and the Bank Merger by applicable Laws. The Merger shall become effective as set forth in the articles of merger (the “Articles of Merger”) related to the Merger, which will include the plan of merger (the “Plan of Merger”), that shall be filed with the Secretary of State of the State of Tennessee, as provided in the TBCA, and with the Secretary of State of the State of Alabama, as provided in the ABCL, on or prior to the Closing Date. The Merger shall become effective at such time as the Articles of Merger are duly filed with the Secretary of State of the State of Tennessee, or at such later time as is agreed between the Parties and specified in the Articles of Merger in accordance with the relevant provisions of the TBCA and the ABCL (such date and time is hereinafter referred to as the “Effective Time”).
(b)   The closing of the Merger contemplated by this Agreement (the “Closing”) shall take place on a date determined by Buyer and reasonably acceptable to Seller (the “Closing Date”), which shall be no fewer than 5, and no later than 30 days after all of the conditions to the Closing set forth in Article VI (other than those conditions that by their nature are to be satisfied by action taken at the Closing, which shall be satisfied or waived at the Closing) have been satisfied or waived (to the extent permitted by applicable Law) in accordance with the terms hereof, at the headquarters of Buyer at 1221 Broadway, Suite 1300, Nashville, Tennessee 37203, or such other place, date, and time as the Parties may mutually agree. At the Closing, there shall be delivered to Buyer and Seller the Articles of Merger and such other certificates and other documents required to be delivered under Article VI.
Section 1.06   Additional Actions.   If, at any time after the Effective Time, any Party shall consider or be advised that any further deeds, documents, assignments, or assurances in Law or any other acts are necessary or desirable to carry out the purposes of this Agreement (such Party, the “Requesting Party”), the other Party and its Subsidiaries and their respective officers and directors shall be deemed to have granted to the Requesting Party and its Subsidiaries, and each or any of them, an irrevocable power of attorney to execute and deliver, in such official corporate capacities, all such deeds, assignments, or assurances in Law or any other acts as are necessary or desirable to carry out the purposes of this Agreement, and the officers and directors of the Requesting Party and its Subsidiaries, as applicable, are authorized in the name of the other Party and its Subsidiaries or otherwise to take any and all such action.
Section 1.07   Reservation of Right to Revise Structure.   Buyer may at any time and without the approval of Seller change the method of effecting the business combination contemplated by this Agreement if and to the extent that it reasonably deems such a change to be necessary; provided, however, that no such change shall (i) alter or change the amount or form of the consideration to be issued to Holders as Merger Consideration, (ii) reasonably be expected to materially impede or delay consummation of the Merger, (iii) adversely affect the tax treatment of the Holders in connection with the Merger or Bank Merger (including any failure to qualify as a “reorganization” within the meaning of Section 368(a) of the Code), or (iv) require submission to or approval of Seller’s stockholders after the Plan of Merger has been approved by Seller’s stockholders. If Buyer elects to make such a change, the Parties agree to cooperate to execute appropriate documents to reflect the change.
ARTICLE II
MERGER CONSIDERATION; EXCHANGE PROCEDURES
Section 2.01   Merger Consideration.   Subject to the provisions of this Agreement, at the Effective Time, automatically by virtue of the Merger and without any action on the part of the Parties or any Holder of Seller:
(a)   Each share of Buyer Common Stock that is issued and outstanding immediately prior to the Effective Time shall remain issued and outstanding following the Effective Time and shall be unchanged by the Merger.
(b)   Each share of Seller Common Stock owned directly by Buyer, Seller, or any of their respective wholly owned Subsidiaries (other than shares in trust accounts, managed accounts, and the like for the benefit of employees or customers or otherwise held in fiduciary or agency capacity that are beneficially owned by third parties, or shares held as collateral for outstanding debt previously contracted) immediately prior to the Effective Time shall be cancelled and retired at the Effective Time without any conversion thereof, and no payment shall be made with respect thereto (the “Seller Cancelled Shares”).
(c)   [Intentionally Omitted].
(d)   Each share of Seller Common Stock (excluding Seller Cancelled Shares) issued and outstanding at the Effective Time shall cease to be outstanding and shall be converted, in accordance with the terms of this Article II, into and exchanged for the right to receive 0.800 (the “Exchange Ratio”) shares of Buyer Common Stock (the “Merger Consideration”).
Section 2.02   Rights as Stockholders; Stock Transfers.   At the Effective Time, all shares of Seller Common Stock, when converted in accordance with Section 2.01(d), shall no longer be outstanding and shall automatically be cancelled and retired and shall cease to exist, and each Certificate or Book-Entry Share previously evidencing such shares shall thereafter represent only the right to receive for each such share of Seller Common Stock, the Merger Consideration and any cash in lieu of fractional shares of Buyer Common Stock in accordance with this Article II. At the Effective Time, holders of Seller Common Stock shall cease to be, and shall have no rights as, stockholders of Seller, other than the right to receive the Merger Consideration and cash in lieu of fractional shares of Buyer Common Stock as provided under this Article II.

At the Effective Time, the stock transfer books of Seller shall be closed, and there shall be no registration of transfers on the stock transfer books of Seller of shares of Seller Common Stock.
Section 2.03   Fractional Shares.   Notwithstanding any other provision hereof, no fractional shares of Buyer Common Stock and no certificates or scrip therefor, or other evidence of ownership thereof, will be issued in the Merger. In lieu thereof, Buyer shall pay or cause to be paid to each Holder who would otherwise receive a fractional share of Buyer Common Stock, rounded to the nearest one hundredth of a share, an amount of cash (without interest and rounded to the nearest whole cent) determined by multiplying the fractional share interest in Buyer Common Stock to which such Holder would otherwise be entitled by the Buyer Average Stock Price.
Section 2.04   Treatment of Seller Equity Awards.
(a)   At the Effective Time, each option granted by Seller to purchase shares of Seller Common Stock under the Seller Stock Plans, whether vested or unvested, that is outstanding and unexercised immediately prior to the Effective Time (a “Seller Stock Option”) shall be canceled and converted into the right to receive from Buyer a cash payment equal to the product of (a) the difference, if positive, between (i) the Per Share Cash Equivalent Consideration and (ii) the exercise price of the Seller Stock Option immediately prior to the Effective Time, multiplied by (b) the number of shares of Seller Common Stock underlying such Seller Stock Option immediately prior to the Effective Time, rounding up to the nearest cent. Any Seller Stock Option with an exercise price that equals or exceeds the Per Share Cash Equivalent Consideration shall be canceled with no consideration being paid to the option holder with respect to such Seller Stock Option. Buyer shall pay, or cause to be paid, the consideration described in this Section 2.04 within 10 Business Days following the Effective Time. Buyer and its Affiliates shall be entitled to deduct and withhold, or cause the Exchange Agent to deduct and withhold, from the consideration described in this Section 2.04 all such amounts as it is required to deduct and withhold under the Code or any provisions of applicable Law in respect of Taxes. To the extent that amounts are so deducted or withheld and deducted pursuant to this Section 2.04 and remitted to the appropriate Governmental Authority, such deducted or withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction and withholding was made.
(b)   At the Effective Time, each share of Seller Common Stock subject to vesting, repurchase or other lapse restriction (a “Seller Restricted Stock Award”), that was outstanding as of immediately prior to the Effective Time shall, automatically and without any required action on the part of the holder thereof, become fully vested effective as of immediately prior to the Effective Time and each such Seller Restricted Stock Award shall be treated as a share of Seller Common Stock for all purposes of this Agreement, including the right to receive the Merger Consideration in accordance with the terms hereof.
(c)   At the Effective Time, each restricted stock unit granted by Seller (a “Seller RSU Award” and, together with the Seller Stock Options and Seller Restricted Stock Awards, the “Seller Equity Awards”) that was outstanding as of immediately prior to the Effective Time shall, automatically and without any required action on the part of the holder thereof, be cancelled as of the Effective Time and converted into the right to receive the Merger Consideration in respect of each share of Seller Common Stock underlying the Seller RSU Award as of immediately prior to the Effective Time.
(d)   For purposes of this Section 2.04, the Seller Equity Awards may be net settled in respect of applicable withholding Taxes, if any, provided such withheld amounts are remitted by Buyer to the appropriate Governmental Authority.
(e)   As of the Effective Time, the Seller Stock Plans and Seller Equity Awards (following the treatment specified in Section 2.04(a) through Section 2.04(c)). shall be terminated, effective as of the Closing Date and contingent upon the occurrence of the Closing, and no further options, shares of restricted stock, restricted stock units, equity interests or other equity awards or rights with respect to shares of capital stock of Seller shall be granted thereunder.
(f)   At or prior to the Effective Time, Seller, the board of directors of Seller or its compensation committee, as applicable, shall adopt any resolutions and take any actions that are necessary to effectuate the provisions of this Section 2.04.

Section 2.05   Plan of Reorganization.   It is intended that the Merger and the Bank Merger shall each qualify as a “reorganization” within the meaning of Section 368(a) of the Code, and that this Agreement shall constitute a “plan of reorganization” as that term is used in Sections 354 and 361 of the Code.
Section 2.06   Exchange Procedures.   Buyer shall appoint an Exchange Agent following the execution of this Agreement. As promptly as practicable after the Effective Time, the Exchange Agent will mail or otherwise cause to be delivered to each Holder appropriate and customary transmittal materials, which transmittal materials will be subject to review and comment by Seller, which shall specify that delivery shall be effected, and risk of loss and title to the Certificates or Book-Entry Shares shall pass, only upon delivery of the Certificates or Book-Entry Shares to the Exchange Agent, as well as instructions for use in effecting the surrender of the Certificates or Book-Entry Shares in exchange for the Merger Consideration (including cash in lieu of fractional shares) as provided for in this Agreement (the “Letter of Transmittal”).
Section 2.07   Deposit and Delivery of Merger Consideration.
(a)   No later than 3 Business Days prior to the Closing Date, Buyer shall (i) deposit, or shall cause to be deposited, with the Exchange Agent stock certificates representing the number of shares of Buyer Common Stock (or otherwise issue an instruction letter regarding the issuance of the Merger Consideration in book entry to Holders) and cash sufficient to deliver the Merger Consideration together with, to the extent then determinable, any cash payable in lieu of fractional shares pursuant to Section 2.03 (collectively, the “Exchange Fund”), and (ii) instruct the Exchange Agent to pay such Merger Consideration and cash in lieu of fractional shares in accordance with this Agreement as promptly as practicable after the Effective Time and conditioned upon receipt of a properly completed Letter of Transmittal to the extent required. The Exchange Agent and Buyer, as the case may be, shall not be obligated to deliver the Merger Consideration to a Holder to which such Holder would otherwise be entitled as a result of the Merger until such Holder surrenders the Certificates or Book-Entry Shares representing the shares of Seller Common Stock for exchange as provided in this Article II, or an appropriate affidavit of loss and indemnity agreement and/or a bond in such amount as may be reasonably required in each case by Buyer or the Exchange Agent.
(b)   Any portion of the Exchange Fund that remains unclaimed by a Holder for one year after the Effective Time (as well as any interest or proceeds from any investment thereof) shall be delivered by the Exchange Agent to Buyer. Any Holder who has not theretofore complied with this Section 2.07 shall thereafter look only to Buyer for the Merger Consideration, any cash in lieu of fractional shares to be issued or paid in consideration of Seller Common Stock, and any dividends or distributions to which such Holder is entitled in respect of each share of Seller Common Stock such Holder held immediately prior to the Effective Time, as determined pursuant to this Agreement, in each case without any interest thereon. If outstanding Certificates or Book-Entry Shares for shares of Seller Common Stock are not surrendered or the payment for them is not claimed prior to the date on which such shares of Buyer Common Stock or cash would otherwise escheat to or become the property of any Governmental Authority, the unclaimed items shall, to the extent permitted by the law of abandoned property and any other applicable Law, become the property of Buyer (and to the extent not in its possession shall be delivered to it), free and clear of all claims or interest of any Person previously entitled to such property. Neither the Exchange Agent nor any Party shall be liable to any Holder represented by any Certificate or Book-Entry Share for any amounts delivered to a public official pursuant to applicable abandoned property, escheat, or similar Laws. Buyer and the Exchange Agent shall be entitled to rely upon the stock transfer books of Seller to establish the identity of those Persons entitled to receive the Merger Consideration specified in this Agreement, which books shall be conclusive with respect thereto. In the event of a dispute with respect to ownership of any shares of Seller Common Stock represented by any Certificate or Book-Entry Share, Buyer and the Exchange Agent shall be entitled to tender to the custody of any court of competent jurisdiction any Merger Consideration represented by such Certificate or Book-Entry Share and file legal proceedings interpleading all parties to such dispute, and will thereafter be relieved with respect to any claims thereto.
(c)   Buyer or the Exchange Agent, as applicable, shall be entitled to deduct and withhold from any amounts otherwise payable pursuant to this Agreement to any Holder such amounts as Buyer is required to deduct and withhold under applicable Law. Any amounts so deducted and withheld shall be remitted to the appropriate Governmental Authority and upon such remittance shall be treated for all purposes of this Agreement as having been paid to the Holder in respect of which such deduction and withholding was made by Buyer or the Exchange Agent, as applicable.

Section 2.08   Rights of Certificate Holders after the Effective Time.
(a)   All shares of Buyer Common Stock to be issued pursuant to the Merger shall be deemed issued and outstanding as of the Effective Time and if ever a dividend or other distribution is declared by Buyer in respect of the Buyer Common Stock, the record date for which is at or after the Effective Time, that declaration shall include dividends or other distributions in respect of all shares of Buyer Common Stock issuable pursuant to this Agreement. No dividends or other distributions in respect of the Buyer Common Stock shall be paid to any Holder of any unsurrendered Certificate or Book-Entry Share until such Certificate or Book-Entry Share is surrendered for exchange in accordance with this Article II. Subject to the effect of applicable Laws, following surrender of any such Certificate or Book-Entry Share, there shall be issued and/or paid to the Holder of the certificates representing whole shares of Buyer Common Stock issued in exchange therefor, without interest, (i) at the time of such surrender, the dividends or other distributions with a record date after the Effective Time theretofore payable with respect to such whole shares of Buyer Common Stock and not paid and (ii) at the appropriate payment date, the dividends or other distributions payable with respect to such whole shares of Buyer Common Stock with a record date after the Effective Time but with a payment date subsequent to surrender. For the avoidance of doubt, Holders shall not have any right to participate in any dividends or other distributions declared by Buyer in respect of the Buyer Common Stock if the record date of such dividend or distribution is prior to the Effective Time.
(b)   In the event of a transfer of ownership of a Certificate representing Seller Common Stock that is not registered in the stock transfer records of Seller, the proper amount of cash and/or shares of Buyer Common Stock shall be paid or issued in exchange therefor to a person other than the person in whose name the Certificate so surrendered is registered if the Certificate formerly representing such Seller Common Stock shall be properly endorsed or otherwise be in proper form for transfer and the person requesting such payment or issuance shall pay any transfer or other similar Taxes required by reason of the payment or issuance to a person other than the registered Holder of the Certificate or establish to the satisfaction of Buyer that the Tax has been paid or is not applicable.
Section 2.09   Anti-Dilution Provisions.   If the number of shares of Buyer Common Stock or Seller Common Stock issued and outstanding prior to the Effective Time shall be increased or decreased, or changed into or exchanged for a different number of kind of shares or securities, in any such case as a result of a stock split, reverse stock split, stock combination, stock dividend, reclassification, or similar transaction, or there shall be any extraordinary dividend or distribution with respect to such stock, and the record date therefor shall be prior to the Effective Time, an appropriate and proportionate adjustment shall be made to the Merger Consideration to give holders of Seller Common Stock the same economic effect as contemplated by this Agreement prior to such event.
ARTICLE III
REPRESENTATIONS AND WARRANTIES OF SELLER
Except as Previously Disclosed, Seller hereby represents and warrants to Buyer as follows:
Section 3.01   Organization, Standing, and Power.
(a)   Status of Seller.   Seller is a corporation duly organized, validly existing, and in good standing under the Laws of the State of Alabama, is authorized under the Laws of the State of Alabama to engage in its business as currently conducted and otherwise has the corporate power and authority to own, lease and operate all of its Assets and to conduct its business in the manner in which its business is now being conducted in all material respects. Seller is duly qualified or licensed to transact business as a foreign corporation in good standing in each jurisdiction in which its ownership of its Assets or conduct of its business requires such qualification or licensure, except where failure to be so qualified or licensed has not had or would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect on Seller. Seller is a bank holding company duly registered with the Federal Reserve under the BHC Act. True, complete and correct copies of the articles of incorporation and the bylaws of Seller, each as in effect as of the date of this Agreement, have been delivered or made available to Buyer.
(b)   Status of Seller Bank.   Seller Bank is a direct, wholly owned Subsidiary of Seller, is duly organized, validly existing and in good standing under the Laws of the State of Alabama, is authorized under the Laws of the State of Alabama to engage in its business as currently conducted and otherwise has the corporate power and authority to own, lease and operate all of its properties and to conduct its business in the manner in which its business is now being conducted in all material respects. Seller Bank is authorized by the Alabama State Banking Department (“ASBD”) and the FDIC to engage in the business of banking as an Alabama state-chartered bank. Seller Bank is duly qualified or licensed to transact business as a foreign corporation in good standing in each jurisdiction in which its ownership of its properties or conduct of its business requires such qualification or licensure, except where failure to be so qualified or licensed has not had or would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect on Seller. True, complete and correct copies of the articles of incorporation and bylaws of Seller Bank, each as in effect as of the date of this Agreement, have been delivered or made available to Buyer.
Section 3.02   Capital Stock.
(a)   The authorized capital stock of Seller consists of 30,000,000 shares of Seller Common Stock with voting rights, 5,000,000 shares of non-voting common stock and 2,000,000 shares of preferred stock. As of March 24, 2025, there are 9,922,180 shares of Seller Common Stock issued and outstanding. There are no shares of Seller Common Stock held by any of Seller’s Subsidiaries (other than shares in trust accounts, managed accounts and the like for the benefit of customers). Seller Disclosure Schedule 3.02(a) sets forth, as March 24, 2025, the name and address, as reflected on the books and records of Seller, of each Holder, and the number of shares of Seller Common Stock held by each such Holder. The issued and outstanding shares of Seller Common Stock are duly authorized, validly issued, fully paid, non-assessable, and have not been issued in violation of nor are they subject to preemptive rights of any Seller stockholder. All shares of Seller’s capital stock issued and outstanding have been issued in material compliance with and not in violation of any applicable federal or state securities Laws.
(b)   Except as set forth in Seller Disclosure Schedule 3.02(b), there are no outstanding shares of capital stock of any class, or any options, warrants or other similar rights, convertible or exchangeable securities, “phantom stock” rights, stock appreciation rights, stock based performance units, agreements, arrangements, commitments, or understandings to which Seller or any of its Subsidiaries is a party, whether or not in writing, of any character relating to the issued or unissued capital stock or other securities of Seller or any of Seller’s Subsidiaries or obligating Seller or any of Seller’s Subsidiaries to issue (whether upon conversion, exchange or otherwise) or sell any share of capital stock of, or other equity interests in or other securities of, Seller or any of Seller’s Subsidiaries. Except for the Seller DRIP, there are no obligations, contingent or otherwise, of Seller or any of Seller’s Subsidiaries to repurchase, redeem or otherwise acquire any shares of Seller Common Stock or capital stock of any of Seller’s Subsidiaries or any other securities of Seller or any of Seller’s Subsidiaries or to provide funds to or make any investment (in the form of a loan, capital contribution, or otherwise) in any such Subsidiary or any other entity. Except for the Seller Voting Agreements, there are no agreements, arrangements, or other understandings with respect to the voting of Seller’s capital stock and there are no agreements or arrangements under which Seller is obligated to register the sale of any of its securities under the Securities Act.
(c)   Except as set forth in Seller Disclosure Schedule 3.02(c), Seller is not a party to any agreement that provides holders of Seller Common Stock with rights as holders of Seller Common Stock that are in addition to those provided by Seller’s articles of incorporation, Seller’s bylaws, or by applicable Law.
Section 3.03   Subsidiaries.
(a)   Seller Disclosure Schedule 3.03(a) sets forth a complete and accurate list of all Subsidiaries of Seller, including the jurisdiction of organization and all jurisdictions in which any such entity is qualified to do business and the number of shares or other equity interests in such Subsidiary held by Seller. Except as set forth in Seller Disclosure Schedule 3.03(a), (i) Seller owns, directly or indirectly, all of the issued and outstanding equity securities of each Subsidiary of Seller, (ii) all of the equity securities of each such Subsidiary held by Seller, directly or indirectly, are validly issued, fully paid, non-assessable and are not subject to preemptive or similar rights, and (iii) all of the equity securities of each Subsidiary that is owned, directly or indirectly, by Seller or any Subsidiary thereof, are free and clear of all Liens, other than restrictions on transfer under applicable securities or banking Laws. Neither Seller nor any of its Subsidiaries has any trust preferred securities or other similar securities outstanding.

(b)   Neither Seller nor any of Seller’s Subsidiaries owns any stock or equity interest in any depository institution (as defined in 12 U.S.C. Section 1813(c)(1)) other than Seller Bank. Except as set forth in Seller Disclosure Schedule 3.03(b), neither Seller nor any Subsidiary of Seller beneficially owns, directly or indirectly (other than in a bona fide fiduciary capacity or in satisfaction of a debt previously contracted), any equity securities or similar interests of any Person, or any interest in a partnership or joint venture of any kind.
Section 3.04   Minute Books.   Seller has made available to Buyer a complete and correct copy of the minute books of Seller and each of its Subsidiaries, and the stock ledgers and stock transfer books of Seller and each of its Subsidiaries. The minute books of Seller and each of its Subsidiaries contain records of all meetings held by, and all other corporate or similar actions of, their respective stockholders and boards of directors (including committees of their respective boards of directors) or other governing bodies, which records are complete and accurate in all material respects. The stock ledgers and the stock transfer books of Seller and each of its Subsidiaries contain records of the ownership of the equity securities of Seller and each of its Subsidiaries, which records are complete and accurate in all material respects.
Section 3.05   Corporate Authority.   Subject only to the receipt of the Requisite Seller Stockholder Approval at the Seller Meeting, this Agreement and the transactions contemplated hereby have been authorized by all necessary corporate action of Seller and the board of directors of Seller on or prior to the date hereof. The board of directors of Seller has directed that this Agreement be submitted to Seller’s stockholders for approval at a meeting of the stockholders and, except for the receipt of the Requisite Seller Stockholder Approval in accordance with the ABCL and Seller’s charter and bylaws, no other vote or action of the stockholders of Seller is required by Law, the charter or bylaws of Seller or otherwise to approve this Agreement and the transactions contemplated hereby. Seller has duly executed and delivered this Agreement and, assuming due authorization, execution and delivery by Buyer, this Agreement is a valid and legally binding obligation of Seller, enforceable in accordance with its terms (except to the extent that validity and enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar Laws affecting the enforcement of creditors’ rights generally or by general principles of equity or by principles of public policy (the “Enforceability Exception”)).
Section 3.06   No Conflicts; Regulatory Approvals.
(a)   No Conflicts.   Subject to the receipt of the Requisite Seller Stockholder Approval, the Consents referenced in Section 3.06(b), and as set forth on Seller Disclosure Schedule 3.06(a), the execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated hereby by Seller do not and will not (1) constitute a breach or violation of, or a default under, the charter, bylaws or similar governing documents of Seller or any of its respective Subsidiaries, (2) violate any Law applicable to Seller or any of its Subsidiaries, or any of their Assets, (3) conflict with, result in a breach or violation of any provision of, or the loss of any benefit under, or a default (or an event which, with or without notice or lapse of time, or both, would constitute a default) under, result in the creation of any Lien under, result in a right of termination or the acceleration of any right or obligation (which, in each case, would reasonably be expected to have a material impact on Seller or a penalty in excess of $50,000) under any Permit, license, credit agreement, indenture, loan, note, bond, mortgage, reciprocal easement agreement, lease, instrument, concession, contract, franchise, agreement, or other instrument or obligation of Seller or any of its Subsidiaries or to which Seller or any of its Subsidiaries, or their respective properties or assets is subject or bound, or (4) require the Consent of any third party or Governmental Authority under any such Law, rule or regulation or any judgment, decree, order, Permit, license, credit agreement, indenture, loan, note, bond, mortgage, reciprocal easement agreement, lease, instrument, concession, contract, franchise, agreement or other instrument or obligation the failure to obtain which would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect on Seller.
(b)   Regulatory Approvals.   Other than in connection or compliance with the provisions of the Securities Laws (including the filing and declaration of effectiveness of the Registration Statement), applicable state securities Laws, the rules of NYSE, Nasdaq, the TBCA, the ABCL, the BHC Act, the Bank Merger Act, the Riegle-Neal Interstate Banking and Branching Efficiency Act, and the Requisite Regulatory Approvals, no notice to, filing with, or Consent of, any Governmental Authority or any third party is necessary for the consummation by Seller or Seller Bank, as applicable, of the Mergers and other transactions contemplated in this Agreement. As of the date hereof, Seller has no Knowledge of any reason why (i) the

Requisite Regulatory Approvals will not be received in order to permit consummation of the Mergers on a timely basis, or (ii) a Burdensome Condition would be imposed.
Section 3.07   Reports; Financial Statements; Internal Controls.
(a)   SEC Reports.   Seller has filed all required reports, forms, schedules, registration statements, and other documents with the SEC that it has been required to file since January 1, 2022 and has paid all fees and assessments due and payable in connection therewith, except where the failure to file such required reports, forms, schedules, registration statements, and other documents or pay such fees and assessments has not had or would not reasonably be expected to have, either individually or in the aggregate, a material impact on the operations or financial condition of Seller. As of their respective dates of filing with the SEC (or, if amended or superseded by a subsequent filing prior to the date hereof, as of the date of such subsequent filing), the Seller’s SEC Reports complied as to form in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such Seller SEC Reports, and none of the Seller’s SEC Reports when filed with the SEC, or if amended prior to the date hereof, as of the date of such amendment, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.
(b)   Seller Financial Statements.   The Seller Financial Statements included or incorporated by reference in the Seller’s SEC Reports (i) are true, accurate and complete in all material respects, and have been prepared from, and are in accordance with, the Books and Records of the Seller and its Subsidiaries, (ii) have been prepared in accordance with GAAP, regulatory accounting principles and the applicable accounting requirements and with the published rules and regulations of the SEC, in each case, consistently applied except as may be otherwise indicated in the notes thereto and except with respect to the interim financial statements for the omission of footnotes, and (iii) fairly present in all material respects the consolidated financial condition of the Seller and its Subsidiaries as of the respective dates set forth therein and the consolidated statements of income, comprehensive income, changes in stockholders’ equity, and cash flows of the Seller and its Subsidiaries for the respective periods set forth therein, subject in the case of the interim Financial Statements to year-end adjustments. The Seller Financial Statements to be prepared after the date of this Agreement and prior to the Closing (A) will be true, accurate and complete in all material respects, and will be prepared from, and will be in accordance with, the Books and Records of the Seller and its Subsidiaries, (B) will have been prepared in accordance with GAAP, regulatory accounting principles and the applicable accounting requirements and with the published rules and regulations of the SEC, in each case, consistently applied except as may be otherwise indicated in the notes thereto and except with respect to unaudited financial statements for the omission of footnotes, and (C) will fairly present in all material respects the consolidated financial condition of Seller and its Subsidiaries as of the respective dates set forth therein and the consolidated statements of income, comprehensive income, changes in stockholders’ equity and cash flows of the Seller and its Subsidiaries for the respective periods set forth therein, subject in the case of unaudited financial statements to year-end adjustments.
(c)   Call Reports.   The financial statements contained in the Call Reports of Seller Bank for the periods ended on or after December 31, 2022, (i) are true, accurate and complete in all material respects, (ii) have been prepared in accordance with GAAP and regulatory accounting principles consistently applied, except as may be otherwise indicated in the notes thereto and except for the omission of footnotes, and (iii) fairly present in all material respects the financial condition of Seller Bank as of the respective dates set forth therein and the results of operations and stockholders’ equity for the respective periods set forth therein, subject to year-end adjustments. The financial statements contained in the Call Reports of Seller Bank to be prepared after the date of this Agreement and prior to the Closing (A) will be true, accurate and complete in all material respects, (B) will have been prepared in accordance with GAAP and regulatory accounting principles consistently applied, except as may be otherwise indicated in the notes thereto and except for the omission of footnotes, and (C) will fairly present in all material respects the financial condition of Seller Bank as of the respective dates set forth therein and the results of operations and stockholders’ equity of Seller Bank for the respective periods set forth therein, subject to year-end adjustments.
(d)   Records.   The records, systems, controls, data and information of the Seller and its Subsidiaries are recorded, stored, maintained and operated under means (including any electronic, mechanical or photographic process, whether computerized or not) that are under the exclusive ownership and direct control of a Seller Entity or its accountants (including all means of access thereto and therefrom), except where such non-exclusive ownership and non-direct control has not had or would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect on Seller. Seller and Seller Bank (i) have implemented, and maintain, disclosure controls and procedures (as defined in Rule 13a-15 or 15d-15, as applicable, under the Exchange Act) to ensure the reliability of the Seller Financial Statements and to ensure that information relating to the Seller Entities is made known to the principal executive officer, principal financial officer, or other members of executive management of Seller by others within those entities as appropriate to allow timely decisions regarding required disclosures and to make the certifications required by the Exchange Act and Sections 302 and 906 of the Sarbanes-Oxley Act, and (ii) have disclosed, based on its most recent evaluation prior to the date hereof, to Seller’s outside auditors and the audit committee of the board of directors of Seller (A) any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting (as defined in Rules 13a-15(f) and 13d-15(f) of the Exchange Act) that would be reasonably likely to adversely affect Seller’s ability to record, process, summarize and report financial information, and (B) to the Knowledge of Seller, any fraud, whether or not material, that involves management or other employees who have a significant role in Seller’s internal controls over financial reporting. To the Knowledge of Seller, there is no reason to believe that Seller’s outside auditors, its principal executive officer and principal financial officer will not be able to give the certifications and attestations required pursuant to the rules and regulations adopted pursuant to Section 404 of the Sarbanes-Oxley Act, without qualification, when next due, if required.
(e)   Systems and Processes.   Seller and each of its Subsidiaries has in place sufficient systems and processes that are customary for a financial institution the size of Seller and its Subsidiaries and that are designed in all material respects to (i) provide reasonable assurances regarding the reliability of financial reporting and the preparation of the Seller Financial Statements and such Seller Entity’s financial statements, including the Call Reports, (ii) in a timely manner accumulate and communicate to Seller and such Subsidiary’s principal executive officer and principal financial officer the type of information that would be required to be disclosed in Seller Financial Statements and such Subsidiary’s financial statements, including the Call Reports, or any forms, filings, registrations, submissions, statements, certifications, returns, information, data, reports or documents required to be filed or provided to any Governmental Authority, (iii) ensure access to Seller and its Subsidiaries’ Assets is permitted only in accordance with management’s authorization, and (iv) ensure the reporting of such Assets is compared with existing Assets at regular intervals. Since December 31, 2022, neither Seller nor any of its Subsidiaries nor, to Seller’s Knowledge, any Representative of Seller or any of its Subsidiaries has received or otherwise had or obtained Knowledge of any complaint, allegation, assertion or claim, whether written or oral, regarding the adequacy of such systems and processes or the accuracy or integrity of Seller Financial Statements, any financial statements of any Subsidiary of Seller, including the Call Reports, or the accounting or auditing practices, procedures, methodologies or methods (including with respect to loan loss reserves, write-downs, charge-offs and accruals) of Seller or its Subsidiaries or their respective internal accounting controls, including any complaint, allegation, assertion or claim that Seller or any of its Subsidiaries has engaged in questionable accounting or auditing practices. No attorney representing Seller or any of its Subsidiaries, whether or not employed by Seller or any of its Subsidiaries, has reported evidence of a material violation of Securities Laws, breach of fiduciary duty or similar violation by Seller or any of its officers, directors or employees to the board of directors of Seller or any of its Subsidiaries or any committee thereof, or, to the Knowledge of Seller, to any director or officer of Seller or any of its Subsidiaries. To Seller’s Knowledge, there has been no instance of fraud by Seller or any of its Subsidiaries, whether or not material.
(f)   Auditor Independence.   The independent registered public accounting firm engaged to express its opinion with respect to the Seller Financial Statements included in the Seller’s SEC Reports is, and has been throughout the periods covered thereby, “independent” within the meaning of Rule 2-01 of Regulation S-X. As of the date hereof, the external auditor for Seller and the Seller Bank has not resigned or been dismissed as a result of or in connection with any disagreements with Seller or Seller Bank on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.
Section 3.08   Regulatory Reports.   Since January 1, 2023, Seller and its Subsidiaries have timely filed with the Federal Reserve, the FDIC, the ASBD, the SEC, and any SRO and any other applicable Governmental Authority, in correct form, the material reports, registration statements, and other documents required to be filed under applicable Laws and regulations and have paid all fees and assessments due and payable in connection therewith, and such reports were complete and accurate and in compliance in all material respects with the requirements of applicable Laws and regulations. Other than normal examinations conducted by a Governmental Authority in the Ordinary Course of Business, no Governmental Authority has notified Seller or any of its Subsidiaries that it has initiated any proceeding or, to the Knowledge of Seller, threatened an investigation into the business or operations of Seller or any of its Subsidiaries since January 1, 2023. Subject to Section 9.11, there is no material and unresolved violation, criticism, or exception by any Governmental Authority with respect to any report or statement relating to any examinations or inspections of Seller or any of its Subsidiaries.
Section 3.09   Absence of Certain Changes or Events.   Except as set forth in Seller Disclosure Schedule 3.09, the Seller Financial Statements, Seller’s SEC Reports or as otherwise contemplated by this Agreement, since December 31, 2023, (a) Seller and its Subsidiaries have carried on their respective businesses in all material respects in the Ordinary Course of Business, and (b) there have been no events, changes, or circumstances which have had, or are reasonable likely to have, individually or in the aggregate, a Material Adverse Effect with respect to Seller.
Section 3.10   Legal Proceedings.
(a)   Except as set forth in Seller Disclosure Schedule 3.10(a), there are no material civil, criminal, administrative or regulatory actions, suits, demand letters, demands for indemnification, claims, hearings, notices of violation, arbitrations, investigations, Orders to show cause, market conduct examinations, notices of non-compliance, or other proceedings of any nature pending or, to the Knowledge of Seller, threatened against Seller or any of its Subsidiaries or any of their current or former directors or executive officers in their capacities as such, or to which Seller or any of its Subsidiaries or any of their current or former director or executive officer, in their capacities as such, is a party, including without limitation, any such actions, suits, demand letters, demands for indemnification, claims, hearings, notices of violation, arbitrations, investigations, Orders to show cause, market conduct examinations, notices of non-compliance, or other proceedings of any nature that would challenge the validity or propriety of the transactions contemplated by this Agreement.
(b)   Subject to Section 9.11, there is no material Orders or regulatory restriction imposed upon Seller or any of its Subsidiaries, or the assets of Seller or any of its Subsidiaries (or that, upon consummation of the Merger or the Bank Merger would apply to the Surviving Entity or any of its Subsidiaries or affiliates), and neither Seller nor any of its Subsidiaries has been advised of the threat of any such action, other than any such Order that is generally applicable to all Persons in businesses similar to that of Seller or any of Seller’s Subsidiaries.
Section 3.11   Compliance With Laws.
(a)   Seller and each of its Subsidiaries is, and has been since January 1, 2023, in compliance in all material respects with all applicable federal, state, local, and foreign Laws, rules, or Orders applicable thereto or to the employees conducting such businesses, including, without limitation, Laws related to data protection or privacy, the USA PATRIOT Act, the Bank Secrecy Act, the Equal Credit Opportunity Act, the Fair Housing Act, the Home Mortgage Disclosure Act, the Community Reinvestment Act, the Fair Credit Reporting Act, the Truth in Lending Act, the Dodd-Frank Act, Sections 23A and 23B of the Federal Reserve Act, the Sarbanes-Oxley Act or the regulations implementing such statutes, all other applicable anti-money laundering Laws, fair lending Laws and other Laws relating to discriminatory lending, financing, leasing, or business practices and all agency requirements relating to the origination, sale, and servicing of mortgage loans. Neither Seller nor any of its Subsidiaries has been advised of any supervisory concerns regarding their compliance with the Bank Secrecy Act or related state or federal anti-money laundering laws, regulations, and guidelines, including without limitation those provisions of federal regulations requiring (i) the filing of reports, such as Currency Transaction Reports and Suspicious Activity Reports, (ii) the maintenance of records, and (iii) the exercise of due diligence in identifying customers.
(b)   Seller and each of its Subsidiaries have all material Permits and Orders of, and each has made all filings, applications, and registrations with, all Governmental Authorities that are required in order to permit it to own or lease its properties and to conduct its business as presently conducted. All such Permits and Orders are in full force and effect and, to Seller’s Knowledge, no suspension or cancellation of any of them is threatened.

(c)   Neither Seller nor any of its Subsidiaries has received, since January 1, 2023, written or, to Seller’s Knowledge, oral notification from any Governmental Authority (i) asserting that it is materially in non-compliance with any of the Laws which such Governmental Authority enforces or (ii) threatening to revoke any Permit, except, in either case, where the matters referenced in such notification would not be reasonably expected to result in a Material Adverse Effect in respect of Seller or its Subsidiaries.
Section 3.12   Seller Material Contracts; Defaults.
(a)   Except as set forth in Seller Disclosure Schedule 3.12(a), neither Seller nor any of its Subsidiaries is a party to, bound by, or subject to any agreement, contract, arrangement, commitment, or understanding (whether written or oral) (i) which would entitle any present or former director, officer, employee, consultant, or agent of Seller or any of its Subsidiaries to indemnification from Seller or any of its Subsidiaries; (ii) which grants any right of first refusal, right of first offer, or similar right with respect to any assets or properties of Seller or its respective Subsidiaries; (iii) related to the borrowing by Seller or any of its Subsidiaries of money other than those entered into in the Ordinary Course of Business and any guaranty of any obligation for the borrowing of money, excluding endorsements made for collection, repurchase or resell agreements, letters of credit and guaranties made in the Ordinary Course of Business; (iv) which provides for payments to be made by Seller or any of its Subsidiaries upon a change in control thereof; (v) relating to the lease of personal property having a value in excess of $100,000 individually or $200,000 in the aggregate; (vi) relating to any joint venture, partnership, limited liability company agreement, or other similar agreement or arrangement; (vii) which relates to capital expenditures and involves future payments in excess of $100,000 individually or $200,000 in the aggregate; (viii) which relates to the disposition or acquisition of assets or any interest in any business enterprise outside the Ordinary Course of Business; (ix) which is not terminable on 60 days or less notice and involving the payment of more than $200,000 per annum; (x) which contains a non-compete, or client or customer non-solicit requirement, or any other provision that restricts the conduct of any line of business by Seller or any of its Affiliates or upon consummation of the Merger will restrict the ability of the Surviving Entity or any of its Affiliates to engage in any line of business (including, for the avoidance of doubt, any exclusivity provision granted in favor of any third party) or which grants any right of first refusal, right of first offer, or similar right or that limits or purports to limit the ability of Seller or any of its Subsidiaries (or, following consummation of the transactions contemplated hereby, Buyer or any of its Subsidiaries) to own, operate, sell, transfer, pledge, or otherwise dispose of any assets or business; or (xi) pursuant to which Seller or any of its Subsidiaries may become obligated to invest in or contribute capital to any entity. Each contract, arrangement, commitment, or understanding of the type described in this Section 3.12(a) is listed in Seller Disclosure Schedule 3.12(a) and is referred to herein as a “Seller Material Contract.” Seller has previously made available to Buyer true, complete and correct copies of each such Seller Material Contract, including any and all amendments and modifications thereto.
(b)   Each Seller Material Contract is valid and binding on Seller and any of its Subsidiaries to the extent such Subsidiary is a party thereto, as applicable, and is in full force and effect and enforceable in accordance with its terms (assuming the due execution by each other party thereto, provided that Seller hereby represents and warrants that, to its Knowledge, each Seller Material Contract is duly executed by all such parties), subject to the Enforceability Exception and except where the failure to be valid, binding, enforceable, and in full force and effect, individually or in the aggregate, is not reasonably likely to have a Material Adverse Effect with respect to Seller; and neither Seller nor any of its Subsidiaries is in default under any Seller Material Contract or other “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K of the SEC), to which it is a party, and there has not occurred any event that, with the lapse of time or the giving of notice or both, would constitute such a material default. To the Knowledge of Seller, no power of attorney or similar authorization given directly or indirectly by Seller or any of its Subsidiaries is currently outstanding.
(c)   Seller Disclosure Schedule 3.12(c) sets forth a true and complete list of all Seller Material Contracts pursuant to which Consents, waivers, or notices are or may be required to be given thereunder, in each case, prior to the performance by Seller of this Agreement and the consummation of the Merger, the Bank Merger and the other transactions contemplated hereby and thereby.
Section 3.13   Agreements with Regulatory Agencies.   Subject to Section 9.11, neither Seller nor any of its Subsidiaries is subject to any cease-and-desist or other Order issued by, or is a party to any written agreement, consent agreement, or memorandum of understanding with, or is a party to any commitment letter or similar undertaking to, or is a recipient of any extraordinary supervisory letter from, or is subject to any Order or directive by, or has adopted any board resolutions at the request of any Governmental Authority (each a “Seller Regulatory Agreement”) that restricts, or by its terms will in the future restrict, the conduct of Seller’s or any of its Subsidiaries’ business or that in any manner relates to their capital adequacy, credit or risk management policies, dividend policies, management, business, or operations, nor has Seller or any of its Subsidiaries been advised by any Governmental Authority that it is considering issuing, initiating, ordering, requesting, recommending or otherwise proceeding with (or is considering the appropriateness of any of the aforementioned actions) any Seller Regulatory Agreement. To Seller’s Knowledge, there are no investigations relating to any regulatory matters pending before any Governmental Authority with respect to Seller or any of its Subsidiaries.
Section 3.14   Brokers; Fairness Opinion.   Neither Seller nor any of its officers, directors or any of its Subsidiaries has employed any broker or finder or incurred, nor will it incur, any liability for any broker’s fees, commissions or finder’s fees in connection with any of the transactions contemplated by this Agreement, except that Seller has engaged, and will pay a fee or commission to Performance Trust Capital Partners in accordance with the terms of that certain engagement agreement between Seller and Performance Trust Capital Partners, complete and correct copies of which has been previously delivered by Seller to Buyer. Seller has received the opinion of Performance Trust Capital Partners, and has delivered a copy of such opinion to Buyer, to the effect that, as of the date of such opinion and based upon and subject to the qualifications and assumptions set forth therein, the Merger Consideration is fair, from a financial point of view, to the holders of shares of Seller Common Stock, and, as of the date of this Agreement, such opinion has not been withdrawn, revoked, or modified.
Section 3.15   Employee Benefit Plans.
(a)   Seller Disclosure Schedule 3.15(a) sets forth a true and complete list of each Seller Benefit Plan. For purposes of this Agreement, “Seller Benefit Plans” means all benefit and compensation plans, contracts, policies, or arrangements (i) covering current or former employees or their beneficiaries and dependents of Seller, any of its Subsidiaries, or any of Seller’s related organizations described in Code Sections 414(b), (c), (m), or (o), or any entity which is considered one employer with Seller, any of its Subsidiaries, or Controlled Group Members under Section 4001 of ERISA or Section 414 of the Code (“ERISA Affiliates”) (such current employees collectively, the “Seller Employees”), (ii) covering current or former directors or their beneficiaries and dependents of Seller, any of its Subsidiaries, or ERISA Affiliates, or (iii) with respect to which Seller or any of its Subsidiaries has or may have any liability or contingent liability (including liability arising from ERISA Affiliates) including, but not limited to, “employee benefit plans” within the meaning of Section 3(3) of ERISA, health/welfare, employment, severance, change-of-control, fringe benefit, deferred compensation, defined benefit plan, defined contribution plan, stock option, stock purchase, stock appreciation rights, stock based, incentive, bonus plans, retirement plans, and other policies, plans, or arrangements whether or not subject to ERISA.
(b)   With respect to each Seller Benefit Plan, Seller has made available to Buyer true and complete copies of such Seller Benefit Plan, any trust instruments, insurance contracts, or other funding arrangements forming a part of any Seller Benefit Plans and all amendments thereto, summary plan descriptions and summary of material modifications, IRS Form 5500 (for the three most recently completed plan years), the most recent IRS determination, opinion, notification and advisory letters, with respect thereto and any correspondence from any regulatory agency. In addition, with respect to the Seller Benefit Plans for the three most recently completed plan years, any plan financial statements and accompanying accounting reports, service contracts, fidelity bonds, and employee and participant annual QDIA notice, safe harbor notice, or fee disclosures notices under 29 CFR 2550.404a-5, and nondiscrimination testing data and results under Code Sections 105(h), 125, 129, 401(k), and 401(m), as applicable, have been provided to Buyer.
(c)   All Seller Benefit Plans are, in all material respects, in compliance in form and operation with all applicable Laws, including ERISA and the Code. Each Seller Benefit Plan which is intended to be qualified under Section 401(a) of the Code (“Seller 401(a) Plan”) has received a favorable opinion, determination, or advisory letter from the IRS, and, to the Knowledge of Seller, there is not any circumstance that could reasonably be expected to result in revocation of any such favorable determination, opinion, or advisory letter or the loss of the qualification of such Seller 401(a) Plan under Section 401(a) of the Code, and nothing has occurred that would reasonably be expected to result in the Seller 401(a) Plan ceasing to be qualified under Section 401(a) of the Code. All Seller Benefit Plans have been administered in all material respects in accordance with their terms. There are no pending litigation or regulatory actions or, to the Seller’s Knowledge, threatened litigation relating to the Seller Benefit Plans. Neither Seller nor any of its Subsidiaries has engaged in a transaction with respect to any Seller Benefit Plan, including a Seller 401(a) Plan that could subject Seller or any of its Subsidiaries to a material tax or penalty under any Law including, but not limited to, Section 4975 of the Code or Section 502(i) of ERISA. No Seller 401(a) Plan has been submitted under or been the subject of an IRS voluntary compliance program submission that is still outstanding or that has not been fully corrected in accordance with a compliance statement issued by the IRS with respect to any applicable failures. There are neither any audits, inquiries or proceedings pending or threatened by the IRS or the Department of Labor with respect to any Seller Benefit Plan nor current, pending, or threatened investigations by the IRS or the Department of Labor with respect to any Seller Benefit Plan.
(d)   No liability under Title IV of ERISA has been or is expected to be incurred by Seller, any of its Subsidiaries or any ERISA Affiliates with respect to any ongoing, frozen or terminated “single employer plan,” within the meaning of Section 4001(a)(15) of ERISA, currently or formerly maintained by Seller, any of its Subsidiaries, or any ERISA Affiliates. Neither Seller nor any ERISA Affiliate has ever maintained, sponsored, or contributed to, or been obligated to contribute to a plan subject to Title IV of ERISA or Section 412 of the Code. None of Seller or any ERISA Affiliate has contributed to (or been obligated to contribute to) a “multiemployer plan” within the meaning of Section 3(37) of ERISA at any time. Neither Seller nor any of its Subsidiaries or ERISA Affiliates have incurred, and there are no circumstances under which they could reasonably be expected to incur, liability under Title IV of ERISA (regardless of whether based on contributions of an ERISA Affiliate). Neither Seller nor any of its Subsidiaries has ever sponsored, maintained, or participated in a multiple employer welfare arrangement as defined in ERISA Section 3(40). No notice of a “reportable event” within the meaning of Section 4043 of ERISA has been required to be filed for any Seller Benefit Plan or by any ERISA Affiliate or will be required to be filed, in either case, in connection with the transactions contemplated by this Agreement.
(e)   All contributions required to be made with respect to all Seller Benefit Plans have been timely made. No Seller Benefit Plan or single employer plan of an ERISA Affiliate has an “accumulated funding deficiency” (whether or not waived) within the meaning of Section 412 of the Code or Section 3012 of ERISA and no ERISA Affiliate has an outstanding funding waiver.
(f)   Except as set forth in Seller Disclosure Schedule 3.15(f), no Seller Benefit Plan provides life insurance, medical, surgical, hospitalization or other employee welfare benefits to any Seller Employee, or any of their affiliates, upon or following his or her retirement or termination of employment for any reason, except as may be required by Law.
(g)   All Seller Benefit Plans that are group health plans have been operated in all material respects in compliance with the group health plan continuation requirements of Section 4980B of the Code and all other applicable sections of ERISA and the Code, and no liabilities arising under Code Section 4980H have occurred. Seller may amend or terminate any such Seller Benefit Plan at any time without incurring any liability thereunder for future benefits coverage at any time after such termination.
(h)   Except as otherwise provided for in this Agreement (including Exhibit C) or as set forth in Seller Disclosure Schedule 3.15(h), neither the execution of this Agreement, stockholder approval of this Agreement, or consummation of any of the transactions contemplated by this Agreement (individually or in conjunction with any other event) will (i) entitle any current or former Seller Employee to retention or other bonuses, parachute payments, non-competition payments, or any other payment, (ii) entitle any current or former Seller Employee to unemployment compensation, severance pay or any increase in severance pay upon any termination of employment, (iii) accelerate the time of payment or vesting (except as required by Law) or trigger any payment or funding (through a grantor trust or otherwise) of compensation or benefits under, increase the amount payable or trigger any other obligation pursuant to, any of the Seller Benefit Plans, (iv) result in any breach or violation of, or a default under, any of the Seller Benefit Plans, (v) result in any payment of any amount that would, individually or in combination with any other such payment, be an excess “parachute payment” to a “disqualified individual” as those terms are defined in Section 280G of the Code, or (vi) limit or restrict the right of Seller or, after the consummation of the transactions contemplated hereby, Buyer or any of its Subsidiaries, to merge, amend or terminate any of the Seller Benefit Plans.

(i)   Except as set forth in Seller Disclosure Schedule 3.15(i), (i) each Seller Benefit Plan that is a non-qualified deferred compensation plan or arrangement within the meaning of Section 409A of the Code, and any underlying award, is in compliance in all respects with Section 409A of the Code and (ii) no payment or award that has been made to any participant under a Seller Benefit Plan is subject to the interest and penalties specified in Section 409A(a)(1)(B) of the Code. Neither Seller nor any of its Subsidiaries (x) has any obligation to reimburse or indemnify any participant in a Seller Benefit Plan for any of the interest or penalties specified in Section 409A(a)(1)(B) of the Code that may be currently due or triggered in the future, or (y) except as set forth in Seller Disclosure Schedule 3.15(i), has been required to report to any Governmental Authority any correction or taxes due as a result of a failure to comply with Section 409A of the Code.
(j)   No Seller Benefit Plan provides for the gross-up or reimbursement of any Taxes imposed by Section 4999 of the Code or otherwise, and neither Seller nor any of its Subsidiaries has any obligation to reimburse or indemnify any party for such Taxes.
(k)   Seller has made available to Buyer copies of any Code Section 280G calculations (whether or not final) with respect to the disqualified individuals referenced in such calculations in connection with the transactions contemplated by this Agreement.
(l)   Seller Disclosure Schedule 3.15(l) contains a schedule showing the monetary amounts payable or potentially payable, whether individually or in the aggregate (including good faith estimates of all amounts not subject to precise quantification as of the date of this Agreement) under any employment, change-in-control, severance, or similar contract, plan, or arrangement with or which covers any present or former director, officer, employee, or consultant of Seller or any of its Subsidiaries who may be entitled to any such amount and identifying the types and estimated amounts of the in-kind benefits due under any Seller Benefit Plans (other than a plan qualified under Section 401(a) of the Code) for each such Person, specifying the assumptions in such schedule and providing estimates of other required contributions to any trusts for any related fees or expenses.
(m)   Seller and its Subsidiaries have correctly classified all individuals who directly or indirectly perform services for Seller or any of its Subsidiaries for purposes of each Seller Benefit Plan, ERISA, and the Code.
Section 3.16   Labor Matters.   Neither Seller nor any of its Subsidiaries is a party to or bound by any collective bargaining agreement, contract, or other agreement or understanding with a labor union or labor organization, nor is there any proceeding pending or, to Seller’s Knowledge threatened, asserting that Seller or any of its Subsidiaries has committed an unfair labor practice (within the meaning of the National Labor Relations Act) or seeking to compel Seller or any of its Subsidiaries to bargain with any labor organization as to wages or conditions of employment, nor is there any strike or other labor dispute against Seller pending or, to Seller’s Knowledge, threatened, nor to Seller’s Knowledge is there any activity involving Seller Employees seeking to certify a collective bargaining unit or engaging in other organizational activity. To its Knowledge, Seller and its Subsidiaries have correctly classified all individuals who directly or indirectly perform services for Seller or any of its Subsidiaries for purposes of federal and state unemployment compensation Laws, workers’ compensation Laws, and the rules and regulations of the U.S. Department of Labor. To Seller’s Knowledge, no officer of Seller or any of its Subsidiaries is in material violation of any employment contract, confidentiality, non-competition agreement, or any other restrictive covenant.
Section 3.17   Environmental Matters.   (a) Except as would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect on Seller, Seller and its Subsidiaries have been and are in compliance with all applicable Environmental Laws, including obtaining, maintaining, and complying with all Permits required under Environmental Laws for the operation of their respective businesses, (b) there is no action or investigation by or before any Governmental Authority relating to or arising under any Environmental Laws that is pending or, to the Knowledge of Seller, threatened against Seller or any of its Subsidiaries or any real property or facility presently owned, operated, or leased by Seller or any of its Subsidiaries, (c) neither Seller nor any of its Subsidiaries has received any notice of or is subject to any material liability, settlement, or Order involving uncompleted, outstanding, or unresolved requirements relating to or arising under Environmental Laws, (d) to the Knowledge of Seller, there have been no releases of Hazardous Substances at, on, under or affecting any of the real properties or facilities presently owned, operated or leased by Seller or any of its Subsidiaries in an amount or condition that has resulted in or would reasonably be expected to result in material liability to Seller or any of its Subsidiaries relating to or arising under any Environmental Laws, and (e) to the Knowledge of Seller, there are no underground storage tanks on, in or under any property currently owned, operated or leased by Seller or any of its Subsidiaries.
Section 3.18   Tax Matters.
(a)   Except as would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect on Seller, each of Seller and its Subsidiaries has duly and timely filed (taking into account all applicable extensions) all income and other material Tax Returns that it was required to file under applicable Laws, other than Tax Returns that are not yet due or for which a request for extension was timely filed consistent with requirements of applicable Law. All such Tax Returns were correct and complete in all material respects and have been prepared in compliance with all applicable Laws. All Taxes due and owing by Seller or any of its Subsidiaries (whether or not shown on any Tax Return) have been fully and timely paid. Neither Seller nor any of its Subsidiaries is currently the beneficiary of any extension of time within which to file any Tax Return. Neither Seller nor any of its Subsidiaries has ever received written notice of any claim by any Governmental Authority in a jurisdiction where Seller or such Subsidiary does not file Tax Returns that it is or may be subject to Taxes by that jurisdiction. There are no material Liens for Taxes (other than Taxes that are not yet due and payable or that are being contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with GAAP) upon any of the assets of Seller or any of its Subsidiaries.
(b)   Seller and each of its Subsidiaries have properly withheld and, to the extent required by applicable Law, paid over to the appropriate Governmental Authority all Taxes required to have been withheld and paid over in connection with any amounts paid or owing to any employee, independent contractor, creditor, stockholder, or other Person, and have complied in all material respects with all applicable reporting requirements related to such Taxes.
(c)   No foreign, federal, state, or local Tax audits or administrative or judicial Tax proceedings are currently being conducted or pending, nor has any Tax audit or administrative or judicial Tax proceedings threatened in writing, in each case, with respect to Taxes of Seller or any of its Subsidiaries. Within the prior three completed tax years prior to the date hereof, neither Seller nor any of its Subsidiaries has received from any foreign, federal, state, or local taxing authority (including jurisdictions where Seller or any of its Subsidiaries have not filed Tax Returns) any (i) notice indicating an intent to open an audit or other review with respect to Taxes or (ii) notice of deficiency or proposed adjustment for any amount of Tax proposed, asserted, or assessed by any taxing authority against Seller or any of its Subsidiaries or regarding the assets of Seller or its Subsidiaries other than, in either case of (ii) or (iii), Taxes which have been fully paid or settled.
(d)   Seller has delivered or made available to Buyer true and complete copies of all income and other material foreign, federal, state, or local Tax Returns filed with respect to Seller or any of its Subsidiaries, and of all examination reports and statements of deficiencies assessed against or agreed to by Seller, in each case with respect to income Taxes, for taxable periods ended on or after December 31, 2021.
(e)   Neither Seller nor any of its Subsidiaries has waived any statute of limitations in respect of Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency which waiver or extension is still in effect. Neither Seller nor any of its Subsidiaries has requested or obtained a private letter ruling or closing agreement from the Internal Revenue Service or any other taxing authority.
(f)   Neither Seller nor any of its Subsidiaries has been a United States real property holding corporation within the meaning of Code Section 897(c)(2) during the applicable period specified in Code Section 897(c)(1)(A)(ii).
(g)   Neither Seller nor any of its Subsidiaries is (or has been) a party to or otherwise bound by any Tax allocation, Tax indemnification, Tax sharing, or similar agreement (other than such an agreement exclusively between or among Seller and its Subsidiaries or an agreement entered into in the Ordinary Course of Business and not primarily concerning Taxes). Neither Seller nor any of its Subsidiaries (i) has been a member of an affiliated group filing a consolidated federal income Tax Return or been included in a combined, consolidated or unitary income Tax Return (other than a group the common parent of which was Seller), or (ii) has any liability for the Taxes of any Person (other than Seller and its Subsidiaries) under Regulations Section 1.1502-6 (or any similar provision of foreign, state, or local Law), as a transferee or successor, by assumption, by contract (other than contracts entered into in the Ordinary Course of Business and not primarily related to Taxes), or otherwise.
(h)   The unpaid Taxes of Seller and each of its Subsidiaries (a) did not, as of the most recent Financial Statements as of the date hereof, exceed the reserve determined in accordance with GAAP for Tax liability (other than any reserve for deferred Taxes established to reflect timing differences between book and Tax income) and (b) will not materially exceed that reserve as adjusted for the passage of time through the Closing Date in accordance with the past custom and practice of Seller and each Subsidiary in filing its Tax Returns. Since January 1, 2023, neither Seller nor any of its Subsidiaries has incurred any liability for Taxes arising from extraordinary gains or losses, as that term is used in GAAP, outside the Ordinary Course of Business.
(i)   Neither Seller nor any of its Subsidiaries will be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Effective Time as a result of any: (i) change in method of accounting pursuant to Section 481 of the Code (or any corresponding or similar provision of foreign, state, or local Law) for a taxable period ending on or prior to the Effective Time; (ii) “closing agreement” as described in Code Section 7121 (or any corresponding or similar provision of foreign, state, or local Law) executed prior to the Effective Time; (iii) intercompany transaction or any excess loss account described in Regulations under Code Section 1502 (or any corresponding or similar provision of foreign, state, or local Law); (iv) use of an improper method of accounting for a taxable period ending prior to the Effective Time; (v) use of the cash method of accounting, percentage of completion method of accounting, completed contract method of accounting, or long-term contract method of accounting prior to the Effective Time; (vi) installment sale or open transaction disposition made prior to the Effective Time; or (vii) prepaid amount received prior to the Effective Time.
(j)   Since January 1, 2023, neither Seller nor any of its Subsidiaries has distributed stock of another Person nor had its stock distributed by another Person in a transaction that was purported or intended to be governed in whole or in part by Section 355 or Section 361 of the Code.
(k)   At no time has Seller ever elected to be an “S corporation” (Subchapter S corporation) under Sections 1361 and 1362 of the Code for federal income Tax purposes.
(l)   Neither Seller nor any of its Subsidiaries has been a party to any “reportable transaction,” as defined in Section 6707A(c)(1) of the Code and Section 1.6011-4(b)(1) of the Regulations.
(m)   Neither Seller nor any of its Subsidiaries (i) is (or has been) a “controlled foreign corporation” as defined in Section 957 of the Code, (ii) is (or has been) a “passive foreign investment company” within the meaning of Section 1297 of the Code, or (iii) maintains or has ever maintained a “permanent establishment” (within the meaning of an applicable United States income Tax treaty) or office or fixed place of business in a country other than the United States of America. Seller does not and has not owned any interest in a non-U.S. entity that is properly classified as equity for U.S. federal income tax purposes.
(n)   Neither Seller nor any of its Subsidiaries has taken or agreed to take any action, and to the Knowledge of Seller, there is no fact or circumstance, that would be reasonably likely to prevent the Merger from qualifying for U.S. federal income tax purposes as a “reorganization” within the meaning of Section 368(a) of the Code.
Section 3.19   Investment Securities.   Seller Disclosure Schedule 3.19 sets forth as of February 28, 2025, the Seller Investment Securities, as well as any purchases or sales of Seller Investment Securities between December 31, 2024 to and including February 28, 2025, reflecting with respect to all such securities, whenever purchased or sold, descriptions thereof, CUSIP numbers, designations as securities “available for sale” or securities “held to maturity” (as those terms are used in ASC 320), book values, fair values and coupon rates, and any gain or loss with respect to any Seller Investment Securities sold during such time period between December 31, 2024 to and including February 28, 2025. Neither Seller nor any of its Subsidiaries owns any of the outstanding equity of any savings bank, savings and loan association, savings and loan holding company, credit union, bank or bank holding company, insurance company, mortgage or loan broker, or any other financial institution other than Seller Bank.
Section 3.20   Derivative Transactions.
(a)   All Derivative Transactions entered into by Seller or any of its Subsidiaries or for the account of any of its customers were entered into in accordance in all material respects with applicable Laws and regulatory policies of any Governmental Authority, and in accordance in all material respects with the investment, securities, commodities, risk management, and other policies, practices and procedures employed by Seller or any of its Subsidiaries, and were entered into with counterparties believed at the time to be financially responsible and able to understand (either alone or in consultation with its advisers) and to bear the risks of such Derivative Transactions. Seller and each of its Subsidiaries have duly performed, in all material respects, all of their obligations under the Derivative Transactions to the extent that such obligations to perform have accrued, and, to the Knowledge of Seller, there are no material breaches, violations, or defaults or allegations or assertions of such by any party thereunder.
(b)   Each Derivative Transaction in excess of $500,000 is listed in Seller Disclosure Schedule 3.20(b), and the financial position of Seller or its Subsidiaries under or with respect to each has been reflected in the books and records of Seller or its Subsidiaries in accordance with GAAP in all material respects, and no material open exposure of Seller or its Subsidiaries with respect to any such instrument (or with respect to multiple instruments with respect to any single counterparty) exists, except as set forth in Seller Disclosure Schedule 3.20(b).
Section 3.21   Regulatory Capitalization.   Seller and Seller Bank are “well-capitalized,” as such term is defined in the applicable state and federal rules and regulations.
Section 3.22   Loans; Nonperforming and Classified Assets.
(a)   Seller Disclosure Schedule 3.22(a) sets forth all Seller Loans which, as of February 28, 2025, were over 30 days or more delinquent in payment of principal or interest. Set forth in Seller Disclosure Schedule 3.22(a) is a true, correct and complete list of (A) all of the Loans of Seller and its Subsidiaries that, as of February 28, 2025, were classified as “Special Mention,” “Substandard,” “Doubtful,” “Loss,” “Classified,” “Criticized,” “Credit Risk Assets,” “Concerned Loans,” “Watch List” or words of similar import by Seller Bank or any bank examiner, together with the principal amount of and accrued and unpaid interest on each such Seller Loan and the identity of the borrower thereunder, together with the aggregate principal amount of such Seller Loans by category of Seller Loan (e.g., commercial, consumer, etc.), and (B) each Seller Loan classified by Seller Bank as a Troubled Debt Restructuring as defined by GAAP.
(b)   Seller Disclosure Schedule 3.22(b) identifies each asset of Seller or any of its Subsidiaries that as of February 28, 2025 was classified as other real estate owned (“OREO”) and the book value thereof as of February 28, 2025 as well as any assets classified as OREO between December 31, 2024 and February 28, 2025 and any sales of OREO between December 31, 2024 and February 28, 2025, reflecting any gain or loss with respect to any OREO sold.
(c)   Except as would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect on Seller, each Loan held in Seller’s or any of its Subsidiaries’ loan portfolio (each a “Seller Loan”) (i) is evidenced by notes, agreements, or other evidences of indebtedness that are true, genuine, and what they purport to be, (ii) to the extent secured, is and has been secured by valid Liens which have been perfected and (iii) is a legal, valid, and binding obligation of Seller or any Subsidiary and the obligor named therein, and, assuming due authorization, execution and delivery thereof by such obligor or obligors, enforceable in accordance with its terms, subject to Enforceability Exceptions.
(d)   Except as would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect on Seller, all currently outstanding Seller Loans were solicited, originated, and currently exist in material compliance with all applicable requirements of Law and the notes or other credit or security documents with respect to each such outstanding Seller Loan are complete and correct in all material respects. There are no oral modifications or amendments or additional agreements related to the Seller Loans that are not reflected in the written records of Seller or its Subsidiaries, as applicable. All such

Seller Loans are owned by Seller or its Subsidiaries free and clear of any Liens other than a blanket lien on qualifying loans provided to the Federal Home Loan Bank of Atlanta.
(e)   Neither Seller nor any of its Subsidiaries is a party to any agreement or arrangement with (or otherwise obligated to) any Person which obligates Seller or any of its Subsidiaries to repurchase from any such Person any Loan or other asset of Seller or any of its Subsidiaries, unless there is a material breach of a representation or covenant by Seller or any of its Subsidiaries, and none of the agreements pursuant to which Seller or any of its Subsidiaries has sold Loans or pools of Loans or participations in Loans or pools of Loans contains any obligation to repurchase such Loans or interests therein solely on account of a payment default by the obligor on any such Loan.
(f)   Neither Seller nor any of its Subsidiaries is now nor has it ever been since January 1, 2023, subject to any fine, suspension, settlement, or other contract or other administrative agreement or sanction by, or any reduction in any loan purchase commitment from, any Governmental Authority relating to the origination, sale or servicing of mortgage or consumer Loans.
(g)   There are no outstanding Loans made by Seller or Seller Bank to any directors, executive officers and principal shareholders (as such terms are defined in Regulation O of the Federal Reserve Board (12 C.F.R. Part 215)) of any Seller, other than Loans that are subject to and that were made and continue to be in compliance with Regulation O or that are exempt therefrom.
Section 3.23   Allowance for Loan and Lease Losses.   The allowances for loan and lease losses as reflected in the latest balance sheets included in the Seller Financial Statements were, in the opinion of management, as of the date thereof, in compliance in all material respects with Seller Bank’s existing methodology for determining the adequacy of its allowance for loan and lease losses as well as the standards established by applicable Governmental Authority, the Financial Accounting Standards Board, and GAAP.
Section 3.24   Trust Business; Administration of Fiduciary Accounts.   Except as set forth on Seller Disclosure Schedule 3.24, neither Seller nor any of its Subsidiaries has offered or engaged in providing any individual or corporate trust services or administers any accounts for which it acts as a fiduciary, including, but not limited to, any accounts in which it serves as a trustee, agent, custodian, personal representative, guardian, conservator, or investment advisor.
Section 3.25   Investment Management and Related Activities.   Except as set forth in Seller Disclosure Schedule 3.25, none of Seller, any Subsidiary or any of their respective directors, officers, or employees is required to be registered, licensed, or authorized under the Laws of any Governmental Authority as an investment adviser, a broker or dealer, an insurance agency, a commodity trading adviser, a commodity pool operator, a futures commission merchant, an introducing broker, a registered representative or associated person, investment adviser, representative or solicitor, a counseling officer, an insurance agent, a sales person, or in any similar capacity with a Governmental Authority.
Section 3.26   Repurchase Agreements.   With respect to all agreements pursuant to which Seller or any of its Subsidiaries has purchased securities subject to an agreement to resell, if any, Seller or any of its Subsidiaries, as the case may be, has a valid, perfected first lien or security interest in the government securities or other collateral securing the repurchase agreement, and the value of such collateral equals or exceeds the amount of the debt secured thereby.
Section 3.27   Deposit Insurance.   The deposits of Seller Bank are insured by the FDIC in accordance with the Federal Deposit Insurance Act (“FDIA”) to the fullest extent permitted by Law, and Seller Bank has paid all premiums and assessments and filed all reports required by the FDIA. No proceedings for the revocation or termination of such deposit insurance are pending or, to Seller’s Knowledge, threatened.
Section 3.28   Community Reinvestment Act, Anti-money Laundering and Customer Information Security.   Neither Seller nor any of its Subsidiaries is a party to any agreement with any individual or group regarding Community Reinvestment Act matters, and neither Seller nor any of its Subsidiaries has Knowledge that any facts or circumstances exist which would cause Seller or any of its Subsidiaries: (i) to be deemed not to be in satisfactory compliance with the Community Reinvestment Act, and the regulations promulgated thereunder, or to be assigned a rating for Community Reinvestment Act purposes by federal or state bank regulators of lower than “satisfactory”; or (ii) to be deemed to be operating in material violation of the Bank Secrecy Act and its implementing regulations (31 C.F.R. Part 103), the USA PATRIOT Act, any Order issued with respect to anti-money laundering by the U.S. Department of the Treasury’s Office of Foreign Assets Control, or any other applicable anti-money laundering statute, rule or regulation; or (iii) to be deemed not to be in satisfactory compliance with the applicable privacy of customer information requirements contained in any federal and state privacy Laws and regulations, including, without limitation, in Title V of the Gramm-Leach-Bliley Act of 1999 and regulations promulgated thereunder. Furthermore, the boards of directors of Seller and its Subsidiaries have implemented an anti-money laundering program that contains adequate and appropriate customer identification verification procedures that has not been deemed ineffective by any Governmental Authority and that meets the requirements of Sections 352 and 326 of the USA PATRIOT Act.
Section 3.29   Transactions with Affiliates.   Except as set forth in Seller Disclosure Schedule 3.29, there are no outstanding amounts payable to or receivable from, or advances by Seller or any of its Subsidiaries to, and neither Seller nor any of its Subsidiaries is otherwise a creditor or debtor to (a) any director, executive officer, 5% or greater stockholder of Seller or any of its Subsidiaries or to any of their respective Affiliates or Associates, other than as part of the normal and customary terms of such person’s employment or service as a director with Seller or any of its Subsidiaries and other than deposits held by Seller Bank in the Ordinary Course of Business, or (b) any other Affiliate of Seller or any of its Subsidiaries. Except as set forth in Seller Disclosure Schedule 3.29, neither Seller nor any of its Subsidiaries is a party to any transaction or agreement with any of its respective directors, executive officers, or other Affiliates. All agreements between Seller Bank and any of its Affiliates (or any company treated as an affiliate for purposes of such Law) comply, to the extent applicable, in all material respects with Sections 23A and 23B of the Federal Reserve Act and Regulation W of the Federal Reserve Act.
Section 3.30   Tangible Properties and Assets.
(a)   Seller Disclosure Schedule 3.30(a) sets forth a true, correct, and complete list of all real property owned by Seller and each of its Subsidiaries. Except as set forth in Seller Disclosure Schedule 3.30(a), Seller or its Subsidiaries has good and marketable title to, valid leasehold interests in or otherwise legally enforceable rights to use all of the real property, personal property, and other assets (tangible or intangible), used, occupied, and operated or held for use by it in connection with its business as presently conducted in each case, free and clear of any Lien, except for (i) statutory Liens for amounts not yet delinquent, and (ii) easements, rights of way, and other similar Liens that do not materially affect the value or use of the properties or assets subject thereto or affected thereby or otherwise materially impair business operations at such properties. There is no pending or, to Seller’s Knowledge, threatened legal, administrative, arbitral, or other proceeding, claim, action or governmental or regulatory investigation of any nature with respect to the real property that Seller or any of its Subsidiaries owns, uses, or occupies or has the right to use or occupy, now or in the future, including without limitation a pending or threatened taking of any of such real property by eminent domain.
(b)   Seller Disclosure Schedule 3.30(b) sets forth a true, correct and complete schedule of all leases, subleases, licenses, and other agreements under which Seller or any of its Subsidiaries uses or occupies or has the right to use or occupy, now or in the future, real property (the “Leases”). Each of the Leases is valid, binding and in full force and effect and neither Seller nor any of its Subsidiaries has received a written notice of, and otherwise has no Knowledge of, any, default or termination with respect to any Lease. To Seller’s Knowledge, there has not occurred any event and no condition exists that would constitute a termination event or a breach by Seller or any of its Subsidiaries of, or default by Seller or any of its Subsidiaries in, the performance of any covenant, agreement or condition contained in any Lease. To Seller’s Knowledge, no lessor under a Lease is in material breach or default in the performance of any material covenant, agreement, or condition contained in such Lease. Seller and each of its Subsidiaries has paid all rents and other charges to the extent due under the Leases. True and complete copies of all Leases for, or other documentation evidencing ownership of or a leasehold interest in, the properties listed in Seller Disclosure Schedule 3.30(b), have been furnished or made available to Buyer.
Section 3.31   Intellectual Property.   Seller Disclosure Schedule 3.31 sets forth a true, complete and correct list of all Seller Intellectual Property. Seller or its Subsidiaries owns or has a valid license to use all Seller Intellectual Property, free and clear of all Liens, royalty or other payment obligations (except for royalties or payments with respect to off-the-shelf Software at standard commercial rates). The Seller Intellectual Property constitutes all of the Intellectual Property necessary to carry on the business of Seller and its Subsidiaries as currently conducted. The Seller Intellectual Property is valid and enforceable and has not been cancelled, forfeited, expired or abandoned, and neither Seller nor any of its Subsidiaries has received notice challenging the validity or enforceability of Seller Intellectual Property. None of Seller or any of its Subsidiaries is, nor will any of them be as a result of the execution and delivery of this Agreement or the performance by Seller of its obligations hereunder, in violation of any licenses, sublicenses and other agreements as to which Seller or any of its Subsidiaries is a party and pursuant to which Seller or any of its Subsidiaries is authorized to use any third-party patents, trademarks, service marks, copyrights, trade secrets or computer software, and neither Seller nor any of its Subsidiaries has received notice challenging Seller’s or any of its Subsidiaries’ license or legally enforceable right to use any such third-party intellectual property rights. The consummation of the transactions contemplated hereby will not result in the material loss or impairment of the right of Seller or any of its Subsidiaries to own or use any of Seller Intellectual Property.
Section 3.32   Insurance.
(a)   Seller Disclosure Schedule 3.32(a) identifies all of the insurance policies, binders or bonds currently maintained by Seller and its Subsidiaries (the “Insurance Policies”), including the insurer, policy numbers, amount of coverage, effective and termination, dates and any pending claims thereunder involving more than $50,000. Except as would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect on Seller, Seller and each of its Subsidiaries is insured with reputable insurers against such risks and in such amounts as the management of Seller reasonably has determined to be prudent in accordance with industry practices. All of the Insurance Policies are in full force and effect, neither Seller nor any Subsidiary has received notice of cancellation of any of the Insurance Policies or is otherwise aware that any insurer under any of the Insurance Policies has expressed an intent to cancel any such Insurance Policies, and neither Seller nor any of its Subsidiaries is in material default thereunder, and all claims thereunder have been filed in due and timely fashion in all material respects.
(b)   Seller Disclosure Schedule 3.32(b) sets forth a true, correct and complete description of all bank owned life insurance (“BOLI”) owned by Seller or its Subsidiaries, including the value of its BOLI as of the end of the month prior to the date hereof. The value of such BOLI is and has been fairly and accurately reflected in the most recent balance sheet included in the Seller Financial Statements in accordance with GAAP. All BOLI is owned solely by Seller Bank, no other Person has any ownership claims with respect to such BOLI or proceeds of insurance derived therefrom and there is no split dollar or similar benefit under such BOLI. Neither Seller nor any of Seller’s Subsidiaries has any outstanding borrowings secured in whole or part by its BOLI.
Section 3.33   Antitakeover Provisions.   No “control share acquisition,” “business combination moratorium,” “fair price,” or other form of antitakeover statute or regulation is applicable to this Agreement, the Plan of Merger, and the transactions contemplated hereby and thereby.
Section 3.34   Seller Information.   The information relating to Seller and its Subsidiaries that is provided by or on behalf of Seller for inclusion in the Proxy Statement-Prospectus and the Registration Statement will not (with respect to the Proxy Statement-Prospectus, as of the date the Proxy Statement-Prospectus is first mailed to Seller’s stockholders and as of the date of the Seller Meeting, and with respect to the Registration Statement, as of the time the Registration Statement or any amendment or supplement thereto is declared effective under the Securities Act) contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they are made, not misleading; provided, however, that any information contained in any Seller SEC Report as of a later date shall be deemed to modify information provided as of an earlier date. The portions of the Proxy Statement-Prospectus relating to Seller and Seller’s Subsidiaries and other portions thereof within the reasonable control of Seller and its Subsidiaries will comply as to form in all material respects with the provisions of the Exchange Act, and the rules and regulations thereunder.

Section 3.35   Transaction Costs.   Seller Disclosure Schedule 3.35 sets forth estimated attorneys’ fees, investment banking fees, accounting fees, and other costs or fees of Seller and its Subsidiaries that, based upon reasonable inquiry, are expected to be paid or accrued through the Closing Date in connection with the Merger and the other transactions contemplated by this Agreement.
Section 3.36   No Other Representations or Warranties.   Except for the representations and warranties made by Seller in this Article III, the representations and warranties made by Seller or Seller Bank in the Bank Plan of Merger and the disclosures contained in the Seller Disclosure Schedule, neither Seller nor any other Person makes any express or implied representation or warranty with respect to Seller, its Subsidiaries, or their respective businesses, operations, assets, liabilities, conditions (financial or otherwise), or prospects, and Seller hereby disclaims any such other representations or warranties. Seller acknowledges and agrees that neither Buyer nor any other Person has made or is making any express or implied representation or warranty other than those contained in Article IV and in the Buyer Disclosure Schedule.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF BUYER
Except as Previously Disclosed, Buyer hereby represents and warrants to Seller as follows:
Section 4.01   Organization, Standing and Power.
(a)   Status of Buyer.   Buyer is a corporation duly organized, validly existing, and in good standing under the Laws of the State of Tennessee, is authorized under the Laws of the State of Tennessee to engage in its business as currently conducted and otherwise has the corporate power and authority to own, lease and operate all of its Assets and to conduct its business in the manner in which its business is now being conducted in all material respects. Buyer is duly qualified or licensed to transact business as a foreign corporation in good standing in each jurisdiction in which its ownership of its Assets or conduct of its business requires such qualification or licensure, except where failure to be so qualified or licensed has not had or would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect on Buyer. Buyer is a bank holding company duly registered with the Federal Reserve under the BHC Act. True, complete and correct copies of the articles of incorporation and the bylaws of Buyer, each as in effect as of the date of this Agreement, have been delivered or made available to Buyer.
(b)   Status of FirstBank.   FirstBank is a direct, wholly owned Subsidiary of Buyer, is duly organized, validly existing and in good standing under the Laws of the State of Tennessee, is authorized under the Laws of the State of Tennessee to engage in its business as currently conducted and otherwise has the corporate power and authority to own, lease and operate all of its properties and to conduct its business in the manner in which its business is now being conducted in all material respects. FirstBank is authorized by the Tennessee Department of Financial Institutions (“TDFI”) and the FDIC to engage in the business of banking as a Tennessee state-chartered bank. FirstBank is duly qualified or licensed to transact business as a foreign corporation in good standing in each jurisdiction in which its ownership of its properties or conduct of its business requires such qualification or licensure, except where failure to be so qualified or licensed has not had or would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect on Buyer. True, complete and correct copies of the articles of incorporation and bylaws of FirstBank, each as in effect as of the date of this Agreement, have been delivered or made available to Seller.
Section 4.02   Capital Stock.
The authorized capital stock of Buyer consists of 75,000,000 shares of Buyer Common Stock, and 2,000,000 shares of preferred stock. As of March 24, 2025, there are 46,617,705 shares of Buyer Common Stock issued and outstanding, 3,522,952 shares of Buyer Common Stock were reserved for issuance under employee benefit plans, and no shares of preferred stock were issued and outstanding. The issued and outstanding shares of Buyer Common Stock are duly authorized, validly issued, fully paid, non-assessable, and have not been issued in violation of nor are they subject to preemptive rights of any Buyer stockholder. All shares of Buyer’s capital stock issued and outstanding have been issued in material compliance with and not in violation of any applicable federal or state securities Laws. The shares of Buyer Common Stock to be issued pursuant to this Agreement, when issued in accordance with the terms of this Agreement, will be duly authorized, validly issued, fully paid and non-assessable and will not be subject to preemptive rights. Buyer owns all of the issued and outstanding shares of FirstBank common stock.
Section 4.03   Corporate Authority.   Subject only to the receipt of the Requisite Buyer Shareholder Approval at the Buyer Meeting, this Agreement and the transactions contemplated hereby have been authorized by all necessary corporate action of Buyer and the board of directors of Buyer on or prior to the date hereof. Buyer has duly executed and delivered this Agreement and, assuming due authorization, execution and delivery by Seller, this Agreement is a valid and legally binding obligation of Buyer, enforceable in accordance with its terms (except to the extent that validity and enforceability may be limited by Enforceability Exceptions).
Section 4.04   Reports; Financial Statements; Internal Controls.
(a)   SEC Reports.   Buyer has filed all required reports, forms, schedules, registration statements, and other documents with the SEC that it has been required to file since January 1, 2023 and has paid all fees and assessments due and payable in connection therewith, except where the failure to file such required reports, forms, schedules, registration statements, and other documents or pay such fees and assessments has not had or would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect on Buyer. As of their respective dates of filing with the SEC (or, if amended or superseded by a subsequent filing prior to the date hereof, as of the date of such subsequent filing), the Buyer’s SEC Reports complied as to form in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such Buyer SEC Reports, and none of the Buyer’s SEC Reports when filed with the SEC, or if amended prior to the date hereof, as of the date of such amendment, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.
(b)   Buyer Financial Statements.   The Buyer Financial Statements included or incorporated by reference in the Buyer’s SEC Reports (i) are true, accurate and complete in all material respects, and have been prepared from, and are in accordance with, the Books and Records of the Buyer and its Subsidiaries, (ii) have been prepared in accordance with GAAP, regulatory accounting principles and the applicable accounting requirements and with the published rules and regulations of the SEC, in each case, consistently applied except as may be otherwise indicated in the notes thereto and except with respect to the interim financial statements for the omission of footnotes, and (iii) fairly present in all material respects the consolidated financial condition of the Buyer and its Subsidiaries as of the respective dates set forth therein and the consolidated statements of income, comprehensive income, changes in stockholders’ equity, and cash flows of the Buyer and its Subsidiaries for the respective periods set forth therein, subject in the case of the interim Financial Statements to year-end adjustments.
(c)   Call Reports.   The financial statements contained in the Call Reports of FirstBank for the periods ended on or after December 31, 2022, (i) are true, accurate and complete in all material respects, (ii) have been prepared in accordance with GAAP and regulatory accounting principles consistently applied, except as may be otherwise indicated in the notes thereto and except for the omission of footnotes, and (iii) fairly present in all material respects the financial condition of FirstBank as of the respective dates set forth therein and the results of operations and stockholders’ equity for the respective periods set forth therein, subject to year-end adjustments.
(d)   Records.   The records, systems, controls, data and information of the Buyer and its Subsidiaries are recorded, stored, maintained and operated under means (including any electronic, mechanical or photographic process, whether computerized or not) that are under the exclusive ownership and direct control of a Buyer Entity or its accountants (including all means of access thereto and therefrom), except where such non-exclusive ownership and non-direct control has not had or would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect on Buyer. Buyer and FirstBank (i) have implemented, and maintain, disclosure controls and procedures (as defined in Rule 13a-15 or 15d-15, as applicable, under the Exchange Act) to ensure the reliability of the Buyer Financial Statements and to ensure that information relating to the Buyer Entities is made known to the principal executive officer, principal financial officer, or other members of executive management of Buyer by others within those entities as appropriate to allow timely decisions regarding required disclosures and to make the certifications required by the Exchange Act and Sections 302 and 906 of the Sarbanes-Oxley Act, and (ii) have disclosed, based on its most recent evaluation prior to the date hereof, to Buyer’s outside auditors and the audit committee of the board of directors of Buyer (A) any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting (as defined in Rules 13a-15(f) and 13d-15(f) of the Exchange Act) that would be reasonably likely to adversely affect Buyer’s ability to record, process, summarize and report financial information, and (B) to the Knowledge of Buyer, any fraud, whether or not material, that involves management or other employees who have a significant role in Buyer’s internal controls over financial reporting. To the Knowledge of Buyer, there is no reason to believe that Buyer’s outside auditors, its principal executive officer and principal financial officer will not be able to give the certifications and attestations required pursuant to the rules and regulations adopted pursuant to Section 404 of the Sarbanes-Oxley Act, without qualification, when next due, if required.
(e)   Systems and Processes.   Buyer and each of its Subsidiaries has in place sufficient systems and processes that are customary for a financial institution the size of Buyer and its Subsidiaries and that are designed in all material respects to (i) provide reasonable assurances regarding the reliability of financial reporting and the preparation of the Buyer Financial Statements and such Buyer Entity’s financial statements, including the Call Reports, (ii) in a timely manner accumulate and communicate to Buyer and such Subsidiary’s principal executive officer and principal financial officer the type of information that would be required to be disclosed in Buyer Financial Statements and such Subsidiary’s financial statements, including the Call Reports, or any forms, filings, registrations, submissions, statements, certifications, returns, information, data, reports or documents required to be filed or provided to any Governmental Authority, (iii) ensure access to Buyer and its Subsidiaries’ Assets is permitted only in accordance with management’s authorization, and (iv) ensure the reporting of such Assets is compared with existing Assets at regular intervals. Since December 31, 2022, neither Buyer nor any of its Subsidiaries nor, to Buyer’s Knowledge, any Representative of Buyer or any of its Subsidiaries has received or otherwise had or obtained Knowledge of any complaint, allegation, assertion or claim, whether written or oral, regarding the adequacy of such systems and processes or the accuracy or integrity of Buyer Financial Statements, any financial statements of any Subsidiary of Buyer, including the Call Reports, or the accounting or auditing practices, procedures, methodologies or methods (including with respect to loan loss reserves, write-downs, charge-offs and accruals) of Buyer or its Subsidiaries or their respective internal accounting controls, including any complaint, allegation, assertion or claim that Buyer or any of its Subsidiaries has engaged in questionable accounting or auditing practices. No attorney representing Buyer or any of its Subsidiaries, whether or not employed by Buyer or any of its Subsidiaries, has reported evidence of a material violation of Securities Laws, breach of fiduciary duty or similar violation by Buyer or any of its officers, directors or employees to the board of directors of Buyer or any of its Subsidiaries or any committee thereof, or, to the Knowledge of Buyer, to any director or officer of Buyer or any of its Subsidiaries. To Buyer’s Knowledge, there has been no instance of fraud by Buyer or any of its Subsidiaries, whether or not material.
(f)   Auditor Independence.   The independent registered public accounting firm engaged to express its opinion with respect to the Buyer Financial Statements included in the Buyer’s SEC Reports is, and has been throughout the periods covered thereby, “independent” within the meaning of Rule 2-01 of Regulation S-X. As of the date hereof, the external auditor for Buyer and FirstBank has not resigned or been dismissed as a result of or in connection with any disagreements with Buyer or FirstBank on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.
Section 4.05   No Conflicts; Regulatory Approvals.
(a)   No Conflicts.   Subject to the receipt of the Requisite Buyer Shareholder Approval, the Consents referenced in Section 4.05(b), and as set forth on Buyer Disclosure Schedule 4.05(a), the execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated hereby by Buyer do not and will not (1) constitute a breach or violation of, or a default under, the charter, bylaws or similar governing documents of Buyer or any of its respective Subsidiaries, (2) violate any Law applicable to Buyer or any of its Subsidiaries, or any of their Assets, (3) conflict with, result in a breach or violation of any provision of, or the loss of any benefit under, or a default (or an event which, with or without notice or lapse of time, or both, would constitute a default) under, result in the creation of any Lien under, result in a right of termination or the acceleration of any right or obligation (which, in each case, would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect on Buyer) under any

Permit, license, credit agreement, indenture, loan, note, bond, mortgage, reciprocal easement agreement, lease, instrument, concession, contract, franchise, agreement, or other instrument or obligation of Buyer or any of its Subsidiaries or to which Buyer or any of its Subsidiaries, or their respective properties or assets is subject or bound, or (4) require the Consent of any third party or Governmental Authority under any such Law, rule or regulation or any judgment, decree, order, Permit, license, credit agreement, indenture, loan, note, bond, mortgage, reciprocal easement agreement, lease, instrument, concession, contract, franchise, agreement or other instrument or obligation the failure to obtain which would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect on Buyer.
(b)   Regulatory Approvals.   Other than in connection or compliance with the provisions of the Securities Laws (including the filing and declaration of effectiveness of the Registration Statement), applicable state securities Laws, the rules of NYSE, Nasdaq, the TBCA, the ABCL, the BHC Act, the Bank Merger Act, the Riegle-Neal Interstate Banking and Branching Efficiency Act, and the Requisite Regulatory Approvals, no notice to, filing with, or Consent of, any Governmental Authority or any third party is necessary for the consummation by Buyer or FirstBank, as applicable, of the Mergers and other transactions contemplated in this Agreement. As of the date hereof, Buyer has no Knowledge of any reason why the Requisite Regulatory Approvals will not be received in order to permit consummation of the Mergers on a timely basis.
Section 4.06   Regulatory Reports.   Since January 1, 2023, Buyer and its Subsidiaries have timely filed with the Federal Reserve, the FDIC, the TDFI, the SEC, and any SRO and any other applicable Governmental Authority, in correct form, the material reports, registration statements, and other documents required to be filed under applicable Laws and regulations and have paid all fees and assessments due and payable in connection therewith, and such reports were complete and accurate and in compliance in all material respects with the requirements of applicable Laws and regulations. Other than normal examinations conducted by a Governmental Authority in the Ordinary Course of Business, no Governmental Authority has notified Buyer or any of its Subsidiaries that it has initiated any proceeding or, to the Knowledge of Buyer, threatened an investigation into the business or operations of Buyer or any of its Subsidiaries since January 1, 2023. Subject to Section 9.11, there is no material and unresolved violation, criticism, or exception by any Governmental Authority with respect to any report or statement relating to any examinations or inspections of Buyer or any of its Subsidiaries.
Section 4.07   Buyer Information.   The information relating to Buyer and its Subsidiaries that is provided by or on behalf of Buyer for inclusion in the Proxy Statement-Prospectus and the Registration Statement will not (with respect to the Proxy Statement-Prospectus, as of the date the Proxy Statement-Prospectus is first mailed to Seller’s stockholders and as of the date of the Seller Meeting, and with respect to the Registration Statement, as of the time the Registration Statement or any amendment or supplement thereto is declared effective under the Securities Act) contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they are made, not misleading; provided, however, that any information contained in any Buyer SEC Report as of a later date shall be deemed to modify information provided as of an earlier date. The portions of the Proxy Statement-Prospectus relating to Buyer and Buyer’s Subsidiaries and other portions thereof within the reasonable control of Buyer and its Subsidiaries will comply as to form in all material respects with the provisions of the Exchange Act, and the rules and regulations thereunder.
Section 4.08   Absence of Certain Changes or Events.   Except as set forth in the Buyer Financial Statements, Buyer’s SEC Reports or as otherwise contemplated by this Agreement, since December 31, 2024, (a) Buyer and its Subsidiaries have carried on their respective businesses in all material respects in the Ordinary Course of Business, and (b) there have been no events, changes, or circumstances which have had, or are reasonable likely to have, individually or in the aggregate, a Material Adverse Effect with respect to Buyer.
Section 4.09   Compliance with Laws.
(a)   Buyer and each of its Subsidiaries is, and has been since January 1, 2023, in compliance in all material respects with all applicable federal, state, local, and foreign Laws, rules, or Orders applicable thereto or to the employees conducting such businesses, including, without limitation, Laws related to data protection or privacy, the USA PATRIOT Act, the Bank Secrecy Act, the Equal Credit Opportunity Act, the

Fair Housing Act, the Home Mortgage Disclosure Act, the Community Reinvestment Act, the Fair Credit Reporting Act, the Truth in Lending Act, the Dodd-Frank Act, Sections 23A and 23B of the Federal Reserve Act, the Sarbanes-Oxley Act or the regulations implementing such statutes, all other applicable anti-money laundering Laws, fair lending Laws and other Laws relating to discriminatory lending, financing, leasing, or business practices and all agency requirements relating to the origination, sale, and servicing of mortgage loans. Neither Buyer nor any of its Subsidiaries has been advised of any supervisory concerns regarding their compliance with the Bank Secrecy Act or related state or federal anti-money laundering laws, regulations, and guidelines, including without limitation those provisions of federal regulations requiring (i) the filing of reports, such as Currency Transaction Reports and Suspicious Activity Reports, (ii) the maintenance of records, and (iii) the exercise of due diligence in identifying customers.
(b)   Buyer and each of its Subsidiaries have all material Permits and Orders of, and each has made all filings, applications, and registrations with, all Governmental Authorities that are required in order to permit it to own or lease its properties and to conduct its business as presently conducted. All such Permits and Orders are in full force and effect and, to Buyer’s Knowledge, no suspension or cancellation of any of them is threatened.
(c)   Neither Buyer nor any of its Subsidiaries has received, since January 1, 2023, written or, to Buyer’s Knowledge, oral notification from any Governmental Authority (i) asserting that it is materially in non-compliance with any of the Laws which such Governmental Authority enforces or (ii) threatening to revoke any Permit, except, in either case, where the matters referenced in such notification would not be reasonably expected to result in a Material Adverse Effect in respect of Buyer or its Subsidiaries.
Section 4.10   Legal Proceedings.
(a)   Except as would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect on Buyer, there are no material civil, criminal, administrative or regulatory actions, suits, demand letters, demands for indemnification, claims, hearings, notices of violation, arbitrations, investigations, Orders to show cause, market conduct examinations, notices of non-compliance, or other proceedings of any nature pending or, to the Knowledge of Buyer, threatened against Buyer or any of its Subsidiaries or any of their current or former directors or executive officers in their capacities as such, or to which Buyer or any of its Subsidiaries or any of their current or former director or executive officer, in their capacities as such, is a party, including without limitation, any such actions, suits, demand letters, demands for indemnification, claims, hearings, notices of violation, arbitrations, investigations, Orders to show cause, market conduct examinations, notices of non-compliance, or other proceedings of any nature that would challenge the validity or propriety of the transactions contemplated by this Agreement.
(b)   Subject to Section 9.11, except as would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect on Buyer, there is no material Orders or regulatory restriction imposed upon Buyer or any of its Subsidiaries, or the assets of Buyer or any of its Subsidiaries, and neither Buyer nor any of its Subsidiaries has been advised of the threat of any such action, other than any such Order that is generally applicable to all Persons in businesses similar to that of Buyer or any of its Subsidiaries.
Section 4.11   Agreements with Regulatory Agencies.   Subject to Section 9.11, neither Buyer nor any of its Subsidiaries is subject to any cease-and-desist or other Order issued by, or is a party to any written agreement, consent agreement, or memorandum of understanding with, or is a party to any commitment letter or similar undertaking to, or is a recipient of any extraordinary supervisory letter from, or is subject to any Order or directive by, or has adopted any board resolutions at the request of any Governmental Authority (each a “Buyer Regulatory Agreement”) that restricts, or by its terms will in the future restrict, the conduct of Buyer’s or any of its Subsidiaries’ business or that in any manner relates to their capital adequacy, credit or risk management policies, dividend policies, management, business, or operations, nor has Buyer or any of its Subsidiaries been advised by any Governmental Authority that it is considering issuing, initiating, ordering, requesting, recommending or otherwise proceeding with (or is considering the appropriateness of any of the aforementioned actions) any Buyer Regulatory Agreement. To Buyer’s Knowledge, there are no investigations relating to any regulatory matters pending before any Governmental Authority with respect to Buyer or any of its Subsidiaries.
Section 4.12   Brokers; Fairness Opinion.   Neither Buyer nor any of its officers, directors or any of its Subsidiaries has employed any broker or finder or incurred, nor will it incur, any liability for any broker’s fees, commissions or finder’s fees in connection with any of the transactions contemplated by this Agreement, except that Buyer has engaged, and will pay a fee or commission to Keefe, Bruyette & Woods, Inc. Prior to the execution of this Agreement, the board of directors of Buyer has received the opinion of Keefe, Bruyette & Woods, Inc. to the effect that, as of the date of such opinion and based upon and subject to the qualifications and assumptions set forth therein, the Exchange Ratio is fair, from a financial point of view, to Buyer, and, as of the date of this Agreement, such opinion has not been withdrawn, revoked, or modified.
Section 4.13   Tax Matters.
(a)   Except as would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect on Buyer, each of Buyer and its Subsidiaries has duly and timely filed (taking into account all applicable extensions) all income and other material Tax Returns that it was required to file under applicable Laws, other than Tax Returns that are not yet due or for which a request for extension was timely filed consistent with requirements of applicable Law. All such Tax Returns were correct and complete in all material respects and have been prepared in material compliance with all applicable Laws. All Taxes due and owing by Buyer or any of its Subsidiaries (whether or not shown on any Tax Return) have been fully and timely paid. Neither Buyer nor any of its Subsidiaries is currently the beneficiary of any extension of time within which to file any Tax Return. Neither Buyer nor any of its Subsidiaries has ever received written notice of any claim by any Governmental Authority in a jurisdiction where Buyer or such Subsidiary does not file Tax Returns that it is or may be subject to Taxes by that jurisdiction. There are no material Liens for Taxes (other than Taxes that are not yet due and payable or that are being contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with GAAP) upon any of the assets of Buyer or any of its Subsidiaries.
(b)   Buyer and each of its Subsidiaries have properly withheld and, to the extent required by applicable Law, paid over to the appropriate Governmental Authority all Taxes required to have been withheld and paid over in connection with any amounts paid or owing to any employee, independent contractor, creditor, stockholder, or other Person, and have complied in all material respects with all applicable reporting requirements related to such Taxes.
(c)   Neither Buyer nor any of its Subsidiaries has waived any statute of limitations in respect of Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency which waiver or extension is still in effect.
(d)   Neither Buyer nor any of its Subsidiaries is (or has been) a party to or otherwise bound by any Tax allocation, Tax indemnification, Tax sharing, or similar agreement (other than such an agreement exclusively between or among Buyer and its Subsidiaries or an agreement entered into in the Ordinary Course of Business and not primarily concerning Taxes). Neither Buyer nor any of its Subsidiaries (i) has been a member of an affiliated group filing a consolidated federal income Tax Return or been included in a combined, consolidated or unitary income Tax Return (other than a group the common parent of which was Buyer), or (ii) has any liability for the Taxes of any Person (other than Buyer and its Subsidiaries) under Regulations Section 1.1502-6 (or any similar provision of foreign, state, or local Law), as a transferee or successor, by assumption, by contract (other than contracts entered into in the Ordinary Course of Business and not primarily related to Taxes), or otherwise.
(e)   Since January 1, 2023, neither Buyer nor any of its Subsidiaries has distributed stock of another Person nor had its stock distributed by another Person in a transaction that was purported or intended to be governed in whole or in part by Section 355 or Section 361 of the Code.
(f)   Neither Buyer nor any of its Subsidiaries has been a party to any “reportable transaction,” as defined in Section 6707A(c)(1) of the Code and Section 1.6011-4(b)(1) of the Regulations.
(g)   Neither Buyer nor any of its Subsidiaries has taken or agreed to take any action, and to the Knowledge of Buyer, there is no fact or circumstance, that would be reasonably likely to prevent the Merger from qualifying for U.S. federal income tax purposes as a “reorganization” within the meaning of Section 368(a) of the Code.
Section 4.14   Regulatory Capitalization.   Buyer and FirstBank are “well-capitalized,” as such term is defined in the applicable state and federal rules and regulations.

Section 4.15   Loan Portfolio.
(a)   The allowances for loan and lease losses as reflected in the latest balance sheets included in the Buyer Financial Statements were, in the opinion of management, as of the date thereof, in compliance in all material respects with FirstBank’s existing methodology for determining the adequacy of its allowance for loan and lease losses as well as the standards established by applicable Governmental Authority, the Financial Accounting Standards Board, and GAAP.
(b)   FirstBank has established commercially reasonable processes and procedures intended to verify that, at the time of origination, each Loan held in FirstBank’s loan portfolio (each a “Buyer Loan”) (i) is evidenced by notes, agreements, or other evidences of indebtedness that are true, genuine, and what they purport to be, (ii) to the extent secured, is and has been secured by valid Liens which have been perfected and (iii) is a legal, valid, and binding obligation of Buyer or any Subsidiary and the obligor named therein, and, assuming due authorization, execution and delivery thereof by such obligor or obligors, enforceable in accordance with its terms, subject to Enforceability Exceptions.
(c)   Neither Buyer nor any of its Subsidiaries is now nor has it ever been since January 1, 2023, subject to any fine, suspension, settlement, or other contract or other administrative agreement or sanction by, or any reduction in any loan purchase commitment from, any Governmental Authority relating to the origination, sale or servicing of mortgage or consumer Loans.
Section 4.16   Deposit Insurance.   The deposits of FirstBank are insured by the FDIC in accordance with the FDIA to the fullest extent permitted by Law, and FirstBank has paid all premiums and assessments and filed all reports required by the FDIA. No proceedings for the revocation or termination of such deposit insurance are pending or, to Buyer’s Knowledge, threatened.
Section 4.17   Community Reinvestment Act, Anti-money Laundering and Customer Information Security.   Neither Buyer nor any of its Subsidiaries is a party to any agreement with any individual or group regarding Community Reinvestment Act matters, and neither Buyer nor any of its Subsidiaries has Knowledge that any facts or circumstances exist which would cause Buyer or any of its Subsidiaries: (i) to be deemed not to be in satisfactory compliance with the Community Reinvestment Act, and the regulations promulgated thereunder, or to be assigned a rating for Community Reinvestment Act purposes by federal or state bank regulators of lower than “satisfactory”; or (ii) to be deemed to be operating in material violation of the Bank Secrecy Act and its implementing regulations (31 C.F.R. Part 103), the USA PATRIOT Act, any Order issued with respect to anti-money laundering by the U.S. Department of the Treasury’s Office of Foreign Assets Control, or any other applicable anti-money laundering statute, rule or regulation; or (iii) to be deemed not to be in satisfactory compliance with the applicable privacy of customer information requirements contained in any federal and state privacy Laws and regulations, including, without limitation, in Title V of the Gramm-Leach-Bliley Act of 1999 and regulations promulgated thereunder. Furthermore, the boards of directors of Buyer and its Subsidiaries have implemented an anti-money laundering program that contains adequate and appropriate customer identification verification procedures that has not been deemed ineffective by any Governmental Authority and that meets the requirements of Sections 352 and 326 of the USA PATRIOT Act.
Section 4.18   Transactions with Affiliates.   All agreements between FirstBank and any of its Affiliates (or any company treated as an affiliate for purposes of such Law) comply, to the extent applicable, in all material respects with Sections 23A and 23B of the Federal Reserve Act and Regulation W of the Federal Reserve Act, and have been disclosed in the Buyer SEC Reports if and when required.
Section 4.19   No Other Representations or Warranties.   Except for the representations and warranties made by Buyer in this Article IV and for the disclosures contained in the Buyer Disclosure Schedule, neither Buyer nor any other Person makes any express or implied representation or warranty with respect to Buyer, its Subsidiaries or their respective businesses, operations, assets, liabilities, conditions (financial or otherwise), or prospects, and Buyer hereby disclaims any such other representations or warranties. Buyer acknowledges and agrees that neither Seller nor any other Person has made or is making any express or implied representation or warranty other than those contained in Article III and in the Seller Disclosure Schedule.

ARTICLE V
COVENANTS
Section 5.01   Covenants.
(a)   Affirmative Covenants of Seller.   During the period from the date of this Agreement and continuing until the Effective Time or the earlier termination of this Agreement in accordance with its terms, except as expressly contemplated or permitted by this Agreement (including as set forth in the Seller Disclosure Schedule), required by Law or with the prior written consent of Buyer (which consent shall not be unreasonably withheld, conditioned or delayed), Seller shall carry on its business, including the business of each of its Subsidiaries, in the Ordinary Course of Business in all material respects and consistent with prudent banking practice. Without limiting the generality of the foregoing, Seller will use commercially reasonable efforts to (i) preserve its business organizations and assets intact, (ii) keep available to itself and Buyer the present services of the current officers and employees of Seller and its Subsidiaries, (iii) preserve for itself and Buyer the goodwill of its customers, employees, lessors and others with whom business relationships exist, and (iv) continue diligent collection efforts with respect to any delinquent loans and, to the extent within its control, not allow any material increase in delinquent loans.
(b)   Seller Negative Covenants.   Without limiting the generality of and in furtherance of the foregoing, from the date of this Agreement until the Effective Time, except (x) as set forth in any Seller Disclosure Schedule under this Section 5.01(b), (y) as otherwise expressly required by this Agreement, or (z) consented to in writing by Buyer (which consent shall not be unreasonably withheld, conditioned, or delayed), Seller shall not and shall not permit its Subsidiaries to:
(i)   Stock.   Except for the issuance of Seller Common Stock upon the vesting or settlement of Seller Equity Awards outstanding as of the date of this Agreement pursuant to their terms and the withholding of Seller Common Stock incurred in connection with such vesting or settlement and the Seller DRIP, (A) issue, sell, grant, pledge, dispose of, encumber, or otherwise permit to become outstanding, or authorize the creation of, any additional shares of its stock, any Rights, or any other securities (including units of beneficial ownership interest in any partnership or limited liability company), or enter into any agreement with respect to the foregoing, or (B) directly or indirectly change (or establish a record date for changing), adjust, split, combine, redeem, reclassify, exchange, purchase, or otherwise acquire any shares of its capital stock, or any other securities (including units of beneficial ownership interest in any partnership or limited liability company) convertible into or exchangeable for any additional shares of stock or any Rights issued and outstanding prior to the Effective Time.
(ii)   Dividends; Other Distributions.   Except for regular dividends paid in accordance with the procedures set forth on Seller Disclosure Schedule 5.01(b)(ii), and dividends from Subsidiaries to Seller, make, declare, pay, or set aside for payment of dividends payable in cash, stock, or property on or in respect of, or declare or make any distribution on, any shares of its capital stock.
(iii)   Compensation; Employment Agreements, Etc.   Enter into or amend or renew any employment, consulting, compensatory, severance, retention, or similar agreements or arrangements with any director, officer, or employee of Seller or any of its Subsidiaries, or grant any salary, wage, or fee increase or increase any employee benefit or pay any incentive or bonus payments, except, in each case, (A) normal increases in base salary to employees in the Ordinary Course of Business and pursuant to policies in effect as of the date of this Agreement, provided that, such increases shall not result in an annual adjustment when comparing the year ended December 31, 2024 to the year ending December 31, 2025 (which includes base salary and any other compensation other than bonus payments) of more than 6% in the aggregate for all employees of Seller or any of its Subsidiaries other than annual increases in base compensation and year-end bonuses disclosed in Seller Disclosure Schedule 5.01(b)(iii), (B) as specifically provided for by this Agreement (including, without limitation, as contemplated by Section 5.10 of this Agreement and Exhibit C), (C) as may be required by Law, (D) to satisfy the contractual obligations existing as of the date hereof set forth on Seller Disclosure Schedule 3.15(l), or (E) as otherwise set forth in Seller Disclosure Schedule 5.01(b)(iii).
(iv)   Hiring.   Hire any person as an employee or officer of Seller or any of its Subsidiaries, except for at-will employment at an annual rate of base salary not to exceed $100,000 to fill vacancies that may arise from time to time in the Ordinary Course of Business.

(v)   Benefit Plans.   Enter into, establish, adopt, amend, modify, or terminate (except (A) as may be required by or to make consistent with applicable Law, subject to the provision of prior written notice to and consultation with respect thereto with Buyer, (B) to satisfy contractual obligations existing as of the date hereof and set forth in Seller Disclosure Schedule 5.01(b)(v), (C) as previously disclosed to Buyer and set forth in Seller Disclosure Schedule 5.01(b)(v), (D) normal renewals without material changes of terms or (E) as may be required pursuant to the terms of this Agreement) any Seller Benefit Plan or other pension, retirement, stock option, stock purchase, savings, profit sharing, deferred compensation, consulting, bonus, group insurance or other employee benefit, incentive or welfare contract, plan or arrangement, or any trust agreement (or similar arrangement) related thereto, in respect of any current or former director, officer, or employee of Seller or any of its Subsidiaries.
(vi)   Transactions with Affiliates.   Except pursuant to agreements or arrangements in effect on the date hereof and set forth in Seller Disclosure Schedule 5.01(b)(vi), pay, loan or advance any amount to, or sell, transfer, or lease any properties or assets (real, personal or mixed, tangible or intangible) to, or enter into any agreement or arrangement with, any of its officers or directors or any of their immediate family members or any Affiliates or Associates of any of its officers or directors other than compensation or business expense advancements or reimbursements in the Ordinary Course of Business.
(vii)   Dispositions.   Except in the Ordinary Course of Business, sell, license, lease, transfer, mortgage, pledge, encumber or otherwise dispose of or discontinue any of its rights, assets, deposits, business, or properties or cancel or release any indebtedness owed to Seller or any of its Subsidiaries.
(viii)   Acquisitions.   Acquire or agree to acquire (other than by way of foreclosures or acquisitions of control in a bona fide fiduciary capacity or in satisfaction of debts previously contracted in good faith, in each case in the Ordinary Course of Business) all or any portion of the assets, debt, business, deposits, or properties of any other entity or Person, except for purchases specifically approved by Buyer pursuant to any other applicable paragraph of this Section 5.01.
(ix)   Capital Expenditures.   Make any capital expenditures in amounts exceeding $50,000 individually, or $250,000 in the aggregate, provided that Buyer shall be deemed to have consented to emergency repairs or replacements necessary to prevent substantial deterioration of the condition of a property if it has not responded to Seller within two Business Days of its receipt of a written request from Seller requesting such capital expenditure.
(x)   Governing Documents.   Amend Seller’s charter or bylaws or any equivalent documents of Seller’s Subsidiaries.
(xi)   Accounting Methods.   Implement or adopt any change in its accounting principles, practices or methods, other than as may be required by applicable Laws or GAAP or applicable accounting requirements of any Governmental Authority, in each case, including changes in the interpretation or enforcement thereof.
(xii)   Contracts.   Except as set forth in Seller Disclosure Schedule 5.01(b)(xii), enter into, amend, modify, terminate, extend, or waive any material provision of, any Seller Material Contract, Lease or Insurance Policy, or make any change in any instrument or agreement governing the terms of any of its securities, or material lease, license or contract, other than normal renewals of contracts, licenses, and leases without material adverse changes of terms with respect to Seller or any of its Subsidiaries, or enter into any contract that would constitute a Seller Material Contract if it were in effect on the date of this Agreement, except for any amendments, modifications or terminations reasonably requested by Buyer.
(xiii)   Claims.   Other than settlement of foreclosure actions in the Ordinary Course of Business, (A) enter into any settlement or similar agreement with respect to any action, suit, proceeding, Order or investigation to which Seller or any of its Subsidiaries is or becomes a party after the date of this Agreement, which settlement or agreement involves payment by Seller or any of its Subsidiaries of an amount which exceeds $75,000 individually or $150,000 in the aggregate and/or would impose any material restriction on the business of Seller or any of its Subsidiaries or (B) waive or release any material rights or claims, or agree or consent to the issuance of any Order restricting or otherwise affecting its business or operations.

(xiv)   Banking Operations.   (A) Enter into any material new line of business, introduce any material new products or services, any material marketing campaigns or any material new sales compensation or incentive programs or arrangements; (B) change in any material respect its lending, investment, underwriting, risk and asset liability management, and other banking and operating policies, except as required by applicable Law, regulation, or policies imposed by any Governmental Authority; (C) make any material changes in its policies and practices with respect to underwriting, pricing, originating, acquiring, selling, servicing, or buying or selling rights to service Loans, its hedging practices and policies; and (D) incur any material liability or obligation relating to retail banking and branch merchandising, marketing, and advertising activities and initiatives except in the Ordinary Course of Business.
(xv)   Derivative Transactions.   Enter into any Derivative Transaction.
(xvi)   Indebtedness.   Incur any indebtedness for borrowed money other than in the Ordinary Course of Business consistent with past practice with a term not in excess of 12 months (other than the purchase of federal funds, Federal Home Loan Bank borrowings, creation of deposit liabilities or sales of certificates of deposit in the Ordinary Course of Business), or incur, assume, or become subject to, whether directly or by way of any guarantee or otherwise, any obligations or liabilities (absolute, accrued, contingent or otherwise) of any other Person, other than the issuance of letters of credit in the Ordinary Course of Business and in accordance with the restrictions set forth in Section 5.01(b)(xix).
(xvii)   Investment Securities.   (i) Other than in accordance with Seller’s investment guidelines, acquire, sell, or otherwise dispose of any debt security or equity investment or any certificates of deposits issued by other banks, nor (ii) change the classification method for any of the Seller Investment Securities from “held to maturity” to “available for sale” or from “available for sale” to “held to maturity,” as those terms are used in ASC 320.
(xviii)   Deposits.   Other than in the Ordinary Course of Business, make any changes to deposit pricing.
(xix)   Loans.   Except for loans or extensions of credit approved and/or committed as of the date hereof that are listed in Seller Disclosure Schedule 5.01(b)(xix), (A) make, renew, renegotiate, increase, extend, or modify any (1) unsecured loan (including any extension of credit in connection with an overdraft), if the amount of such unsecured loan, together with any other outstanding unsecured loans made by Seller or any of its Subsidiaries to such borrower or its Affiliates, would be in excess of $500,000, in the aggregate, (2) loan secured by other than a first lien in excess of $500,000, (3) loan in excess of FFIEC regulatory guidelines relating to loan to value ratios, (4) loan secured by a first lien residential mortgage and with no loan policy exceptions in excess of $1,250,000, (5) secured loan over $5,000,000, (6) loan that is not made in conformity with Seller’s ordinary course lending policies and guidelines in effect as of the date hereof, or (7) loan, whether secured or unsecured, if the amount of such loan, together with any other outstanding loans (without regard to whether such other loans have been advanced or remain to be advanced), would result in the aggregate outstanding loans to any borrower of Seller or any of its Subsidiaries (without regard to whether such other loans have been advanced or remain to be advanced) to exceed $8,000,000, (B) sell any loan or loan pools in excess of $2,000,000 in principal amount or sale price (other than residential mortgage loan pools sold in the Ordinary Course of Business), or (C) acquire any servicing rights, or sell or otherwise transfer any loan where Seller or any of its Subsidiaries retains any servicing rights. Any loan in excess of the limits set forth in this Section 5.01(b)(xix) shall require the prior written approval of the President, Chief Banking Officer or Chief Lending Officer of FirstBank, which approval shall be deemed given if such person does not respond in writing within three (3) Business Days after the complete loan package is delivered to such individual.
(xx)   Investments or Developments in Real Estate.   Make any investment or commitment to invest in real estate or in any real estate development project other than by way of foreclosure or deed in lieu thereof or make any investment or commitment to develop, or otherwise take any actions to develop any real estate owned by Seller or its Subsidiaries.
(xxi)   Taxes.   Except as required by applicable Law, make or change any Tax election; fail to file any Tax Return when due (taking into account timely requested extensions) or fail to remit any Taxes due (whether or not shown on a Tax Return); file any amended Tax Return; adopt or change any Tax accounting method; enter into any closing agreement with respect to Taxes; settle or compromise any liability, claim, audit or assessment with respect to Taxes; agree to any adjustment of any Tax attribute; surrender, offset or reduce any right to claim a refund of Taxes; or consent to any extension or waiver of the statute of limitations relating to Taxes.
(xxii)   Compliance with Agreements.   Commit any act or omission which constitutes a material breach or default by Seller or any of its Subsidiaries under any agreement with any Governmental Authority or under any Seller Material Contract, Lease, or other material agreement or material license to which Seller or any of its Subsidiaries is a party or by which any of them or their respective properties are bound or under which any of them or their respective assets, business, or operations receives benefits.
(xxiii)   Environmental Assessments.   Foreclose on or take a deed or title to any real estate other than single-family residential properties without first conducting an ASTM International (“ASTM”) E1527-13 Phase I Environmental Site Assessment (or any applicable successor standard) of the property that satisfies the requirements of 40 C.F.R. Part 312 (“Phase I”), or foreclose on or take a deed or title to any real estate other than single-family residential properties if such environmental assessment indicates the presence or likely presence of any Hazardous Substances under conditions that indicate an existing release, a past release, or a material threat of a release of any Hazardous Substances into structures on the property or into the ground, ground water, or surface water of the property.
(xxiv)   Adverse Actions.   Take any action or knowingly fail to take any action not contemplated by this Agreement that is intended or is reasonably likely to (A) prevent, delay, or impair Seller’s ability to consummate the Merger or the transactions contemplated by this Agreement or (B) agree to take, make any commitment to take, or adopt any resolutions of its board of directors in support of, any of the actions prohibited by this Section 5.01.
(xxv)   [Intentionally Omitted].
(xxvi)   Facilities.   Except as required by Law, file any application or make any contract or commitment for the opening, relocation, or closing of any, or open, relocate, or close any, branch office, loan production, or servicing facility or automated banking facility, except for any change that may be requested by Buyer.
(xxvii)   Restructure.   Merge or consolidate itself or any of its Subsidiaries with any other Person, or restructure, reorganize or completely or partially liquidate or dissolve it or any of its Subsidiaries.
(xxviii)   Commitments.   (A) Enter into any contract with respect to, or otherwise agree or commit to do, or adopt any resolutions of its board of directors or similar governing body in support of, any of the foregoing or (B) take any action that is intended or expected to result in any of the conditions to the Merger not being satisfied in any material respect or in a violation of any provision of this Agreement, except, in every case, as may be required by applicable Law.
(c)   Buyer Negative Covenants.   From the date hereof until the Effective Time, except (x) as otherwise expressly required by this Agreement, or (y) consented to in writing by Seller (which consent shall not be unreasonably withheld, conditioned, or delayed), Buyer shall not and shall not permit its Subsidiaries to:
(i)   Governing Documents.   Amend Buyer’s charter or bylaws in a manner that would adversely affect the economic benefits of the Merger to the holders of Buyer Common Stock or adversely affect the holders of Buyer Common Stock relative to the other holders of Buyer Common Stock.
(ii)   Dividends; Other Distributions.   Except for regular dividends paid in accordance with the procedures set forth on Buyer Disclosure Schedule 5.01(c)(iv), and dividends from Subsidiaries to Buyer, make, declare, pay, or set aside for payment of dividends payable in cash, stock, or property on or in respect of, or declare or make any distribution on, any shares of its capital stock.
(iii)   Liquidation.   Adopt or publicly propose a plan of complete or partial liquidation or resolutions providing for or authorizing such a liquidation or a dissolution, in each case, of Buyer or FirstBank.

(iv)   Indebtedness.   Incur any indebtedness for borrowed money that would reasonably be expected to prevent Buyer or its Subsidiaries from assuming the Seller’s outstanding indebtedness contemplated by this Agreement.
(v)   Reorganization Status.   Take any action or knowingly fail to take any action where such action or failure to act could reasonably be expected to prevent or impede the Merger and Bank Merger, taken together, from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code.
(vi)   Adverse Actions.   Take any action or knowingly fail to take any action not contemplated by this Agreement that is intended or is reasonably likely to (A) prevent, delay, or impair Buyer’s ability to consummate the Merger or the transactions contemplated by this Agreement or (B) agree to take, make any commitment to take, or adopt any resolutions of its board of directors in support of, any of the actions prohibited by this Section 5.01(c).
(vii)   Commitments.   (A) Enter into any contract with respect to, or otherwise agree or commit to do, or adopt any resolutions of its board of directors or similar governing body in support of, any of the foregoing or (B) take any action that is intended or expected to result in any of the conditions to the Merger not being satisfied in any material respect or in a violation of any provision of this Agreement, except, in every case, as may be required by applicable Law.
Section 5.02   Commercially Reasonable Efforts.   Subject to the terms and conditions of this Agreement, each of the Parties agrees to use commercially reasonable efforts in good faith to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable under applicable Laws, so as to permit consummation of the transactions contemplated hereby as promptly as practicable, including the satisfaction of the conditions set forth in Article VI, and shall reasonably cooperate with the other Party to that end.
Section 5.03   Stockholder Approval.
(a)   Following the execution of this Agreement, Seller shall take, in accordance in all material respects with applicable Law and the charter and bylaws of Seller, all action necessary to convene a special meeting of its stockholders as promptly as practicable after the Registration Statement is declared effective by the SEC to consider and vote upon the approval of this Agreement and the transactions contemplated hereby (including the Merger) and any other matters that would otherwise be customarily approved by Seller’s stockholders in order to permit consummation of the Merger and the transactions contemplated hereby (including any adjournment or postponement thereof, the “Seller Meeting”) and shall take all lawful action to solicit such approval by such stockholders. Seller shall use its reasonable best efforts to obtain the Requisite Seller Stockholder Approval to consummate the Merger and the other transactions contemplated hereby, and shall ensure that the Seller Meeting is called, noticed, convened, held, and conducted, and that all proxies solicited by Seller in connection with the Seller Meeting are solicited in the manner contemplated by the Proxy Statement-Prospectus and in compliance in all material respects with the ABCL, the charter and bylaws of Seller, and all other applicable legal requirements. Except with the prior approval of Buyer, no other matters shall be submitted for the approval of Seller stockholders at the Seller Meeting. Following the execution of this Agreement, Buyer shall take, in accordance in all material respects with applicable Law and the charter and bylaws of Buyer, all action necessary to convene a special meeting of its shareholders as promptly as practicable after the Registration Statement is declared effective by the SEC to consider and vote upon the issuance of shares of Buyer Common Stock in connection with the Merger and any other matters that would otherwise be customarily approved by Buyer’s shareholders in order to permit consummation of the Merger and the transactions contemplated hereby (including any adjournment or postponement thereof, the “Buyer Meeting”) and shall take all lawful action to solicit such approval by Buyer’s shareholders. Buyer shall use its reasonable best efforts to obtain the Requisite Buyer Shareholder Approval to consummate the Merger and the other transactions contemplated hereby, and shall ensure that the Buyer Meeting is called, noticed, convened, held, and conducted, and that all proxies solicited by Buyer in connection with the Buyer Meeting are solicited in the manner contemplated by the Proxy Statement-Prospectus and in compliance in all material respects with the TBCA, the charter and bylaws of Buyer, and all other applicable legal requirements. Seller and Buyer shall use their reasonable best efforts to cooperate to hold the Seller Meeting and the Buyer Meeting on the same day and at the same time, and to set the same record date for each such meeting.
(b)   Seller or Buyer, as applicable, shall adjourn or postpone its respective shareholder meeting if, as of the time for which such meeting is originally scheduled there are insufficient shares of Buyer Common Stock or Seller Common Stock, as the case may be, represented (either in person or by proxy) to constitute a quorum necessary to conduct the business of such meeting. Seller shall adjourn or postpone the Seller Meeting if, as of the time for which the Seller Meeting is scheduled, Seller has not recorded proxies representing a sufficient number of shares necessary to obtain the Seller Shareholder Approval.
(c)   Except to the extent provided otherwise in Section 5.08, the board of directors of Seller shall at all times prior to and during the Seller Meeting recommend approval of this Agreement by the stockholders of Seller and the transactions contemplated hereby (including the Merger) and any other matters required to be approved by Seller’s stockholders for consummation of the Merger and the transactions contemplated hereby (the “Seller Recommendation”) and shall not withhold, withdraw, amend, modify, change, or qualify such recommendation in a manner adverse in any respect to the interests of Buyer or take any other action or make any other public statement inconsistent with such recommendation and the Proxy Statement-Prospectus shall include the Seller Recommendation. In the event that there is present at such meeting, in person or by proxy, sufficient favorable voting power to secure the Requisite Seller Stockholder Approval, Seller will not adjourn or postpone the Seller Meeting unless Seller is advised by counsel that failure to do so would result in a breach of the fiduciary duties of the board of directors of Seller. Seller shall keep Buyer updated with respect to the proxy solicitation results in connection with the Seller Meeting as reasonably requested by Buyer.
(d)   Except to the extent provided otherwise in Section 5.08, the board of directors of Buyer shall at all times prior to and during the Buyer Meeting recommend approval of the issuance of shares of Buyer Common Stock in connection with the Merger and any other matters required to be approved by Buyer’s shareholders for consummation of the Merger and the transactions contemplated hereby (the “Buyer Recommendation”) and shall not withhold, withdraw, amend, modify, change, or qualify such recommendation in a manner adverse in any respect to the interests of Seller or take any other action or make any other public statement inconsistent with such recommendation and the Proxy Statement-Prospectus shall include the Buyer Recommendation. In the event that there is present at such meeting, in person or by proxy, sufficient favorable voting power to secure the Requisite Buyer Shareholder Approval, Buyer will not adjourn or postpone the Buyer Meeting unless Buyer is advised by counsel that failure to do so would result in a breach of the fiduciary duties of the board of directors of Buyer. Buyer shall keep Seller updated with respect to the proxy solicitation results in connection with the Buyer Meeting as reasonably requested by Seller.
Section 5.04   Registration Statement; Proxy Statement-Prospectus; NYSE Listing.
(a)   Buyer and Seller agree to cooperate in the preparation of both the Proxy Statement-Prospectus and the Registration Statement to be filed by Buyer with the SEC in connection with the issuance of Buyer Common Stock in the transactions contemplated by this Agreement (which will include the Proxy Statement-Prospectus and all related documents). Seller shall deliver to Buyer such financial statements and related analysis of Seller, including “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of Seller, as may be required in order to file the Registration Statement, and any other report required to be filed by Buyer with the SEC, in each case, in compliance in all material respects with applicable Laws, and shall, as promptly as practicable following execution of this Agreement, prepare and deliver drafts of such information to Buyer to review. Each of Buyer and Seller agree to use their respective commercially reasonable efforts to cause the Registration Statement to be declared effective by the SEC as promptly as reasonably practicable after the filing thereof and to maintain such effectiveness for as long as necessary to consummate the Merger and the other transactions contemplated by this Agreement. Buyer also agrees to use commercially reasonable efforts to obtain any necessary state securities Law or “blue sky” Permits and approvals required to carry out the transactions contemplated by this Agreement. Seller agrees to cooperate with Buyer and Buyer’s counsel and accountants in requesting and obtaining appropriate opinions, Consents, and letters from Seller’s independent auditors in connection with the Registration Statement and the Proxy Statement-Prospectus. After the Registration Statement is declared effective under the Securities Act, (i) Seller, at its own expense, shall promptly mail or cause to be mailed the Proxy Statement-Prospectus to its stockholders, and (ii) Buyer, at its own expense, shall promptly mail or cause to be mailed the Proxy Statement-Prospectus to its shareholders. The form of Proxy Statement-Prospectus that each Party mails to its respective shareholders or stockholders shall be mutually agreed by the Parties.
(b)   Buyer will use its commercially reasonable efforts to cause the shares of Buyer Common Stock to be issued in connection with the transactions contemplated by this Agreement to be approved for listing on the NYSE, subject to official notice of issuance, prior to the Effective Time.
Section 5.05   Regulatory Filings; Consents.
(a)   Each of Buyer and Seller and their respective Subsidiaries shall cooperate and use their respective commercially reasonable efforts (i) to promptly prepare all documentation (including the Registration Statement and the Proxy Statement-Prospectus), and to effect all filings, to obtain all Permits and Consents of all third parties and Governmental Authorities necessary to consummate the transactions contemplated by this Agreement, the Requisite Regulatory Approvals and all other Consents of a Governmental Authority required to consummate the Merger in the manner contemplated herein, (ii) to comply with the terms and conditions of such Permits and Consents and (iii) to cause the transactions contemplated by this Agreement to be consummated as expeditiously as practicable; provided, however, notwithstanding the foregoing or anything to the contrary in this Agreement, nothing contained herein shall be deemed to require Buyer or any of its Subsidiaries or Seller or any of its Subsidiaries to take any non-standard action, or commit to take any such action, or agree to any non-standard condition or restriction, in connection with obtaining the foregoing Permits and Consents of any Governmental Authority that would reasonably be likely to have a material and adverse effect (measured on a scale relative to Seller) on the condition (financial or otherwise), results of operations, liquidity, assets or deposit liabilities, properties or business of the Surviving Entity or the Surviving Bank, after giving effect to the Merger (“Burdensome Condition”). Buyer and Seller will furnish each other and each other’s counsel with all information concerning themselves, their Subsidiaries, directors, trustees, officers and stockholders and such other matters as may be necessary or advisable in connection with any application, petition or any other statement or application made by or on behalf of Buyer or Seller to any Governmental Authority in connection with the transactions contemplated by this Agreement. Each Party shall have the right to review and approve in advance all characterizations of the information relating to such Party and any of its Subsidiaries that appear in any filing made in connection with the transactions contemplated by this Agreement with any Governmental Authority. In addition, Buyer and Seller shall each furnish to the other for review a copy of each non-confidential portion of such filing made in connection with the transactions contemplated by this Agreement with any Governmental Authority prior to its filing.
(b)   Seller will use its best efforts, and Buyer shall reasonably cooperate with Seller at Seller’s request, to obtain all Consents described on Seller Disclosure Schedule 3.12(c). Each Party will notify the other Party promptly and shall promptly furnish the other Party with copies of notices or other communications received by such Party or any of its Subsidiaries of any communication from any Person alleging that the Consent of such Person (or another Person) is or may be required in connection with the transactions contemplated by this Agreement (and the response thereto from such Party, its Subsidiaries or its representatives). Seller will consult with Buyer and its representatives as often as practicable under the circumstances so as to permit Seller and Buyer and their respective representatives to cooperate to take appropriate measures to obtain such Consents and avoid or mitigate any adverse consequences that may result from the foregoing.
Section 5.06   Publicity.   Buyer and Seller shall consult with each other before issuing any press release with respect to this Agreement or the transactions contemplated hereby and shall not issue any such press release or make any such public statement without the prior consent of the other Party, which shall not be unreasonably delayed or withheld; provided, however, that a Party may, without the prior consent of the other Party (but after such consultation, to the extent practicable in the circumstances), issue such press release or make such public statements as may upon the advice of counsel be required by Law or the rules and regulations of any stock exchanges. Subject to Seller’s right to reasonably review and comment, is understood that Buyer shall assume primary responsibility for the preparation of joint press releases relating to this Agreement, the Merger, and the other transactions contemplated hereby.

Section 5.07   Access; Current Information; Accounting Matters.
(a)   For the purposes of verifying the representations and warranties of the other and preparing for the Merger and the other matters contemplated by this Agreement, upon reasonable notice and subject to applicable Laws, Seller agrees to afford Buyer and its officers, employees, counsel, accountants, and other authorized representatives such access during normal business hours at any time and from time to time throughout the period prior to the Effective Time to Seller’s and its Subsidiaries’ books, records (including, without limitation, Tax Returns and work papers of independent auditors), loan files, information technology systems, business, properties, and personnel and to such other information relating to them as Buyer may reasonably request and Seller shall use its commercially reasonable efforts to provide any appropriate notices to employees and/or customers in accordance with applicable Law and Seller’s privacy policy and, during such period, Seller shall furnish to Buyer, upon Buyer’s reasonable request, all such other information concerning the business, properties and personnel of Seller and its Subsidiaries that is substantially similar in scope to the information provided to Buyer in connection with its diligence review prior to the date of this Agreement.
(b)   For the purposes of verifying the representations and warranties of the other and preparing for the Merger and the other matters contemplated by this Agreement, during the period of time from the date of this Agreement to the Effective Time, upon reasonable notice and subject to applicable Laws, Buyer agrees to furnish to Seller and its officers, employees, counsel, accountants, and other authorized representatives such information as Seller may reasonably request concerning the business of Buyer and its Subsidiaries that is substantially similar in scope to the information provided to Seller in connection with its diligence review prior to the date of this Agreement.
(c)   As promptly as reasonably practicable after they become available, Seller will furnish to Buyer copies of the board packages distributed to the board of directors of Seller or any of its Subsidiaries, and minutes from the meetings thereof, copies of any internal management financial control reports showing actual financial performance against plan and previous period, and copies of any reports provided to the board of directors of Seller or any committee thereof relating to the financial performance and risk management of Seller.
(d)   During the period from the date of this Agreement to the Effective Time, at the reasonable request of either Party, the other Party will cause one or more of its designated representatives to confer with representatives of the requesting Party and to report the general status of the ongoing operations of the other Party and its Subsidiaries. Without limiting the foregoing, Seller agrees to provide to Buyer (i) a copy of each report filed by Seller or any of its Subsidiaries with a Governmental Authority, (ii) a copy of Seller’s monthly loan trial balance, and (iii) a copy of Seller’s monthly statement of condition and profit and loss statement and, if requested by Buyer, a copy of Seller’s daily statement of condition and daily profit and loss statement, in each case, which shall be provided as promptly as reasonably practicable after it is filed or prepared, as applicable. Seller further agrees to provide Buyer, no later than 10 Business Days following the end of each calendar month following the date hereof, any supplements to Seller Disclosure Schedule 3.19, Seller Disclosure Schedule 3.22(a), and Seller Disclosure Schedule 3.22(b) that would be required if the references to February 28, 2025 in each corresponding representation and warranty of Seller were changed to the date of the most recently ended calendar month.
(e)   No investigation by a Party or its representatives shall be deemed to modify or waive any representation, warranty, covenant, or agreement of the other Party set forth in this Agreement, or the conditions to the respective obligations of Buyer and Seller to consummate the transactions contemplated hereby.
(f)   Notwithstanding anything to the contrary in this Section 5.07, no Party shall be required to provide the other Party with any documents that disclose confidential discussions of this Agreement or the transactions contemplated hereby, that contain competitively sensitive business or other proprietary information filed under a claim of confidentiality (including any confidential supervisory information) or any other matter that its board of directors has been advised by counsel that such distribution to the other Party may violate a confidentiality obligation or fiduciary duty or any Law or regulation, or may result in a waiver of such Party’s attorney-client privilege. In the event any of the restrictions in this Section 5.07(f) shall apply, such Party shall use its commercially reasonable efforts to provide appropriate Consents necessary to satisfy any confidentiality issues relating to documents prepared or held by third parties (including work papers), and the Parties will make appropriate alternate disclosure arrangements, including adopting additional specific procedures to protect the confidentiality of sensitive material and to ensure compliance with applicable Laws.
Section 5.08   No Solicitation by Seller; Superior Proposals.
(a)   Except as permitted by Section 5.08(b), Seller shall not, and shall cause its Subsidiaries and each of their respective officers, directors, and employees not to, and will not authorize any investment bankers, financial advisors, attorneys, accountants, consultants, affiliates or other agents of Seller or any of Seller’s Subsidiaries (collectively, the “Seller Representatives”) to, directly or indirectly, (i) initiate, solicit, induce, or knowingly encourage, or take any action to facilitate the making of, any inquiry, offer or proposal which constitutes, or could reasonably be expected to lead to, an Acquisition Proposal; (ii) participate in any discussions or negotiations regarding any Acquisition Proposal or furnish, or otherwise afford access, to any Person (other than Buyer) any information or data with respect to Seller or any of its Subsidiaries or otherwise relating to an Acquisition Proposal (except to notify a Person that has made or, to the knowledge of the Seller, is making any inquiries with respect to, or is considering making, an Acquisition Proposal, of the existence of the provisions of this Section 5.08); (iii) release any Person from, waive any provisions of, or fail to enforce any confidentiality agreement or standstill agreement to which Seller is a party; or (iv) enter into any agreement, confidentiality agreement, agreement in principle or letter of intent with respect to any Acquisition Proposal or approve or resolve to approve any Acquisition Proposal or any agreement, agreement in principle, or letter of intent relating to an Acquisition Proposal. Any violation of the foregoing restrictions by any of the Seller Representatives, whether or not such Seller Representative is so authorized and whether or not such Seller Representative is purporting to act on behalf of Seller or otherwise, shall be deemed to be a breach of this Agreement by Seller. Seller and its Subsidiaries shall, and shall cause each of the Seller Representatives to, immediately cease and cause to be terminated any and all existing discussions, negotiations, and communications with any Persons with respect to any existing or potential Acquisition Proposal.
For purposes of this Agreement, “Acquisition Proposal” means any inquiry, offer or proposal (other than an inquiry, offer, or proposal from Buyer), whether or not in writing, contemplating, relating to, or that could reasonably be expected to lead to, (A) any transaction or series of transactions involving any merger, consolidation, recapitalization, share exchange, liquidation, dissolution, or similar transaction involving Seller or any of its Subsidiaries whose assets, individually or in the aggregate, constitute 20% or more of the consolidated assets of the Seller; (B) any transaction pursuant to which any third party or group acquires or would acquire (whether through sale, lease or other disposition), directly or indirectly, assets that individually or in the aggregate, constitute 20% or more of the consolidated assets of the Seller; (C) any issuance, sale or other disposition of (including by way of merger, consolidation, share exchange or any similar transaction) securities (or options, rights or warrants to purchase or securities convertible into, such securities) representing 20% or more of the votes attached to the outstanding securities of Seller or any of its Subsidiaries; (D) any tender offer or exchange offer that, if consummated, would result in any third party or group beneficially owning 20% or more of any class of equity securities of Seller or any of its Subsidiaries; or (E) any transaction which is similar in form, substance or purpose to any of the foregoing transactions, or any combination of the foregoing.
For purposes of this Agreement, “Superior Proposal” means a bona fide, unsolicited Acquisition Proposal (i) that if consummated would result in a third party (or in the case of a direct merger between such third party and Seller or any of its Subsidiaries, the stockholders of such third party) acquiring, directly or indirectly, more than 50% of the outstanding Seller Common Stock or more than 50% of the assets of Seller and its Subsidiaries, taken as a whole, for consideration consisting of cash and/or securities and (ii) that the board of directors of Seller reasonably determines in good faith, after consultation with its outside financial advisor and outside legal counsel, (A) is reasonably capable of being completed, taking into account all financial, legal, regulatory and other aspects of such proposal, including all conditions contained therein and the person making such Acquisition Proposal, and (B) as applicable, taking into account any changes to this Agreement proposed by Buyer in writing in response to such Acquisition Proposal, as contemplated by Section 5.08(c), and all financial, legal, regulatory and other aspects of such Acquisition Proposal, including all conditions contained therein and the person making such proposal, is more favorable to the stockholders of Seller from a financial point of view than the Merger.

(b)   Notwithstanding Section 5.08(a) or any other provision of this Agreement, prior to the date of the Seller Meeting, Seller may take any of the actions described in Section 5.08(a) if, but only if, (i) Seller has received a bona fide unsolicited written Acquisition Proposal that did not result from a breach of Section 5.08(a); (ii) the board of directors of Seller reasonably determines in good faith, after consultation with and having considered the advice of its outside financial advisor and outside legal counsel, that (A) such Acquisition Proposal constitutes or is reasonably likely to lead to a Superior Proposal and (B) the failure to take such actions more likely than not would result in a violation of its fiduciary duties to Seller’s stockholders under applicable Law; (iii) Seller has provided Buyer with at least two Business Days’ prior notice of such determination; and (iv) prior to furnishing or affording access to any information or data with respect to Seller or any of its Subsidiaries or otherwise relating to an Acquisition Proposal, Seller receives from such Person a confidentiality agreement with terms no less favorable to Seller than those contained in the confidentiality agreement with Buyer. Seller shall promptly provide to Buyer any non-public information regarding Seller or its Subsidiaries provided to any other Person that was not previously provided to Buyer, such additional information to be provided no later than the date of provision of such information to such other party.
(c)   Seller shall promptly (and in any event within 24 hours) notify Buyer in writing if any proposals or offers are received by, any information is requested from, or any negotiations or discussions are sought to be initiated or continued with, Seller or the Seller Representatives, in each case in connection with any Acquisition Proposal, and such notice shall indicate the name of the Person initiating such discussions or negotiations or making such proposal, offer, or information request and the material terms and conditions of any proposals or offers (and, in the case of written materials relating to such proposal, offer, information request, negotiations or discussion, providing copies of such materials (including e-mails or other electronic communications) except to the extent that such materials constitute confidential information of the party making such offer or proposal under an effective confidentiality agreement). Seller agrees that it shall keep Buyer informed, on a reasonably current basis, of the status and terms of any such proposal, offer, information request, negotiations, or discussions (including any amendments or modifications to such proposal, offer, or request).
(d)   Except as provided in Section 5.08(e), neither the board of directors of Seller nor the board of directors of any Subsidiary nor any committee of any boards of directors of Seller or its Subsidiaries shall (i) fail to make, or withdraw (or modify or qualify in any manner adverse to Buyer or publicly propose to withdraw, modify, or qualify in any manner adverse to Buyer), the Seller Recommendation, or the determination of the advisability to its stockholders of the approval of this Agreement and the transactions contemplated hereby, including the Merger, (ii) adopt, approve, or publicly recommend, endorse or otherwise declare advisable any Acquisition Proposal other than the Merger, (iii) fail to include the Seller Recommendation in whole or in part in the Proxy Statement-Prospectus or any filing or amendment or supplement relating thereto, (iv) fail to recommend against any then-pending tender or exchange offer that constitutes an Acquisition Proposal within five Business Days after it is announced, (v) fail to reaffirm, publicly and without qualification, the Seller Recommendation within five Business Days (or such fewer number of days as remains prior to the Seller Meeting) following an Acquisition Proposal, or (vi) make any public statement, filing or release inconsistent with the Seller Recommendation. Each such action set forth in this Section 5.08(d) shall be referred to herein as an “Adverse Seller Recommendation Action.”
(e)   Notwithstanding Section 5.08(d), prior to the receipt of the Requisite Seller Stockholder Approval, the board of directors of Seller may withdraw, qualify, amend or modify the Seller Recommendation (a “Seller Subsequent Determination”) or cause or permit Seller to terminate this Agreement to enter into a definitive agreement with respect to such Superior Proposal in accordance with the terms of Section 7.01(g) after the third Business Day following Buyer’s receipt of a notice (the “Notice of Superior Proposal”) from Seller advising Buyer that the board of directors of Seller has decided (in good faith after consultation with its outside legal counsel and financial advisor) that a bona fide unsolicited written Acquisition Proposal that it received (that did not result from a breach of Section 5.08(a)) constitutes a Superior Proposal if, but only if, (i) the board of directors of Seller has determined in good faith, after consultation with and having considered the advice of outside legal and its financial advisor, that the failure to take such actions more likely than not would result in a violation of its fiduciary duties to Seller’s stockholders under applicable Law, (ii) during the five Business Day period after receipt of the Notice of Superior Proposal by Buyer (the “Notice Period”), Seller and the board of directors of Seller shall have cooperated and negotiated in good faith with Buyer to make such adjustments, modifications or amendments to the terms and conditions of this Agreement as would enable Seller to proceed with the Seller Recommendation without a Seller Subsequent Determination; provided, however, that Buyer shall not have any obligation to propose any adjustments, modifications or amendments to the terms and conditions of this Agreement and (iii) at the end of the Notice Period, after taking into account any such adjusted, modified, or amended terms as may have been proposed by Buyer (which terms must be in writing) since its receipt of such Notice of Superior Proposal, the board of directors of Seller has again in good faith made the determination (A) in clause (i) of this Section 5.08(e) and (B) that such Acquisition Proposal constitutes a Superior Proposal. In the event of any material revisions to the Superior Proposal, Seller shall be required to deliver a new Notice of Superior Proposal to Buyer and again comply with the requirements of this Section 5.08(e), except that the Notice Period shall be reduced to three Business Days.
(f)   Except as provided in Section 5.08(g), neither the board of directors of Buyer nor any committee of the Board of Directors of Buyer shall (i) fail to make, or withdraw (or modify or qualify in any manner adverse to Seller or publicly propose to withdraw, modify, or qualify in any manner adverse to Seller), the Buyer Recommendation, or the determination of the advisability to its shareholders of the Buyer Recommendation, (ii) fail to include the Buyer Recommendation in whole or in part in the Proxy Statement-Prospectus or any filing or amendment or supplement relating thereto, or (iii) make any public statement, filing or release inconsistent with the Buyer Recommendation.
(g)   Notwithstanding Section 5.08(f), prior to the receipt of the Requisite Buyer Stockholder Approval, the board of directors of Buyer may withdraw, qualify, amend or modify the Buyer Recommendation (an “Adverse Buyer Recommendation Action”) if, but only if, (i) the board of directors of Buyer has determined in good faith, after consultation with and having considered the advice of outside legal and, with respect to financial matters, its financial advisor, that the failure to take such actions more likely than not would result in a violation of its fiduciary duties to Buyer’s shareholders under applicable Law, (ii) Buyer has provided Seller at least five Business Days prior written notice of its intention take such action and a reasonable description of the events or circumstances giving rise to its determination to take such action; (iii) during such five Business Day period, Buyer and the board of directors of Buyer shall have cooperated and negotiated in good faith with Seller to make such adjustments, modifications or amendments to the terms and conditions of this Agreement as would enable Buyer to proceed with the Buyer Recommendation without an Adverse Buyer Recommendation Action; provided, however, that Seller shall not have any obligation to propose any adjustments, modifications or amendments to the terms and conditions of this Agreement and (iv) at the end of such five Business Day period, after taking into account any such adjusted, modified, or amended terms as may have been proposed by Seller (which terms must be in writing), the board of directors of Buyer has again in good faith made the determination in clause (i) of this Section 5.08(g).
Section 5.09   Indemnification.
(a)   For a period of six years from and after the Effective Time, Buyer and Surviving Entity shall indemnify and hold harmless the present and former directors and officers of Seller and its Subsidiaries (each an “Indemnified Party”), against all costs, expenses (including reasonable attorney’s fees), judgments, fines, losses, damages, liabilities, or amounts that are paid in settlement (which settlement shall require the prior written consent of Buyer, which consent shall not be unreasonably withheld) in connection with any pending or threatened claim, action, suit, proceeding, or investigation, whether civil, criminal, administrative or investigative (each a “Claim”), arising in whole or in part out of, or pertaining to, actions or omissions of such persons in the course of performing their duties for Seller or any of its Subsidiaries occurring at or before the Effective Time (including the Merger and the other transactions contemplated hereby), regardless of whether such Claim is asserted or claimed before, at, or after, the Effective Time, to the fullest extent permitted under the organizational documents of Seller and its Subsidiaries in effect on the date of this Agreement and the fullest extent permitted by applicable Law. Buyer and Surviving Entity shall also advance expenses as incurred by such Indemnified Party to the fullest extent permitted under the organizational documents of Seller and applicable law provided that the Indemnified Party to whom expense are advanced provides an undertaking to repay such advances if it is ultimately determined that such Indemnified Party is not entitled to indemnification.
(b)   Any Indemnified Party wishing to claim indemnification under this Section 5.09 shall promptly notify Buyer upon learning of any Claim, provided that, failure to so notify shall not affect the obligation of

Buyer under this Section 5.09, unless, and only to the extent that, Buyer is materially prejudiced in the defense of such Claim as a consequence. In the event of any such Claim (whether asserted or claimed prior to, at or after the Effective Time), (i) Buyer shall have the right to assume the defense thereof and Buyer shall not be liable to such Indemnified Party for any legal expenses or other counsel or any other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof, except that if Buyer elects not to assume such defense or counsel for the Indemnified Party reasonably advised the Indemnified Party that there are material issues that raise conflicts of interest between Buyer and the Indemnified Party, the Indemnified Party may retain counsel reasonably satisfactory to it, and Buyer shall advance the reasonable fees and expenses of such counsel for the Indemnified Party (ii) the Indemnified Party will cooperate in the defense of any such matter, (iii) Buyer shall not be liable for any settlement effected without its prior written consent, and (iv) Buyer shall have no obligation hereunder to any Indemnified Party if such indemnification would be in violation of any applicable federal or state banking Laws or regulations, or in the event that a federal or state banking agency or a court of competent jurisdiction shall determine that indemnification of an Indemnified Party in the manner contemplated hereby is prohibited by applicable Laws and regulations, whether or not related to banking Laws.
(c)   No later than three Business Days prior to the Closing Date, Buyer will procure, and continue to maintain for a period of six years following the Effective Time, director’s and officer’s liability insurance (herein, “D&O Insurance”) with respect to claims against such directors and officers arising from facts or events occurring before the Effective Time (including the transactions contemplated hereby), which insurance will contain at least the same coverage and amounts, and contain terms and conditions no less advantageous to the Indemnified Party, as that coverage currently provided by Seller; provided that, if Buyer is unable to maintain or obtain the insurance called for by this Section 5.09, Buyer will provide as much comparable insurance as is reasonably available (subject to the limitations described below in this Section 5.09(c)); and provided, further, that officers and directors of Seller or its Subsidiaries may be required to make application and provide customary representations and warranties to the carrier of the D&O Insurance for the purpose of obtaining such insurance. In no event shall Buyer be required to expend for such tail insurance a premium amount in excess of an amount equal to 200% of the annual premiums paid by Seller for D&O Insurance in effect as of the date of this Agreement (the “Maximum D&O Tail Premium”). If the cost of such tail insurance exceeds the Maximum D&O Tail Premium, Buyer shall obtain tail insurance coverage or a separate tail insurance policy with the greatest coverage available for a cost not exceeding the Maximum D&O Tail Premium.
(d)   This Section 5.09 shall survive the Effective Time, is intended to benefit each Indemnified Party and his or her heirs and representatives (each of whom shall be entitled to enforce this Section against Buyer) and shall be binding on all successors and assigns of Buyer.
(e)   If Buyer or any of its successors and assigns (i) shall consolidate with or merge into any other corporation or entity and shall not be the continuing or surviving corporation or entity of such consolidation or merger, or (ii) shall transfer all or substantially all of its property and assets to any individual, corporation or other entity, then, in each such case, proper provision shall be made so that the successors and assigns of Buyer and its Subsidiaries shall assume the obligations set forth in this Section 5.09.
Section 5.10   Employees; Benefit Plans.
(a)   Following the Effective Time, Buyer shall maintain or cause to be maintained employee benefit plans for the benefit of employees who are full time employees of Seller on the Closing Date and who become employees of Buyer (“Covered Employees”) that provide employee benefits which, in the aggregate, are substantially comparable to the employee benefits and cash-based compensation opportunities that are made available on a uniform and non-discriminatory basis to similarly situated employees of Buyer; provided, however, that in no event shall any Covered Employee be eligible to participate in any closed or frozen plan of Buyer. To the extent permissible by applicable Law and the terms of the applicable Seller benefit plans, Buyer shall give the Covered Employees credit for their prior service with Seller (i) for purposes of eligibility (including initial participation and eligibility for current benefits) and vesting under any qualified or non-qualified employee benefit plan maintained by Buyer and in which Covered Employees may be eligible to participate and (ii) for all purposes under any welfare benefit plans, vacation plans (although Buyer may consider current vacation benefits provided to such employees by Seller), severance plans, and similar arrangements maintained by Buyer.

(b)   With respect to any employee benefit plan of Buyer that is a health, dental, vision, or other welfare plan in which any Covered Employee is eligible to participate, for the plan year in which such Covered Employee is first eligible to participate, Buyer shall use its commercially reasonable efforts to (i) cause any pre-existing condition limitations, eligibility waiting periods, or evidence of insurability requirements under such Buyer plan to be waived with respect to such Covered Employee and his or her covered dependents to the extent such condition was or would have been covered under the Seller Benefit Plan in which such Covered Employee participated immediately prior to the Effective Time, and (ii) provide each such employee and his or her covered dependents with credit for any co-payments and deductibles paid prior to the Effective Time under a Seller Benefit Plan in satisfying any applicable deductible or out-of-pocket requirements under any Buyer plan in which such employee first become eligible to participate after the Effective Time.
(c)   Seller shall cause Seller Bank to take all necessary actions to terminate the Southern States Bank 401(k) Plan, effective as the date immediately preceding the Effective Time of the Merger, subject to the occurrence of the Effective Time. Seller shall provide Buyer with copies of the appropriate resolutions terminating such plan (the form and substance of which shall be subject to review and approval by Buyer, which will not be unreasonably withheld) not later than the day immediately preceding the Effective Time. The accounts of all participants and beneficiaries in the Southern States Bank 401(k) Plan shall become fully vested upon termination of such plan.
(d)   Prior to the Effective Time, Seller shall take, and shall cause its Subsidiaries to take, all actions requested by Buyer that may be necessary or appropriate to, conditioned on the occurrence of the Effective Time, (i) cause one or more Seller Benefits Plans not covered above to terminate as of the Effective Time, or as of the date immediately preceding the Effective Time, (ii) cause benefit accruals and entitlements under any Seller Benefit Plan to cease as of the Effective Time, or as of the date immediately preceding the Effective Time, (iii) cause the continuation on and after the Effective Time of any contract, arrangement or insurance policy relating to any Seller Benefit Plan for such period as may be requested by Buyer, or (iv) facilitate the merger of any Seller Benefit Plan into any employee benefit plan maintained by Buyer. Additionally, Seller and Seller Bank will take any and all actions reasonably requested by Buyer related to ensuring the compliance of all Seller Benefit Plans with applicable law, including but not limited to filing any necessary “top hat” filings or corrections. All resolutions, notices, or other documents issued, adopted or executed in connection with the implementation of this Section 5.10(d) shall be subject to Buyer’s reasonable prior review and approval, which shall not be unreasonably withheld, conditioned or delayed.
(e)   Any employee of Seller or Seller Bank that becomes an employee of Buyer or FirstBank at the Effective Time who is terminated within one year following the Effective Time (other than for cause, underperformance, death, disability, normal retirement or voluntarily resignation) shall receive a severance payment calculated in accordance with the policy set forth on Buyer Disclosure Schedule 5.10(e).
(f)   Nothing in this Section 5.10 shall be construed to limit the right of Buyer (including, following the Closing Date, Seller) to amend or terminate any Seller Benefit Plan or other employee benefit plan, to the extent such amendment or termination is permitted by the terms of the applicable plan, nor shall anything in this Section 5.10 be construed to require Buyer (including, following the Closing Date, Seller) to retain the employment of any particular Covered Employee for any fixed period of time following the Closing Date, and the continued retention (or termination) by Buyer of any Covered Employee subsequent to the Effective Time shall be subject in all events to Buyer’s normal and customary employment procedures and practices, including customary background screening and evaluation procedures, and satisfactory employment performance.
(g)   To the extent any payments or benefits made with respect to, or which could arise as a result of, this Agreement or the transactions contemplated hereby, could be characterized as an “excess parachute payment” within the meaning of Section 280G(b)(1) of the Code, Seller shall, prior to the Closing Date, cooperate in good faith with Buyer to effect reasonable measures to minimize any such payments or benefits from being characterized as “excess parachute payments” within the meaning of Section 280G(b)(1) of the Code.
(h)   For purposes of this Section 5.10, (i) “employees of Seller” shall include employees of Seller or any of its Subsidiaries, (ii) “employees of Buyer” shall include employees of Buyer or any of its Subsidiaries,

(iii) all references to Seller shall include each of the Subsidiaries of Seller, and (iv) all references to Buyer shall include each of the Subsidiaries of Buyer.
Section 5.11   Notification of Certain Changes.   Buyer and Seller shall promptly advise the other Party of any change or event having, or which could reasonably be expected to have, a Material Adverse Effect or which it believes would, or which could reasonably be expected to, cause or constitute a material breach of any of its or its respective Subsidiaries’ representations, warranties or covenants contained herein and each Party shall provide on a periodic basis written notice to the other Party of any matters that it becomes aware of that should be disclosed on a supplement or amendment to its Disclosure Schedule; provided, that any failure to give notice in accordance with the foregoing shall not be deemed to constitute a violation of this Section 5.11 or the failure of any condition set forth in Section 6.01, Section 6.02 or Section 6.03 to be satisfied, or otherwise constitute a breach of this Agreement by the Party failing to give such notice, in each case unless the underlying breach would independently result in a failure of the conditions set forth in Section 6.01, Section 6.02 or Section 6.03 to be satisfied.
Section 5.12   Transition; Informational Systems Conversion.   From and after the date hereof, Buyer and Seller will use their commercially reasonable efforts to facilitate the integration of Seller with the business of Buyer following consummation of the transactions contemplated hereby, and shall meet on a regular basis to discuss and plan for the conversion of the data processing and related electronic informational systems of Seller and each of its Subsidiaries (the “Informational Systems Conversion”) to those used by Buyer, which planning shall include, but not be limited to, (a) discussion of third-party service provider arrangements of Seller and each of its Subsidiaries; (b) non-renewal or changeover, after the Effective Time, of personal property leases and software licenses used by Seller and each of its Subsidiaries in connection with the systems operations; (c) retention of outside consultants and additional employees to assist with the conversion; (d) outsourcing, as appropriate after the Effective Time, of proprietary or self-provided system services; and (e) any other actions necessary and appropriate to facilitate the conversion, as soon as practicable following the Effective Time. Buyer shall promptly reimburse Seller on request for any reasonable and documented out-of-pocket fees, expenses or charges that Seller may incur as a result of taking, at the request of Buyer, any action prior to the Effective Time to facilitate the Informational Systems Conversion.
Section 5.13   No Control of Other Party’s Business.   Nothing contained in this Agreement shall give Buyer, directly or indirectly, the right to control or direct the operations of Seller or its Subsidiaries prior to the Effective Time, and nothing contained in this Agreement shall give Seller, directly or indirectly, the right to control or direct the operations of Buyer or its Subsidiaries prior to the Effective Time. Prior to the Effective Time, each of Seller and Buyer shall exercise, consistent with the terms and conditions of this Agreement, control, and supervision over its and its Subsidiaries’ respective operations.
Section 5.14   Certain Litigation.   Each Party shall promptly advise the other Party orally and in writing of any actual or threatened shareholder litigation against such Party or any of its Subsidiaries and/or the members of the boards of directors of Seller or the board of directors of Buyer or their respective Subsidiaries related to this Agreement or the Merger and the other transactions contemplated by this Agreement. Seller shall: (i) permit Buyer to review and discuss in advance, and consider in good faith the views of Buyer in connection with, any proposed written or oral response to such shareholder litigation; (ii) furnish Buyer’s outside legal counsel with all non-privileged information and documents which outside counsel may reasonably request in connection with such shareholder litigation; (iii) consult with Buyer regarding the defense or settlement of any such shareholder litigation, shall give due consideration to Buyer’s advice with respect to such shareholder litigation and shall not settle any such litigation prior to such consultation and consideration; provided, however, that Seller shall not settle any such shareholder litigation if such settlement requires the payment of money damages, without the written consent of Buyer (such consent not to be unreasonably withheld, conditioned or delayed) unless the payment of any such damages by Seller is reasonably expected by Seller, following consultation with outside counsel, to be fully covered (disregarding any deductible to be paid by Seller) under Seller’s existing director and officer insurance policies, including any tail policy.
Section 5.15   Director Resignations.   Seller will cause to be delivered to Buyer resignations of all the directors of Seller and its Subsidiaries, such resignations to be effective as of the Effective Time.

Section 5.16   Coordination.
(a)   Prior to the Effective Time, subject to applicable Laws, Seller and its Subsidiaries shall take any actions Buyer may reasonably request from time to time to better prepare the parties for integration of the operations of Seller and its Subsidiaries with Buyer and its Subsidiaries, respectively. Without limiting the foregoing, senior officers of Seller and Buyer shall meet from time to time as Buyer may reasonably request, and in any event not less frequently than monthly, to review the financial and operational affairs of Seller and its Subsidiaries, and Seller shall give due consideration to Buyer’s input on such matters, with the understanding that, notwithstanding any other provision contained in this Agreement, neither Buyer nor FirstBank shall under any circumstance be permitted to exercise control of Seller or any of its Subsidiaries prior to the Effective Time. Seller shall permit representatives of FirstBank to be onsite at Seller and its Subsidiaries to facilitate integration of operations and assist with any other coordination efforts as necessary, provided such efforts shall be done without undue disruption to normal business operations, during normal business hours and at the expense of Buyer or FirstBank (not to include Seller’s or its Subsidiaries’ regular employee payroll).
(b)   Prior to the Effective Time, subject to applicable Laws, Seller and its Subsidiaries shall take any actions Buyer may reasonably request in connection with negotiating any amendments, modifications or terminations of any Leases or Seller Material Contracts that Buyer may request, including, but not limited to, actions necessary to cause any such amendments, modifications, or terminations to become effective immediately prior to (to the extent that the conditions set forth in Article VI of this Agreement have already been satisfied), or immediately upon, the Closing, and shall cooperate with Buyer and will use its commercially reasonable efforts to negotiate specific provisions that may be requested by Buyer in connection with any such amendment, modification, or termination.
(c)   From and after the date hereof, subject to applicable Laws, the Parties shall reasonably cooperate (provided that the Parties shall cooperate to reasonably minimize disruption to Seller’s or its Subsidiaries’ respective businesses) with the other in preparing for the prompt conversion or consolidation of systems and business operations promptly after the Effective Time (including by entering into customary confidentiality, non-disclosure, and similar agreements with the other party and appropriate service providers) and Seller shall, upon Buyer’s reasonable request, introduce Buyer and its representatives to suppliers of Seller and its Subsidiaries for the purpose of facilitating the integration of Seller and its business into that of Buyer. In addition, after satisfaction of the conditions set forth in Section 6.01(a) and Section 6.01(b), subject to applicable Laws, Seller shall, upon Buyer’s reasonable request, introduce Buyer and its representatives to customers of Seller and its Subsidiaries for the purpose of facilitating the integration of Seller and its business into that of Buyer. Any interaction between Buyer and Seller’s and any of its Subsidiaries’ customers and suppliers shall be coordinated by Seller. Seller shall have the right to participate in any discussions between Buyer and Seller’s customers and suppliers.
(d)   Buyer and Seller agree to take all action necessary and appropriate to cause Seller Bank to merge with FirstBank in accordance with applicable Laws and the terms of the Bank Plan of Merger immediately following the Effective Time or as promptly as practicable thereafter.
(e)   Without limiting the foregoing, upon Buyer’s reasonable request, Seller and Seller Bank shall, prior to the Closing Date, dispose of any assets held by Seller or Seller Bank that Buyer determines would be impermissible investments for Buyer or FirstBank.
Section 5.17   Transactional Expenses.   Seller has provided in Seller Disclosure Schedule 3.35 a reasonable good faith estimate of costs and fees that Seller and its Subsidiaries expect to pay to retained representatives in connection with the transactions contemplated by this Agreement, exclusive of any costs that may be incurred by Seller as a result of any litigation which may arise in connection with this Agreement (collectively, “Seller Expenses”). Seller shall use its commercially reasonable efforts to cause the aggregate amount of all Seller Expenses to not exceed the total expenses disclosed in Seller Disclosure Schedule 3.35. Seller shall promptly notify Buyer if or when it determines that it expects to exceed its total budget for Seller Expenses provided, however, that failure to provide notice or exceeding the Seller Expenses shall not be grounds for termination of this Agreement by Buyer. Notwithstanding anything to the contrary in this Section 5.17, Seller shall not incur any investment banking, brokerage, finders, or other similar financial advisory fees in connection with the transactions contemplated by this Agreement other than those expressly set forth in Seller Disclosure Schedule 3.35.
Section 5.18   Confidentiality.   Prior to the execution of this Agreement and prior to the consummation of the Merger, subject to applicable Laws, each of Buyer and Seller, and their respective Subsidiaries, affiliates, officers, directors, agents, employees, consultants, and advisors have provided, and will continue to provide one another with information which may be deemed by the Party providing the information to be non-public, proprietary and/or confidential, including, but not limited to, trade secrets of the disclosing Party. Each Party agrees that it will, and will cause its representatives to, hold any information obtained pursuant to this Article V in accordance with the terms of the Mutual Non-Disclosure Agreement, dated as of October 17, 2024 by and among Buyer and Seller.
Section 5.19   Tax Matters.   The Parties intend that the Merger shall qualify as a “reorganization” within the meaning of Section 368(a) of the Code and that this Agreement constitute a “plan of reorganization” within the meaning of Sections 354 and 361 of the Code. Except as expressly contemplated or permitted by this Agreement, from and after the date of this Agreement, each of Buyer and Seller shall use their respective reasonable best efforts to cause the Merger to qualify as a reorganization within the meaning of Section 368(a) of the Code, and will not take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken which action or failure to act is intended or is reasonably likely to prevent the Merger from qualifying as a reorganization within the meaning of Section 368(a) of the Code. Each of Buyer and Seller shall execute and deliver to Alston & Bird LLP and Jones Walker LLP certificates as to certain factual matters, in form and substance reasonably acceptable to such firms and at such time or times as may be reasonably requested by such firms, including at the time the Registration Statement (or amendment thereto, as applicable) is filed with the SEC and the Effective Time, in connection with each firm’s delivery of its tax opinion pursuant to Section 6.01(f).
Section 5.20   Repayment of Certain Indebtedness.   Prior to the Closing Date, Seller shall repay all borrowings of Seller pursuant to that certain Loan Agreement, dated as of August 20, 2019, as amended, and that certain Second Amended and Restated Revolving Credit Note, dated as of July 20, 2022, in each case by and between Seller and First Horizon Bank, and shall obtain all regulatory non-objections necessary to facilitate such repayment, including in respect of any dividend from Seller Bank to Seller in order to fund such repayment. Seller shall obtain a customary “pay-off” letter from First Horizon Bank and to obtain evidence of release of any liens on Seller’s property associated with such debt, including, without limitation, the termination of that certain Pledge and Security Agreement dated as of August 20, 2019 and release of the pledge of the shares of Seller Bank stock contemplated thereby.
Section 5.21   Corporate Governance.   Prior to the Effective Time, the Board of Directors of Buyer and FirstBank shall take all actions necessary so that one (1) additional individual will be appointed to the Board of Directors of Buyer and FirstBank as of the Effective Time, who shall be mutually agreed upon between Buyer and Seller, subject to Buyer’s customary review, vetting, and approval processes to serve for a full term until the Buyer’s 2026 annual meeting of stockholders, or until his or her successor is duly elected and qualified, or his or her earlier death, resignation or removal. The Nominating and Corporate Governance Committee of the Board of Directors of the Buyer and FirstBank shall cause such director to (a) be nominated for re-election, and to recommend in favor of their election, at the Buyer’s 2026 annual meeting of stockholders, and (b) serve on the Board of Directors of FirstBank at all times that such director is serving on the Board of Directors of Buyer.
Section 5.22   Exemption from Liability under Section 16(b).   Buyer and Seller agree that, in order to most effectively compensate and retain those officers and directors of the Seller subject to the reporting requirements of Section 16(a) of the Exchange Act (the “Seller Insiders”), both prior to and after the Effective Time, it is desirable that Seller Insiders not be subject to a risk of liability under Section 16(b) of the Exchange Act to the fullest extent permitted by applicable Law in connection with the conversion or cancellation of shares of Seller Common Stock and Seller Equity Awards in the Merger, and for that compensatory and retentive purpose agree to the provisions of this Section 5.22. The Board of Directors of Buyer and Seller, or a committee of non-employee directors thereof (as such term is defined for purposes of Rule 16b-3(d) under the Exchange Act), shall prior to the Effective Time take all such steps as may be required to cause (in the case of the Seller) any dispositions of Seller Common Stock or Seller Equity Awards by the Seller Insiders, and (in the case of Buyer) any acquisitions of Buyer Common Stock by any Seller

Insiders who, immediately following the Merger, will be officers or directors of Buyer subject to the reporting requirements of Section 16(a) of the Exchange Act, in each case pursuant to the transactions contemplated by this Agreement, to be exempt from liability pursuant to Rule 16b-3 under the Exchange Act to the fullest extent permitted by applicable Law.
Section 5.23   Subordinated Notes.   Each Party shall, and shall cause and their respective Representatives to, take all actions necessary, appropriate or advisable to facilitate and cause Buyer to assume all issued and outstanding Seller Subordinated Notes, effective as of, and subject to and conditioned upon the occurrence of, the Closing, in accordance with the Seller Subordinated Notes and such other governing instruments and applicable law.
ARTICLE VI
CONDITIONS TO CONSUMMATION OF THE MERGER
Section 6.01   Conditions to Obligations of the Parties to Effect the Merger.   The respective obligations of the Parties to consummate the Merger are subject to the fulfillment or, to the extent permitted by applicable Law, written waiver by the Parties prior to the Closing Date of each of the following conditions:
(a)   Stockholder Vote.   This Agreement and the transactions contemplated hereby, as applicable, shall have received the Requisite Seller Stockholder Approval at the Seller Meeting, and the issuance of shares of Buyer Common Stock in connection with the Merger shall have received the Requisite Buyer Shareholder Approval at the Buyer Meeting.
(b)   Regulatory Approvals; No Burdensome Condition.   (i) All required regulatory Permits or Consents from the Federal Reserve, the FDIC, the TDFI, the ASBD, and any other Governmental Authority, and (ii) any other regulatory Permits or Consents contemplated by Section 5.05 the failure of which to obtain has had or would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect on Buyer and Seller (considered as a consolidated entity), in each case required to consummate the transactions contemplated by this Agreement, including the Mergers, shall have been obtained and shall remain in full force and effect and all statutory waiting periods in respect thereof shall have expired (all such approvals and the expiration of all such waiting periods being referred to as the “Requisite Regulatory Approvals”) and none of the Requisite Regulatory Approvals shall include a Burdensome Condition.
(c)   No Injunctions or Restraints; Illegality.   No Order issued by any court or agency of competent jurisdiction or other legal restraint or prohibition preventing the consummation of any of the transactions contemplated hereby shall be in effect. No statute, rule, regulation, or Order shall have been enacted, entered, promulgated or enforced by any Governmental Authority that prohibits or makes illegal the consummation of any of the transactions contemplated hereby.
(d)   Effective Registration Statement.   The Registration Statement shall have become effective and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been initiated or threatened by the SEC or any other Governmental Authority.
(e)   NYSE Listing.   The shares of Buyer Common Stock to be issued in connection with the transactions contemplated by this Agreement shall be approved for listing.
(f)   Tax Opinions Relating to the Merger.   Buyer and Seller, respectively, shall have received opinions from Alston & Bird LLP and Jones Walker LLP, respectively, each dated as of the Closing Date, in substance and form reasonably satisfactory to Buyer and Seller, respectively, to the effect that, on the basis of the facts, representations and assumptions set forth in such opinions, the Merger will be treated for federal income tax purposes as a “reorganization” within the meaning of Section 368(a) of the Code. In rendering their opinions, Alston & Bird LLP and Jones Walker LLP may require and rely upon representations as to certain factual matters contained in certificates of officers of each of Buyer and Seller (or any Subsidiary thereof) as described in Section 5.19.
Section 6.02   Conditions to Obligations of Seller.   The obligations of Seller to consummate the Merger also are subject to the fulfillment or written waiver by Seller prior to the Closing Date of each of the following conditions:
(a)   Representations and Warranties.   The representations and warranties of Buyer (i) set forth in Section 4.01, Section 4.02 (except for inaccuracies which are de minimis in amount), Section 4.03,

Section 4.05(a), Section 4.08(b), and Section 4.12 shall be true and correct in all respects as of the date of this Agreement and as of the Closing Date with the same effect as though made as of the Closing Date (except to the extent expressly made as of an earlier date, in which case as of such date) and (ii) set forth in this Agreement, other than those sections specifically identified in clause (i) of this Section 6.02(a), shall be true and correct (disregarding all qualifications or limitations as to “materiality”, “Material Adverse Effect” and words of similar import set forth therein) as of the date of this Agreement and as of the Closing Date with the same effect as though made as of the Closing Date (except to the extent expressly made as of an earlier date, in which case as of such date), except, in the case of this clause (ii), where the failure to be true and correct would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to Buyer. Seller shall have received a certificate signed on behalf of Buyer by the Chief Executive Officer or the Chief Financial Officer of Buyer to the foregoing effect.
(b)   Performance of Obligations of Buyer.   Buyer shall have performed and complied with all of its obligations under this Agreement in all material respects at or prior to the Closing Date, and Seller shall have received a certificate, dated the Closing Date, signed on behalf of Buyer by its Chief Executive Officer and the Chief Financial Officer to such effect.
(c)   No Material Adverse Effect.   Since the date of this Agreement (i) no change or event has occurred which has resulted in Buyer or FirstBank being subject to a Material Adverse Effect and (ii) no condition, event, fact, circumstance or other occurrence has occurred that may reasonably be expected to have or result in such parties being subject to a Material Adverse Effect.
Section 6.03   Conditions to Obligations of Buyer.   The obligations of Buyer to consummate the Merger also are subject to the fulfillment or written waiver by Buyer prior to the Closing Date of each of the following conditions:
(a)   Representations and Warranties.   The representations and warranties of Seller (i) set forth in Section 3.01, Section 3.02 (except for inaccuracies which are de minimis in amount), Section 3.03, Section 3.05, Section 3.06, Section 3.09, Section 3.14 and Section 3.34 shall be true and correct in all respects as of the date of this Agreement and as of the Closing Date as though made as of the Closing Date, and (ii) set forth in this Agreement, other than those sections specifically identified in clauses (i) of this Section 6.03(a), shall be true and correct (disregarding all qualifications or limitations as to “materiality”, “Material Adverse Effect” and words of similar import set forth therein) as of the date of this Agreement and as of the Closing Date with the same effect as though made as of the Closing Date (except to the extent expressly made as of an earlier date, in which case as of such date), except, in the case of this clause (ii), where the failure to be true and correct would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to Seller. Buyer shall have received a certificate signed on behalf of Seller by the Chief Executive Officer or the Chief Financial Officer of Seller to the foregoing effect.
(b)   Performance of Obligations of Seller.   Seller shall have performed and complied with all of its obligations under this Agreement in all material respects at or prior to the Closing Date, and Buyer shall have received a certificate, dated the Closing Date, signed on behalf of Seller by Seller’s Chief Executive Officer and Chief Financial Officer, to such effect.
(c)   No Material Adverse Effect.   Since the date of this Agreement (i) no change or event has occurred which has resulted in Seller or any of its Subsidiaries being subject to a Material Adverse Effect, and (ii) no condition, event, fact, circumstance or other occurrence has occurred that may reasonably be expected to have or result in such parties being subject to a Material Adverse Effect.
(d)   [Intentionally Omitted].
(e)   [Intentionally Omitted].
(f)   Consents and Approvals.   Seller shall have received, in form and substance satisfactory to Buyer, all Consents and other assurances from all non-governmental third parties which are required to be obtained under the terms of any contract, agreement or instrument to which Seller or any of its Subsidiaries is a party or by which any of their respective properties is bound in order to prevent the consummation of the transactions contemplated by this Agreement from constituting a default under such contract, agreement or instrument or creating any lien, claim or charge upon any of the assets of Seller or any of its Subsidiaries.

(g)   Certification of Non-Foreign Status.   Buyer shall have received from Seller, under penalties of perjury, (i) a notice to the IRS conforming to the requirements of Regulations Section 1.897-2(h) executed by Seller and (ii) a certificate stating that Seller is not and has not been a United States real property holding corporation, pursuant to Regulations Section 1.1445-2(c)(3) and in form and in substance required under Regulations Section 1.897-2(h), dated as of the Closing Date, and as reasonably acceptable to Buyer.
Section 6.04   Frustration of Closing Conditions.   Neither Buyer nor Seller may rely on the failure of any condition set forth in Section 6.01, Section 6.02 or Section 6.03, as the case may be, to be satisfied if such failure was caused by such Party’s failure to use its reasonable best efforts to consummate any of the transactions contemplated hereby, as required by and subject to Section 5.02.
ARTICLE VII
TERMINATION
Section 7.01   Termination.   This Agreement may be terminated, and the transactions contemplated hereby may be abandoned:
(a)   Mutual Consent.   At any time prior to the Effective Time, by the mutual consent, in writing, of Buyer and Seller if the board of directors of Buyer and the board of directors of Seller each so determines by vote of a majority of the members of its entire board.
(b)   No Regulatory Approval.   By Buyer or Seller, if either of their respective boards of directors so determines by a vote of a majority of the members of its entire board, in the event any Requisite Regulatory Approval required for consummation of the transactions contemplated by this Agreement shall have been denied by final, non-appealable action by such Governmental Authority or an application therefor shall have been permanently withdrawn at the request of a Governmental Authority unless the failure to obtain the Requisite Regulatory Approval is due to the failure of the Party seeking to terminate this Agreement to perform or observe the obligations, covenants and agreements of such Party set forth herein.
(c)   No Stockholder Approval.   By either Buyer or Seller if (i) if the Requisite Seller Vote shall not have been obtained at the Seller Meeting duly convened therefor or at any adjournment or postponement thereof, or (ii) if the Requisite Buyer Vote shall not have been obtained at the Buyer Meeting duly convened therefor or at any adjournment or postponement thereof; provided, that no Party may terminate this Agreement pursuant to this Section 7.01(c) if such Party has breached in any material respect any of its obligations under this Agreement, in each case in a manner that caused the failure to obtain the Requisite Seller Vote at the Seller Meeting, or at any adjournment or postponement thereof, or the Requisite Buyer Vote at the Buyer Meeting, or at any adjournment or postponement thereof, as applicable;.
(d)   Breach of Representations and Warranties.   By action of either the board of directors of Buyer or the board of directors of Seller (provided, that the terminating Party is not then in material breach of any representation, warranty, covenant or other agreement contained herein) if there shall have been a material breach of any of the covenants or agreements or any of the representations or warranties (or any such representation or warranty shall cease to be true) set forth in this Agreement on the part of Seller, in the case of a termination by Buyer, or Buyer, in the case of a termination by Seller, which breach or failure to be true, either individually or in the aggregate with all other breaches by such Party (or failures of such representations or warranties to be true), would constitute, if occurring or continuing on the Closing Date, the failure of a condition set forth in Section 6.02, in the case of a termination by Seller, or Section 6.03, in the case of a termination by Buyer, and which is not cured by the earlier of the (i) two Business Days prior to the Expiration Date or (ii) 30 days following written notice to the Seller, in the case of a termination by Buyer, or to Buyer, in the case of a termination by the Seller, or by its nature or timing cannot be cured during such period.
(e)   Delay.   By either Buyer or Seller if the Merger shall not have been consummated on or before December 31, 2025, provided, however, that such date will be automatically extended to March 31, 2026, if the only outstanding condition to Closing under Article VI is the receipt of all Requisite Regulatory Approvals under Section 6.01(b) (the “Expiration Date”), unless the failure of the Closing to occur by such date shall be due to a material breach of this Agreement by the Party seeking to terminate this Agreement.

(f)   Seller’s Failure to Recommend; Etc.   By Buyer if (i) there shall have been a material breach of Section 5.03 or Section 5.08 by Seller, or (ii) the board of directors of Seller takes an Adverse Seller Recommendation Action.
(g)   Superior Proposal.   By Seller at any time before obtaining the Requisite Seller Stockholder Approval if the board of directors of Seller authorizes Seller, in compliance with the terms of this Agreement, to enter into a binding definitive agreement in respect of a Superior Proposal with a third party, provided, that Seller shall simultaneously pay any amounts due pursuant to Section 7.02 in accordance with the terms, and at the times, specified therein.
(h)   Buyer’s Failure to Recommend; Etc.   By Seller if (i) there shall have been a material breach of Section 5.03 or Section 5.08 by Buyer, or (ii) the board of directors of Buyer takes an Adverse Buyer Recommendation Action.
Section 7.02   Termination Fee.
(a)   In recognition of the efforts, expenses and other opportunities foregone by Buyer while structuring and pursuing the Merger, Seller shall pay to Buyer the Termination Fee by wire transfer of immediately available funds to an account specified by Buyer in the event of any of the following:
(i)   if Seller terminates this Agreement pursuant to Section 7.01(g), then Seller shall pay the Termination Fee to Buyer simultaneously with Seller’s provision of a termination notice to Buyer;
(ii)   if Buyer terminates this Agreement pursuant to Section 7.01(f), then Seller shall pay Buyer the Termination Fee within one Business Day after receipt of Buyer’s notification of such termination.
(iii)   if,
(1)   after the date of this Agreement and prior to the termination of this Agreement, an Acquisition Proposal shall have been made known to senior management of Seller or has been made directly to its stockholders generally or any Person shall have publicly announced (and not withdrawn) an Acquisition Proposal with respect to Seller; and
(2)   thereafter this Agreement is terminated:
(A)   by either Buyer or Seller pursuant to Section 7.01(c) because the Requisite Seller Stockholder Approval shall not have been obtained (and all other conditions in Section 6.01 and Section 6.02 are satisfied or were capable of being satisfied or waived by the terminating Party prior to such termination);
(B)   by Buyer pursuant to Section 7.01(d) as a result of a willful breach by Seller; or
(C)   by Buyer or Seller pursuant to Section 7.01(e); and
(3)   prior to the date that is twelve months after the date of such termination, Seller enters into any agreement or consummates a transaction with respect to an Acquisition Proposal (whether or not the same Acquisition Proposal as that referred to above and provided, that for purposes of this Section 7.02(a)(iii), all references in the definition of Acquisition Proposal to “20%” shall instead refer to “50%”), then Seller shall, on the earlier of the date it enters into such agreement and the date of consummation of such transaction, pay Buyer the Termination Fee.
(b)   In the event that this Agreement is terminated by Seller pursuant to Section 7.01(h), then Buyer shall pay the Company, by wire transfer of same day funds, the Termination Fee no later than one Business Day after such termination.
(c)   Seller and Buyer each agree that the agreements contained in this Section 7.02 are an integral part of the transactions contemplated by this Agreement, and that, without these agreements, the Parties would not enter into this Agreement; accordingly, if any Party fails promptly to pay any amounts due under this Section 7.02, it shall pay interest on such amounts from the date payment of such amounts were due to the date of actual payment at the rate of interest equal to the sum of (i) the rate of interest published from time to time in The Wall Street Journal, Eastern Edition (or any successor publication thereto), designated therein as the prime rate on the date such payment was due, plus (ii) 200 basis points, together with the costs and expenses of the other Party (including reasonable legal fees and expenses) in connection with such suit.
(d)   Notwithstanding anything to the contrary set forth in this Agreement, the Parties agree that if a Party pays or causes to be paid a Termination Fee in accordance with Section 7.02, such Party (or any successor in interest of such Party) will not have any further obligations or liabilities to the other Party with respect to this Agreement or the transactions contemplated by this Agreement, and no Party shall be required to pay the Termination Fee on more than one occasion.
Section 7.03   Effect of Termination.   In the event of termination of this Agreement by either Buyer or Seller as provided in Section 7.01, this Agreement shall forthwith become void and have no effect, and none of Seller, Buyer, any of their respective Subsidiaries or any of the officers or directors of any of them shall have any liability of any nature whatsoever hereunder, or in connection with the transactions contemplated hereby, except that (1) Section 5.18, Section 7.02, this Section 7.03 and Article 9 shall survive any termination, and (2) termination of this Agreement will not relieve a breaching Party from liability for any breach of any covenant, agreement, representation or warranty of this Agreement (a) giving rise to such termination and (b) resulting from fraud or any willful and material breach.
ARTICLE VIII
DEFINITIONS
Section 8.01   Definitions.   The following terms are used in this Agreement with the meanings set forth below:
“ABCL” has the meaning set forth in Section 1.01.
“Acquisition Proposal” has the meaning set forth in Section 5.08(a).
“Adverse Seller Recommendation Action” has the meaning set forth in Section 5.08(d).
“Adverse Buyer Recommendation Action” has the meaning set forth in Section 5.08(g).
“Affiliate” means, with respect to any Person, any other Person controlling, controlled by or under common control with such Person. As used in this definition, “control” (including, with its correlative meanings, “controlled by” and “under common control with”) means the possession, directly or indirectly, of power to direct or cause the direction of the management and policies of a Person whether through the ownership of voting securities, by contract or otherwise.
“Agreement” has the meaning set forth in the preamble to this Agreement.
“Articles of Merger” has the meaning set forth in Section 1.05(a).
“ASBD” has the meaning set forth in Section 3.01(b).
“ASTM” has the meaning set forth in Section 5.01(b)(xxiii).
“ASC 320” means GAAP Accounting Standards Codification Topic 320.
“Assets” of a Person means all of the assets, properties, deposits, businesses and rights of such Person of every kind, nature, character and description, whether real, personal or mixed, tangible or intangible, accrued or contingent, or otherwise relating to or utilized in such Person’s business, directly or indirectly, in whole or in part, whether or not carried on the Books and Records of such Person, and whether or not owned in the name of such Person or any Affiliate of such Person and wherever located.
“Associate” when used to indicate a relationship with any Person means (1) any corporation or organization (other than Seller or any of its Subsidiaries) of which such Person is an officer or partner or is, directly or indirectly, the beneficial owner of 10% or more of any class of equity securities, (2) any trust or other estate in which such Person has a substantial beneficial interest or serves as trustee or in a similar fiduciary capacity, or (3) any relative or family member of such Person.
“Bank Merger” has the meaning set forth in Section 1.03.

“Bank Plan of Merger” has the meaning set forth in Section 1.03.
“Bank Secrecy Act” means the Bank Secrecy Act of 1970, as amended.
“BHC Act” means the Bank Holding Company Act of 1956, as amended.
“BOLI” has the meaning set forth in Section 3.32(b).
“Book-Entry Shares” means any non-certificated share held by book entry in Seller’s stock transfer book, which immediately prior to the Effective Time represents an outstanding share of Seller Common Stock.
“Books and Records” means all files, ledgers and correspondence, all manuals, reports, texts, notes, memoranda, invoices, receipts, accounts, accounting records and books, financial statements and financial working papers and all other records and documents of any nature or kind whatsoever, including those recorded, stored, maintained, operated, held or otherwise wholly or partly dependent on discs, tapes and other means of storage, including any electronic, magnetic, mechanical, photographic or optical process, whether computerized or not, and all software, passwords and other information and means of or for access thereto, belonging to any specified Person or relating to the business.
“Burdensome Condition” has the meaning set forth in Section 5.05(a).
“Business Day” means Monday through Friday of each week, except a legal holiday recognized as such by the U.S. government or any day on which banking institutions in the State of Tennessee are authorized or obligated to close.
“Buyer” has the meaning set forth in the preamble to this Agreement.
“Buyer Average Stock Price” means the average closing price of the Buyer Common Stock as reported on the NYSE for the 10 consecutive Trading Days ending on the Trading Day immediately prior to the Determination Date.
“Buyer Common Stock” means the common stock, $1.00 par value per share, of Buyer.
“Buyer Disclosure Schedule” means the Disclosure Schedule prepared by Buyer and delivered to Seller.
“Buyer Financial Statements” means (a) the consolidated balance sheets (including related notes and schedules, if any) of Buyer as of December 31, 2024, 2023 and 2022, and the related consolidated statements of income, comprehensive income, changes in stockholders’ equity, and cash flows (including related notes and schedules, if any) for each of the three fiscal years ended December 31, 2024, 2023 and 2022, as filed by Buyer in Buyer’s SEC Reports, and (b) the consolidated balances sheets of Seller (including related notes and schedules, if any) and related consolidated statements of income, comprehensive income, changes in stockholders’ equity, and cash flows (including related notes and schedules, if any) included in Buyer’s SEC Reports filed with respect to periods ended subsequent to December 31, 2024.
“Buyer Regulatory Agreement” has the meaning set forth in Section 4.11.
“Buyer Meeting” has the meaning set forth in Section 5.03(b).
“Buyer Recommendation” has the meaning set forth in Section 5.03(f).
“Buyer Voting Agreement” or “Buyer Voting Agreements” have the meaning set forth in the Recitals to this Agreement.
“Call Reports” mean Consolidated Reports of Condition and Income (FFIEC Form 041) or any successor form of the Federal Financial Institutions Examination Council of Seller or Seller Bank or Buyer or FirstBank, as the case may be.
“Certificate” means any outstanding certificate, which immediately prior to the Effective Time, represents an outstanding share of Seller Common Stock.
“Claim” has the meaning set forth in Section 5.09(a).

“Closing” and “Closing Date” have the meanings set forth in Section 1.05(b).
“Code” has the meaning set forth in the Recitals to this Agreement.
“Community Reinvestment Act” means the Community Reinvestment Act of 1977, as amended.
“Consent” means any consent, approval, authorization, clearance, exemption, waiver, non-objection, or similar affirmation by any Person pursuant to any Contract, Law, Order, or Permit.
“Contract” means any written or oral agreement, arrangement, authorization, commitment, contract, indenture, instrument, lease, license, mortgage, obligation, plan, practice, restriction, understanding, or undertaking of any kind or character, or other document to which any Person is a party or that is binding on any Person or its capital stock, Assets or business.
“Controlled Group Members” means any of Seller’s related organizations described in Code Sections 414.
“Covered Employees” has the meaning set forth in Section 5.10(a).
“D&O Insurance” has the meaning set forth in Section 5.09(c).
“Derivative Transaction” means any swap transaction, option, warrant, forward purchase or sale transaction, futures transaction, cap transaction, floor transaction or collar transaction relating to one or more currencies, commodities, bonds, equity securities, loans, interest rates, catastrophe events, weather-related events, credit-related events or conditions or any indexes, or any other similar transaction (including any option with respect to any of these transactions) or combination of any of these transactions, including collateralized mortgage obligations or other similar instruments or any debt or equity instruments evidencing or embedding any such types of transactions, and any related credit support, collateral or other similar arrangements related to any such transaction or transactions.
“Determination Date” means the date that is five (5) days prior to the Closing Date.
“Disclosure Schedule” of a Party means a memorandum delivered by such Party to the other Party prior to execution of this Agreement, setting forth, among other things, items the disclosure in response to an express disclosure requirement contained in a provision hereof or as an exception to one or more representations or warranties contained in Article III and Article IV or to one or more of its covenants contained in this Agreement.
“Dodd-Frank Act” means the Dodd-Frank Wall Street Reform and Consumer Protection Act.
“Effective Time” has the meaning set forth in Section 1.05(a).
“Enforceability Exception” has the meaning set forth in Section 3.05.
“Environmental Law” means any federal, state or local Law, regulation, order, decree, Permit, authorization, opinion or agency requirement relating to: (a) pollution, the protection or restoration of the indoor or outdoor environment, human health and safety, or natural resources, (b) the handling, use, presence, disposal, release or threatened release of any Hazardous Substance, or (c) any injury or threat of injury to persons or property in connection with any Hazardous Substance. The term Environmental Law includes, but is not limited to, the following statutes, as amended, any successor thereto, and any regulations promulgated pursuant thereto, and any state or local statutes, ordinances, rules, regulations and the like addressing similar issues: (a) Comprehensive Environmental Response, Compensation and Liability Act, as amended by the Superfund Amendments and Reauthorization Act of 1986, as amended, 42 U.S.C. § 9601 et seq.; (b) the Resource Conservation and Recovery Act, as amended, 42 U.S.C. § 6901, et seq.; (c) the Clean Air Act, as amended, 42 U.S.C. § 7401, et seq.; (d) the Federal Water Pollution Control Act, as amended, 33 U.S.C. § 1251, et seq.; (e) the Toxic Substances Control Act, as amended, 15 U.S.C. § 2601, et seq.; (f) the Emergency Planning and Community Right to Know Act, 42 U.S.C. § 1101, et seq.; (g) the Safe Drinking Water Act; 42 U.S.C. § 300f, et seq.; (h) the Occupational Safety and Health Act, 29 U.S.C. § 651, et seq.; and (i) common Law that may impose liability (including without limitation strict liability) or obligations for injuries or damages due to the presence of or exposure to any Hazardous Substance.

“Equal Credit Opportunity Act” means the Equal Credit Opportunity Act, as amended.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.
“ERISA Affiliates” has the meaning set forth in Section 3.15(a).
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
“Exchange Agent” means such exchange agent as may be designated by Buyer (which shall be Buyer’s transfer agent), and reasonably acceptable to Seller, to act as agent for purposes of conducting the exchange procedures described in Article II.
“Exchange Fund” has the meaning set forth in Section 2.07(a).
“Exchange Ratio” has the meaning set forth in Section 2.01(d).
“Expiration Date” has the meaning set forth in Section 7.01(e).
“Fair Credit Reporting Act” means the Fair Credit Reporting Act, as amended.
“Fair Housing Act” means the Fair Housing Act, as amended.
“FDIA” has the meaning set forth in Section 3.27.
“FDIC” means the Federal Deposit Insurance Corporation.
“Federal Reserve” means the Board of Governors of the Federal Reserve System or a Federal Reserve Bank acting under the appropriately delegated authority thereof, as applicable.
“FFIEC” means the Federal Financial Institutions Examination Council.
“FirstBank” has the meaning set forth in the Recitals to this Agreement.
“GAAP” means generally accepted accounting principles in the United States of America, applied consistently with past practice, including with respect to quantity and frequency.
“Governmental Authority” means any U.S. or foreign federal, state or local governmental commission, board, body, bureau or other regulatory authority or agency, including, without limitation, courts and other judicial bodies, bank regulators, insurance regulators, applicable state securities authorities, the SEC, the IRS or any self-regulatory body or authority, including any instrumentality or entity designed to act for or on behalf of the foregoing.
“Hazardous Substance” means any and all substances (whether solid, liquid or gas) defined, listed, or otherwise regulated as pollutants, hazardous wastes, hazardous substances, hazardous materials, extremely hazardous wastes, flammable or explosive materials, radioactive materials or words of similar meaning or regulatory effect under any present or future Environmental Law or that may have a negative impact on human health or the environment, including, but not limited to, petroleum and petroleum products, asbestos and asbestos-containing materials, polychlorinated biphenyls, lead, radon, radioactive materials, flammables and explosives, mold, mycotoxins, microbial matter and airborne pathogens (naturally occurring or otherwise). Hazardous Substance does not include substances of kinds and in amounts ordinarily and customarily used or stored for the purposes of cleaning or other maintenance or operations.
“Holder” means the holder of record of shares of Seller Common Stock.
“Home Mortgage Disclosure Act” means Home Mortgage Disclosure Act of 1975, as amended.
“Indemnified Party” has the meanings set forth in Section 5.09(a).
“Informational Systems Conversion” has the meaning set forth in Section 5.12.
“Insurance Policies” has the meaning set forth in Section 3.32(a).

“Intellectual Property” means (a) trademarks, service marks, trade names, Internet domain names, designs, logos, slogans, and general intangibles of like nature, together with all goodwill, registrations and applications related to the foregoing; (b) patents and industrial designs (including any continuations, divisionals, continuations-in-part, renewals, reissues, and applications for any of the foregoing); (c) copyrights (including any registrations and applications for any of the foregoing); (d) Software (excluding off-the-shelf Software); and (e) technology, trade secrets and other confidential information, know-how, proprietary processes, formulae, algorithms, models, and methodologies.
“IRS” means the United States Internal Revenue Service.
“Knowledge” means, with respect to Seller, the actual knowledge, of the Persons set forth in Seller Disclosure Schedule 8.01, after due inquiry of their direct subordinates who would be likely to have knowledge of such matter, and with respect to Buyer, the actual knowledge of the Persons set forth in Buyer Disclosure Schedule 8.01, after due inquiry of their direct subordinates who would be likely to have knowledge of such matter.
“Law” means any federal, state, local or foreign Law, statute, ordinance, rule, regulation, judgment, Order, injunction, decree, arbitration award, agency requirement, license or Permit of any Governmental Authority that is applicable to the referenced Person.
“Leases” has the meaning set forth in Section 3.30(b).
“Letter of Transmittal” has the meaning set forth in Section 2.06.
“Liens” means any charge, mortgage, pledge, security interest, restriction, claim, lien or encumbrance, conditional and installment sale agreement, charge, claim, option, rights of first refusal, encumbrances, or security interest of any kind or nature whatsoever (including any limitation on voting, sale, transfer or other disposition or exercise of any other attribute of ownership).
“Loans” means all loans, loan agreements, notes, or borrowing arrangements and other extensions of credit (including, without limitation, leases, credit enhancements, commitments, guarantees, and interest-bearing assets) to which Seller or any of its Subsidiaries is a creditor.
“Material Adverse Effect” with respect to any Party means (i) any change, development or effect that individually or in the aggregate is, or is reasonably likely to be, material and adverse to the condition (financial or otherwise), results of operations, liquidity, assets, or deposit liabilities, properties, or business of such Party and its Subsidiaries, taken as a whole, or (ii) any change, development or effect that individually or in the aggregate would, or would be reasonably likely to, materially impair the ability of such Party to perform its obligations under this Agreement or otherwise materially impairs, or is reasonably likely to materially impair, the ability of such Party to consummate the Merger and the transactions contemplated hereby; provided, however, that, in the case of clause (i) only, a Material Adverse Effect shall not be deemed to include the impact of (A) changes after the date of this Agreement in banking and similar Laws of general applicability or interpretations thereof by Governmental Authorities (except to the extent that such change disproportionately adversely affects Seller and its Subsidiaries or Buyer and its Subsidiaries, as the case may be, compared to other companies of similar size operating in the same industry in which Seller and Buyer operate, in which case only the disproportionate effect will be taken into account), (B) changes after the date of this Agreement in GAAP or regulatory accounting requirements applicable to banks or bank holding companies generally (except to the extent that such change disproportionately adversely affects Seller and its Subsidiaries or Buyer and its Subsidiaries, as the case may be, compared to other companies of similar size operating in the same industry in which Seller and Buyer operate, in which case only the disproportionate effect will be taken into account), (C) changes after the date of this Agreement in global, national, or regional political conditions (including the outbreak of war or acts of terrorism) or in economic or market (including equity, credit and debt markets, as well as changes in interest rates) conditions affecting the financial services industry generally (except to the extent that such change disproportionately adversely affects Seller and its Subsidiaries or Buyer and its Subsidiaries, as the case may be, compared to other companies of similar size operating in the same industry in which Seller and Buyer operate, in which case only the disproportionate effect will be taken into account), (D) public disclosure of the transactions contemplated hereby or actions expressly required by this Agreement or actions or omissions that are taken with the prior written consent of the other Party, or as otherwise expressly permitted or contemplated by this Agreement, (E) any failure by

Seller or Buyer to meet any internal or published industry analyst projections or forecasts or estimates of revenues or earnings for any period (it being understood and agreed that the facts and circumstances giving rise to such failure that are not otherwise excluded from the definition of Material Adverse Effect may be taken into account in determining whether there has been a Material Adverse Effect), and (F) a decline in the trading price or trading volume of a Party’s common stock (it being understood that the underlying cause of such decline may be taken into account in determining whether a Material Adverse Effect has occurred).
“Maximum D&O Tail Premium” has the meaning set forth in Section 5.09(c).
“Merger” has the meaning set forth in the Recitals to this Agreement.
“Merger Consideration” has the meaning set forth in Section 2.01(d).
“National Labor Relations Act” means the National Labor Relations Act, as amended.
“Notice of Superior Proposal” has the meaning set forth in Section 5.08(e).
“NYSE” means the New York Stock Exchange.
“Order” means any administrative decision or award, decree, injunction, judgment, order, consent decree, quasi-judicial decision or award, ruling, or writ of any federal, state, local or foreign or other court, arbitrator, mediator, tribunal, administrative agency, or Regulatory Authority.
“Ordinary Course of Business” means the ordinary, usual and customary course of business of a Party and its Subsidiaries consistent with past practice, including with respect to frequency and amount.
“OREO” has the meaning set forth in Section 3.22(b).
“Party” or “Parties” have the meaning set forth in the preamble to this Agreement.
“Permit” means any federal, state, local, or foreign governmental approval, authorization, certificate, easement, filing, franchise, license, notice, permit, or right to which any Person is a party or that is or may be binding upon or inure to the benefit of any Person or its securities, Assets, or business.
“Per Share Cash Equivalent Consideration” means the product of the Buyer Average Stock Price multiplied by the Exchange Ratio.
“Person” means any individual, bank, corporation, partnership, association, joint-stock company, business trust, limited liability company, unincorporated organization or other organization or firm of any kind or nature.
“Phase I” has the meaning set forth in Section 5.01(b)(xxiii).
“Plan of Merger” has the meaning set forth in Section 1.05(a).
“Previously Disclosed” by a Party means information set forth in its Disclosure Schedule or, if applicable, information set forth in its SEC Reports that were filed after January 1, 2022, but prior to the date hereof (but disregarding risk factor disclosures contained under the heading “Risk Factors” or disclosures of risk factors set forth in any “forward-looking statements” disclaimer or other statements that are similarly non-specific or cautionary, predictive or forward-looking in nature).
“Proxy Statement-Prospectus” means the proxy statement and prospectus and other proxy solicitation materials of Buyer and Seller relating to (i) the Seller Meeting, (ii) the Buyer Meeting, and (iii) the registration of the shares of Buyer Common Stock to be issued in connection with the Merger.
“Registration Statement” means the Registration Statement on Form S-4 to be filed with the SEC by Buyer in connection with the issuance of shares of Buyer Common Stock in the Merger (including the Proxy Statement-Prospectus constituting a part thereof).
“Regulations” means the final and temporary regulations promulgated under the Code by the United States Department of the Treasury.
“Requesting Party” has the meaning set forth in Section 1.06.

“Requisite Buyer Shareholder Approval” means approval of the issuance of shares of Buyer Common Stock in connection with the Merger by a vote (in person or by proxy) of the majority of the votes cast at the Seller Meeting.
“Requisite Regulatory Approvals” has the meaning set forth in Section 6.01(b).
“Requisite Seller Stockholder Approval” means approval of this Agreement by a vote (in person or by proxy) of the majority of the outstanding shares of Seller Common Stock entitled to vote thereon at the Seller Meeting.
“Rights” means, with respect to any Person, warrants, options, rights, convertible securities and other arrangements or commitments which obligate the Person to issue or dispose of any of its capital stock or other ownership interests.
“Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002, as amended.
“SEC” means the Securities and Exchange Commission.
“SEC Reports” means all forms, proxy statements, registration statements, reports, schedules, and other documents filed, together with any amendments thereto, by Buyer or any of its Subsidiaries with the SEC on or after January 1, 2023, or by any Seller Entities with the SEC on or after January 1, 2023, as applicable.
“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
“Securities Laws” means the Securities Act, the Exchange Act, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Trust Indenture Act of 1939, and the rules and regulations of any Governmental Authority promulgated thereunder.
“Seller” has the meaning set forth in the preamble to this Agreement.
“Seller 401(a) Plan” has the meaning set forth in Section 3.15(c).
“Seller Bank” has the meaning set forth in the Recitals to this Agreement.
“Seller Benefit Plans” has the meaning set forth in Section 3.15(a).
“Seller Cancelled Shares” has the meaning set forth in Section 2.01(b).
“Seller Common Stock” means the common stock, $5.00 par value per share, of Seller.
“Seller Disclosure Schedule” means the Disclosure Schedule prepared by Seller and delivered to Buyer.
“Seller DRIP” means the Seller’s Dividend Reinvestment and Common Stock Purchase Plan.
“Seller Employees” has the meaning set forth in Section 3.15(a).
“Seller Equity Award” has the meaning set forth in Section 2.04(c).
“Seller Expenses” has the meaning set forth in Section 5.17.
“Seller Financial Statements” means (a) the consolidated balance sheets (including related notes and schedules, if any) of Seller as of December 31, 2024, 2023 and 2022, and the related consolidated statements of income, comprehensive income, changes in stockholders’ equity, and cash flows (including related notes and schedules, if any) for each of the three fiscal years ended December 31, 2024, 2023 and 2022, as filed by Seller in the Buyer Reports, and (b) the consolidated balances sheets of Seller (including related notes and schedules, if any) and related consolidated statements of income, comprehensive income, changes in stockholders’ equity, and cash flows (including related notes and schedules, if any) included in the Seller Reports filed with respect to periods ended subsequent to December 31, 2024.
“Seller Insiders” has the meaning set forth in Section 5.22.
“Seller Intellectual Property” means the Intellectual Property used in or held for use in the conduct of the business of Seller and its Subsidiaries.

“Seller Investment Securities” means the investment securities of Seller and its Subsidiaries.
“Seller Loan” has the meaning set forth in Section 3.22(c).
“Seller Material Contract” has the meaning set forth in Section 3.12(a).
“Seller Meeting” has the meaning set forth in Section 5.03(a).
“Seller Recommendation” has the meaning set forth in Section 5.03(e).
“Seller Regulatory Agreement” has the meaning set forth in Section 3.13.
“Seller Representatives” has the meaning set forth in Section 5.08(a).
“Seller Restricted Stock Award” has the meaning set forth in Section 2.04(b).
“Seller RSU Award” has the meaning set forth in Section 2.04(c).
“Seller Stock Option” has the meaning set forth in Section 2.04(a).
“Seller Stock Plans” means the existing stock option and other stock-based compensation plan of Seller designated as the 2017 Incentive Stock Compensation Plan.
“Seller Subordinated Notes” means Seller’s 3.50% Fixed-to-Floating Rate Subordinated notes due 2032, 7.0% Fixed-to-Floating Rate Subordinated notes due 2032 and the 3.50% Fixed-to-Floating Rate Subordinated notes due 2031 acquired by Seller as a result of its acquisition of Century Bank of Georgia.
“Seller Subsequent Determination” has the meaning set forth in Section 5.08(e).
“Seller Voting Agreement” or “Seller Voting Agreements” have the meaning set forth in the Recitals to this Agreement.
“Software” means computer programs, whether in source code or object code form (including any and all software implementation of algorithms, models and methodologies), databases and compilations (including any and all data and collections of data), and all documentation (including user manuals and training materials) related to the foregoing.
“Subsidiary” means, with respect to any Party, any corporation or other entity of which a majority of the capital stock or other ownership interest having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by such Party. Any reference in this Agreement to a Subsidiary of Seller means, unless the context otherwise requires, any current or former Subsidiary of Seller.
“Superior Proposal” has the meaning set forth in Section 5.08(a).
“Surviving Bank” has the meaning set forth in Section 1.03.
“Surviving Entity” has the meaning set forth in the Recitals to this Agreement.
“Tax” and “Taxes” mean all federal, state, local or foreign income, gross income, gains, gross receipts, sales, use, ad valorem, goods and services, capital, production, transfer, franchise, windfall profits, license, withholding, payroll, employment, disability, employer health, excise, estimated, severance, stamp, occupation, property, environmental, custom duties, unemployment, escheat, unclaimed property or other taxes of any kind whatsoever, together with any interest, additions or penalties thereto and any interest in respect of such interest and penalties.
“Tax Returns” means any return, amended return, declaration or other report (including but not limited to elections, declarations, schedules, estimates and information returns) required to be filed with any Governmental Authority with respect to any Taxes.
“TBCA” has the meaning set forth in Section 1.01.
“TDFI” has the meaning set forth in Section 4.01(b).

“Termination Fee” means $15,000,000.
“The date hereof” or “the date of this Agreement” means the date first set forth above in the preamble to this Agreement.
“Trading Day” means any day on which the NYSE is open for trading; provided that a “Trading Day” only includes those days that have a scheduled closing time of 4:00 p.m. (Eastern Time).
“Truth in Lending Act” means the Truth in Lending Act of 1968, as amended.
“USA PATRIOT Act” means the USA PATRIOT Act of 2001, Public Law 107-56, and the regulations promulgated thereunder.
ARTICLE IX
MISCELLANEOUS
Section 9.01   Survival.   Other than this Section 9.01 and any other agreements or covenants contained herein that by their express terms are to be performed after the Effective Time, including, without limitation, Section 5.09, no representations, warranties, agreements or covenants contained in this Agreement shall survive the Effective Time.
Section 9.02   Waiver; Amendment.   Prior to the Effective Time and to the extent permitted by applicable Law, any provision of this Agreement may be (a) waived by the Party benefited by the provision, provided such waiver is in writing and signed by such Party, or (b) amended or modified at any time, by an agreement in writing among the Parties executed in the same manner as this Agreement, except that after the Seller Meeting and Buyer Meeting no amendment shall be made which by Law requires further approval by the shareholders of Seller or Buyer, as applicable, without obtaining such approval. The waiver by any Party of a breach of any provision of this Agreement shall not operate or be construed as a further or continuing waiver of such breach or as a waiver of any other or subsequent breach.
Section 9.03   Governing Law; Jurisdiction; Waiver of Right to Trial by Jury.
(a)   This Agreement shall be governed by, and interpreted and enforced in accordance with, the internal, substantive laws of the State of Tennessee, without regard for conflict of law provisions.
(b)   Each Party agrees that it will bring any action or proceeding in respect of any claim arising out of or related to this Agreement or the transactions contemplated hereby exclusively in any federal or state court of competent jurisdiction located in the State of Tennessee (the “Tennessee Courts”), and, solely in connection with claims arising under this Agreement or the transactions that are the subject of this Agreement, (i) irrevocably submits to the exclusive jurisdiction of the Tennessee Courts, (ii) waives any objection to laying venue in any such action or proceeding in the Tennessee Courts, (iii) waives any objection that the Tennessee Courts are an inconvenient forum or do not have jurisdiction over any Party and (iv) agrees that service of process upon such Party in any such action or proceeding will be effective if notice is given in accordance with Section 9.05.
(c)   Each Party acknowledges and agrees that any controversy which may arise under this Agreement is likely to involve complicated and difficult issues, and therefore each such Party hereby irrevocably and unconditionally waives any right such Party may have to a trial by jury in respect of any litigation directly or indirectly arising out of or relating to this Agreement, or the transactions contemplated by this Agreement. Each Party certifies and acknowledges that (i) no representative, agent, or attorney of any other Party has represented, expressly or otherwise, that such other Party would not, in the event of litigation, seek to enforce the foregoing waiver, (ii) each Party understands and has considered the implications of this waiver, (iii) each Party makes this waiver voluntarily, and (iv) each Party has been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this Section 9.03.
Section 9.04   Expenses.   Except as otherwise provided in Section 5.12 and Section 7.02, each Party will bear all expenses incurred by it in connection with this Agreement and the transactions contemplated hereby, including fees and expenses of its own financial consultants, accountants and counsel; provided, Buyer shall pay all filing fees associated with the filing of the Proxy Statement-Prospectus and the Registration

Statement. Nothing contained in this Agreement shall limit either Party’s rights to recover any liabilities or damages arising out of the other Party’s willful breach of any provision of this Agreement.
Section 9.05   Notices.   All notices, requests and other communications hereunder to a Party, shall be in writing and shall be deemed properly given if delivered (a) personally, (b) by registered or certified mail (return receipt requested), with adequate postage prepaid thereon, (c) by properly addressed electronic mail delivery (with confirmation of delivery receipt), or (d) by reputable courier service to such Party at its address set forth below, or at such other address or addresses as such Party may specify from time to time by notice in like manner to the Parties. All notices shall be deemed effective upon delivery.
(a)
if to Buyer, to:

FB Financial Corporation
1221 Broadway, Suite 1300
Nashville, Tennessee 37203
Attn: Beth Sims, General Counsel
E-mail: bsims@firstbankonline.com
with a copy (which shall not constitute notice to Buyer) to:
Alston & Bird LLP
One Atlantic Center
1201 West Peachtree Street
Atlanta, GA 30309
Attn: Mark Kanaly
E-mail: mark.kanaly@alston.com
(b)
if to Seller, to:

Southern States Bancshares, Inc.
100 Office Park Drive
Birmingham, AL 35223
Attn: Lynn Joyce, Senior Executive Vice President and Chief Financial Officer
E-mail: ljoyce@ssbank.bank
with a copy (which shall not constitute notice to Seller) to:
Jones Walker LLP
420 20th St. N
Suite 1100
Birmingham, AL 35203
Attn. Mike Waters
E-mail: mwaters@joneswalker.com
Section 9.06   Entire Understanding; No Third Party Beneficiaries.   This Agreement represents the entire understanding of the Parties and thereto with reference to the transactions contemplated hereby, and this Agreement supersedes any and all other oral or written agreements heretofore made. Except for the Indemnified Party’s rights under Section 5.09, Buyer and Seller hereby agree that their respective representations, warranties and covenants set forth herein are solely for the benefit of the other Party, in accordance with and subject to the terms of this Agreement, and this Agreement is not intended to, and does not, confer upon any Person (including any person or employees who might be affected by Section 5.10), other than the Parties, any rights or remedies hereunder, including, the right to rely upon the representations and warranties set forth herein. The representations and warranties in this Agreement are the product of negotiations between the Parties and are for the sole benefit of the Parties. Consequently, Persons other than the Parties may not rely upon the representations and warranties in this Agreement as characterizations of actual facts or circumstances as of the date of this Agreement or as of any other date.

Section 9.07   Severability.   In the event that any one or more provisions of this Agreement shall for any reason be held invalid, illegal or unenforceable in any respect, by any court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement and the Parties will use their commercially reasonable efforts to substitute a valid, legal and enforceable provision which, insofar as practical, implements the purposes and intents of this Agreement.
Section 9.08   Enforcement of the Agreement.   The Parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the Parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction without having to show or prove economic damages and without the requirement of posting a bond, this being in addition to any other remedy to which they are entitled at law or in equity.
Section 9.09   Interpretation.
(a)   When a reference is made in this Agreement to sections, exhibits or schedules, such reference shall be to a section of, or exhibit or schedule to, this Agreement unless otherwise indicated. The table of contents and captions and headings contained in this Agreement are included solely for convenience of reference; if there is any conflict between a caption or heading and the text of this Agreement, the text shall control. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.”
(b)   The Parties have participated jointly in the negotiation and drafting of this Agreement and the other agreements and documents contemplated herein. In the event an ambiguity or question of intent or interpretation arises under any provision of this Agreement or any other agreement or document contemplated herein, this Agreement and such other agreements or documents shall be construed as if drafted jointly by the Parties, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of authorizing any of the provisions of this Agreement or any other agreements or documents contemplated herein.
(c)   The Seller Disclosure Schedule and the Buyer Disclosure Schedule, as well as all other schedules and all exhibits to this Agreement, shall be deemed part of this Agreement and included in any reference to this Agreement. Any matter disclosed pursuant to any section of either Disclosure Schedule shall be deemed disclosed for purposes of any other section of Article III or Article IV, respectively, to the extent that applicability of the disclosure to such other section is reasonably apparent on the face, notwithstanding the absence of a specific cross-reference, of such disclosure. The mere inclusion of an item in either Disclosure Schedule as an exception to a representation or warranty shall not be deemed an admission by either Party that such item represents a material exception or fact, event or circumstance or that such item is reasonably likely to result in a Material Adverse Effect, or that any breach or violation of applicable Laws or any contract exists or has actually occurred. This Agreement shall not be interpreted or construed to require any person to take any action, or fail to take any action, if to do so would violate any applicable Law.
(d)   Any reference contained in this Agreement to specific statutory or regulatory provisions or to any specific Governmental Authority shall include any successor statute or regulation, or successor Governmental Authority, as the case may be. Unless the context clearly indicates otherwise, the masculine, feminine, and neuter genders will be deemed to be interchangeable, and the singular includes the plural and vice versa. As used herein, (i) the term “made available” means any document or other information that was (a) provided by one Party or its representatives to the other Party or its representatives prior to the date hereof or otherwise publicly available or (b) included in the virtual data room of a Party prior to the date hereof, and (ii) the word “or” is not exclusive.
(e)   Unless otherwise specified, the references to “Section” and “Article” in this Agreement are to the Sections and Article of this Agreement. When used in this Agreement, words such as “herein”, “hereinafter”, “hereof”, “hereto”, and “hereunder” refer to this Agreement as a whole, unless the context clearly requires otherwise.
Section 9.10   Assignment.   No Party may assign either this Agreement or any of its rights, interests or obligations hereunder without the prior written approval of the other Party, and any purported assignment in violation of this Section 9.10 shall be void. Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective successors and permitted assigns.
Section 9.11   Confidential Supervisory Information.   Information and documents commonly known as “confidential supervisory information” that is prohibited from disclosure under 12 C.F.R. § 261.2(b), 12 C.F.R. § 309.6, 12 C.F.R. § 4.32(b) or the Alabama Banking Code shall not be disclosed by any Party and nothing in this Agreement shall require such disclosure or be understood as constituting such disclosure.
Section 9.12   Counterparts.   This Agreement may be executed and delivered by facsimile or by electronic data file and in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Party, it being understood that all Parties need not sign the same counterpart. Signatures delivered by facsimile or by electronic data file shall have the same effect as originals.
[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed in counterparts by their duly authorized officers, all as of the day and year first above written.
FB FINANCIAL CORPORATION
By:
/s/ Christopher T. Holmes

Name:
Christopher T. Holmes

Title:
President and Chief Executive Officer

[Signature page to agreement and plan of merger]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed in counterparts by their duly authorized officers, all as of the day and year first above written.
SOUTHERN STATES BANCSHARES, INC.
By:
/s/ Mark A. Chambers

Name:
Mark A. Chambers

Title:
Chief Executive Officer and President

[Signature page to agreement and plan of merger]

EXHIBIT A
Form of Seller Voting Agreement

VOTING AGREEMENT
This VOTING AGREEMENT (this “Agreement”) is made and entered into as of [•] 2025, by and among FB Financial Corporation (“Buyer”), a Tennessee corporation, Southern States Bancshares, Inc. (“Seller”), an Alabama corporation, and the undersigned stockholder (the “Stockholder”) of Seller in the Stockholder’s capacity as a stockholder of Seller, and not in his or her capacity as a director, officer, or director and officer, as applicable, of Seller.
Preamble
Concurrently with the execution of this Agreement, Buyer and Seller are entering into an Agreement and Plan of Merger, dated as of the date hereof (as amended, supplemented, restated or otherwise modified from time to time, the “Merger Agreement”), pursuant to which, among other things, Seller will merge with and into Buyer, with Buyer as the surviving corporation (the “Merger”), and Southern States Bank, an Alabama state banking corporation and wholly owned subsidiary of Seller (“Seller Bank”), will merge with and into FirstBank, a Tennessee state-chartered bank and wholly owned subsidiary of Buyer (“Buyer Bank”), with Buyer Bank as the surviving bank (together with the Merger, the “Mergers”).
As of the date hereof, the Stockholder, who is also a director, officer or director and officer, as applicable, of Seller and has Beneficial Ownership of, in the aggregate, those shares of common stock, par value $5.00 per share, of Seller (“Seller Common Stock”) specified on Schedule 1 attached hereto, which, by virtue of the Merger, will be converted into the right to receive shares of Buyer Common Stock (as such term is defined in the Merger Agreement), and therefore the Mergers are expected to be of substantial benefit to the Stockholder.
As a condition and inducement to Buyer and Seller entering into the Merger Agreement, Buyer and Seller have required that the Stockholder agree, and the Stockholder has agreed, to enter into this Agreement and abide by the covenants and obligations set forth herein.
Other individuals, as a condition and inducement to Buyer and Seller entering into the Merger Agreement, will enter into and abide by the covenants and obligations set forth in substantially similar voting agreements.
NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:
ARTICLE I
GENERAL
1.1.   Defined Terms.   The following capitalized terms, as used in this Agreement, shall have the meanings set forth below. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Merger Agreement.
“Affiliate” of a Person means any other Person directly, or indirectly through one or more intermediaries, Controlling, Controlled by or under common Control with such Person.
“Beneficial Ownership” by a Person of any securities means ownership by any Person who, directly or indirectly, through any Contract, arrangement, understanding, relationship or otherwise, has or shares (a) voting power, which includes the power to vote, or to direct the voting of, such security; or (b) investment power, which includes the power to dispose, or to direct the disposition, of such security; and shall otherwise be interpreted in accordance with the term “beneficial ownership” as defined in Rule 13d-3 under the Exchange Act; provided, that for purposes of determining Beneficial Ownership, a Person shall be deemed to be the Beneficial Owner of any securities such Person has, at any time during the term of this Agreement, the right to acquire pursuant to any Contract, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise (irrespective of whether the right to acquire such securities is exercisable immediately or only after the passage of time, including the passage of time in excess of 60 days, the satisfaction of any conditions, the occurrence of any event or any combination of the foregoing). The terms “Beneficially Own” and “Beneficially Owned” shall have a correlative meaning.

“Business” means the business of acting as a commercial, community or retail banking business including, but not limited to, entities that lend money, take deposits, provide financial advice, provide investment advice and offer financial products and services, either directly or indirectly through other Persons.
“Control” (including the terms “Controlling,” “Controlled by” and “under common Control with”), with respect to the relationship between or among two or more Persons, means the possession, directly or indirectly, of the power to direct or cause the direction of the affairs or management of a Person, whether through the ownership of voting securities, as trustee or executor, by Contract or any other means.
“Constructive Sale” means, with respect to any security, a short sale with respect to such security, entering into or acquiring an offsetting derivative Contract with respect to such security, entering into or acquiring a futures or forward Contract to deliver such security or entering into any other hedging or other derivative transaction that has the effect of either directly or indirectly materially changing the economic benefits and risks of ownership of any security.
“Covered Shares” means, with respect to the Stockholder, the Existing Shares, together with any shares of Seller Common Stock or other capital stock of Seller and any Buyer securities convertible into or exercisable or exchangeable for shares of Seller Common Stock or other capital stock of Seller, in each case, that the Stockholder acquires Beneficial Ownership of on or after the date hereof.
“Encumbrance” means any security interest, pledge, mortgage, lien (statutory or other), charge, option to purchase, lease or other right to acquire any interest or any claim, restriction, covenant, title defect, hypothecation, assignment, voting trust or agreement, deposit arrangement or other encumbrance of any kind or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement).
“Existing Shares” means, with respect to the Stockholder, all shares of Seller Common Stock Beneficially Owned by the Stockholder as specified on Schedule 1 hereto.
“Litigation” means any action, arbitration, mediation, cause of action, lawsuit, claim, complaint, criminal prosecution, governmental or other examination or investigation, audit (other than regular audits of financial statements by outside auditors), hearing, administrative or other proceeding relating to or affecting a Person, its business, its records, its policies, its practices, its compliance with Law, its actions, its Assets (including Contracts related to it), or the transactions contemplated by this Agreement or the Merger Agreement, but shall not include regular, periodic examinations of depository institutions and their Affiliates by Governmental Authorities.
“Permitted Transfer” means (a) a Transfer as the result of the death of the Stockholder to a descendant, heir, executor, administrator, testamentary trustee, lifetime trustee or legatee of the Stockholder, (b) Transfers to Affiliates (including trusts) and family members in connection with estate and tax planning purposes, (c) Transfers to any other stockholder or party who has executed a copy of this Agreement on the date hereof, (d) Transfers in connection with the payment of any withholding taxes owed by the Stockholder in connection with any vesting, settlement, or exercise, as applicable, of a Seller Stock Option, Seller Restricted Stock Award, or Seller RSU Award, (e) Transfers in respect of Covered Shares pledged in a bona fide transaction, which is outstanding prior to or as of the date hereof, to a lender to the Stockholder, and (f) such Transfers as Buyer may otherwise permit; provided, that, in the case of the foregoing clauses (a), (b), and (f), prior to the effectiveness of such Transfer, such transferee executes and delivers to Buyer and Seller an agreement that is identical to this Agreement or such other written agreement, in form and substance acceptable to Buyer, to assume all of Stockholder’s obligations hereunder in respect of the Covered Shares subject to such Transfer and to be bound by the terms of this Agreement, with respect to the Covered Shares subject to such Transfer, to the same extent as the Stockholder is bound hereunder and to make each of the representations and warranties hereunder in respect of the Covered Shares Transferred as the Stockholder shall have made hereunder.
“Transfer” means, with respect to any security, the direct or indirect assignment, sale, transfer, tender, exchange, pledge, hypothecation, or the grant, creation or suffrage of an Encumbrance in or upon, or the gift, placement in trust, or the Constructive Sale or other disposition of such security (including transfers by testamentary or intestate succession or otherwise by operation of Law) or any right, title or interest therein (including, but not limited to, any right or power to vote to which the holder thereof may be entitled, whether

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such right or power is granted by proxy or otherwise), or the record or Beneficial Ownership thereof, the offer to make such a sale, transfer, Constructive Sale or other disposition, and each Contract, arrangement or understanding, whether or not in writing, to effect any of the foregoing. The term “Transferred” shall have a correlative meaning.
ARTICLE II
COVENANTS OF STOCKHOLDER
2.1.   Agreement to Vote.   The Stockholder hereby irrevocably and unconditionally agrees that during the term of this Agreement, at a special meeting of the stockholders of Seller or at any other meeting of the stockholders of Seller, however called, including any adjournment or postponement thereof, and in connection with any written consent of the stockholders of Seller, the Stockholder shall, in each case to the fullest extent that such matters are submitted for the vote or written consent of the Stockholder and that the Covered Shares are entitled to vote thereon or consent thereto:
(a)   appear at each such meeting in person or by proxy or otherwise cause the Covered Shares as to which the Stockholder controls the right to vote to be counted as present thereat for purposes of calculating a quorum; and
(b)   vote (or cause to be voted), in person or by proxy, or deliver (or cause to be delivered) a written consent covering, all of the Covered Shares as to which the Stockholder controls the right to vote individual capacity (and not when Stockholder is acting as a trustee, representative or fiduciary or other similar capacity):
(i)   in favor of the approval of the Merger Agreement and the consummation of the transactions contemplated thereby, including the Mergers, and any actions required in furtherance thereof;
(ii)   against any action or agreement that could result in a breach of any covenant, representation or warranty or any other obligation of Seller under the Merger Agreement;
(iii)   against any Acquisition Proposal;
(iv)   against any action, agreement, amendment to any agreement or organizational document, transaction, matter or proposal submitted for the vote or written consent of the stockholders of Seller that is intended or would reasonably be expected to impede, interfere with, prevent, delay, postpone, discourage, frustrate the purposes of or adversely affect the Mergers or the other transactions contemplated by the Merger Agreement or this Agreement or the performance by Seller of its obligations under the Merger Agreement.
2.2.   No Inconsistent Agreements.   The Stockholder hereby covenants and agrees that, except for this Agreement, the Stockholder (a) shall not enter into, at any time while this Agreement remains in effect, any voting agreement or voting trust or any other Contract with respect to the Covered Shares, (b) shall not grant at any time while this Agreement remains in effect, a proxy (other than as required to effect the Stockholder’s voting obligations in Section 2.1), Consent or power of attorney in contravention of the obligations of the Stockholder under this Agreement with respect to the Covered Shares, (c) shall not commit any act, except for Permitted Transfers, that could restrict or affect his or her legal power, authority and right to vote any of the Covered Shares then held of record or Beneficially Owned by the Stockholder or otherwise reasonably expected to prevent or disable the Stockholder from performing any of his or her obligations under this Agreement, and (d) shall not take any action that would reasonably be expected to make any representation or warranty of the Stockholder contained herein untrue or incorrect or have the effect of impeding, preventing, delaying, interfering with, disabling or adversely affecting the performance by, the Stockholder of his or her obligations under this Agreement.
ARTICLE III
REPRESENTATIONS AND WARRANTIES
3.1.   Representations and Warranties of the Stockholder.   The Stockholder hereby represents and warrants to Seller, Buyer and Buyer Bank as follows:

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(a)   Authorization; Validity of Agreement; Necessary Action.   The Stockholder has the requisite capacity and authority to execute and deliver this Agreement, to perform his or her obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Stockholder and, assuming the due authorization, execution and delivery by the other parties hereto, constitutes a legal, valid and binding obligation of the Stockholder, enforceable against him or her in accordance with its terms (except as may be limited by the Enforceability Exception).
(b)   Ownership.   The Existing Shares are, and all of the Covered Shares owned by the Stockholder from the date hereof through and on the Closing Date will be, Beneficially Owned by the Stockholder except to the extent such Covered Shares are Transferred after the date hereof pursuant to a Permitted Transfer. From the date hereof through and on the Closing Date, the Stockholder has and will have sole title to the Covered Shares, free and clear of any Encumbrances other than those imposed by applicable Securities Laws or restrictions on transfer arising under the Seller Stock Plans. As of the date hereof, the Existing Shares constitute all of the shares of Seller Common Stock Beneficially Owned by the Stockholder. The Stockholder has and will have at all times through the Closing Date Beneficial Ownership with respect to all of the Existing Shares and with respect to all of the Covered Shares owned by the Stockholder at all times through the Closing Date. The Stockholder has and will have possession of an outstanding certificate or outstanding certificates representing all of the Covered Shares (other than Covered Shares held at the Depository Trust Company or in book-entry form) and such certificate or certificates does or do not contain any legend or restriction inconsistent with the terms of this Agreement, the Merger Agreement or the transactions contemplated hereby and thereby.
(c)   No Violation.   The execution and delivery of this Agreement by the Stockholder does not, and the performance by the Stockholder of his or her obligations under this Agreement will not, (i) conflict with or violate any Law or Order applicable to the Stockholder or by which any of his or her Assets is bound, or (ii) constitute or result in a default under or the loss of any benefit under, or result in the creation of any Encumbrance on the Assets of the Stockholder under, any of the terms, conditions or provisions of any Contract to which the Stockholder is a party or by which the Stockholder or any of his or her Assets is bound, except for any of the foregoing as would not be reasonably be expected, either individually or in the aggregate, to materially impair the ability of the Stockholder to perform his or her obligations under this Agreement. Except as contemplated by this Agreement, neither the Stockholder nor any of his or her Affiliates (A) has entered into any voting agreement or voting trust with respect to any Covered Shares or entered into any other Contract relating to the voting of the Covered Shares or (B) has appointed or granted a proxy or power of attorney with respect to any Covered Shares.
(d)   Consents and Approvals.   The execution and delivery of this Agreement by the Stockholder does not, and the performance by the Stockholder of its obligations under this Agreement and the consummation by it of the transactions contemplated hereby will not, require the Stockholder to obtain any Consent. No Consent of Stockholder’s spouse is necessary under any “community property” or other laws in order for Stockholder to enter into and perform its obligations under this Agreement.
(e)   Legal Proceedings.   There is no Litigation pending or, to the knowledge of the Stockholder, threatened against or affecting the Stockholder or any of his or her Affiliates that could reasonably be expected to impair the ability of the Stockholder to perform his or her obligations hereunder or to consummate the transactions contemplated hereby on a timely basis.
(f)   No Fees.   The Stockholder has not employed any broker or finder or incurred any direct or indirect, primary or secondary, liability, indebtedness, obligation, penalty, cost or expense (including costs of investigation, collection and defense), claim, deficiency, guaranty or endorsement of or by any Person (other than endorsements of notes, bills, checks, and drafts presented for collection or deposit in the ordinary course of business) of any type, whether accrued, absolute or contingent, liquidated or unliquidated, matured or unmatured, or otherwise, for any financial advisory fees, investment bankers’ fees, brokerage fees, commissions, or finders’ fees in connection with this Agreement or the transactions contemplated hereby.
(g)   Reliance by Buyer.   The Stockholder understands and acknowledges that Buyer is entering into the Merger Agreement in reliance upon the Stockholder’s execution and delivery of this Agreement and the representations and warranties of Stockholder contained herein.

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ARTICLE IV
OTHER COVENANTS
4.1.   Prohibition on Transfers; Other Actions.
(a)   Until the earlier of the receipt of the Requisite Seller Stockholder Approval or the date on which the Merger Agreement is terminated in accordance with its terms, the Stockholder hereby agrees not to (i) Transfer any of the Covered Shares, Beneficial Ownership thereof or any other interest specifically therein unless such Transfer is a Permitted Transfer; (ii) enter into any Contract with any Person, or take any other action, that violates or conflicts with or would reasonably be expected to violate or conflict with, or result in or give rise to a violation of or conflict with, the Stockholder’s representations, warranties, covenants and obligations under this Agreement; (iii) grant any proxy, power-of-attorney or other authorization in or with respect to any or all of the Covered Shares other than as required to effect the Stockholder’s voting obligations in Section 2.1; (iv) except as otherwise permitted by this Agreement or by order of a court of competent jurisdiction, take any action that could restrict or otherwise affect the Stockholder’s legal power, authority and right to vote all of the Covered Shares then Beneficially Owned by him or her, or otherwise comply with and perform his or her covenants and obligations under this Agreement; or (v) publicly announce any intention to do any of the foregoing. Any Transfer in violation of this provision shall be void. As promptly as practicable following the date hereof, Seller shall notify its transfer agent that there is a stop transfer order with respect to all of the Covered Shares and that this Agreement places limits on the voting of the Covered Shares; provided, that any such stop transfer order and notice will immediately be withdrawn and terminated by Seller following the termination of this Agreement in accordance with Section 5.1.
(b)   The Stockholder understands and agrees that if the Stockholder attempts to Transfer, vote or provide any other Person with the authority to vote any of the Covered Shares other than in compliance with this Agreement, Seller shall not, and the Stockholder hereby unconditionally and irrevocably instructs Seller to not (i) permit such Transfer on its books and records, (ii) issue a new certificate representing any of the Covered Shares, or (iii) record such vote unless and until the Stockholder shall have complied with the terms of this Agreement.
4.2.   Certain Events.   In the event of a stock split, stock dividend or distribution, or any change in the Seller Common Stock by reason of any split-up, reverse stock split, recapitalization, combination, reclassification, exchange of shares or the like, the terms “Existing Shares” and “Covered Shares” shall be deemed to refer to and include such shares as well as all such stock dividends and distributions and any securities into which or for which any or all of such shares may be changed or exchanged or which are received in such transaction.
4.3.   Notice of Acquisitions.   Except for issuances upon Settlement of Seller Equity Awards, Stockholder hereby agrees to notify Seller and Buyer as promptly as practicable (and in any event at least two Business Days prior to the occurrence of any of the following events) in writing of (a) the number of any additional shares of Seller Common Stock or other securities of Seller of which the Stockholder acquires Beneficial Ownership on or after the date hereof, and (b) any proposed Permitted Transfers of the Covered Shares, Beneficial Ownership thereof or other interest specifically therein.
4.4.   Acquisition Proposals.   In all cases subject to Section 4.6, Stockholder shall not, and shall use his or her reasonable best efforts to cause his or her Affiliates and each of their respective Representatives not to, directly or indirectly, (a) solicit, initiate, seek, encourage (including by providing information or assistance), facilitate or induce any Acquisition Proposal, (b) engage or participate in any discussions or negotiations regarding, or furnish or cause to be furnished to any Person any information or data in connection with, or afford access to the business, personnel, Assets or Books and Records of the Seller and its Subsidiaries in connection with, or take any other action to solicit, facilitate or induce the making of, any inquiry, offer or proposal that constitutes, or may reasonably be expected to lead to, an Acquisition Proposal (except to notify a Person of the existence of this Section 4.4 or of Section 5.08 of the Merger Agreement), (c) approve, agree to, accept, endorse or recommend any Acquisition Proposal, (d) solicit proxies or become a “participant” in a “solicitation” (as such terms are defined under the Exchange Act) with respect to an Acquisition Proposal or otherwise encourage or assist any party in taking or planning any action that would reasonably be expected to compete with, restrain or otherwise serve to interfere with or inhibit the timely consummation of the Merger in accordance with the terms of the Merger Agreement,

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(e) initiate a stockholders’ vote or action by consent of Seller’s stockholders with respect to an Acquisition Proposal, (f) except by reason of this Agreement, become a member of a “group” (as such term is used in Section 13(d) of the Exchange Act) with respect to any voting securities of Seller that takes any action in support of an Acquisition Proposal, (g) approve, agree to, accept, endorse or recommend, or propose to approve, agree to, accept, endorse or recommend any definitive agreement contemplating or otherwise relating to any Acquisition Transaction, or (h) otherwise cooperate in any way with, or assist or participate in, or facilitate or encourage any effort or attempt by any Person to do or seek to do any of the foregoing. Without limiting the foregoing, it is agreed that any violation of the restrictions set forth in this Section 4.4 by any Affiliate or representative, agent, or attorney of the Stockholder shall constitute a breach of this Section 4.4 by the Stockholder.
4.5.   Non-Competition and Non-Solicitation.1
(a)   The Stockholder acknowledges and agrees that that during the Stockholder’s ownership, directly or indirectly, of Seller and as a director of Seller, the Stockholder and its Affiliates have become familiar with Seller’s trade secrets and with other confidential information concerning Seller and its Affiliates. Therefore, and in further consideration of the compensation to be paid to the Stockholder pursuant to the Merger Agreement, the Stockholder agrees to the covenants set forth in this Section 4.5 and acknowledges that: (i) the goodwill (including customer relationships) of Seller and its Affiliates associated with the transactions contemplated by the Merger Agreement is being acquired by Buyer; (ii) the Stockholder’s receipt of consideration for the Merger Consideration is a direct benefit from Buyer’s acquisition of such goodwill of Seller and its Affiliates; (iii) it is fair and appropriate to preserve the value of the goodwill of Seller and its Affiliates by entering into the covenants contained in this Section 4.5, which limits the Stockholder’s ability to compete with Seller and its Affiliates and their respective successors and assigns; (iv) the agreements and covenants provided by the Stockholder in this Section 4.5 are essential to protect the value of Seller and its Affiliates, including the goodwill associated with Seller and its Affiliates; (v) without the covenants and agreements of the Stockholder contained in this Section 4.5, Buyer would not have entered into the Merger Agreement and such covenants and agreements contained herein were a condition and inducement to Buyer to enter into the Merger Agreement and to consummate the transactions pursuant to the Merger Agreement; and (vi) each and all of the restrictions contained in this Section 4.5, including the duration, scope and geographic area of the covenants described in this Section 4.5 are fair, reasonable and necessary in order to protect Seller and its Affiliates’ goodwill and other assets and legitimate interests of Seller and its Affiliates as those interests exist as of the date hereof.
(b)   The Stockholder hereby covenants and agrees that, for a period commencing on the Closing Date and terminating on the first anniversary of the Closing Date (the “Restricted Period”), such Stockholder shall not, within 50 miles of any branch or other office of Seller or Seller Bank in operation as of the date of this Agreement directly or indirectly, either for him or herself or for any other Person other than for Buyer or its Affiliates, participate in any business (including, without limitation, any division, group or franchise of a larger organization) that engages (or proposes to engage) in the Business; provided, that if as of the date hereof the Stockholder holds not more than a 1% direct or indirect equity interest in such Person, then the Stockholder may retain (but not increase) such ownership interest without being deemed to “participate” in the Business conducted by such Person. For purposes of this Agreement, the term “participate” shall mean having more than 1% direct or indirect ownership interest in any Person, whether as a sole proprietor, investor, owner, equity holder, partner, member, manager, joint venturer, creditor or otherwise, or rendering any direct or indirect service or assistance to any Person (whether as a director, officer, manager, member, supervisor, employee, agent, consultant or otherwise), with respect to the Business; provided, however, that in the event such Person is a reporting company with securities registered under the Exchange Act pursuant to Section 12(b) or 12(g), or 15(d), such thresholds shall be increased to 5%.
(c)   The Stockholder covenants and agrees that during the Restricted Period, the Stockholder shall not directly or indirectly, (i) as employee, agent, consultant, director, equity holder, member, manager, partner or in any other capacity, without Buyer’s prior written consent (other than for the benefit of Buyer or its Affiliates), solicit, call upon, communicate with or attempt to communicate (whether by mail, telephone,

1
Section 4.5 shall only be included in agreements where the Stockholder is also a director. Where the Stockholder is also an officer with an employment agreement containing equivalent covenants, Section 4.5 shall be omitted and marked as “Reserved”.

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electronic mail, social media, personal meeting or any other means), excluding general solicitations of the public that are not based in whole or in part on any list of customers of Seller, Seller Bank, the Surviving Entity, the Surviving Bank or any of their respective Affiliates with any Person that is or was a customer of Seller or any of its Affiliates (including Seller Bank) during the one-year period preceding the Closing Date for the purpose of engaging in opportunities related to the Business or contracts related to the Business, or (ii) interfere with or damage (or attempt to interfere with or damage) any relationship between Seller, Seller Bank, the Surviving Entity, the Surviving Bank or any of their respective Affiliates and any such customers, supplier, licensee, licensor, franchisee or other business relation (including making, publishing or communicating any negative, defamatory or disparaging statements, remarks or comments concerning or alluding to Seller, Seller Bank, the Surviving Entity, the Surviving Bank or any of their respective Affiliates or their products, customers, suppliers, licensees, licensors, franchisees and other associated third parties or make any maliciously false statements about Seller’s, Seller Bank’s, the Surviving Entity’s, the Surviving Bank’s or any of their respective Affiliates’ employees and officers).
(d)   The Stockholder covenants and agrees that during the Restricted Period, such Stockholder shall not directly or indirectly, as employee, agent, consultant, director, equity holder, member, manager, partner or in any other capacity, without Buyer’s prior written consent, employ, engage, recruit, hire, solicit or induce, or cause others to solicit or induce, for employment or engagement, any employee of Seller or its Affiliates (including Seller Bank) (excluding general solicitations of the public that are not based on any list of, or directed at, employees of Seller or its Affiliates (including Seller Bank)).
4.6.   Stockholder Capacity.   The Stockholder is signing this Agreement solely in his or her capacity as a holder of Seller Common Stock, and nothing herein shall prohibit, prevent or preclude the Stockholder from taking or not taking any action in the Stockholder’s capacity as a director, officer or director and officer of Seller to the extent permitted by the Merger Agreement (including with respect to Superior Proposals). Notwithstanding any other provision of this Agreement, the obligations of Stockholder under this Agreement shall not be applicable in connection with an Acquisition Proposal that is a Superior Proposal, provided that Seller and its Affiliates have complied with the terms and conditions of the Merger Agreement, including Section 5.08. Nothing in this Agreement is intended or shall be construed or require the Stockholder, in his or capacity as a director, officer or employee, to act or fail to act in accordance with his or her fiduciary duties.
4.7.   Further Assurances.   From time to time, at the request of Buyer or Seller and without further consideration, the Stockholder shall execute and deliver such additional documents and take all such further action as may be reasonably necessary to effect the actions and consummate the transactions contemplated by this Agreement.
4.8.   Disclosure.   The Stockholder hereby authorizes Buyer and Seller to publish and disclose in any announcement or disclosure required by applicable Law and any proxy statement filed in connection with the transactions contemplated by the Merger Agreement the Stockholder’s identity and ownership of the Covered Shares and the nature of the Stockholder’s obligation under this Agreement.
4.9.   Release of Certain Claims.
(a)   The undersigned hereby releases and forever discharges, effective upon the consummation of the Merger pursuant to the Merger Agreement, Seller and Seller Bank, and each of their respective directors and officers (in their capacities as such), and their respective successors and assigns, and each of them (hereinafter, individually and collectively, the “Released Parties”) of and from any and all liabilities, claims, demands, debts, accounts, covenants, agreements, obligations, costs, expenses, actions or causes of action of every nature, character, or description (collectively, “Claims”), which the undersigned, solely in his or her capacity as an officer, director, or employee of Seller or Seller Bank has or claims to have, or previously had or claimed to have, in each case as of the Effective Time, against any of the Released Parties, whether or not in law, equity or otherwise, based in whole or in part on any facts, conduct, activities, transactions, events, or occurrences known or unknown, matured or unmatured, contingent or otherwise (individually a “Released Claim,” and collectively, the “Released Claims”), except for (i) compensation for services that have accrued but have not yet been paid in the ordinary course of business consistent with past practice, unpaid reimbursable expenses, or other contract rights relating to severance, employment, stock options, and

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restricted stock grants which have been disclosed in writing to Buyer on or prior to the date of the Merger Agreement, and (ii) the items listed in Section 4.9(b) below.
(b)   For avoidance of doubt, the parties acknowledge and agree that the Released Claims do not include any of the following:
(i)   any Claims that the undersigned may have in any capacity other than as an officer, director, or employee of Seller or Seller Bank, including, but not limited to, (A) Claims as a borrower under loan commitments and agreements between the undersigned and Seller Bank, (B) Claims as a depositor under any deposit account with Seller Bank, (C) Claims as the holder of any Certificate of Deposit issued by Seller Bank, (D) Claims on account of any services rendered by the undersigned in a capacity other than as an officer, director, or employee of any Seller or Seller Bank; and (E) Claims as a holder of any check issued by any other depositor of Seller Bank;
(ii)   the Claims excluded in Section 4.9(a)(i) above;
(iii)   any Claims that the undersigned may have under the Merger Agreement; or
(iv)   any right to indemnification that the undersigned may have under the articles of incorporation or bylaws of Seller or Seller Bank, under Tennessee law or the Merger Agreement;
ARTICLE V
MISCELLANEOUS
5.1.   Termination.   This Agreement shall remain in effect until the earlier to occur of (a) the Effective Time, (b) the date of termination of the Merger Agreement in accordance with its terms, and (c) the termination of this Agreement by mutual written consent of the parties hereto; provided, that (i) the provisions of ARTICLE V shall survive any termination of this Agreement and (ii) the provisions of Section 4.5 shall survive until the end of the Restricted Period in the case of termination pursuant to clause (a) of this Section 5.1. Nothing in this Section 5.1 and no termination of this Agreement shall relieve or otherwise limit any party of liability for fraud, or willful or intentional breach of this Agreement.
5.2.   No Ownership Interest.   Nothing contained in this Agreement shall be deemed to vest in Buyer or Seller any direct or indirect ownership or incidence of ownership of or with respect to any Covered Shares. All rights, ownership and economic benefits of and relating to the Covered Shares shall remain vested in and belong to the Stockholder, and Buyer or Seller shall not have any authority to direct the Stockholder in the voting or disposition of any of the Covered Shares, except as otherwise provided herein.
5.3   Notices.   All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if delivered by hand, by registered or certified mail, postage pre-paid, return receipt requested, by courier or overnight carrier, or by email (with confirmed receipt) to the Persons at the addresses set forth below (or at such other address as may be provided hereunder), and shall be deemed to have been delivered as of the date so delivered:
Buyer:
FB Financial Corporation
FirstBank
1221 Broadway, Suite 1300
Nashville, Tennessee 37203
Attn: Beth Sims, General Counsel
E-mail: bsims@firstbankonline.com

Copy to Counsel:
Alston & Bird LLP
One Atlantic Center
1201 West Peachtree Street
Atlanta, GA 30309
Attn: Mark Kanaly
E-mail: Mark.Kanaly@alston.com;

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Seller:
Southern States Bancshares, Inc.
100 Office Park Drive
Birmingham, AL 35223
Attn: Lynn Joyce, Senior Executive Vice President and
Chief Financial Officer
E-mail: ljoyce@ssbank.bank

Copy to Counsel:
Jones Walker LLP
420 20th St. N
Suite 1100
Birmingham, AL 35203
Attn. Mike Waters
E-mail: mwaters@joneswalker.com

Stockholder:
To those Persons indicated on Schedule 1.

5.4   Interpretation.   Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against any party, whether under any rule of construction or otherwise. No party to this Agreement shall be considered the draftsman. The parties acknowledge and agree that this Agreement has been reviewed, negotiated, and accepted by all parties and their attorneys (if such parties elected to engage legal counsel) and, unless otherwise defined herein, the words used shall be construed and interpreted according to their ordinary meaning so as fairly to accomplish the purposes and intentions of all parties hereto. Section headings of this Agreement are for reference purposes only and are to be given no effect in the construction or interpretation of this Agreement. Whenever the context may require, any pronoun used herein shall include the corresponding masculine, feminine or neuter forms. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The word “or” shall not be exclusive and “any” means “any and all.” “Extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and such phrase does not mean simply “if.” The words “hereby,” “herein,” “hereof,” “hereunder” and similar terms refer to this Agreement as a whole and not to any specific Section.
5.5   Counterparts; Delivery by Electronic Transmission.   This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. This Agreement and any signed agreement or instrument entered into in connection with this Agreement, and any amendments or waivers hereto or thereto, to the extent signed and delivered by electronic means, including by e-mail delivery of a “.pdf” format data file, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party hereto or to any such agreement or instrument shall raise the use of electronic means, including e-mail delivery of a “.pdf” format data file, to deliver a signature to this Agreement or any amendment hereto or the fact that any signature or agreement or instrument was transmitted or communicated through the use of electronic means, including e-mail delivery of a “.pdf” format data file, as a defense to the formation of a contract and each party hereto forever waives any such defense.
5.6   Entire Agreement.   This Agreement and, to the extent referenced herein, the Merger Agreement, together with the several agreements and other documents and instruments referred to herein or therein or annexed hereto or thereto, constitute the entire agreement among the parties hereto with respect to the transactions contemplated hereunder and thereunder and supersedes all prior arrangements or understandings, with respect thereto, written and oral.
5.7
Governing Law; Consent to Jurisdiction; Waiver of Jury Trial.

5.7.1
The parties agree that this Agreement shall be governed by and construed in all respects in accordance with and all disputes arising out of or in connection with this Agreement or the transactions contemplated hereby shall be resolved under, the Laws of the State of Tennessee without regard to any conflict of Laws or choice of Law principles that might otherwise refer construction or interpretation of this Agreement to the substantive Law of another jurisdiction.

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5.7.2
Any civil action, counterclaim, proceeding, or litigation arising out of or relating to this Agreement shall be brought exclusively in any federal or state court of competent jurisdiction located in the State of Tennessee. Each party consents to the jurisdiction of such Tennessee courts in any such civil action, counterclaim, proceeding, or litigation and waives any objection to the laying of venue of any such civil action, counterclaim, proceeding, or litigation in such Tennessee courts. Service of any court paper may be effected on a party hereto by mail, as provided in this letter, or in such other manner as may be provided under applicable Laws.

5.7.3
EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY SUIT, ACTION OR OTHER PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT: (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY ACTION, SUIT OR PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (III) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (IV) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.7.

5.8   Amendments; Waivers.   To the extent permitted by Law, this Agreement may be amended or waived by a subsequent writing signed by each of the parties upon the approval of each of the parties. The parties hereto may, to the extent permitted by Law, (a) extend the time for the performance of any of the obligations or other acts of the other parties, (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto, and (c) waive compliance with any of the agreements or satisfaction of any conditions contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such party, but such extension or waiver or failure to insist on strict compliance with an obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure to comply with an obligation, covenant, agreement or condition. No failure or delay by any party hereto in exercising any right, power, remedy or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any right, power or privilege.
5.9   Enforcement of Agreement.   The parties hereto agree that irreparable damage would occur and that the parties hereto would not have any adequate remedy at law in the event that any of the provisions of this Agreement was not performed in accordance with its specific terms or was otherwise breached. It is accordingly agreed that the parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at Law or in equity. Each of the parties waives (a) any defense in any action for specific performance that a remedy at Law would be adequate and (b) any requirement under any Law to post security or a bond as a prerequisite to obtaining equitable relief.
5.10   Severability.   Any term or provision of this Agreement that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

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5.11   Assignment.   Except as expressly contemplated hereby, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any party hereto (whether by merger, consolidation or otherwise by operation of Law) without the prior written consent of the other parties. Any purported assignment in contravention hereof shall be null and void. Subject to the preceding sentences, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and permitted assigns.
5.12   Third Party Beneficiaries.   Nothing in this Agreement expressed or implied, is intended to confer upon any Person, other than the parties or their respective successors, any rights, remedies, obligations, or liabilities under or by reason of this Agreement. The representations and warranties in this Agreement are the product of negotiations among the parties hereto and are for the sole benefit of the parties. Any inaccuracies in such representations and warranties are subject to waiver by the parties hereto in accordance herewith without notice or liability to any other Person. In some instances, the representations and warranties in this Agreement may represent an allocation among the parties hereto of risks associated with particular matters regardless of the knowledge of any of the parties hereto. Consequently, Persons other than the parties may not rely upon the representations and warranties in this Agreement as characterizations of actual facts or circumstances as of the date of this Agreement or as of any other date. Notwithstanding any other provision hereof to the contrary, no Consent, approval or agreement of any third party beneficiary will be required to amend, modify or waive any provision of this Agreement.
5.13   Expenses.   Each of the parties hereto shall bear and pay all direct costs and expenses incurred by it or on its behalf in connection with the transactions contemplated hereunder.
5.14   Reasonable Efforts.   On the terms and subject to the conditions of this Agreement, the Stockholder agrees to execute and deliver such additional documents as Buyer may reasonably request and use its reasonable best efforts to take, or cause to be taken, all appropriate actions, and to do, or cause to be done, all things necessary, proper or advisable under applicable Laws to consummate and make effective the transactions contemplated hereby as promptly as practicable. Without limiting the foregoing, the Stockholder shall execute and deliver to Buyer and any of its designees any proxies reasonably requested by Buyer with respect to the Stockholder’s voting obligations under this Agreement.
[signatures on following page]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed (where applicable, by their respective officers or other authorized Person thereunto duly authorized) as of the day and year first written above.
FB FINANCIAL CORPORATION
By:

Name:

Title:

SOUTHERN STATES BANCSHARES, INC.
By:

Name:

Title:

STOCKHOLDER

Name:
[Signature Page to Voting Agreement]

Schedule 1
INFORMATION
Name	Existing Shares

Address for notice:
Name:
Street:

City, State:
ZIP Code:
Telephone:
Fax:
Email:

EXHIBIT B
Form of Buyer Voting Agreement

VOTING AGREEMENT
This VOTING AGREEMENT (this “Agreement”) is made and entered into as of [•] 2025, by and among FB Financial Corporation (“Buyer”), a Tennessee corporation, Southern States Bancshares, Inc. (“Seller”), an Alabama corporation, and the undersigned Shareholder (the “Shareholder”) of Buyer in the Shareholder’s capacity as a Shareholder of Buyer, and not in his or her capacity as a director, officer, or director and officer, as applicable, of Buyer.
Preamble
Concurrently with the execution of this Agreement, Buyer and Seller are entering into an Agreement and Plan of Merger, dated as of the date hereof (as amended, supplemented, restated or otherwise modified from time to time, the “Merger Agreement”), pursuant to which, among other things, Seller will merge with and into Buyer, with Buyer as the surviving corporation (the “Merger”), and Southern States Bank, an Alabama state banking corporation and wholly owned subsidiary of Seller (“Seller Bank”), will merge with and into FirstBank, a Tennessee state-chartered bank and wholly owned subsidiary of Buyer (“Buyer Bank”), with Buyer Bank as the surviving bank (together with the Merger, the “Mergers”).
As of the date hereof, the Shareholder, who is also a director, officer or director and officer, as applicable, of Buyer and has Beneficial Ownership of, in the aggregate, those shares of common stock, par value $1.00 per share, of Seller (“Seller Common Stock”) specified on Schedule 1 attached hereto.
As a condition and inducement to Buyer and Seller entering into the Merger Agreement, Buyer and Seller have required that the Shareholder agree, and the Shareholder has agreed, to enter into this Agreement and abide by the covenants and obligations set forth herein.
Other individuals, as a condition and inducement to Buyer and Seller entering into the Merger Agreement, will enter into and abide by the covenants and obligations set forth in substantially similar voting agreements.
NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:
ARTICLE I
GENERAL
1.1.   Defined Terms.   The following capitalized terms, as used in this Agreement, shall have the meanings set forth below. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Merger Agreement.
“Affiliate” of a Person means any other Person directly, or indirectly through one or more intermediaries, Controlling, Controlled by or under common Control with such Person.
“Beneficial Ownership” by a Person of any securities means ownership by any Person who, directly or indirectly, through any Contract, arrangement, understanding, relationship or otherwise, has or shares (a) voting power, which includes the power to vote, or to direct the voting of, such security; or (b) investment power, which includes the power to dispose, or to direct the disposition, of such security; and shall otherwise be interpreted in accordance with the term “beneficial ownership” as defined in Rule 13d-3 under the Exchange Act; provided, that for purposes of determining Beneficial Ownership, a Person shall be deemed to be the Beneficial Owner of any securities such Person has, at any time during the term of this Agreement, the right to acquire pursuant to any Contract, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise (irrespective of whether the right to acquire such securities is exercisable immediately or only after the passage of time, including the passage of time in excess of 60 days, the satisfaction of any conditions, the occurrence of any event or any combination of the foregoing). The terms “Beneficially Own” and “Beneficially Owned” shall have a correlative meaning.
“Control” (including the terms “Controlling,” “Controlled by” and “under common Control with”), with respect to the relationship between or among two or more Persons, means the possession, directly or indirectly, of the power to direct or cause the direction of the affairs or management of a Person, whether through the ownership of voting securities, as trustee or executor, by Contract or any other means.
“Constructive Sale” means, with respect to any security, a short sale with respect to such security, entering into or acquiring an offsetting derivative Contract with respect to such security, entering into or acquiring a futures or forward Contract to deliver such security or entering into any other hedging or other derivative transaction that has the effect of either directly or indirectly materially changing the economic benefits and risks of ownership of any security.
“Covered Shares” means, with respect to the Shareholder, the Existing Shares, together with any shares of Buyer Common Stock or other capital stock of Buyer and any Buyer securities convertible into or exercisable or exchangeable for shares of Buyer Common Stock or other capital stock of Buyer, in each case, that the Shareholder acquires Beneficial Ownership of on or after the date hereof.
“Encumbrance” means any security interest, pledge, mortgage, lien (statutory or other), charge, option to purchase, lease or other right to acquire any interest or any claim, restriction, covenant, title defect, hypothecation, assignment, voting trust or agreement, deposit arrangement or other encumbrance of any kind or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement).
“Existing Shares” means, with respect to the Shareholder, all shares of Buyer Common Stock Beneficially Owned by the Shareholder as specified on Schedule 1 hereto.
“Litigation” means any action, arbitration, mediation, cause of action, lawsuit, claim, complaint, criminal prosecution, governmental or other examination or investigation, audit (other than regular audits of financial statements by outside auditors), hearing, administrative or other proceeding relating to or affecting a Person, its business, its records, its policies, its practices, its compliance with Law, its actions, its Assets (including Contracts related to it), or the transactions contemplated by this Agreement or the Merger Agreement, but shall not include regular, periodic examinations of depository institutions and their Affiliates by Governmental Authorities.
“Permitted Transfer” means (a) a Transfer as the result of the death of the Shareholder to a descendant, heir, executor, administrator, testamentary trustee, lifetime trustee or legatee of the Shareholder, (b) Transfers to Affiliates (including trusts) and family members in connection with estate and tax planning purposes, (c) Transfers to any other Shareholder or party who has executed a copy of this Agreement on the date hereof, (d) Transfers in connection with the payment of any withholding taxes owed by the Shareholder in connection with any vesting, settlement, or exercise, as applicable, of any Buyer equity or equity-linked awards issued under applicable Buyer equity compensation plans , (e) Transfers in respect of Covered Shares pledged in a bona fide transaction, which is outstanding prior to or as of the date hereof, to a lender to the Shareholder, and (f) such Transfers as Seller may otherwise permit; provided, that, in the case of the foregoing clauses (a), (b), and (f), prior to the effectiveness of such Transfer, such transferee executes and delivers to Buyer and Seller an agreement that is identical to this Agreement or such other written agreement, in form and substance acceptable to Buyer, to assume all of Shareholder’s obligations hereunder in respect of the Covered Shares subject to such Transfer and to be bound by the terms of this Agreement, with respect to the Covered Shares subject to such Transfer, to the same extent as the Shareholder is bound hereunder and to make each of the representations and warranties hereunder in respect of the Covered Shares Transferred as the Shareholder shall have made hereunder.
“Transfer” means, with respect to any security, the direct or indirect assignment, sale, transfer, tender, exchange, pledge, hypothecation, or the grant, creation or suffrage of an Encumbrance in or upon, or the gift, placement in trust, or the Constructive Sale or other disposition of such security (including transfers by testamentary or intestate succession or otherwise by operation of Law) or any right, title or interest therein (including, but not limited to, any right or power to vote to which the holder thereof may be entitled, whether such right or power is granted by proxy or otherwise), or the record or Beneficial Ownership thereof, the offer to make such a sale, transfer, Constructive Sale or other disposition, and each Contract, arrangement or understanding, whether or not in writing, to effect any of the foregoing. The term “Transferred” shall have a correlative meaning.

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ARTICLE II
COVENANTS OF SHAREHOLDER
2.1.   Agreement to Vote.   The Shareholder hereby irrevocably and unconditionally agrees that during the term of this Agreement, at a special meeting of the Shareholders of Buyer or at any other meeting of the Shareholders of Buyer, however called, including any adjournment or postponement thereof, and in connection with any written consent of the Shareholders of Buyer, the Shareholder shall, in each case to the fullest extent that such matters are submitted for the vote or written consent of the Shareholder and that the Covered Shares are entitled to vote thereon or consent thereto:
(a)   appear at each such meeting in person or by proxy or otherwise cause the Covered Shares as to which the Shareholder controls the right to vote to be counted as present thereat for purposes of calculating a quorum; and
(b)   vote (or cause to be voted), in person or by proxy, or deliver (or cause to be delivered) a written consent covering, all of the Covered Shares as to which the Shareholder controls the right to vote individual capacity (and not when Shareholder is acting as a trustee, representative or fiduciary or other similar capacity):
(i)   in favor of the approval of issuance of shares of Buyer Common Stock in connection with the Merger and the consummation of the transactions contemplated by the Merger Agreement, including the Mergers, and any actions required in furtherance thereof;
(ii)   against any action or agreement that could result in a breach of any covenant, representation or warranty or any other obligation of Buyer under the Merger Agreement; and
(iii)   against any action, agreement, amendment to any agreement or organizational document, transaction, matter or proposal submitted for the vote or written consent of the Shareholders of Buyer that is intended or would reasonably be expected to impede, interfere with, prevent, delay, postpone, discourage, frustrate the purposes of or adversely affect the Mergers or the other transactions contemplated by the Merger Agreement or this Agreement or the performance by Buyer of its obligations under the Merger Agreement.
2.2.   No Inconsistent Agreements.   The Shareholder hereby covenants and agrees that, except for this Agreement, the Shareholder (a) shall not enter into, at any time while this Agreement remains in effect, any voting agreement or voting trust or any other Contract with respect to the Covered Shares, (b) shall not grant at any time while this Agreement remains in effect, a proxy (other than as required to effect the Shareholder’s voting obligations in Section 2.1), Consent or power of attorney in contravention of the obligations of the Shareholder under this Agreement with respect to the Covered Shares, (c) shall not commit any act, except for Permitted Transfers, that could restrict or affect his or her legal power, authority and right to vote any of the Covered Shares then held of record or Beneficially Owned by the Shareholder or otherwise reasonably expected to prevent or disable the Shareholder from performing any of his or her obligations under this Agreement, and (d) shall not take any action that would reasonably be expected to make any representation or warranty of the Shareholder contained herein untrue or incorrect or have the effect of impeding, preventing, delaying, interfering with, disabling or adversely affecting the performance by, the Shareholder of his or her obligations under this Agreement.
ARTICLE III
REPRESENTATIONS AND WARRANTIES
3.1.   Representations and Warranties of the Shareholder.   The Shareholder hereby represents and warrants to Seller, Buyer and Buyer Bank as follows:
(a)   Authorization; Validity of Agreement; Necessary Action.   The Shareholder has the requisite capacity and authority to execute and deliver this Agreement, to perform his or her obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Shareholder and, assuming the due authorization, execution and delivery by the other parties hereto, constitutes a legal, valid and binding obligation of the Shareholder, enforceable against him or her in accordance with its terms (except as may be limited by the Enforceability Exception).

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(b)   Ownership.   The Existing Shares are, and all of the Covered Shares owned by the Shareholder from the date hereof through and on the Closing Date will be, Beneficially Owned by the Shareholder except to the extent such Covered Shares are Transferred after the date hereof pursuant to a Permitted Transfer. From the date hereof through and on the Closing Date, the Shareholder has and will have sole title to the Covered Shares, free and clear of any Encumbrances other than those imposed by applicable Securities Laws or restrictions on transfer arising under the Buyer’s equity compensation plans. As of the date hereof, the Existing Shares constitute all of the shares of Buyer Common Stock Beneficially Owned by the Shareholder. The Shareholder has and will have at all times through the Closing Date Beneficial Ownership with respect to all of the Existing Shares and with respect to all of the Covered Shares owned by the Shareholder at all times through the Closing Date. The Shareholder has and will have possession of an outstanding certificate or outstanding certificates representing all of the Covered Shares (other than Covered Shares held at the Depository Trust Company or in book-entry form) and such certificate or certificates does or do not contain any legend or restriction inconsistent with the terms of this Agreement, the Merger Agreement or the transactions contemplated hereby and thereby.
(c)   No Violation.   The execution and delivery of this Agreement by the Shareholder does not, and the performance by the Shareholder of his or her obligations under this Agreement will not, (i) conflict with or violate any Law or Order applicable to the Shareholder or by which any of his or her Assets is bound, or (ii) constitute or result in a default under or the loss of any benefit under, or result in the creation of any Encumbrance on the Assets of the Shareholder under, any of the terms, conditions or provisions of any Contract to which the Shareholder is a party or by which the Shareholder or any of his or her Assets is bound, except for any of the foregoing as would not be reasonably be expected, either individually or in the aggregate, to materially impair the ability of the Shareholder to perform his or her obligations under this Agreement. Except as contemplated by this Agreement, neither the Shareholder nor any of his or her Affiliates (A) has entered into any voting agreement or voting trust with respect to any Covered Shares or entered into any other Contract relating to the voting of the Covered Shares or (B) has appointed or granted a proxy or power of attorney with respect to any Covered Shares.
(d)   Consents and Approvals.   The execution and delivery of this Agreement by the Shareholder does not, and the performance by the Shareholder of its obligations under this Agreement and the consummation by it of the transactions contemplated hereby will not, require the Shareholder to obtain any Consent. No Consent of Shareholder’s spouse is necessary under any “community property” or other laws in order for Shareholder to enter into and perform its obligations under this Agreement.
(e)   Legal Proceedings.   There is no Litigation pending or, to the knowledge of the Shareholder, threatened against or affecting the Shareholder or any of his or her Affiliates that could reasonably be expected to impair the ability of the Shareholder to perform his or her obligations hereunder or to consummate the transactions contemplated hereby on a timely basis.
(f)   No Fees.   The Shareholder has not employed any broker or finder or incurred any direct or indirect, primary or secondary, liability, indebtedness, obligation, penalty, cost or expense (including costs of investigation, collection and defense), claim, deficiency, guaranty or endorsement of or by any Person (other than endorsements of notes, bills, checks, and drafts presented for collection or deposit in the ordinary course of business) of any type, whether accrued, absolute or contingent, liquidated or unliquidated, matured or unmatured, or otherwise, for any financial advisory fees, investment bankers’ fees, brokerage fees, commissions, or finders’ fees in connection with this Agreement or the transactions contemplated hereby.
(g)   Reliance by Seller.   The Shareholder understands and acknowledges that Seller is entering into the Merger Agreement in reliance upon the Shareholder’s execution and delivery of this Agreement and the representations and warranties of Shareholder contained herein.
ARTICLE IV
OTHER COVENANTS
4.1.   Prohibition on Transfers; Other Actions.
(a)   Until the earlier of the receipt of the Requisite Buyer Shareholder Approval or the date on which the Merger Agreement is terminated in accordance with its terms, the Shareholder hereby agrees not to

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(i) Transfer any of the Covered Shares, Beneficial Ownership thereof or any other interest specifically therein unless such Transfer is a Permitted Transfer; (ii) enter into any Contract with any Person, or take any other action, that violates or conflicts with or would reasonably be expected to violate or conflict with, or result in or give rise to a violation of or conflict with, the Shareholder’s representations, warranties, covenants and obligations under this Agreement; (iii) grant any proxy, power-of-attorney or other authorization in or with respect to any or all of the Covered Shares other than as required to effect the Shareholder’s voting obligations in Section 2.1; (iv) except as otherwise permitted by this Agreement or by order of a court of competent jurisdiction, take any action that could restrict or otherwise affect the Shareholder’s legal power, authority and right to vote all of the Covered Shares then Beneficially Owned by him or her, or otherwise comply with and perform his or her covenants and obligations under this Agreement; or (v) publicly announce any intention to do any of the foregoing. Any Transfer in violation of this provision shall be void. As promptly as practicable following the date hereof, Buyer shall notify its transfer agent that there is a stop transfer order with respect to all of the Covered Shares and that this Agreement places limits on the voting of the Covered Shares; provided, that any such stop transfer order and notice will immediately be withdrawn and terminated by Buyer following the termination of this Agreement in accordance with Section 5.1.
(b)   The Shareholder understands and agrees that if the Shareholder attempts to Transfer, vote or provide any other Person with the authority to vote any of the Covered Shares other than in compliance with this Agreement, Buyer shall not, and the Shareholder hereby unconditionally and irrevocably instructs Buyer to not (i) permit such Transfer on its books and records, (ii) issue a new certificate representing any of the Covered Shares, or (iii) record such vote unless and until the Shareholder shall have complied with the terms of this Agreement.
4.2.   Certain Events.   In the event of a stock split, stock dividend or distribution, or any change in the Buyer Common Stock by reason of any split-up, reverse stock split, recapitalization, combination, reclassification, exchange of shares or the like, the terms “Existing Shares” and “Covered Shares” shall be deemed to refer to and include such shares as well as all such stock dividends and distributions and any securities into which or for which any or all of such shares may be changed or exchanged or which are received in such transaction.
4.3.   Notice of Acquisitions.   Except for issuances upon settlement or vesting of any Buyer equity or equity-linked awards, Shareholder hereby agrees to notify Seller and Buyer as promptly as practicable (and in any event at least two Business Days prior to the occurrence of any of the following events) in writing of (a) the number of any additional shares of Buyer Common Stock or other securities of Buyer of which the Shareholder acquires Beneficial Ownership on or after the date hereof, and (b) any proposed Permitted Transfers of the Covered Shares, Beneficial Ownership thereof or other interest specifically therein.
4.4.   Shareholder Capacity.   The Shareholder is signing this Agreement solely in his or her capacity as a holder of Buyer Common Stock, and nothing herein shall prohibit, prevent or preclude the Shareholder from taking or not taking any action in the Shareholder’s capacity as a director, officer or director and officer of Buyer to the extent permitted by the Merger Agreement. Nothing in this Agreement is intended or shall be construed or require the Shareholder, in his or capacity as a director, officer or employee, to act or fail to act in accordance with his or her fiduciary duties.
4.5.   Further Assurances.   From time to time, at the request of Buyer or Seller and without further consideration, the Shareholder shall execute and deliver such additional documents and take all such further action as may be reasonably necessary to effect the actions and consummate the transactions contemplated by this Agreement.
4.6.   Disclosure.   The Shareholder hereby authorizes Buyer and Seller to publish and disclose in any announcement or disclosure required by applicable Law and any proxy statement filed in connection with the transactions contemplated by the Merger Agreement the Shareholder’s identity and ownership of the Covered Shares and the nature of the Shareholder’s obligation under this Agreement.
ARTICLE V
MISCELLANEOUS
5.1.   Termination.   This Agreement shall remain in effect until the earlier to occur of (a) the Effective Time, (b) the date of termination of the Merger Agreement in accordance with its terms, and (c) the

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termination of this Agreement by mutual written consent of the parties hereto; provided, that the provisions of ARTICLE V shall survive any termination of this Agreement . Nothing in this Section 5.1 and no termination of this Agreement shall relieve or otherwise limit any party of liability for fraud, or willful or intentional breach of this Agreement.
5.2.   No Ownership Interest.   Nothing contained in this Agreement shall be deemed to vest in Buyer or Seller any direct or indirect ownership or incidence of ownership of or with respect to any Covered Shares. All rights, ownership and economic benefits of and relating to the Covered Shares shall remain vested in and belong to the Shareholder, and Buyer or Seller shall not have any authority to direct the Shareholder in the voting or disposition of any of the Covered Shares, except as otherwise provided herein.
5.3.   Notices.   All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if delivered by hand, by registered or certified mail, postage pre-paid, return receipt requested, by courier or overnight carrier, or by email (with confirmed receipt) to the Persons at the addresses set forth below (or at such other address as may be provided hereunder), and shall be deemed to have been delivered as of the date so delivered:
Buyer:
FB Financial Corporation
FirstBank
1221 Broadway, Suite 1300
Nashville, Tennessee 37203
Attn: Beth Sims, General Counsel
E-mail: bsims@firstbankonline.com

Copy to Counsel:
Alston & Bird LLP
One Atlantic Center
1201 West Peachtree Street
Atlanta, GA 30309
Attn: Mark Kanaly
E-mail: Mark.Kanaly@alston.com;

Seller:
Southern States Bancshares, Inc.
100 Office Park Drive
Birmingham, AL 35223
Attn: Lynn Joyce, Senior Executive Vice President and
Chief Financial Officer
E-mail: ljoyce@ssbank.bank

Copy to Counsel:
Jones Walker LLP
420 20th St. N
Suite 1100
Birmingham, AL 35203
Attn. Mike Waters
E-mail: mwaters@joneswalker.com

Shareholder:
To those Persons indicated on Schedule 1.

5.4.   Interpretation.   Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against any party, whether under any rule of construction or otherwise. No party to this Agreement shall be considered the draftsman. The parties acknowledge and agree that this Agreement has been reviewed, negotiated, and accepted by all parties and their attorneys (if such parties elected to engage legal counsel) and, unless otherwise defined herein, the words used shall be construed and interpreted according to their ordinary meaning so as fairly to accomplish the purposes and intentions of all parties hereto. Section headings of this Agreement are for reference purposes only and are to be given no effect in the construction or interpretation of this Agreement. Whenever the context may require, any pronoun used herein shall include the corresponding masculine, feminine or neuter forms. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The word “or” shall not be exclusive and “any” means “any and all.” “Extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and such phrase does not

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mean simply “if.” The words “hereby,” “herein,” “hereof,” “hereunder” and similar terms refer to this Agreement as a whole and not to any specific Section.
5.5.   Counterparts; Delivery by Electronic Transmission.   This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. This Agreement and any signed agreement or instrument entered into in connection with this Agreement, and any amendments or waivers hereto or thereto, to the extent signed and delivered by electronic means, including by e-mail delivery of a “.pdf” format data file, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party hereto or to any such agreement or instrument shall raise the use of electronic means, including e-mail delivery of a “.pdf” format data file, to deliver a signature to this Agreement or any amendment hereto or the fact that any signature or agreement or instrument was transmitted or communicated through the use of electronic means, including e-mail delivery of a “.pdf” format data file, as a defense to the formation of a contract and each party hereto forever waives any such defense.
5.6.   Entire Agreement.   This Agreement and, to the extent referenced herein, the Merger Agreement, together with the several agreements and other documents and instruments referred to herein or therein or annexed hereto or thereto, constitute the entire agreement among the parties hereto with respect to the transactions contemplated hereunder and thereunder and supersedes all prior arrangements or understandings, with respect thereto, written and oral.
5.7.   Governing Law; Consent to Jurisdiction; Waiver of Jury Trial.
5.7.1
The parties agree that this Agreement shall be governed by and construed in all respects in accordance with and all disputes arising out of or in connection with this Agreement or the transactions contemplated hereby shall be resolved under, the Laws of the State of Tennessee without regard to any conflict of Laws or choice of Law principles that might otherwise refer construction or interpretation of this Agreement to the substantive Law of another jurisdiction.

5.7.2
Any civil action, counterclaim, proceeding, or litigation arising out of or relating to this Agreement shall be brought exclusively in any federal or state court of competent jurisdiction located in the State of Tennessee. Each party consents to the jurisdiction of such Tennessee courts in any such civil action, counterclaim, proceeding, or litigation and waives any objection to the laying of venue of any such civil action, counterclaim, proceeding, or litigation in such Tennessee courts. Service of any court paper may be effected on a party hereto by mail, as provided in this letter, or in such other manner as may be provided under applicable Laws.

5.7.3
EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY SUIT, ACTION OR OTHER PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT: (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY ACTION, SUIT OR PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (III) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (IV) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.7.

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5.8.   Amendments; Waivers.   To the extent permitted by Law, this Agreement may be amended or waived by a subsequent writing signed by each of the parties upon the approval of each of the parties. The parties hereto may, to the extent permitted by Law, (a) extend the time for the performance of any of the obligations or other acts of the other parties, (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto, and (c) waive compliance with any of the agreements or satisfaction of any conditions contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such party, but such extension or waiver or failure to insist on strict compliance with an obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure to comply with an obligation, covenant, agreement or condition. No failure or delay by any party hereto in exercising any right, power, remedy or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any right, power or privilege.
5.9.   Enforcement of Agreement.   The parties hereto agree that irreparable damage would occur and that the parties hereto would not have any adequate remedy at law in the event that any of the provisions of this Agreement was not performed in accordance with its specific terms or was otherwise breached. It is accordingly agreed that the parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at Law or in equity. Each of the parties waives (a) any defense in any action for specific performance that a remedy at Law would be adequate and (b) any requirement under any Law to post security or a bond as a prerequisite to obtaining equitable relief.
5.10.   Severability.   Any term or provision of this Agreement that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.
5.11.   Assignment.   Except as expressly contemplated hereby, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any party hereto (whether by merger, consolidation or otherwise by operation of Law) without the prior written consent of the other parties. Any purported assignment in contravention hereof shall be null and void. Subject to the preceding sentences, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and permitted assigns.
5.12.   Third Party Beneficiaries.   Nothing in this Agreement expressed or implied, is intended to confer upon any Person, other than the parties or their respective successors, any rights, remedies, obligations, or liabilities under or by reason of this Agreement. The representations and warranties in this Agreement are the product of negotiations among the parties hereto and are for the sole benefit of the parties. Any inaccuracies in such representations and warranties are subject to waiver by the parties hereto in accordance herewith without notice or liability to any other Person. In some instances, the representations and warranties in this Agreement may represent an allocation among the parties hereto of risks associated with particular matters regardless of the knowledge of any of the parties hereto. Consequently, Persons other than the parties may not rely upon the representations and warranties in this Agreement as characterizations of actual facts or circumstances as of the date of this Agreement or as of any other date. Notwithstanding any other provision hereof to the contrary, no Consent, approval or agreement of any third party beneficiary will be required to amend, modify or waive any provision of this Agreement.
5.13.   Expenses.   Each of the parties hereto shall bear and pay all direct costs and expenses incurred by it or on its behalf in connection with the transactions contemplated hereunder.
5.14.   Reasonable Efforts.   On the terms and subject to the conditions of this Agreement, the Shareholder agrees to execute and deliver such additional documents as Seller may reasonably request and use its reasonable best efforts to take, or cause to be taken, all appropriate actions, and to do, or cause to be done, all things necessary, proper or advisable under applicable Laws to consummate and make effective

8

the transactions contemplated hereby as promptly as practicable. Without limiting the foregoing, the Shareholder shall execute and deliver to Seller and any of its designees any proxies reasonably requested by Seller with respect to the Shareholder’s voting obligations under this Agreement.
[signatures on following page]

9

IN WITNESS WHEREOF, the party hereto has caused this Agreement to be executed (where applicable, by their respective officers or other authorized Person thereunto duly authorized) as of the day and year first written above.
FB FINANCIAL CORPORATION
By:

Name:
Title:
[Signature Page to Buyer Voting Agreement]

IN WITNESS WHEREOF, the party hereto has caused this Agreement to be executed (where applicable, by their respective officers or other authorized Person thereunto duly authorized) as of the day and year first written above.
SOUTHERN STATES BANCSHARES, INC.
By:

Name:
Title:
[Signature Page to Buyer Voting Agreement]

IN WITNESS WHEREOF, the party hereto has caused this Agreement to be executed (where applicable, by their respective officers or other authorized Person thereunto duly authorized) as of the day and year first written above.
SHAREHOLDER

Name:
[Signature Page to Buyer Voting Agreement]

Schedule 1
INFORMATION
Name	Existing Shares

Address for notice:
Name:

Street:

City, State:
ZIP Code:
Telephone:
Fax:
Email:

EXHIBIT C
Employee Arrangements
[*Pursuant to Item 601(a)(5) of Regulation S-K, this exhibit has been omitted. The registrant hereby agrees to furnish supplementally a copy of any omitted schedule or similar attachment to the SEC upon request.]

EXHIBIT D
Form of Bank Plan of Merger and Merger Agreement

PLAN OF BANK MERGER
This PLAN OF BANK MERGER (this “Agreement”) is made and entered into as of March 31, 2025, by and between FirstBank, a Tennessee state chartered banking institution with its main office located at 1221 Broadway Suite 1300, Nashville, Tennessee 37203 (“FirstBank”), and Southern States Bank, an Alabama state banking corporation with its main office located at 615 Quintard Avenue, Anniston, Alabama, 36201 (“Seller Bank”), to provide for the merger of Seller Bank with and into FirstBank (the “Bank Merger”). FirstBank and Seller Bank are referred to herein as the “Merging Banks.”
WHEREAS, pursuant to an Agreement and Plan of Merger, dated as of March 31, 2025 (the “Merger Agreement”), by and between FB Financial Corporation, a Tennessee corporation and the sole shareholder of FirstBank (the “Company”), and Southern States Bancshares, Inc., an Alabama corporation and the sole shareholder of Seller Bank (“Seller”), Seller will be merged with and into the Company (the “Merger”), subject to the terms of and conditions set forth in the Merger Agreement;
WHEREAS, the Merger Agreement contemplates the subsequent merger of Seller Bank with and into FirstBank, with FirstBank as the surviving bank (the “Surviving Bank”);
WHEREAS, the respective boards of directors of FirstBank and Seller Bank have adopted this Agreement and have determined that this Agreement and the transactions contemplated by this Agreement, including the Bank Merger, are in the best interests of their respective shareholder(s); and
WHEREAS, Seller and the Company have approved this Agreement in their capacity as the sole shareholder of Seller Bank and sole shareholder of FirstBank, respectively.
NOW, THEREFORE, in consideration of the premises and of the covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Merging Banks, intending to be legally bound, hereby make, adopt and approve this Agreement, and hereby prescribe the terms and conditions of the Bank Merger and the mode of effecting the Bank Merger as follows:
ARTICLE I
TERMS OF BANK MERGER
Section 1.01   The Bank Merger.
At the Effective Time (as defined below), Seller Bank shall be merged with and into FirstBank in accordance with, and with the effects provided in, this Agreement and applicable provisions of the Tennessee Banking Act, Tennessee Code Annotated § 45-1-101 et seq., the Tennessee Business Corporation Act, Tennessee Code Annotated § 48-11-101 et seq., Alabama Banking Code § 5-7A-1 et seq., Alabama Banking Code § 5-13B-20 et seq., and Alabama Business and Nonprofit Entities Code § 10A-2A-11.01 et seq. As a result of the Bank Merger, (i) each share of common stock of Seller Bank, par value $5.00 per share, issued and outstanding immediately prior to the Effective Time shall cease to be outstanding and shall be cancelled for no consideration and (ii) each share of capital stock of FirstBank, par value $100.00 per share, issued and outstanding immediately prior to the Effective Time shall remain issued and outstanding and shall constitute the only shares of capital stock of the Surviving Bank issued and outstanding immediately after the Effective Time. For purposes of this Agreement, the Bank Merger shall become effective on the date and time specified in the articles of merger for the Bank Merger as filed with the Tennessee Secretary of State (such time when the Bank Merger becomes effective, the “Effective Time”).
At the Effective Time, the Surviving Bank shall be considered the same business and corporate entity as each of the Merging Banks and thereupon and thereafter all the property, rights, privileges, powers and franchises of each of the Merging Banks shall vest in the Surviving Bank and the Surviving Bank shall be subject to and be deemed to have assumed all of the debts, liabilities, obligations and duties of each of the Merging Banks and shall have succeeded to all of each of their relationships, fiduciary or otherwise, as fully and to the same extent as if such property, rights, privileges, powers, franchises, debts, liabilities, obligations, duties and relationships had been originally acquired, incurred or entered into by the Surviving Bank. The deposit-taking offices of Seller Bank shall be operated by the Surviving Bank, and the deposit accounts issued by Seller Bank shall be issued on the same terms by the Surviving Bank. In addition, any reference to either of the Merging Banks in any contract, will or document, whether executed or taking effect before or after the Effective Time, shall be considered a reference to the Surviving Bank if not inconsistent with the other provisions of the contract, will or document; and any pending action or other judicial proceeding to which either of the Merging Banks is a party shall not be deemed to have abated or to have been discontinued by reason of the Bank Merger, but may be prosecuted to final judgment, order or decree in the same manner as if the Bank Merger had not been made or the Surviving Bank may be substituted as a party to such action or proceeding, and any judgment, order or decree may be rendered for or against it that might have been rendered for or against either of the Merging Banks as if the Bank Merger had not occurred.
Name of Surviving Bank and Principal Office.   The name of the Surviving Bank shall be “FirstBank.” The principal office of FirstBank shall continue to be 1221 Broadway Suite 1300, Nashville, Tennessee 37203 after the Effective Time. The branch offices of Seller Bank and FirstBank immediately prior to the Effective Time will be operated as branch offices of the Surviving Bank immediately following the Effective Time.
Charter.   At and after the Effective Time, the Charter of FirstBank shall be the Charter of the Surviving Bank until amended in accordance with applicable law.
Bylaws.   At and after the Effective Time, the Bylaws of FirstBank shall be the Bylaws of the Surviving Bank until amended in accordance with applicable law.
Directors and Officers.   At and after the Effective Time, until changed in accordance with the Charter and Bylaws of the Surviving Bank, (i) the directors of the Surviving Bank shall be the directors of FirstBank immediately prior to the Effective Time and, pursuant to Section 5.21 of the Merger Agreement, one additional individual appointed to the board of directors of the Surviving Bank as of the Effective Time, who shall be mutually agreed upon between the Company and Seller, subject to the Company’s customary review, vetting, and approval processes, and (ii) the officers of the Surviving Bank shall be the officers of FirstBank immediately prior to the Effective Time. Prior to the Effective Time, the board of directors of Company and FirstBank shall take all actions necessary to give effect to this Section 1.5. The directors and officers of the Surviving Bank shall hold office in accordance with the Charter and Bylaws of the Surviving Bank. A list of the anticipated directors and officers of the Surviving Bank is set forth on Exhibit A.
Capital of Surviving Bank.   The amount of capital stock of the Surviving Bank authorized immediately following the Effective Time shall continue to be 100,000 shares of common stock, par value $100.00 per share, of which 75,000 shares of common stock are issued and outstanding as of the date hereof.
No Preferred Stock.   No preferred stock will be issued in connection with, or as a result of, the transactions contemplated by this Agreement.
Income Tax Treatment.   Each party to this Agreement agrees to treat the Bank Merger for all income tax purposes as a reorganization qualifying under Section 368(a) of the Internal Revenue Code of 1986, as amended, and hereby adopts this Agreement as a result of execution thereof as a plan of reorganization within the meaning of Treasury Regulations Section 1.368-2(g). None of the parties shall file a tax return or take any position with any taxing authority that is inconsistent with the tax treatment described in the preceding sentence.
Offices.   The offices of the Surviving Bank are set forth on Exhibit B. Also denoted on Exhibit B are the current offices of each of the Merging Banks.
MISCELLANEOUS
Conditions Precedent.   The respective obligations of each party to consummate the Bank Merger pursuant to this Agreement shall be subject to (a) the approval of this Agreement and the transactions contemplated hereby by (i) the Federal Reserve, (ii) the Federal Deposit Insurance Corporation (the “FDIC”), (iii) the Tennessee Department of Financial Institutions (the “TDFI”), (iv) other regulatory authorities, as applicable, and (v) the shareholder(s) of each Merging Bank, and (b) the consummation of the Merger.
Governing Law.   This Agreement shall be governed by and construed in accordance with the laws of the State of Tennessee, without regard to any applicable principles of conflicts of laws that would result in the application of the law of another jurisdiction.

Counterparts.   This Agreement may be executed (by facsimile or otherwise) by any one or more of the parties in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.
Amendments.   To the extent permitted by the Federal Reserve, the FDIC, and the TDFI, this Agreement may be amended by a subsequent writing signed by the parties hereto upon the approval of the board of directors of each of the parties hereto.
Successors.   This Agreement shall be binding on the successors of FirstBank and Seller Bank.
Termination.   This Agreement may be terminated, and the transactions contemplated hereby may be abandoned, at any time prior to the Effective Time by mutual written agreement of the parties hereto upon the approval of the board of directors of each of the parties hereto. Additionally, this Agreement shall terminate automatically, without any action by the parties hereto, in the event that the Merger Agreement is terminated in accordance with its terms.
[Signature page follows]

IN WITNESS WHEREOF, FirstBank and Seller Bank have caused this Plan of Bank Merger to be executed by their duly authorized officers as of the date first set forth above.
FirstBank
Attest:
Name:	By:	Name: Christopher T. Holmes
Title:		Title: President and Chief Executive Officer
Southern States Bank
Attest:
By:
Name:		Name: Mark Chambers
Title:		Title: Chief Executive Officer and President

EXHIBIT A
OFFICERS AND DIRECTORS OF SURVIVING BANK

EXHIBIT B
BANKING OFFICES OF SURVIVING BANK

Annex B
March 30, 2025
Board of Directors
Southern States Bancshares, Inc.
615 Quintard Avenue
Anniston, AL 36201
Members of the Board of Directors:
We understand that Southern States Bancshares, Inc. (the “Company”) and FB Financial Corporation (the “Buyer”) propose to enter into an Agreement and Plan of Merger, substantially in the form of the draft dated March 30, 2025 (the “Agreement”). The Agreement provides, among other things, that (a) the Company will be merged with and into the Buyer (the “Transaction”) and (b) each share of common stock, par value $5.00 per share (“Company Common Stock”), of the Company will be converted into the right to receive 0.800 shares (the “Exchange Ratio”) of common stock, par value $1.00 per share (“Buyer Common Stock”), of the Buyer (the “Merger Consideration”). The terms and conditions of the Transaction are more fully set forth in the Agreement. In addition, (i) each option granted by the Company to purchase Company Common Stock (each, a “Company Stock Option”) will be converted into the right to receive a cash payment equal to the product of (A) the difference, if positive, between (I) the product of (x) the average closing price of the Buyer Common Stock as reported on the NYSE for the 10 consecutive trading days ending on the trading day immediately prior to the date that is five days prior to the closing date of the Transaction multiplied by (y) the Exchange Ratio and (II) the exercise price of the Company Stock Option, multiplied by (B) the number of shares of Company Common Stock underlying such Company Stock Option, rounded up to the nearest cent, (ii) each share of Company Common Stock subject to vesting, repurchase or other lapse restrictions will become fully vested and be treated as a share of Company Common Stock, and (iii) each restricted stock unit granted by the Company will be converted into the right to receive the Merger Consideration. You have requested that Performance Trust Capital Partners, LLC (“Performance Trust”) provide an opinion to the Board of Directors (the “Board”) of the Company as to whether the Merger Consideration set forth in the Agreement is fair, from a financial point of view, to the holders of Company Common Stock.
For purposes of the opinion set forth herein, we have:
(1)
Reviewed the draft Agreement and certain related documents;

(2)
Reviewed certain publicly available business and financial information relating to the Company and the Buyer, including reports filed with the Securities and Exchange Commission, the Federal Deposit Insurance Corporation, and the Board of Governors of the Federal Reserve;

(3)
Reviewed certain other business, financial and operating information relating to the Company and the Buyer provided by management of the Company and the Buyer, including financial forecasts for the Company prepared by the management of the Company (the “Company Projections”) and publicly available consensus “street estimates” of the Company and financial forecasts for the Buyer prepared by the management of the Buyer (the “Buyer Projections”) and publicly available consensus “street estimates” of the Buyer;

(4)
Reviewed certain estimates of cost savings and other synergies anticipated by the management of the Buyer to result from the Transaction (the “Synergies Estimates”);

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(5)
Discussed the past and current operations, financial condition, and the prospects of the Company and the Buyer with senior executives of the Company, including discussions regarding the proposed Transaction;

(6)
Reviewed certain financial terms of the proposed Transaction and compared certain of those terms with the publicly available financial terms of certain similar transactions that have been effected or announced;

(7)
Reviewed certain financial data of the Company and compared that data with similar data for companies with publicly traded equity securities that Performance Trust deemed relevant; and

(8)
Considered such other documents, information, financial studies, analyses, investigations, economic data, and market criteria that Performance Trust deemed relevant.

We have assumed and relied upon, without independent verification, the accuracy and completeness of the information that was publicly available or supplied or otherwise made available to us by the Company and the Buyer and formed a substantial basis for this opinion. We have further relied upon the assurances of the management of the Company that it is not aware of any facts or circumstances that would make such information inaccurate or misleading. We have relied upon the management of the Company as to the reasonableness and achievability of the publicly available consensus “street estimates” of the Company and the Company Projections (and the assumptions and bases therefor), and we have assumed that such information has been reasonably prepared on bases reflecting and represents, or in the case of the Company “street estimates” referred to above that such estimates are consistent with, the best currently available estimates and judgments of the management of the Company as to the future financial performance of the Company and that the forecasts, projections, and estimates reflected in such information will be realized in the amounts and in the time periods currently estimated. We have relied upon the management of the Buyer as to the reasonableness and achievability of the publicly available consensus “street estimates of the Buyer and the Buyer Projections (and the assumptions and bases therefor), and we have assumed that such information has been reasonably prepared on bases reflecting and represents, or in the case of the Buyer “street estimates” referred to above that such estimates are consistent with, the best currently available estimates and judgments of the management of the Buyer as to the future financial performance of the Buyer and that the forecasts, projections, and estimates reflected in such information will be realized in the amounts and in the time periods currently estimated. With respect to the Synergies Estimates, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of the Buyer as to the cost savings and synergies anticipated to result from the Transaction (including the amount and timing thereof).
In addition, we have assumed that the Transaction will be consummated in accordance with the terms set forth in the Agreement without any waiver, amendment or delay of any terms or conditions and that the Agreement will not differ in any respect material to our analyses or opinion from the draft thereof furnished to us. We have assumed that, in connection with the receipt of all the necessary governmental, regulatory or other approvals and consents required for the proposed Transaction, no delays, limitations, conditions or restrictions will be imposed that would have an adverse effect on the contemplated benefits expected to be derived in the proposed Transaction. We are not legal, tax, or regulatory advisors. We are financial advisors only and have relied upon, without independent verification, the assessment of the Company and its legal, tax, or regulatory advisors with respect to legal, tax, or regulatory matters.
We express no opinion with respect to the fairness of the amount or nature of the compensation to be paid to any of the Company’s officers, directors or employees, or any class of such persons, relative to the Merger Consideration to be received by the holders of shares of the Company Common Stock in the Transaction. This opinion does not address how the shares of Buyer Common Stock to be issued in the Transaction will trade following the closing of the Transaction or at any time. We have not made any independent valuation or appraisal of the assets or liabilities of the Company or the Buyer, nor have we been furnished with any such valuations or appraisals, with the exception of a third-party loan review of the Company prepared by consultants retained by the Buyer. In addition, we are not experts in evaluating loan, lease, investment, or trading portfolios for purposes of assessing the adequacy of the allowances for losses or evaluating loan servicing rights or goodwill for purposes of assessing any impairment thereto. We did not make an independent evaluation of the adequacy of the Company’s or the Buyer’s allowances for such losses, nor have we reviewed any individual loan or credit files or investment or trading portfolios. In all cases, we have assumed that the Company’s and the Buyer’s allowances for such losses are adequate to cover such losses. We have not evaluated the solvency of the Company or the Buyer or the solvency or fair value of the Company, the Buyer, or any other entity or person or their respective assets or liabilities under any state or federal laws relating to bankruptcy, insolvency, fraudulent conveyance, or similar matters.
Our opinion is necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. Events occurring or coming to our attention after the date hereof may affect this opinion and the assumptions used in preparing it, and we do not assume any obligation to update, revise or reaffirm this opinion. We express no view as to, and our opinion does not address, the underlying business decision of the Company to proceed with the Transaction or the relative merits of the Transaction as compared to any alternative business strategies that might be available for the Company.
We have acted as financial advisor to the Board of Directors of the Company in connection with this Transaction and will receive a fee for such services, a substantial portion of which is contingent upon the closing of the Transaction, and will be entitled to receive a fee upon delivery of this opinion. In the two years prior to the date hereof, we have been engaged by the Company and its affiliates to provide balance sheet strategy services and have received fees for such services. We may seek to provide financial advisory or investment banking services to the Buyer in the future and would expect to receive fees for the rendering of these services.
Please note that Performance Trust is a full-service securities firm engaged in securities trading and brokerage activities and provides investment banking and financial advisory services. Performance Trust and its affiliates may, from time to time, perform various investment banking and financial advisory services for other clients who may have conflicting interest with respect to the Company. Performance Trust and its affiliates, directors and officers may at any time invest on a principal basis, hold long or short positions, and may trade or otherwise structure and effect transactions, for their own account or the accounts of its customers, in debt or equity securities, or other securities and financial instruments (including bank loans and other obligations) of the Company, the Buyer or any other company that may be involved in the Transaction, or any related derivative instruments.
This opinion has been approved by a committee of Performance Trust in accordance with our customary practice. This opinion is for the information of the Board of Directors (in its capacity as such) of the Company in its evaluation of the proposed Transaction, and our opinion is not intended to be and does not constitute a recommendation to any stockholder or any other person as to how such stockholder should vote or act on any matters relating to the proposed Transaction.
Based on and subject to the foregoing, we are of the opinion on the date hereof that the Merger Consideration set forth in the Agreement is fair from a financial point of view to holders of Company Common Stock.
Very truly yours,
Performance Trust Capital Partners, LLC

Annex C
March 30, 2025
The Board of Directors
FB Financial Corporation
1221 Broadway, Suite 1300
Nashville, TN 37203
Members of the Board:
You have requested the opinion of Keefe, Bruyette & Woods, Inc. (“KBW” or “we”) as investment bankers as to the fairness, from a financial point of view, to FB Financial Corporation (“FB”) of the Exchange Ratio (as defined below) in the proposed merger (the “Merger”) of Southern States Bancshares, Inc. (“SSB”) with and into FB, pursuant to the Agreement and Plan of Merger (the “Agreement”) to be entered into by and between FB and SSB. Pursuant to the Agreement and subject to the terms, conditions and limitations set forth therein, at the Effective Time (as defined in the Agreement), automatically by virtue of the Merger and without any action on the part of FB, SSB or any shareholder of record of SSB, each share of the common stock, $5.00 par value per share, of SSB (“SSB Common Stock”) issued and outstanding at the Effective Time (excluding Seller Cancelled Shares (as defined in the Agreement)) shall be converted into the right to receive 0.800 of a share of the common stock, $1.00 par value per share, of FB (“FB Common Stock”). The ratio of 0.800 of a share of FB Common Stock for one share of SSB Common Stock is referred to herein as the “Exchange Ratio.” The terms and conditions of the Merger are more fully set forth in the Agreement.
The Agreement further provides that, immediately following the Effective Time, Southern States Bank, a wholly-owned subsidiary of SSB, will be merged with and into FirstBank, a wholly-owned subsidiary of FB (such transaction, the “Bank Merger”), pursuant to a separate bank merger agreement.
KBW has acted as financial advisor to FB and not as an advisor to or agent of any other person. As part of our investment banking business, we are continually engaged in the valuation of bank and bank holding company securities in connection with acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for various other purposes. As specialists in the securities of banking companies, we have experience in, and knowledge of, the valuation of banking enterprises. Further to an existing sales and trading relationship between a KBW broker dealer affiliate and SSB and otherwise in the ordinary course of KBW’s and its affiliates’ broker-dealer businesses, KBW and its affiliates may from time to time purchase securities from, and sell securities to, FB and SSB. In addition, as market makers in securities, we and our affiliates may from time to time have a long or short position in, and buy or sell, debt or equity securities of FB or SSB for our and their own accounts and for the accounts of our and their respective customers and clients. We have acted exclusively for the board of directors of FB (the “Board”) in rendering this opinion and will receive a fee from FB for our services. A portion of our fee is payable upon the rendering of this opinion, and a significant portion is contingent upon the successful completion of the Merger. In addition, FB has agreed to indemnify us for certain liabilities arising out of our engagement.
Other than in connection with this present engagement, in the past two years, KBW has not provided investment banking or financial advisory services to FB. In the past two years, KBW has provided investment banking and financial advisory services to SSB and received compensation for such services. KBW acted as financial advisor to SSB in connection with SSB’s acquisition of CBB Bancorp, which acquisition was completed in July 2024. We may in the future provide investment banking and financial advisory services to FB or SSB and receive compensation for such services.
In connection with this opinion, we have reviewed, analyzed and relied upon material bearing upon the financial and operating condition of FB and SSB and bearing upon the Merger, including among other things, the following: (i) a draft of the Agreement dated March 28, 2025 (the most recent draft made available to us); (ii) the audited financial statements and the Annual Reports on Form 10-K for the three fiscal years ended December 31, 2024 of FB; (iii) the audited financial statements and the Annual Reports on Form 10-K for the three fiscal years ended December 31, 2024 of SSB; (iv) certain regulatory filings of FB and SSB and their respective subsidiaries, including as applicable, the quarterly reports on Form FR Y-9C and the quarterly call reports required to be filed (as the case may be) with respect to each quarter during the three-year period ended December 31, 2024; (v) certain other interim reports and other communications of FB and SSB to their respective shareholders; and (vi) other financial information concerning the respective businesses and operations of FB and SSB furnished to us by FB and SSB or which we were otherwise directed to use for purposes of our analysis. Our consideration of financial information and other factors that we deemed appropriate under the circumstances or relevant to our analyses included, among others, the following: (i) the historical and current financial position and results of operations of FB and SSB; (ii) the assets and liabilities of FB and SSB; (iii) the nature and terms of certain other merger transactions and business combinations in the banking industry; (iv) a comparison of certain financial and stock market information of FB and SSB with similar information for certain other companies, the securities of which are publicly traded; (v) publicly available consensus “street estimates” of FB and SSB, as well as assumed FB and SSB long-term growth rates provided to us by FB management, all of which information was discussed with us by such management and used and relied upon by us at the direction of such management and with the consent of the Board; and (vi) estimates regarding certain pro forma financial effects of the Merger on FB (including without limitation the cost savings expected to result or be derived from the Merger) that were prepared by FB management, provided to and discussed with us by such management, and used and relied upon by us at the direction of such management and with the consent of the Board. We have also performed such other studies and analyses as we considered appropriate and have taken into account our assessment of general economic, market and financial conditions and our experience in other transactions, as well as our experience in securities valuation and knowledge of the banking industry generally. We have also participated in discussions held by the managements of FB and SSB regarding the past and current business operations, regulatory relations, financial condition and future prospects of their respective companies and such other matters as we have deemed relevant to our inquiry.
In conducting our review and arriving at our opinion, we have relied upon and assumed the accuracy and completeness of all of the financial and other information that was provided to or discussed with us or that was publicly available and we have not independently verified the accuracy or completeness of any such information or assumed any responsibility or liability for such verification, accuracy or completeness. We have relied upon FB management as to the reasonableness and achievability of the publicly available consensus “street estimates” of FB and SSB, the assumed FB and SSB long-term growth rates, and the estimates regarding certain pro forma financial effects of the Merger on FB (including, without limitation, the cost savings expected to result or be derived from the Merger), all as referred to above (and the assumptions and bases for all such information), and we have assumed that all such information has been reasonably prepared and represents, or in the case of the publicly available consensus “street estimates” of FB and SSB referred to above that such “street estimates” of FB and SSB are consistent with, the best currently available estimates and judgments of FB management and that the forecasts, projections and estimates reflected in such information will be realized in the amounts and in the time periods currently estimated.
It is understood that the portion of the foregoing financial information of FB and SSB that was provided to us was not prepared with the expectation of public disclosure and that all of the foregoing financial information, including the publicly available consensus “street estimates” of FB and SSB referred to above, is based on numerous variables and assumptions that are inherently uncertain (including, without limitation, factors related to general economic and competitive conditions and, in particular, the widespread disruption, extraordinary uncertainty and unusual volatility arising from global tensions and political unrest, economic uncertainty, inflation, prolonged higher interest rates, the COVID-19 pandemic and, in the case of the banking industry, recent actual or threatened regional bank failures, including the effect of evolving governmental interventions and non-interventions) and, accordingly, actual results could vary significantly from those set forth in such information. We have assumed, based on discussions with the management of FB and with the consent of the Board, that all such information provides a reasonable basis upon which we can form our opinion and we express no view as to any such information or the assumptions or bases therefor. We have relied on all such information without independent verification or analysis and do not in any respect assume any responsibility or liability for the accuracy or completeness thereof.

We also have assumed that there have been no material changes in the assets, liabilities, financial condition, results of operations, business or prospects of either FB or SSB since the date of the last financial statements of each such entity that were made available to us. We are not experts in the independent verification of the adequacy of allowances for credit losses and we have assumed, without independent verification and with your consent, that the aggregate allowances for credit losses for each of FB and SSB are adequate to cover such losses. In rendering our opinion, we have not made or obtained any evaluations or appraisals or physical inspection of the property, assets or liabilities (contingent or otherwise) of FB or SSB, the collateral securing any of such assets or liabilities, or the collectability of any such assets, nor have we examined any individual loan or credit files, nor did we evaluate the solvency, financial capability or fair value of FB or SSB under any state or federal laws, including those relating to bankruptcy, insolvency or other matters. We have made note of the classification by each of FB and SSB of its loans and owned securities as either held to maturity or held for investment, on the one hand, or held for sale or available for sale, on the other hand, but we express no view as to any such matters. Estimates of values of companies and assets do not purport to be appraisals or necessarily reflect the prices at which companies or assets may actually be sold. Such estimates are inherently subject to uncertainty and should not be taken as our view of the actual value of any companies or assets.
We have assumed, in all respects material to our analyses, the following: (i) that the Merger and any related transactions (including, without limitation, the Bank Merger and the contemplated repayment by SSB of certain indebtedness prior to the closing date of the Merger) will be completed substantially in accordance with the terms set forth in the Agreement (the final terms of which we have assumed will not differ in any respect material to our analyses from the draft reviewed by us and referred to above), with no adjustments to the Exchange Ratio and with no other consideration or payments in respect of SSB Common Stock; (ii) that the representations and warranties of each party in the Agreement and in all related documents and instruments referred to in the Agreement are true and correct; (iii) that each party to the Agreement and all related documents will perform all of the covenants and agreements required to be performed by such party under such documents; (iv) that there are no factors that would delay or subject to any adverse conditions, any necessary regulatory or governmental approval for the Merger or any related transactions and that all conditions to the completion of the Merger and any related transactions will be satisfied without any waivers or modifications to the Agreement or any of the related documents; and (v) that in the course of obtaining the necessary regulatory, contractual, or other consents or approvals for the Merger and any related transactions, no restrictions, including any divestiture requirements, termination or other payments or amendments or modifications, will be imposed that will have a material adverse effect on the future results of operations or financial condition of FB, SSB or the pro forma entity, or the contemplated benefits of the Merger, including without limitation the cost savings expected to result or be derived from the Merger. We have assumed that the Merger will be consummated in a manner that complies with the applicable provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all other applicable federal and state statutes, rules and regulations. We have further been advised by representatives of FB that FB has relied upon advice from its advisors (other than KBW) or other appropriate sources as to all legal, financial reporting, tax, accounting and regulatory matters with respect to FB, SSB, the Merger and any related transaction, and the Agreement. KBW has not provided advice with respect to any such matters.
This opinion addresses only the fairness, from a financial point of view, as of the date hereof, of the Exchange Ratio in the Merger to FB. We express no view or opinion as to any other terms or aspects of the Merger or any term or aspect of any related transaction (including the Bank Merger), including without limitation, the form or structure of the Merger or any such related transaction, any consequences of the Merger or any such related transaction to FB, its shareholders, creditors or otherwise, or any terms, aspects, merits or implications of any employment, retention, termination, consulting, voting, support, shareholder or other agreements, arrangements or understandings contemplated or entered into in connection with the Merger, any such related transaction, or otherwise. Our opinion is necessarily based upon conditions as they exist and can be evaluated on the date hereof and the information made available to us through the date hereof. There is currently significant volatility in the stock and other financial markets arising from global tensions and political unrest, economic uncertainty, inflation, prolonged higher interest rates, the COVID-19 pandemic and, in the case of the banking industry, recent actual or threatened regional bank failures, including the effect of evolving governmental interventions and non-interventions. It is understood that subsequent events may affect the conclusion reached in this opinion and that KBW does not have an obligation to update, revise or reaffirm this opinion. Our opinion does not address, and we express no view or opinion with respect to, (i) the underlying business decision of FB to engage in the Merger or enter into the Agreement, (ii) the relative merits of the Merger as compared to any strategic alternatives that are, have been or may be available to or contemplated by FB or the Board, (iii) any business, operational or other plans with respect to SSB or the pro forma entity that may be currently contemplated by FB or the Board or that may be implemented by FB or the Board subsequent to the closing of the Merger, (iv) the fairness of the amount or nature of any compensation to any of FB’s officers, directors or employees, or any class of such persons, relative to any compensation to the holders of FB Common Stock or relative to the Exchange Ratio, (v) the effect of the Merger or any related transaction on, or the fairness of the consideration to be received by, holders of any class of securities of FB, SSB or any other party to any transaction contemplated by the Agreement, (vi) the actual value of FB Common Stock to be issued in connection with the Merger, (vii) the prices, trading range or volume at which FB Common Stock or SSB Common Stock will trade following the public announcement of the Merger or the prices, trading range or volume at which FB Common Stock will trade following the consummation of the Merger, (viii) any advice or opinions provided by any other advisor to any of the parties to the Merger or any other transaction contemplated by the Agreement, or (ix) any legal, regulatory, accounting, tax or similar matters relating to FB, SSB, any of their respective shareholders, or relating to or arising out of or as a consequence of the Merger or any other related transaction, including whether or not the Merger and the Bank Merger will each qualify as a tax-free reorganization for United States federal income tax purposes.
This opinion is for the information of, and is directed to, the Board (in its capacity as such) in connection with its consideration of the financial terms of the Merger. This opinion does not constitute a recommendation to the Board as to how it should vote on the Merger or to any holder of FB Common Stock or any shareholder of any other entity as to how to vote or act in connection with the Merger or any other matter, nor does it constitute a recommendation as to whether or not any such shareholder should enter into a voting, shareholders’, affiliates’ or other agreement with respect to the Merger or exercise any dissenters’ or appraisal rights that may be available to such shareholder.
This opinion has been reviewed and approved by our Fairness Opinion Committee in conformity with our policies and procedures established under the requirements of Rule 5150 of the Financial Industry Regulatory Authority.
Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Exchange Ratio in the Merger is fair, from a financial point of view, to FB.
Very truly yours,
Keefe, Bruyette & Woods, Inc.

Proposals — The Board of Directors of Southern States Bancshares, A Inc. recommends a vote FOR Proposals 1 and 2.045LJDProposal 1 – Approval of the Agreement and Plan of Merger,dated March 31, 2025, by and between FB FinancialCorporation and Southern States Bancshares, Inc.,and the transactions contemplated thereby, includingthe merger of Southern States Bancshares, Inc. withand into FB Financial Corporation, with FB FinancialCorporation as the surviving corporation (the“merger”).Proposal 2 – Approval of one or more adjournments of theSpecial Meeting of Southern States Bancshares, Inc.,if necessary or appropriate, to solicit additionalproxies in favor of approval of Proposal 1.For Against Abstain For Against AbstainPlease sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please givefull title.Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.Special Meeting Proxy CardUsing a black ink pen, mark your votes with an X as shown in this example.Please do not write outside the designated areas.q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q0 2 B VYou may vote online or by phone instead of mailing this card.OnlineGo to www.investorvote.com/SSBKor scan the QR code — login details arelocated in the shaded bar below.Your vote matters – here’s how to vote!Votes submitted electronically must bereceived by 11:00 p.m., Central Time, onJune 25, 2025.Save paper, time and money!Sign up for electronic delivery atwww.investorvote.com/SSBKPhoneCall toll free 1-800-652-VOTE (8683) withinthe USA, US territories and Canada

Small steps make an impact.Help the environment by consenting to receive electronicdelivery, sign up at www.investorvote.com/SSBKNotice of Special Meeting of StockholdersProxy Solicited by Board of Directors for Special Meeting — June 26, 2025The undersigned stockholder hereby appoints either Mark A. Chambers and Lynn J. Joyce and each of them, or, if not designated by the undersigned, suchother person(s) as the Board of Directors of Southern States Bancshares, Inc. (“Bancshares”) may designate, as proxy for the undersigned with full power ofsubstitution, to represent the undersigned and to vote all shares of the common stock of Bancshares which the undersigned is entitled to vote at the SpecialMeeting of stockholders of Bancshares that will be held at 615 Quintard Ave., Anniston, AL 36201 at 8:00 a.m., Central Time, on June 26, 2025, and at anyadjournment thereof, on all matters that may properly come before such Special Meeting.This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS GIVEN, THIS PROXYWILL BE VOTED FOR PROPOSAL ONE AND TWO AND AT THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY COME BEFORE THESPECIAL MEETING (WHICH WE DO NOT EXPECT).This proxy also gives authority to the proxy holders to vote on matters incident to the conduct of the Special Meeting.(Items to be voted appear on reverse side)Southern States Bancshares, Inc.C Non-Voting Itemsq IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.qChange of Address — Please print new address below. Comments — Please print your comments below.The Special Meeting of Stockholders of Southern States Bancshares, Inc. will be held at615 Quintard Ave., Anniston, AL 36201 on June 26, 2025 at 8:00 a.m. Central Time.